UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center One Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q2 2010

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Semiannual Report

June 30, 2010

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

You are invited to the 2010 Columbia Acorn Funds Shareholder Information Meeting

When: Wednesday, September 22, 2010
12 noon to 1 p.m. Central time

Where: Chase Bank Auditorium, Plaza Level
10 South Dearborn Street
Chicago, Illinois

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 20 by calling 1-800-922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the corner of Madison St. and Dearborn St. After entering the building, please take the escalators down to the plaza level and follow the signs to the Chase Bank Auditorium.

View a Replay on our Website

For those who are unable to join us in Chicago, a webcast replay of the meeting will be available during the month of October at www.columbiafunds.com.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2

Description of Indexes	3

Squirrel Chatter II: Columbia Acorn Fund At 40	4

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	25

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	38

Statement of Investments	40

Portfolio Diversification	48

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	49

Statement of Investments	50

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	58

Statement of Investments	59

Portfolio Diversification	62

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	63

Statement of Investments	64

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	69

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	72

Statements of Operations	73

Statements of Changes in Net Assets	74

Financial Highlights	78

Notes to Financial Statements	81

Management Fee Evaluation of the Senior Officer	91

Board Approval of the Proposed Investment Advisory Agreement	101

Columbia Acorn Family of Funds Information	107

Proxy Voting Results	108

2010 Mid-Year Distributions

The following table lists the mid-year distributions for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund. Columbia Acorn USA and Columbia Acorn Select did not have a mid-year distribution. The record date was June 8, 2010. The ex-dividend date was June 9, 2010, and the payable date was June 10, 2010.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	None	$0.0297	$24.21
Columbia Acorn International	None	None	$0.5932	$31.44
Columbia Acorn International Select	None	None	$0.3759	$22.01
Columbia Thermostat Fund	None	None	$0.1599	$10.47

1

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/10

	NAV on 6/30/10	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$23.87	-9.75%	-3.16%	23.20%	-7.08%	2.43%	7.73%	14.46%
Russell 2500 Index		-9.98%	-1.69%	24.03%	-7.98%	0.98%	4.15%	NA
S&P 500 Index**		-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	10.21%
Lipper Small-Cap Core Funds Index		-9.04%	-2.09%	21.67%	-7.59%	1.15%	4.16%	NA
Lipper Mid-Cap Growth Funds Index		-9.76%	-3.28%	21.13%	-6.51%	2.85%	-2.21%	NA
Columbia Acorn International (ACINX) (9/23/92)	$32.13	-7.68%	-4.45%	18.91%	-7.21%	7.82%	4.68%	10.96%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index		-9.15%	-4.96%	18.65%	-8.18%	6.51%	7.49%	8.09%
S&P Global Ex-U.S. SmallCap Index***		-10.01%	-6.09%	18.59%	-10.26%	5.21%	6.39%	7.25%
MSCI EAFE Index		-13.97%	-13.23%	5.92%	-13.38%	0.88%	0.16%	5.14%
Lipper International Small/ Mid Growth Funds Index		-9.88%	-6.75%	17.04%	-11.18%	4.72%	2.60%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$21.74	-12.13%	-6.25%	22.76%	-8.68%	-0.66%	6.68%	8.81%
Russell 2000 Index		-9.92%	-1.95%	21.48%	-8.60%	0.37%	3.00%	5.85%
Russell 2500 Index		-9.98%	-1.69%	24.03%	-7.98%	0.98%	4.15%	7.50%
S&P 500 Index**		-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	5.17%
Lipper Small-Cap Growth Funds Index		-9.46%	-3.10%	18.22%	-8.80%	-0.14%	-2.03%	4.06%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$22.38	-5.47%	-3.71%	15.54%	-7.20%	7.02%	2.73%	8.58%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index		-10.15%	-6.52%	12.73%	-11.58%	3.42%	5.02%	6.42%
MSCI EAFE Index		-13.97%	-13.23%	5.92%	-13.38%	0.88%	0.16%	2.21%
Lipper International Funds Index		-12.54%	-10.89%	9.50%	-11.35%	2.62%	1.21%	3.70%
Columbia Acorn Select (ACTWX) (11/23/98)	$22.27	-12.36%	-4.75%	27.26%	-9.05%	3.18%	6.88%	9.23%
S&P MidCap 400 Index		-9.59%	-1.36%	24.93%	-5.90%	2.21%	5.31%	7.56%
S&P 500 Index**		-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.59%	0.72%
Lipper Mid-Cap Growth Funds Index		-9.76%	-3.28%	21.13%	-6.51%	2.85%	-2.21%	4.41%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$10.44	-6.61%	-1.86%	20.59%	-2.15%	2.44%	—	5.88%
S&P 500 Index		-11.43%	-6.65%	14.43%	-9.81%	-0.79%	—	5.07%
Barclays Capital U.S. Aggregate Bond Index		3.49%	5.33%	9.50%	7.55%	5.54%	—	5.21%
Lipper Flexible Portfolio Funds Index		-7.43%	-3.81%	15.48%	-3.73%	2.78%	—	6.48%
50/50 Blended Benchmark††		-4.10%	-0.59%	12.34%	-0.98%	2.69%	—	5.46%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

***See Page 3 for additional information.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no Rule 12b-1 fee. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.77%. Columbia Acorn International Class Z: 0.99%. Columbia Acorn USA Class Z: 1.03%. Columbia Acorn International Select Class Z: 1.21%. Columbia Acorn Select Class Z: 0.99%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2011. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.21% and 1.07%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 3.

The dates in parantheses are the inception dates for each respective Fund.

2

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The performance of the S&P Global Ex-U.S. SmallCap Index is provided to show how Columbia Acorn International's performance compares to foreign market performance with a similar geographic distribution and wider market cap range than the Fund's primary benchmark.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

3

Squirrel Chatter II: Columbia Acorn Fund At 40

America's #1 Performing Mutual Fund

Columbia Acorn Fund just celebrated its 40th birthday as a publicly registered mutual fund. If you had bought the Class Z shares of the Fund at its inception on June 10, 1970, held onto them and reinvested distributions, you would have had a compound rate of return of 14.62% through its birthday. The Fund ranked #1 by Morningstar among the 156 U.S.-based, open-end mutual funds that existed for that entire period.1

Ralph Wanger was the lead portfolio manager of Columbia Acorn Fund for the first 33 years. Chuck McQuaid overlapped with Ralph for 25 years, starting in 1978 as an analyst and then becoming co-manager in 1995. Chuck became lead manager upon Ralph's retirement in 2003, and in total has nearly 32 years with the Fund. Rob Mohn began as an analyst in 1992 and became co-manager in 2003. Ralph and Chuck recently got together to review the history of Columbia Acorn Fund and discuss the reasons for its success:

Ralph: Acorn Fund2 was founded by Chicago investor Irving Harris, of R. J. Levy, Harris, Inc. (later Harris Associates), in order to accommodate customers of his investment advisory business. The Fund started with $7 million. Don Nathanson, an initial director of the Fund who was also president of Grey North Advertising, came up with the name. The metaphor of an acorn growing into an oak tree was excellent. Also, having lived my life as a "W," I was pleased that the Fund started with an "A." When asked at cocktail parties for investment tips, I'd suggest that people pick their mutual funds alphabetically.

It was unusual at that time to have a small-cap fund. Irving liked investing in small companies; he believed that small caps could have more upside than larger caps. Academic study of stock returns had just begun and Irving came across the work done by Shannon Pratt in his doctoral thesis that validated his belief in small caps.3 In addition, large caps were very expensive in 1970, as the "nifty-fifty"4 concept was becoming a bubble. A small-cap fund could also serve as a completion fund for investors that owned a portfolio of large caps. One would generally not want a little company like "Beefsteak Mines"5 as a 3% position in a 30-stock portfolio but could benefit from the upside of Acorn Fund's diversified portfolio of 50 to 100 small caps.

Chuck: Clearly, investing in small-cap stocks helped performance over the 40 years. Academic studies have since confirmed that small caps have outperformed large caps over the long run.6 We believe that smaller companies are more entrepreneurial and have more upside for growth. We also find that some great small caps can go undiscovered, which may mean they are undervalued and potentially good investments. However, small caps have had underperformance cycles.

Ralph: That's right, Chuck. Small caps underperformed large caps through 1973, but when the nifty fifty bubble burst, a bear market nailed all capitalization ranges. In fact, the Acorn Fund almost didn't survive. The Fund was saved by one stock, Houston Oil and Minerals, a tiny company that bought old oil and gas fields and earned modest profits by investing money in workovers to enhance production. They had a shallow gas field in Galveston Bay, and when they drilled deeper, they found lots of gas. Perry Swenson, an analyst at Wood Walker, presented that idea to lots of managers, but as far as I know, I was one of few that bought it. Houston Oil kept performing and put Acorn Fund on the winners list. Acorn was up 65% in 1976 and outside money started coming in.

Owning Houston Oil helped me realize that small- and mid-cap investing is a winner's game, and we should generally let winners run. Selling winners too soon is kind of like pulling up your flowers and keeping the weeds. Acorn Fund has had a fortunate few really big winners that have enabled it to stand out. In addition to Houston Oil, Acorn Fund made great returns in supercomputer company Cray Research, slot machine maker International Game Technologies, cable television franchisor/programmer Telecommunications Inc./Liberty Media, electronics manufacturer Solectron, and freight forwarder Expeditors International of Washington.

4

Chuck: Of those, some Liberty Media spin-outs and Expeditor's International of Washington remain in Columbia Acorn Fund. Expeditors International was a top 20 holding as of June 30, 2010, and, at a cost of $1.3 million, was worth $110 million. But there is more to the Fund than just investing in small caps and letting them run. Ralph, we also invest thematically in Columbia Acorn Fund. When you were recruiting me in 1978, you asked me for a favorite technology stock and I suggested minicomputer maker Digital Equipment, but that was not the answer you were looking for.

Ralph: Letting winners run helps keep portfolio turnover down, and Acorn's much lower than industry average turnover saves transaction costs. Having themes facilitates investing for the long term. The correct answer for investing in technology was not choosing an investment in a mainstream technology producer. Rather, it is to invest in simpler businesses that are downstream from technology, companies that utilize technology to create better products or services. International Game Technologies is my favorite example. The company invented the electronic slot machine that replaced mechanical versions. These new machines helped to transform a bunch of seedy casinos into the modern gaming industry. It was a great stock and was held in the Fund for years.

Chuck: We've utilized the downstream from technology theme continuously. Brilliant and cheap technology enabled the rise of the cable television industry and cable programming companies, and then the creation of cell phone service franchises. We made fine profits in numerous stocks in each of those groups. We continue to own wireless tower companies that rent space to cell phone and other wireless service franchises. Demand grows as more people use more cell phone minutes and receive burgeoning amounts of wireless data. Columbia Acorn Fund's largest holding at the end of the half year was tower company Crown Castle International, a $235 million position that cost $74 million.

Ralph: Acorn Fund was one of the first to invest in small caps, and its low turnover and thematic investing also made it somewhat unusual. But nowadays many investment consultants and investors want to pigeonhole mutual funds into style boxes. This trend contradicts what real-world consultants tell clients to do, which is, "think outside the box." That is what we've always done. Acorn Fund has had a consistent investing style for the past 40 years. Morningstar and Lipper have moved the Fund around from small cap and mid cap and between growth and core as the Fund has grown. We've never worried too much about that. Our job is to make money for shareholders; the rating companies' jobs are to assign style boxes.

Chuck: Yes, being confined to a style box can harm performance. I would have hated to be forced to be a pure growth investor when growth got horribly expensive 10 years ago in the tech/media/telecom bubble. We trimmed many stocks in those areas and took real estate investment trusts to a 7% weight in Acorn Fund. Though a REIT can be a fairly stodgy business, based on how they were valued we expected more upside in those stocks than from the bubble areas. We were right.

Ralph: Thinking outside a style box also includes owning foreign stocks. We began investing in foreign stocks in Acorn Fund in the 1980s. I'd visit companies and they would be whining about foreign competitors beating them up by shipping higher-quality products at lower prices. If some guy in Osaka was putting some guy in Omaha out of business, there was no sense in praying for a recovery in Omaha. Sell Omaha and buy Osaka. Invest in successful companies: "Don't bitch, switch!"

Chuck: Acorn Fund at one point had over 20% of its assets in foreign stocks, but then lots of investors wondered whether the Fund was global or domestic. Many wanted to make their own asset allocations. So we introduced Acorn International and Acorn USA, which were initially brand extensions of Acorn Fund, for investors who did not want a broad mix of foreign and domestic investments. Over the last 10 years, we've kept Columbia Acorn Fund's foreign weight between 7% and 16% of assets, depending on the opportunities we saw. The Fund's foreign investments focus on stocks that are highly recommended by our international analysts. They include a number of energy and materials companies that we believe to be more attractive than many domestic-based companies in the same industries. In 2009, we also made small and successful investments in some emerging market companies; developing economies had lower debt and seemed likely to grow faster.

5

Ralph: We had to adapt management of Acorn Fund as it got bigger. Once I wrote a "Squirrel Chatter" comparing a sole portfolio manager of a large fund to a plate spinner at a carnival. As the number of plates increases, the plate spinner has to run frantically to keep them all cranked up. The audience thinks this is hilarious but it is not funny if it is your plates that are crashing to the floor. We had fine results in 1992 and 1993 but we underperformed in 1994 and 1995. Part of the problem was that we ended 1993 with huge positions in two stocks that accounted for 12% of Acorn Fund. It turns out that we let International Game Technologies and Telecommunications Inc. run too long. They went up a lot through 1993 but had violent corrections in 1994. Although they recovered later, these stocks accounted for over half of the Fund's 7.4% drop that year.

Chuck: That underperformance in 1994 and 1995 caused us to think about a lot more than those two stocks. Ralph had been approving virtually all of the transactions for Acorn Fund, and by then the Fund had over 250 stocks in it. Ralph had become a plate spinner! We concluded that senior analysts knew more about their stocks than the portfolio managers did and could manage their stock positions better than portfolio managers.

Ralph: We had lifted out Acorn Fund from Harris Associates in 1992 and launched Wanger Asset Management. When performance lagged in 1994 and 1995, we had the flexibility to create a more analyst-driven investment process.

Chuck: In order to do so, we began to compare analyst results to performance of their coverage assignments, we granted senior analysts trading authority, and we began to more clearly compensate analysts for quantitative performance. Portfolio managers continued to follow stocks personally, approve transactions by newer analysts, and manage industry and foreign weightings. Since then we have improved our systems, but this team-managed approach remains in place. I think that had a lot to do with Columbia Acorn Fund beating its current primary benchmark, the Russell 2500 Index, for 10 straight years from 1996 to 2005.

Of course, in order to have a team-managed Fund, we have to keep building an analyst team. Our directors of research, Rob Mohn on the domestic side and Zach Egan on the international side, have worked diligently to hire fine analysts. They pursue people who they believe can identify good businesses, have accounting and finance skills, possess a passion for investing, and on the international side, have language skills and cultural knowledge.

Ralph: We believe the team at Columbia Wanger Asset Management (CWAM) has done a fine job for many years. Ownership of the management company has changed several times, but core people and processes have remained intact. The Columbia Acorn Trust board has seen to it that CWAM continues to control its own investing process and has the resources to do so. The Columbia Acorn Funds hold a shareholder information meeting in Chicago each September and we get to meet some of the shareholders who have entrusted us to take care of their money. The fact that we have been conscientious and successful doing that is a point of great pride for me and the entire investment team. I'm happy that I was able to set the course for the Columbia Acorn Funds and that Chuck, Rob, Zach and the rest of the team remain on that course.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC
Trustee, Columbia Acorn Trust and Wanger Advisors Trust
Current Lead Portfolio Manager, Columbia Acorn Fund

Ralph Wanger

Retired Founder, Columbia Wanger Asset Management, LLC
Trustee Emeritus, Columbia Acorn Trust and Wanger Advisors Trust
Former Lead Portfolio Manager, Columbia Acorn Fund

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit www.columbiafunds.com for daily and most recent month-end updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

For standard performance data for each of the Columbia Acorn Funds, please see Page 2 of this report.

1  According to Morningstar, Columbia Acorn Fund Class Z ranked #1 of 156 U.S.-based mutual funds in existence since June 10, 1970:

	From Inception to 6/10/2010	10 year	5 year	1 year
Compound return	14.62%	8.15%	3.84%	26.21%
Morningstar ranking	1 of 156	9 of 167	30 of 167	12 of 167

Acorn Fund Performance and Morningstar ranking information updated through June 30, 2010:

	From Inception to 6/30/2010	10 year	5 year	1 year
Compound return	14.46%	7.73%	2.43%	23.20%
Morningstar ranking	1 of 143	10 of 168	44 of 170	17 of 170

Source: ©2010 Morningstar, Inc. All rights reserved.

Morningstar rankings are based on annualized total returns and do not reflect sales charges. Criteria: Open-ended mutual funds; inception date on or before Columbia Acorn Fund; oldest share class only; USD-based currency.

2  "Columbia" was added to the Fund's name in 2003.

3  Shannon Pratt is now chairman and CEO of Shannon Pratt Valuations, Inc., a business valuation firm headquartered in Portland, Oregon. He is also a member of the board of directors of Paulson Capital Corporation, an investment banking firm that specializes in small-cap IPOs.

4  The New York banks that dominated the institutional market at this time believed that the best portfolios should own the best companies and they were willing to own these stocks regardless of price. As a result, many institutional investors owned the same 50 stocks. Other terms for these stocks were "Vestal Virgins" or "one-decision" stocks.

5  Beefsteak Mines was an enticing investment opportunity in the 1940 film, "The Bank Dick," which starred W.C. Fields.

6  Over the last 40 years, small-cap stocks, as represented by the Russell 2000 Index and linked to the Ibbotson US Small Stock Index for the period prior to the Russell 2000's inception, have outperformed large-cap stocks, as represented by the S&P 500 Index. Small caps had an 11.88% total return for the 40 years through 6/30/2010, while large caps had a 10.28% gain.

Have You Been Invested In Columbia Acorn Fund Since 1970?

We are acknowledging shareholders who have been invested in Columbia Acorn Fund since 1970 with an "original owner" certificate. While we have been able to locate investors using our records, it's possible some have been missed. For example, we do not have current account information if your Acorn shares are now held by a brokerage firm. If you have been with us since the beginning and have not received a certificate, please give us a call at 1-800-922-6769.

7

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	968.40	1,021.08	3.66	3.76	0.75
Columbia Acorn International	1,000.00	1,000.00	955.50	1,020.08	4.61	4.76	0.95
Columbia Acorn USA	1,000.00	1,000.00	937.50	1,019.89	4.76	4.96	0.99
Columbia Acorn International Select	1,000.00	1,000.00	962.90	1,019.04	5.65	5.81	1.16
Columbia Acorn Select	1,000.00	1,000.00	952.50	1,020.08	4.60	4.76	0.95
Columbia Thermostat Fund**	1,000.00	1,000.00	981.40	1,023.55	1.23	1.25	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2010.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

8

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

9

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

FMC Technologies	1.2%
lululemon athletica	1.1%
Fugro	0.8%
Pacific Rubiales Energy	0.8%
Abercrombie & Fitch	0.6%
Atwood Oceanics	0.6%
Chico's FAS	0.6%
iGate	0.5%
Knoll	0.4%
Herman Miller	0.4%
Coldwater Creek	0.1%
Steelcase	0.1%

The stock market went into reverse in the second quarter of 2010, more than offsetting first quarter gains. Columbia Acorn Fund fell 9.75% in the second quarter and 3.16% in the six-month period ended June 30, 2010. The Fund performed slightly better than its primary benchmark, the Russell 2500 Index, in the quarter, but underperformed it modestly in the half. The Fund and its primary benchmark beat the large-cap S&P 500 Index during both periods. See Page 2 for performance data.

Columbia Acorn Fund's retail stocks, which jumped 95% in 2009 and 12% in the first quarter of 2010, were marked down severely in the second quarter and caused much of the Fund's year-to-date underperformance. Fundamentals for retailers have generally been good, but their stocks appear to be discounted by the possibility of a double-dip recession. Teen apparel retailer Abercrombie & Fitch fell 33% in the quarter and 11% in the half, while women's specialty retailer Chico's FAS dropped 31% and 29%, respectively. Another women's apparel company, Coldwater Creek, submerged 52% in the quarter on concerns about excess inventories. The Fund's largest apparel company, premium yoga apparel retailer lululemon athletica, had exceptionally fine results but its stock nonetheless did a downward dog, falling 10% during the quarter. lululemon athletica was up 23% during the half.

Domestic energy stocks also hurt results. None of the Fund's holdings were directly involved in the BP oil spill, but some suffered collateral damage from the perception of increased risk and the actual moratorium on Gulf of Mexico drilling. Offshore driller Atwood Oceanics sank 26% in the quarter and 29% in the half, while oil and gas wellhead maker FMC Technologies fell 19% and 9%.

In contrast, office furniture stocks were sturdy. They had gotten very cheap and, unlike during the last economic cycle, there is currently no glut of used furniture. As orders improved, so did the stocks. Office furniture makers Knoll, Steelcase and Herman Miller were each up 5% to 21% in the quarter and 18% to 29% in the half.

Columbia Acorn Fund's top dollar winner in the quarter was iGate, up 32%. This India-based IT and business process outsourcing company continues to grow nicely, as its key customers, Canadian financial service companies, are doing well. The Fund's top dollar winner for the half was industrial gas distributor Airgas, up 35% on a takeover offer. We sold the stock in the first quarter.

Foreign stocks were down 7.83% in the quarter, somewhat less than the Fund, but off slightly more than the Fund in the half, falling 4.23%. Colombian oil producer Pacific Rubiales Energy was the Fund's second largest dollar winner in both periods, up 15% in the quarter and 52% in the half as it successfully reinvested cash flow into oil exploration. Sub-sea oilfield services company Fugro, in contrast, was the Fund's largest dollar loser in the quarter, off 28%. Columbia Acorn Fund's foreign holdings remained at about 10.7% in the quarter.

Small- and mid-cap stocks outperformed large caps last year and during the first half of this year. By most measures they appear somewhat expensive compared to larger caps. However, small- and mid-cap earnings growth exceeded large-cap gains in the first quarter of 2010 after lagging for several years. Small companies tend to be more innovative and flexible than larger ones, and most won't be hurt by the recent drop in the euro. Consequently, we think small-cap earnings can continue to outperform, which could bode well for small-cap stocks.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	-3.16%	23.20%	2.43%	7.73%
Returns after taxes on distributions	-3.20	23.10	1.72	6.97
Returns after taxes on distributions and sale of fund shares	-2.06	15.13	2.14	6.68
Russell 2500 Index (pretax)**	-1.69	24.03	0.98	4.15

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.77%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Crown Castle International Communications Towers	1.7%
2.	Ametek Aerospace/Industrial Instruments	1.3%
3.	Donaldson Industrial Air Filtration	1.3%
4.	Mettler Toledo Laboratory Equipment	1.3%
5.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.2%
6.	tw telecom Fiber Optic Telephone/Data Services	1.1%
7.	lululemon athletica Premium Active Apparel Retailer	1.1%
8.	Amphenol Electronic Connectors	1.1%
9.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.0%
10.	Bally Technologies Slot Machines & Software	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $13.9 billion

*A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

11

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Aeon Delight	0.8%
Start Today	0.8%
Ain Pharmaciez	0.6%

Columbia Acorn International was down 7.68% in the second quarter of 2010. This compares with a 9.15% drop of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. For the six-month period ended June 30, 2010, the Fund was down 4.45% vs. the benchmark drop of 4.96%. On both a quarterly and year-to-date basis, international small-cap stocks continued to post better returns than their large cap counterparts. The large-cap focused MSCI EAFE Index was down 13.97% in the second quarter and 13.23% in the first half. This extends a trend of small-cap outperformance. On trailing three- and five-year numbers, the S&P $500m to $5b cap range international stock universe, excluding emerging market securities, has led the MSCI EAFE Index (which does not contain emerging markets securities) by an annualized 2.27% and 2.80%, respectively.

Continental Europe led the quarterly decline in both the Fund and the benchmark, as investors pondered the prospects for default of one or more of the financially stressed eurozone member states such as Greece or Spain. We agree that the trends in public debt and deficits are worrying and that concern extends to creditor states like Germany, whose banks hold large quantities of public and private debt emanating from its weaker neighbors. However, we believe that the situation is more likely to result in a tighter monetary union, with more effective fiscal constraints on member states, than in the demise of the now 11-year-old euro currency. Consistent with these views, we maintained the Fund's overweight position in continental Europe, which has been the source of many of our best ideas and investment returns in recent years, and we did not categorically avoid the most vulnerable eurozone states.

Within the troubled eurozone states, we have strived to identify investments that should do well even if their capital costs increase with a perceived increase in risk. For example, at quarter end, the Fund had 1.6% of its capital invested in electric transmission companies in Spain, Portugal and Italy. We believe capacity shortfalls and new requirements associated with renewable sources will result in large investments in these networks, and that the regulated returns on these investments will facilitate pricing structures that offset rising capital costs. It's worth noting that continental Europe was a positive contributor to relative return in the quarter due to good stock selection.

Japan, home to an average 17% of the Fund's assets during the quarter, was the best performing region in the Fund, and fueled about half of its relative outperformance. Japanese securities held by the Fund were off 0.2% while Japanese small caps in general were down 5.8%. The difference can be explained by a few big winners in the quarter. Start Today, an online apparel retailer, was up 50% as continuing strong monthly sales figures reflect an industry shift to online purchasing. Ain Pharmaciez, a pharmacy chain operator, was up 40% after guiding investors to expect another strong fiscal year and the stock gained greater visibility with a stock listing move to a more prominent segment of the Tokyo Exchange. Aeon Delight, the biggest facility maintenance company in Japan, returned 38% after announcing an acquisition expected to immediately contribute to earnings per share. Unicharm PetCare, a maker of pet food and toiletries, jumped 34% after its parent company sought an additional 31% stake to facilitate a full takeover of the company.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	-4.45%	18.91%	7.82%	4.68%
Returns after taxes on distributions	-5.07	18.14	6.88	3.88
Returns after taxes on distributions and sale of fund shares	-2.90	12.28	6.81	3.92
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)**	-4.96	18.65	6.51	7.49

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.99%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Olam International (Singapore) Agriculture Supply Chain Manager	1.5%
2.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.5%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
4.	Localiza Rent A Car (Brazil) Car Rental	1.3%
5.	Serco (United Kingdom) Facilities Management	1.3%
6.	Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.1%
7.	Hexagon (Sweden) Measurement Equipment	1.1%
8.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.0%
9.	Asian Paints (India) India's Largest Paint Company	1.0%
10.	ShawCor (Canada) Oil & Gas Pipeline Products	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $4.5 billion

13

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

FMC Technologies	2.0%
AmeriCredit	1.6%
Atwood Oceanics	1.5%
Bally Technologies	1.4%
ESCO Technologies	1.2%
lululemon athletica	1.1%
Abercrombie & Fitch	0.8%
Blue Coat Systems	0.7%
Core Laboratories	0.6%
Global Payments	0.5%
RCM Technologies	0.3%
Green Bankshares	0.3%
Carrizo Oil & Gas	0.2%

Columbia Acorn USA ended the second quarter of 2010 down 12.13% while its primary benchmark, the Russell 2000 Index, fell 9.92%. Talk of a double-dip recession and a continued sluggish economy changed the course of market performance in the second quarter, more than erasing first quarter gains. Year to date through June 30, 2010, the Fund was down 6.25% while its primary benchmark was off 1.95%.

As we've mentioned in the past, our energy investments for Columbia Acorn USA have largely focused on offshore oil service companies. The oil disaster in the Gulf of Mexico drove a sell-off in this sector, as the current moratorium on Gulf drilling decreased current demand for deepwater services and new regulations will likely drive up future drilling costs. Atwood Oceanics, an offshore drilling contractor, and FMC Technologies, an oil and gas wellhead manufacturer, were down 26% and 19%, respectively, in the quarter despite having very limited exposure to any Gulf drilling activity and no involvement in the BP crisis. For the six-month period ended June 30, Atwood Oceanics was down 29% and FMC was off 9%.

Consumer stocks were hit hard during the second quarter. Teen apparel retailer Abercrombie & Fitch dropped nearly 33% due to poor April sales in tourist-oriented stores and recession concerns. Bally Technologies, a maker of slot machines, fell 20% in the quarter on lower expectations for slot machine replacement sales, and lagged in the half with a 22% drop.

Individual stocks that struggled in the quarter included auto lender AmeriCredit, down 23% despite reporting strong earnings and lower loan losses. The stock fell on anxiety over the financial health of U.S. borrowers. Blue Coat Systems, a provider of Internet network security services, suffered a steep drop in European sales. Its stock fell 34% in the quarter, and it was also among the Fund's underperformers for the first six months of the year, with a 28% drop.

Another laggard for the half year was credit card processor Global Payments, which fell 32% on concerns of increased competition in the Canadian market. Carrizo Oil & Gas, an oil and gas producer, continued to struggle as U.S. natural gas prices fell. ESCO Technologies, a maker of automatic electric meter readers, ended the six months down 28% on fears the company will not win a California natural gas meter contract.

One of the quarter's few bright spots was Tennessee bank Green Bankshares, which gained 57% in the second quarter after breaking a string of three consecutive quarterly losses. RCM Technologies, a provider of technology and engineering services, gained 42% in the quarter after receiving an acquisition offer. Bucking the downward trend in energy stocks, Core Laboratories gained 13% in the quarter and traded higher than its 2008 peak. The company provides oil and gas reservoir consulting services.

Turning to the six month period, top performance came from Novell, a business software developer that gained 40% on news that Elliott Associates was taking the company private. We opted to sell the Fund's position in the stock and put the assets into other names that we believe have more upside potential. Green Bankshares' semiannual gain topped 261%. lululemon athletica, a retailer of premium yoga apparel for women, enjoyed a more than 23% gain thanks to earnings that nearly tripled from the prior year.

The first half of 2010 has been frustrating, but recent market weakness is providing many investment opportunities in attractively priced small-cap companies that we believe have strong prospects for the future. Looking at the bigger picture, there is no denying the horde of problems facing the world: the stability of the euro, the housing crisis, unemployment, the over-indebted American consumer, the Gulf oil spill. It's certainly easy to despair over these issues and hide out in cash. More difficult, but potentially more profitable, is to realize that however daunting they may seem, economic problems have a habit of resolving over time.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	-6.25%	22.76%	-0.66%	6.68%
Returns after taxes on distributions	-6.25	22.76	-1.11	6.36
Returns after taxes on distributions and sale of fund shares	-4.06	14.79	-0.49	5.90
Russell 2000 Index (pretax)**	-1.95	21.48	0.37	3.00

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.03%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	tw telecom Fiber Optic Telephone/Data Services	2.7%
2.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.0%
3.	Ametek Aerospace/Industrial Instruments	1.9%
4.	Informatica Enterprise Data Integration Software	1.8%
5.	SL Green Realty Manhattan Office Buildings	1.7%
6.	Nordson Dispensing Systems for Adhesives & Coatings	1.6%
7.	SBA Communications Communications Towers	1.6%
8.	AmeriCredit Auto Lending	1.6%
9.	Mettler Toledo Laboratory Equipment	1.6%
10.	Micros Systems Information Systems for Restaurants & Hotels	1.5%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

15

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Naspers	5.5%
Pacific Rubiales Energy	3.6%
Zhaojin Mining Industry	3.4%
Eldorado Gold	3.3%
Cobham	2.6%
Fugro	2.1%
Micro Focus	2.1%
Ain Pharmaciez	1.7%
Red Eléctrica de Espana	1.2%

Columbia Acorn International Select ended the second quarter of 2010 down 5.47%, holding up far better than the 10.15% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. For the first half of 2010, the Fund was down 3.71% while its primary benchmark declined 6.52%. The Fund's relative performance was hurt in the first quarter by the strong performance of more cyclical names as investors hoped for a return to solid global economic growth. In the second quarter, the performance of these riskier names declined and the higher quality names in the Fund's portfolio fared better as indicators pointed to disappointing economic growth. We continue to favor companies with stronger franchises, better earnings visibility and more solid balance sheets, as we believe it is likely the global equity markets will remain volatile for some time.

Top performers for the second quarter and half year periods included two gold mining companies: Canada's Eldorado Gold, up more than 47% in the quarter and 26% in the half, and China's Zhaojin Mining Industry, up 22% in the quarter and 21% year to date. Both stocks benefited from rising gold prices in addition to strong production and exploration profiles. Japan's Ain Pharmaciez gained 40% in the quarter and ended the six months up 71%. The pharmacy chain operator provided a strong earnings outlook and moved its stock listing to a more prominent segment of the Tokyo Exchange. Pacific Rubiales Energy, an oil production and exploration company with assets in Colombia, gained 15% in the quarter and ended the half year up 52%. The company has wisely reinvested cash flow into further successful oil exploration. Benefiting from the Chinese government's focus on medical care reform, Shandong Weigao, a manufacturer of hospital consumables, gained 13% in the quarter and ended the half year up 42%. We opted to take our profits on the stock given its high valuation, and sold the Fund's position.

Naspers, a media company with assets in South Africa and other emerging markets, was the biggest detractor to Fund gains in both the quarter and half, falling 23% and 17% for the respective periods. Naspers has been a top contributor to performance for several quarters, but concerns about a possible slowdown at its major investment Tencent, an Internet service provider in China, caused a setback. Red Eléctrica de Espana, a Spanish power transmission company, was off 33% for the quarter and 34% for the half, as concerns grew about Spain's financial stability and the Spanish stock market sold off heavily. Cobham, a UK manufacturer of aerospace components, was down 18% for the quarter and 21% for the semiannual period due to concerns that the British and U.S. governments will cut defense budgets. Micro Focus, a UK legacy software provider, was a new addition to the Fund in the quarter, but got off to a rocky start with a 26% drop due to the resignation of the company's chief financial officer. Earnings data released in the second quarter, however, came in strong and met expectations. Dutch sub-sea oilfield services provider Fugro fell 28% in the quarter and ended the half down 18%, tracking the oil services sector that was rocked due to the BP oil spill in the Gulf of Mexico.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	-3.71%	15.54%	7.02%	2.73%
Returns after taxes on distributions	-4.28	14.87	6.64	2.52
Returns after taxes on distributions and sale of fund shares	-2.42	10.10	6.13	2.39
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)**	-6.52	12.73	3.42	5.02

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.21%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	5.5%
2.	Serco (United Kingdom) Facilities Management	5.2%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.2%
4.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.6%
5.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	3.4%
6.	Pan American Silver (Canada) Silver Mining	3.4%
7.	Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	3.3%
8.	Jiangsu Expressway (China) Chinese Toll Road Operator	3.1%
9.	NHN (South Korea) South Korea's Largest Online Search Engine	3.0%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $384.7 million

17

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Opinions expressed are those of the author and are not necessarily those of the Advisor, its parent organizations or the Columbia Acorn Trust Board.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Pacific Rubiales Energy	7.2%
ITT Educational Services	3.9%
Abercrombie & Fitch	2.8%
Canadian Solar	1.7%
Canacol Energy	1.6%

Columbia Acorn Select lost 12.36% in the second quarter of 2010 giving the Fund a year-to-date return of -4.75%. The Fund's loss in the quarter was worse than the S&P MidCap 400 Index's drop of 9.59% and the large-cap S&P 500 Index's 11.43% decline. The market sold off considerably in the second quarter as fears that the U.S. economy is going back into recession grew.

We had only a handful of stocks that were up in the quarter. Of these, two energy names, Pacific Rubiales Energy and Canacol Energy, added 1.1% of return to our portfolio in the quarter. Both companies continue to have success finding oil in Colombia. SkillSoft, a provider of web-based learning tools, was acquired by a group of private investors in the quarter and contributed 0.4% to the portfolio. On the downside, the names were numerous, but Canadian Solar (CSIQ, a solar cell and module manufacturer) cost the Fund 1.7% of total portfolio performance in the second quarter. CSIQ lost ground due to falling solar cell prices and fears that Germany's subsidy cut to the solar industry would hurt demand for new solar installation. Teen apparel retailer Abercrombie & Fitch and ITT Educational Services (ESI) each cost the Fund 1.2% of portfolio performance in the quarter. The latter fell hard on proposed government regulation that could impact providers of post-secondary degree programs like ITT Educational Services. We trimmed ESI's position size in the portfolio in anticipation of the government attacking this industry, but we still own the company because we strongly believe that it educates a portion of American students that traditional not-for-profit colleges largely ignore.

It was a terrible quarter for trying to build capital. We did use the market weakness to invest a couple of percent of the Fund's cash into companies we felt were oversold and that show growth potential in a sluggish economy. The Fund's cash level at the end of the period was 6.5%. In the quarter, we sold out of four companies, had SkillSoft acquired and added five new companies to the portfolio.

According to a U.S. Treasury Department report that was recently released, the U.S. is estimated to run a $1.6 trillion dollar budget deficit this year alone. This will be greater than 10.5% of the country's gross domestic product (GDP) for the year, a mind boggling number. If GDP is down 3% in a year, that would cause a really rough recession, but if all the deficit spending was withdrawn in the next year, thus a minus 10% economy, well, heaven help us. As I see it, over the next several years the U.S. has to reduce this deficit spending while increasing employment to get the country heading toward a sound footing. If not, I believe we may run into a nasty currency crisis. Executing on this strategy will not be an easy task. If the deficit spending is withdrawn too fast, I believe the country could go into recession. But, allowing a budget deficit this big for too long is likely to cause pain to this generation and the next through inflation and/or massive tax increases. Getting unemployment down when the country is already deficit spending like crazy is going to be tricky. I think it needs to start with less government legislation and regulation, which has been keeping our businesses from adding employees until they can understand what is happening in their industries. Uncertainty is a killer in any capital market.

I'm not looking for the next couple of years to be easy, but I never do. Our Fund's portfolio will remain focused on businesses that we feel can grow in a soft economy.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

18

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	-4.75%	27.26%	3.18%	6.88%
Returns after taxes on distributions	-4.75	27.26	2.88	6.63
Returns after taxes on distributions and sale of fund shares	-3.09	17.72	2.76	6.06
S&P MidCap 400 Index (pretax)**	-1.36	24.93	2.21	5.31

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.99%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	7.2%
2.	Sanmina-SCI Electronic Manufacturing Services	5.9%
3.	Hertz Largest U.S. Rental Car Operator	4.4%
4.	Safeway Supermarkets	4.1%
5.	ITT Educational Services Post-secondary Degree Services	3.9%
6.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.6%
7.	Crown Castle International Communications Towers	3.1%
8.	Abercrombie & Fitch Teen Apparel Retailer	2.8%
9.	WNS-ADR (India) Offshore BPO (Business Process Outsourcing) Services	2.6%
10.	Expedia Online Travel Services Company	2.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.8 billion

19

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund fell 6.61% in the second quarter of 2010, outperforming the 11.43% drop in the Fund's primary equity benchmark, the S&P 500 Index, but underperforming the 3.49% gain of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary debt benchmark. For the six-month period ended June 30, 2010, Columbia Thermostat Fund was off 1.86% vs. a 6.65% drop in the S&P 500 Index and a 5.33% gain for the Barclays Capital U.S. Aggregate Bond Index.

The Fund's bond holdings performed well in a quarter that saw equity markets decline as concerns about the health of the U.S. economy grew. The bond segment had a weighted average return of 2.47% in the quarter and was up 5.01% for the half year. Columbia U.S. Treasury Index Fund was the leading performer in the portfolio for both periods.

On the equity side, losses in the quarter ranged from a 7.68% drop in Columbia Acorn International to a 13.45% decline for Columbia Contrarian Core Fund. The equity component's weighted average loss was 10.54% for the quarter and 5.78% for the half year. For the six-month period, Columbia Acorn Fund held up best with a 3.16% drop while Columbia Contrarian Core Fund was hardest hit with an 8.56% decline.

Columbia Thermostat Fund has provided a sound investment option for these volatile times. By design, the Fund takes advantage of the market's ups and downs to sell stocks on strength and buy them on weakness. The Fund reduced its stock exposure as the market rallied in April, and then hiked stock positions when the market swooned in May. As of June 30, 2010, Columbia Thermostat Fund had about 75% of its assets in stock funds and 25% in bond funds.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2010

Stock Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Acorn International	20%	-7.68%	-4.45%
Columbia Dividend Income Fund	20%	-9.86%	-5.87%
Columbia Acorn Fund	15%	-9.75%	-3.16%
Columbia Marsico Growth Fund	15%	-12.75%	-7.80%
Columbia Acorn Select	10%	-12.36%	-4.75%
Columbia Contrarian Core Fund	10%	-13.45%	-8.56%
Columbia Large Cap Enhanced Core Fund	10%	-11.03%	-6.73%
Weighted Average Equity Return/Loss	100%	-10.54%	-5.78%
Bond Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund	50%	2.10%	5.22%
Columbia U.S. Treasury Index Fund	30%	4.61%	5.63%
Columbia Conservative High Yield Fund	20%	0.19%	3.50%
Weighted Average Income Return	100%	2.47%	5.01%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 15, 2010	65% stocks, 35% bonds
May 17, 2010	75% stocks, 25% bonds
May 21, 2010	80% stocks, 20% bonds
June 21, 2010	75% stocks, 25% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

20

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2010

Inception 9/25/02	Year to date*	1 year	5 years	Life of fund
Returns before taxes	-1.86%	20.59%	2.44%	5.88%
Returns after taxes on distributions	-2.37	19.95	0.73	4.52
Returns after taxes on distributions and sale of fund shares	-1.21	13.38	1.41	4.53
S&P 500 Index (pretax)**	-6.65	14.43	-0.79	5.07
Barclays Capital U.S. Aggregate Bond Index (pretax)**	5.33	9.50	5.54	5.21
Lipper Flexible Portfolio Funds Index (pretax)	-3.81	15.48	2.78	6.48

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2011. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.21% and 1.07%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/10

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/10

Stock Mutual Funds

Columbia Acorn International, Class Z	20%
Columbia Dividend Income Fund, Class Z	20%
Columbia Acorn Fund, Class Z	15%
Columbia Marsico Growth Fund, Class Z	15%
Columbia Acorn Select, Class Z	10%
Columbia Contrarian Core Fund, Class Z	10%
Columbia Large Cap Enhanced Core Fund, Class Z	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class Z	50%
Columbia U.S. Treasury Index Fund, Class Z	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2010

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index ("Lipper Index"). Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged (although the Funds that comprise the Lipper Index are managed) and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $117.1 million

21

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Information
AboveNet	600,000	1,000,000
ANSYS	2,083,291	2,100,000
Atmel	4,600,000	5,840,000
Constant Contact	684,245	1,400,000
Entegris	3,750,000	4,500,000
FTI Consulting	650,000	900,000
Jack Henry & Associates	0	920,000
Monolithic Power Systems	960,000	1,000,000
NetSuite	1,249,115	1,800,000
ON Semiconductor	3,214,000	3,440,000
Terremark Worldwide	0	1,000,000
Tyler Technologies	1,842,218	2,032,845
Virtusa	1,926,700	2,000,000
WNS - ADR (India)	933,334	1,000,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,200,000	2,225,287
Acuity Brands	1,300,000	1,440,000
Clean Harbors	180,000	280,000
Generac	1,447,115	1,600,000
GrafTech International	1,680,000	1,980,000
Kansai Paint (Japan)	2,024,000	2,200,000
Kennametal	0	1,200,000
Mills Estruturas e Servicios de Engenha (Brazil)	0	1,800,000
Nordson	1,178,724	1,500,000
Spartan Motors	0	900,000
Consumer Goods & Services
Charming Shoppes	7,500,000	9,800,000
Coldwater Creek	4,528,738	4,950,442
Dress Barn	0	1,200,000
Express	0	1,008,000
IFM Investments (Century 21 China RE) - ADR (China)	1,195,400	1,325,000
Jarden	1,470,000	1,720,000
Jones Apparel Group	0	225,000
Kenneth Cole Productions	0	400,000
Lifestyle International (Hong Kong)	12,738,300	14,000,000
Localiza Rent A Car (Brazil)	0	1,100,000
Pier 1 Imports	3,000,000	4,500,000
Rue21	495,000	1,034,000
Talbots	4,250,000	4,900,000
Tesla	0	294,000
True Religion Apparel	2,175,000	2,475,000
Wet Seal	2,984,430	5,000,000
Finance
Associated Banc-Corp	3,737,900	5,063,800
City National	445,000	745,000

	Number of Shares
	03/31/10	06/30/10
Valley National Bancorp	5,718,205	6,004,115
Whitney Holding	849,562	1,600,000
Health Care
Acorda Therapeutics	1,300,000	1,500,000
AMAG Pharmaceuticals	900,000	1,100,000
Amylin Pharmaceuticals	0	1,055,762
Array Biopharma	0	3,500,000
HMS Holdings	0	400,000
Idenix Pharmaceuticals	0	1,917,820
Isis Pharmaceuticals	1,048,600	2,261,347
Micromet	2,500,000	3,463,611
Nektar Therapeutics	3,052,000	3,300,000
NPS Pharmaceuticals	2,749,973	3,112,776
Seattle Genetics	4,123,200	4,951,226
Sirona Dental Systems	1,050,000	1,500,000
The Medicines Company	0	1,750,000
Xenoport	0	2,100,000
Energy & Minerals
Alexco Resource	1,500,000	2,400,000
Baytex (Canada)	347,600	650,000
Black Diamond Group (Canada)	0	500,000
Canacol Energy (Colombia)	0	6,300,000
Core Laboratories (Netherlands)	290,000	348,000
Gulfmark Offshore	0	308,303
Oasis Petroleum	0	228,200
Pan American Silver (Canada)	450,000	880,000
Petrolifera Petroleum (Colombia)	0	8,000,000
Petromanas (Canada)	0	37,500,000
Rosetta Resources	425,000	779,000
St. Mary Land & Exploration	0	715,000
Tahoe Resources (Canada)	0	236,400
Other Industries
BioMed Realty Trust	3,700,000	4,000,000
Dupont Fabros Technology	0	900,000
Education Realty Trust	0	3,000,000
World Fuel Services	925,000	1,110,000

See accompanying notes to financial statements.

22

	Number of Shares
	03/31/10	06/30/10
Sales
Information
Amphenol	3,800,000	3,750,000
Cogent Communications	4,200,000	3,400,000
Crown Castle International	6,575,000	6,300,000
Global Payments	2,919,000	2,429,000
Hexagon (Sweden)	5,200,000	5,070,000
Hong Kong Exchanges and Clearing (Hong Kong)	2,125,000	1,790,000
Informatica	6,100,000	5,200,000
Integrated Device Technology	2,110,000	1,460,000
Jupiter Telecommunications (Japan)	39,926	17,770
Mediacom Communications	4,000,000	3,000,000
Sanmina-SCI	2,950,000	2,800,000
SES (France)	702,000	0
Singapore Exchange (Singapore)	10,000,000	8,000,000
Teradata	220,000	0
VisionChina Media - ADR (China)	2,194,499	1,500,000
Zebra Technologies	1,590,000	1,505,000
Industrial Goods & Services
Crown Holdings	400,000	0
Drew Industries	1,400,000	1,260,000
Expeditors International of Washington	3,300,000	3,200,000
M/I Homes	384,000	284,000
Martin Marietta Materials	615,000	350,000
Mine Safety Appliances	1,975,000	1,700,000
Mobile Mini	1,750,000	1,600,000
Novozymes (Denmark)	363,000	340,000
Oshkosh	2,350,000	2,200,000
Pall	2,150,000	1,800,000
Quanta Services	1,970,000	1,950,000
Serco (United Kingdom)	3,000,000	2,900,000
Simpson Manufacturing	850,000	700,000
Sociedad Quimica y Minera de Chile - ADR (Chile)	2,000,000	1,750,000
UTI Worldwide	1,500,000	1,000,000
Waste Connections	1,200,000	1,115,000
Watsco	550,000	350,000
WW Grainger	1,000,000	900,000
Consumer Goods & Services
Abercrombie & Fitch	3,100,000	2,835,000
Avis Budget Group	4,700,000	4,600,000
Choice Hotels	1,100,000	970,000
Coach	2,800,000	2,100,000
Expedia	4,600,000	4,500,000
Gaylord Entertainment	4,000,000	3,128,400
Helen of Troy	1,700,000	1,600,000
ITT Educational Services	1,250,000	1,030,000

	Number of Shares
	03/31/10	06/30/10
J Crew Group	2,564,000	2,219,000
Lifetime Fitness	2,150,000	1,960,000
lululemon athletica	4,685,000	4,135,000
New Oriental Education & Technology - ADR (China)	300,000	230,000
P.F. Chang's China Bistro	650,000	370,000
Princeton Review	3,000,000	2,970,000
Saks	6,100,000	5,225,000
SkillSoft - ADR	9,500,000	0
Smart Balance	3,000,000	2,000,000
Steelcase	3,000,000	1,355,500
Thor Industries	1,240,000	1,190,000
Urban Outfitters	3,805,000	3,005,000
Finance
AmeriCredit	7,235,000	7,085,000
Assurant	1,200,000	700,000
Berkshire Hills Bancorp	234,693	65,991
Cullen/Frost Bankers	640,000	240,000
GATX	1,530,000	1,480,000
H&E Equipment Services	3,300,000	3,033,300
HCC Insurance Holdings	1,777,995	1,200,000
Housing Development Finance (India)	450,000	325,000
People's United	3,200,000	0
SEI Investments	6,448,000	6,198,000
SVB Financial Group	1,360,000	1,260,000
TriCo Bancshares	1,200,000	1,100,000
World Acceptance	1,532,600	1,505,202
Health Care
Auxilium Pharmaceuticals	1,350,000	751,601
Beckman Coulter	350,000	0
BioMarin	3,250,000	3,205,000
Charles River Laboratories	500,000	0
Emdeon	800,000	0
Healthcare Services Group	850,000	0
Healthspring	157,904	0
Human Genome Sciences	1,800,000	1,100,000
Idexx Laboratories	665,000	500,000
Illumina	1,300,000	1,100,000
Immucor	1,000,000	980,503
InterMune	780,000	0
Ironwood Pharmaceuticals	440,000	0
Kinetic Concepts	800,000	306,696
Onyx Pharmaceuticals	800,000	639,920
Psychiatric Solutions	872,391	0
QIAGEN (Netherlands)	1,675,000	1,435,000
United Therapeutics	660,000	560,000

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/10	06/30/10
Sales (continued)
Energy & Minerals
Carrizo Oil & Gas	900,000	583,000
Dockwise (Norway)	156,655	0
Fugro (Netherlands)	2,809,568	2,570,626
Gran Tierra Energy (Colombia)	4,000,000	1,400,000
Oceaneering International	1,000,000	275,000
Silver Wheaton (Canada)	2,700,000	2,450,000
Southwestern Energy	2,975,000	2,160,000
St. Mary Land & Exploration	285,000	0
Tetra Technologies	600,000	0
Ultra Petroleum	975,000	910,000
Vaalco Energy	1,500,000	750,000
Other Industries
American Campus Communities	900,000	0
Ascendas REIT (Singapore)	22,000,000	15,000,000
Digital Realty Trust	850,000	770,000
Northeast Utilities	2,200,000	1,500,000
Old Dominion Freight Lines	150,000	100,000
Red Eléctrica de Espana (Spain)	500,000	333,000
SL Green Realty	440,000	150,000

See accompanying notes to financial statements.

24

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 95.7%
Information 25.6%
	> Business Software 5.4%
5,200,000	Informatica (a)(b)	$124,176
	Enterprise Data Integration Software
2,100,000	ANSYS (a)	85,197
	Simulation Software for Engineers & Designers
2,440,544	Micros Systems (a)	77,780
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	71,000
	Directory, Operating System & Identity Management Software
1,100,000	Quality Systems	63,789
	IT Systems for Medical Groups & Ambulatory Care Centers
2,250,000	Blackbaud (b)	48,982
	Software & Services for Non-profits
1,035,000	Concur Technologies (a)	44,174
	Web Enabled Cost & Expense Management Software
2,032,845	Tyler Technologies (a)(b)	31,550
	Financial, Tax, Court & Document Management Systems for Local Governments
1,400,000	Constant Contact (a)(c)	29,862
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,425,000	Kenexa (a)(b)	29,100
	Recruiting & Workforce Management Solutions
1,000,000	Red Hat (a)	28,940
	Maintenance & Support for Open Source & Middleware
700,000	Blackboard (a)	26,131
	Education Software
1,800,000	NetSuite (a)(c)	22,752
	End to End IT Systems Solutions Delivered Over the Web
920,000	Jack Henry & Associates	21,970
	Systems Financial Institutions
3,700,000	Actuate (a)(b)	16,465
	Information Delivery Software & Solutions
4,800,000	Art Technology Group (a)	16,416
	Software & Tools to Optimize Websites for E-Commerce
700,000	Avid Technology (a)	8,911
	Digital Nonlinear Editing Software & Systems
1,000,000	InContact (a)	2,450
	Call Center Systems Delivered via the Web & Telecommunications Services
		749,645
	> Computer Hardware & Related Equipment 2.7%
3,750,000	Amphenol	147,300
	Electronic Connectors
1,140,000	Dolby Laboratories (a)	71,466
	Audio Technology for Consumer Electronics
2,225,000	II-VI (a)(b)	65,927
	Laser Optics & Specialty Materials
1,505,000	Zebra Technologies (a)	38,182
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	20,392
	Audio & Video Recording Solutions

Number of Shares		Value (000)
970,000	Netgear (a)	$17,305
	Networking Products for Small Business & Home
605,000	Stratasys (a)(c)	14,859
	Rapid Prototyping Systems
		375,431
	> Instrumentation 2.7%
1,600,000	Mettler Toledo (a)	178,608
	Laboratory Equipment
5,070,000	Hexagon (Sweden)	66,019
	Measurement Equipment
1,545,000	Trimble Navigation (a)	43,260
	GPS-based Instruments
2,275,000	IPG Photonics (a)	34,648
	Fiber Lasers
300,000	Dionex (a)	22,338
	Ion & Liquid Chromatography
600,000	FLIR Systems (a)	17,454
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	11,126
	Optical Sensors for Medical & Industrial Applications
		373,453
	> Mobile Communications 2.5%
6,300,000	Crown Castle International (a)	234,738
	Communications Towers
3,150,000	SBA Communications (a)	107,131
	Communications Towers
1,000,000	MetroPCS Communications (a)	8,190
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	2,310
	Satellite Mobile Voice & Data Carrier
		352,369
	> Telephone and Data Services 2.0%
9,500,000	tw telecom (a)(b)	158,460
	Fiber Optic Telephone/Data Services
1,000,000	AboveNet (a)	47,180
	Metropolitan Fiber Communications Services
9,600,000	PAETEC Holding (a)(b)	32,736
	Telephone/Data Services for Business
3,400,000	Cogent Communications (a)(b)	25,772
	Internet Data Pipelines
2,000,000	General Communications (a)	15,180
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		279,328
	> Telecommunications Equipment 1.5%
1,045,000	F5 Networks (a)	71,656
	Internet Traffic Management Equipment
1,745,000	Polycom (a)	51,983
	Video Conferencing Equipment
1,660,000	Blue Coat Systems (a)	33,914
	WAN Acceleration & Network Security
1,165,000	CommScope (a)	27,692
	Wireless Infrastructure Equipment & Telecom Cable
1,715,000	Finisar (a)(c)	25,553
	Optical Sub-systems & Components
		210,798

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 1.4%
5,840,000	Atmel (a)	$28,032
	Microcontrollers, RF & Memory Semiconductors
1,035,000	Supertex (a)(b)	25,523
	Analog/Mixed-signal Semiconductors
1,620,000	Microsemi (a)	23,701
	Analog/Mixed-signal Semiconductors
3,440,000	ON Semiconductor (a)	21,947
	Mixed-signal & Power Management Semiconductors
4,500,000	Entegris (a)	17,865
	Semiconductor Materials Management Products
1,000,000	Monolithic Power Systems (a)	17,860
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	16,944
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,900,000	IXYS (a)(b)	16,796
	Power Semiconductors
500,000	Littelfuse (a)	15,805
	Little Fuses
1,460,000	Integrated Device Technology (a)	7,227
	Communications Semiconductors
		191,700
	> Computer Services 1.3%
5,000,000	iGate (b)	64,100
	IT & BPO (Business Process Outsourcing) Services
2,105,000	SRA International (a)	41,405
	Government IT Services
1,340,000	Acxiom (a)	19,685
	Database Marketing Services
2,000,000	Virtusa (a)(b)	18,660
	Offshore IT Outsourcing
1,045,000	ExlService Holdings (a)	17,943
	BPO (Business Process Outsourcing)
4,500,000	Hackett Group (a)(b)	12,645
	IT Integration & Best Practice Research
1,000,000	WNS - ADR (India) (a)	11,740
	Offshore BPO (Business Process Outsourcing) Services
		186,178
	> CATV 1.2%
3,000,000	Discovery Communications, Series C (a)	92,790
	CATV Programming
1,250,000	Liberty Global, Series A (a)	32,488
	Cable TV Franchises Outside the USA
3,000,000	Mediacom Communications (a)(b)	20,160
	Cable TV Franchises
17,770	Jupiter Telecommunications (Japan)	16,935
	Largest Cable Service Provider in Japan
		162,373
	> Financial Processors 1.1%
2,429,000	Global Payments	88,756
	Credit Card Processor
8,000,000	Singapore Exchange (Singapore)	41,861
	Singapore Equity & Derivatives Market Operator

Number of Shares		Value (000)
1,790,000	Hong Kong Exchanges and Clearing (Hong Kong)	$27,957
	Hong Kong Equity & Derivatives Market Operator
		158,574
	> Gaming Equipment & Services 1.1%
4,025,000	Bally Technologies (a)(b)	130,370
	Slot Machines & Software
380,000	WMS Industries (a)	14,915
	Slot Machine Provider
		145,285
	> Internet Related 0.8%
435,000	Equinix (a)	35,331
	Network Neutral Data Centers
800,000	Akamai (a)	32,456
	Content Delivery Network (CDN) for Better Delivery of Online Content
188,000	NHN (South Korea) (a)	27,978
	South Korea's Largest Online Search Engine
1,000,000	Terremark Worldwide (a)	7,810
	Data Center Colocation & IT Managed Services Provider
1,000,000	TheStreet.com	2,880
	Financial Information Websites
		106,455
	> Contract Manufacturing 0.6%
1,605,000	Plexus (a)	42,918
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	38,108
	Electronic Manufacturing Services
		81,026
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	75,344
	Electronic Components Distribution
		75,344
	> Business Information & Marketing Services 0.5%
900,000	FTI Consulting (a)	39,231
	Financial Consulting Firm
2,700,000	Navigant Consulting (a)(b)	28,026
	Financial Consulting Firm
700,000	InfoGROUP (a)	5,586
	Business Data for Sales Leads
		72,843
	> Consumer Software 0.1%
3,500,000	THQ (a)(b)	15,120
	Entertainment Software
		15,120
	> Radio 0.1%
1,541,000	Salem Communications (a)(b)	5,717
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	3,940
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	2,736
	Spanish Language Radio Stations
		12,393

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	$5,275
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	4,217
	Mid-market Affiliated TV Stations
		9,492
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)	4,500
	Advertising on Digital Screens in China's Mass Transit System
		4,500
Information: Total		3,562,307
Industrial Goods & Services 16.9%
	> Machinery 8.3%
4,500,000	Ametek	180,675
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	179,130
	Industrial Air Filtration
3,100,000	Pentair	99,820
	Pumps & Water Treatment
2,565,000	Clarcor (b)	91,109
	Mobile & Industrial Filters
1,500,000	Nordson	84,120
	Dispensing Systems for Adhesives & Coatings
2,200,000	Oshkosh (a)	68,552
	Specialty Truck Manufacturer
1,800,000	Pall	61,866
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	56,650
	Automatic Electric Meter Readers
1,660,000	MOOG (a)	53,502
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,300,000	Kaydon	42,718
	Specialized Friction & Motion Control Products
1,700,000	Mine Safety Appliances	42,126
	Safety Equipment
1,531,250	HEICO (b)	41,267
	FAA Approved Aircraft Replacement Parts
805,000	Toro	39,542
	Turf Maintenance Equipment
1,200,000	Kennametal	30,516
	Consumable Cutting Tools
600,000	Wabtec	23,934
	Freight & Transit Component Supplier
1,000,000	Jain Irrigation Systems (India)	22,901
	Agricultural Micro-irrigation Systems & Food Processing
1,600,000	Generac (a)	22,416
	Stand-by Power Generators
175,000	Neopost (France)	12,664
	Postage Meter Machines
900,000	Spartan Motors	3,780
	Specialty Truck & Chassis Manufacturer
		1,157,288

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 2.4%
1,530,000	Albemarle	$60,756
	Refinery Catalysts & Other Specialty Chemicals
1,750,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	57,068
	Producer of Specialty Fertilizers, Lithium & Iodine
1,800,000	Nalco Holding Company	36,828
	Provider of Water Treatment & Process Chemicals & Services
340,000	Novozymes (Denmark)	36,087
	Industrial Enzymes
1,260,000	Drew Industries (a)(b)	25,452
	RV & Manufactured Home Components
741,000	Mersen (France) (c)	25,269
	Advanced Industrial Materials
13,900	Sika (Switzerland)	24,566
	Chemicals for Construction & Industrial Applications
350,000	Greif	19,439
	Industrial Packaging
2,200,000	Kansai Paint (Japan)	18,828
	Paint Producer in Japan, India, China & Southeast Asia
1,000,000	Albany International	16,190
	Paper Machine Clothing & Advanced Textiles
400,000	Silgan Holdings	11,352
	Metal & Plastic Packaging
		331,835
	> Other Industrial Services 1.7%
3,200,000	Expeditors International of Washington	110,432
	International Freight Forwarder
1,491,095	Imtech (Netherlands)	38,250
	Electromechanical & ICT Installation & Maintenance
1,300,000	Forward Air	35,425
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	26,048
	Portable Storage Units Leasing
1,000,000	UTI Worldwide	12,380
	Freight Forwarding & Logistics
1,050,000	TrueBlue (a)	11,750
	Temporary Manual Labor
900,000	American Reprographics (a)	7,857
	Document Management & Logistics
		242,142
	> Industrial Distribution 1.1%
900,000	WW Grainger	89,505
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	44,954
	Industrial Distribution
350,000	Watsco	20,272
	HVAC Distribution
		154,731
	> Construction 0.9%
66,000	NVR (a)	43,232
	D.C. Homebuilder

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Construction—continued
350,000	Martin Marietta Materials (c)	$29,684
	Aggregates
700,000	Simpson Manufacturing	17,185
	Wall Joint Maker
1,800,000	Mills Estruturas e Servicios de Engenha (Brazil) (a)	13,612
	Civil Engineering & Construction
687,500	Ritchie Brothers Auctioneers (c)	12,526
	Heavy Equipment Auctioneer
284,000	M/I Homes (a)	2,738
	Columbus-based Home Builder
		118,977
	> Waste Management 0.7%
1,500,000	Republic Services	44,595
	Solid Waste Management
1,115,000	Waste Connections (a)	38,902
	Solid Waste Management
280,000	Clean Harbors (a)	18,595
	Hazardous Waste Services & Disposal
		102,092
	> Outsourcing Services 0.7%
1,950,000	Quanta Services (a)	40,267
	Electrical & Telecom Construction Services
1,210,000	Administaff	29,234
	Professional Employer Organization
2,900,000	Serco (United Kingdom)	25,262
	Facilities Management
600,000	GP Strategies (a)	4,356
	Training Programs
		99,119
	> Electrical Components 0.5%
1,440,000	Acuity Brands	52,387
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	15,439
	Industrial Light Sources
		67,826
	> Conglomerates 0.3%
2,225,287	Aalberts Industries (Netherlands)	28,687
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	16,176
	Electronic Parts & Ceramics
		44,863
	> Steel 0.2%
1,980,000	GrafTech International (a)	28,948
	Industrial Graphite Materials Producer
		28,948
	> Water 0.1%
1,750,000	Mueller Water Products	6,492
	Fire Hydrants, Valves & Ductile Iron Pipes
		6,492
Industrial Goods & Services: Total		2,354,313

Number of Shares		Value (000)
Consumer Goods & Services 16.8%
	> Retail 6.3%
4,135,000	lululemon athletica (a)(b)(c)	$153,905
	Premium Active Apparel Retailer
3,005,000	Urban Outfitters (a)	103,342
	Apparel & Home Specialty Retailer
2,835,000	Abercrombie & Fitch	87,006
	Teen Apparel Retailer
2,219,000	J Crew Group (a)	81,681
	Multi-channel Branded Retailer
8,262,000	Chico's FAS	81,629
	Women's Specialty Retailer
4,900,000	Talbots (a)(b)	50,519
	Women's Specialty Retailer
2,900,000	AnnTaylor Stores (a)	47,183
	Women's Apparel Retailer
5,225,000	Saks (a)(c)	39,658
	Luxury Department Store Retailer
9,800,000	Charming Shoppes (a)(b)	36,750
	Women's Specialty Plus Size Apparel Retailer
1,350,000	Shutterfly (a)(b)	32,346
	Internet Photo-centric Retailer
1,034,000	Rue21 (a)	31,372
	Fashion Value Apparel Retailer
4,500,000	Pier 1 Imports (a)	28,845
	Home Furnishing Retailer
1,200,000	Dress Barn (a)	28,572
	Women's & Tween Specialty Retailer
5,000,000	Wet Seal (a)	18,250
	Specialty Apparel Retailer
4,950,442	Coldwater Creek (a)(b)	16,633
	Women's Apparel Retailer
1,008,000	Express (a)	16,501
	Dual Gender Fashion Retailer
1,371,366	Gaiam (b)	8,324
	Healthy Living Catalogs & E-Commerce
900,000	Bebe Stores	5,760
	Women's Contemporary Specialty Apparel Retailer
		868,276
	> Travel 2.5%
4,500,000	Expedia	84,510
	Online Travel Services Company
3,128,400	Gaylord Entertainment (a)(b)(c)	69,106
	Convention Hotels
1,950,000	Vail Resorts (a)(b)	68,075
	Ski Resort Operator & Developer
4,600,000	Avis Budget Group (a)	45,172
	Second Largest Car Rental Company
970,000	Choice Hotels	29,304
	Franchisor of Budget Hotel Brands
3,000,000	Hertz (a)	28,380
	Largest U.S. Rental Car Operator
1,100,000	Localiza Rent A Car (Brazil)	12,767
	Car Rental
141,800	Hyatt Hotels (a)	5,259
	Hotel Owner/Operator
		342,573

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Food & Beverage 1.6%
2,200,000	Hansen Natural (a)	$86,042
	Alternative Beverages
37,000,000	Olam International (Singapore)	67,751
	Agriculture Supply Chain Manager
810,000	Diamond Foods	33,291
	Culinary Ingredients & Snack Foods
819,000	Flowers Foods	20,008
	Bread & Baked Goods
1,200,000	GLG Life Tech (Canada) (a)	9,156
	Produce an All-natural Sweetener Extracted from the Stevia Plant
2,000,000	Smart Balance (a)	8,180
	Healthy Food Products
		224,428
	> Educational Services 1.5%
1,030,000	ITT Educational Services (a)	85,511
	Post-secondary Degree Services
2,500,000	Career Education (a)	57,550
	Post-secondary Education
1,700,000	Universal Technical Institute (a)(b)	40,188
	Vocational Training
230,000	New Oriental Education & Technology - ADR (China) (a)(c)	21,434
	China's Largest Private Education Service Provider
2,970,000	Princeton Review (a)(b)	6,890
	College Preparation Courses
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	336
	Education Services for the K-12 Market
		211,909
	> Apparel 1.0%
2,100,000	Coach	76,755
	Designer & Retailer of Branded Leather Accessories
2,475,000	True Religion Apparel (a)(b)	54,623
	Premium Denim
400,000	Kenneth Cole Productions (a)	4,404
	Wholesaler & Retailer of Lifestyle Brand
225,000	Jones Apparel Group	3,566
	Wholesaler of Women's Apparel, Footwear & Accessories
		139,348
	> Furniture & Textiles 0.9%
4,000,000	Knoll (b)	53,160
	Office Furniture
2,800,000	Herman Miller	52,836
	Office Furniture
1,000,000	Interface	10,740
	Modular & Broadloom Carpet
1,355,500	Steelcase	10,505
	Office Furniture
		127,241
	> Other Consumer Services 0.7%
1,960,000	Lifetime Fitness (a)	62,308
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	27,154
	Mid to High-end Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	$6,930
	Provides Real Estate Services in China
		96,392
	> Casinos & Gaming 0.6%
1,750,000	Penn National Gaming (a)	40,425
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	38,313
	Regional Casino Operator
		78,738
	> Nondurables 0.5%
1,600,000	Helen of Troy (a)(b)	35,296
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	27,654
	Household & Personal Care Products
		62,950
	> Other Durable Goods 0.4%
1,720,000	Jarden	46,217
	Branded Household Products
294,000	Tesla (a)	7,006
	Design, Manufacture & Sell High Performance Electric Vehicles
180,000	Cavco Industries (a)	6,332
	Manufactured Homes
		59,555
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	46,032
	Distributor of Swimming Pool Supplies & Equipment
		46,032
	> Restaurants 0.2%
2,000,000	AFC Enterprises (a)(b)	18,200
	Popeye's Restaurants
370,000	P.F. Chang's China Bistro (c)	14,670
	Mandarin Style Restaurants
		32,870
	> Leisure Products 0.2%
1,190,000	Thor Industries	28,263
	RV & Bus Manufacturer
		28,263
	> Other Entertainment 0.1%
370,000	CTS Eventim (Germany)	17,784
	Event Ticket Sales
		17,784
Consumer Goods & Services: Total		2,336,359
Finance 11.9%
	> Banks 4.5%
2,469,000	BOK Financial	117,204
	Tulsa-based Southwest Bank
6,004,115	Valley National Bancorp	81,776
	New Jersey/New York Bank
4,150,000	TCF Financial	68,932
	Great Lakes Bank
5,063,800	Associated Banc-Corp	62,082
	Midwest Bank

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Banks—continued
2,860,000	MB Financial (b)	$52,595
	Chicago Bank
1,260,000	SVB Financial Group (a)	51,950
	Bank to Venture Capitalists
745,000	City National	38,166
	Bank & Asset Manager
2,640,000	Wilmington Trust	29,278
	Delaware Trust Bank
2,140,000	CVB Financial (c)	20,330
	Inland Empire Business Bank
1,100,000	TriCo Bancshares (b)(c)	18,623
	California Central Valley Bank
702,393	Hudson Valley	16,239
	Metro New York City Bank
1,600,000	Whitney Holding	14,800
	Gulf Coast Bank
889,000	Sandy Spring Bancorp	12,455
	Baltimore/D.C. Bank
240,000	Cullen/Frost Bankers	12,336
	Texas Bank
583,872	Green Bankshares (a)(c)	7,456
	Tennessee Bank
1,614,507	First Busey	7,314
	Illinois Bank
406,559	Eagle Bancorp (a)	4,789
	Metro D.C. Bank
246,505	Pacific Continental	2,334
	Pacific Northwest Bank
		618,659
	> Insurance 2.8%
2,820,000	Leucadia National (a)	55,018
	Insurance Holding Company
1,230,000	Hanover Insurance Group	53,505
	Personal & Commercial Lines Insurance
9,400,000	CNO Financial Group (a)	46,530
	Life, Long-term Care & Medical Supplement Insurance
1,450,000	Delphi Financial Group	35,394
	Workers Compensation & Group Employee Benefit Products & Services
100,000	Markel (a)	34,000
	Specialty Insurance
1,200,000	HCC Insurance Holdings	29,712
	Specialty Insurance
832,000	Willis Group (Ireland)	25,002
	Insurance Broker
1,000,000	Aspen Insurance	24,740
	Commercial Lines Insurance/Reinsurance
700,000	Assurant	24,290
	Specialty Insurance
1,420,000	Selective Insurance Group	21,101
	Commercial & Personal Lines Insurance
900,000	Tower Group	19,377
	Commercial & Personal Lines Insurance
1,600,000	Symetra Financial	19,200
	Life Insurance
		387,869

Number of Shares		Value (000)
	> Finance Companies 2.6%
7,085,000	AmeriCredit (a)(b)	$129,089
	Auto Lending
1,505,202	World Acceptance (a)(b)	57,664
	Personal Loans
2,350,000	McGrath Rentcorp (b)	53,533
	Temporary Space & IT Rentals
1,480,000	GATX	39,486
	Rail Car Lessor
3,033,300	H&E Equipment Services (a)(b)	22,720
	Heavy Equipment Leasing
1,282,500	Aaron's	21,892
	Rent to Own
1,650,000	CAI International (a)(b)	19,635
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	13,190
	Small Equipment Leasing
78,500	Textainer Group Holdings	1,895
	Top International Container Leasor
		359,104
	> Brokerage & Money Management 1.7%
6,198,000	SEI Investments	126,191
	Mutual Fund Administration & Investment Management
3,735,000	Eaton Vance	103,124
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	11,242
	Electronic Trading
		240,557
	> Savings & Loans 0.3%
325,000	Housing Development Finance (India)	20,488
	Indian Mortgage Lender
731,478	ViewPoint Financial	10,131
	Texas Thrift
1,010,000	Provident New York Bancorp	8,938
	New York State Thrift
65,991	Berkshire Hills Bancorp	1,286
	Northeast Thrift
		40,843
Finance: Total		1,647,032
Health Care 10.7%
	> Medical Equipment & Devices 3.8%
2,800,000	Alexion Pharmaceuticals (a)	143,332
	Biotech Focused on Orphan Diseases
3,500,000	American Medical Systems (a)	77,420
	Medical Devices to Treat Urological Conditions
1,000,000	Edwards Lifesciences (a)	56,020
	Heart Valves
1,500,000	Sirona Dental Systems (a)	52,260
	Manufacturer of Dental Equipment
1,100,000	Illumina (a)	47,883
	Leading Tools & Service Provider for Genetic Analysis
863,448	Haemonetics (a)	46,212
	Blood & Plasma Collection Equipment
900,000	Gen-Probe (a)	40,878
	Molecular In-vitro Diagnostics

See accompanying notes to financial statements.

30

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,150,000	Orthofix International (a)(b)	$36,858
	Bone Fixation & Stimulation Devices
306,696	Kinetic Concepts (a)	11,197
	Wound Healing & Tissue Repair Products
694,849	Vermillion (a)(b)(d)	8,131
	Ovarian Cancer Diagnostic Test
1,500,000	Nanosphere (a)(b)	6,540
	Molecular Diagnostics Company with Best of Breed Platform
		526,731
	> Biotechnology & Drug Delivery 3.5%
3,205,000	BioMarin (a)	60,767
	Biotech Focused on Orphan Diseases
4,951,226	Seattle Genetics (a)	59,365
	Antibody-based Therapies for Cancer
1,500,000	Acorda Therapeutics (a)	46,665
	Biopharma Company Focused on Nervous Disorder Drugs
3,300,000	Nektar Therapeutics (a)	39,930
	Drug Delivery Technologies
1,100,000	AMAG Pharmaceuticals (a)(b)	37,785
	Biotech Focused on Niche Diseases
5,035,000	Allos Therapeutics (a)	30,864
	Cancer Drug Development
560,000	United Therapeutics (a)	27,334
	Biotech Focused on Rare Diseases
1,100,000	Human Genome Sciences (a)	24,926
	Biotech Focused on HCV, Inflammation & Cancer
2,261,347	Isis Pharmaceuticals (a)	21,641
	Biotech Pioneer in Anti-sense Drugs
3,463,611	Micromet (a)(c)	21,613
	Next-generation Antibody Technology
2,100,000	Xenoport (a)(b)(c)	20,601
	Biotech Company with Proprietary Drug Development Platform
3,112,776	NPS Pharmaceuticals (a)(b)	20,046
	Orphan Drugs & Healthy Royalties
1,055,762	Amylin Pharmaceuticals (a)	19,848
	Biotech Company Focused on Diabetes & Obesity
751,601	Auxilium Pharmaceuticals (a)	17,663
	Biotech Focused on Niche Disease Areas
639,920	Onyx Pharmaceuticals (a)	13,816
	Commercial-stage Biotech Focused on Cancer
3,500,000	Array Biopharma (a)(b)	10,675
	Drugs for Cancer & Inflammatory Diseases
1,917,820	Idenix Pharmaceuticals (a)	9,589
	Developer of Drugs for Infectious Diseases
1,450,000	Anthera (a)(b)(c)	7,772
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Technologies (a)(d)	122
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	6
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	3
	High Throughput Rational Drug Design
		491,031

Number of Shares		Value (000)
	> Medical Supplies 1.6%
2,885,000	Cepheid (a)	$46,218
	Molecular Diagnostics
650,000	Henry Schein (a)	35,685
	Largest Distributor of Healthcare Products
500,000	Idexx Laboratories (a)(c)	30,450
	Diagnostic Equipment & Services for Veterinarians
1,435,000	QIAGEN (Netherlands) (a)(c)	27,581
	Life Science Tools & Molecular Diagnostics
850,000	ICU Medical (a)(b)	27,344
	Intravenous Therapy Products
900,000	Owens & Minor	25,542
	Distribution of Medical Supplies
980,503	Immucor (a)	18,679
	Automated Blood Typing Reagents
246,670	Techne	14,171
	Cytokines, Antibodies & Other Reagents for Life Science
		225,670
	> Health Care Services 1.6%
3,300,000	PSS World Medical (a)(b)	69,795
	Distributor of Medical Supplies
1,250,000	Mednax (a)	69,512
	Physician Management for Pediatric & Anesthesia Practices
4,250,000	eResearch Technology (a)(b)	33,490
	Clinical Research Services
400,000	HMS Holdings (a)	21,688
	Cost Containment Services
500,000	AthenaHealth (a)(c)	13,065
	Revenue Cycle Management for Physician Offices
700,000	Allscripts-Misys Healthcare (a)	11,270
	Clinical IT Solutions for Physician Offices
		218,820
	> Pharmaceuticals 0.2%
1,750,000	The Medicines Company (a)	13,318
	Specialty Pharmaceuticals - Cardiovascular
2,600,000	United Drug (Ireland)	7,237
	Irish Pharmaceutical Wholesaler & Outsourcer
		20,555
Health Care: Total		1,482,807
Energy & Minerals 9.0%
	> Oil & Gas Producers 3.7%
4,910,550	Pacific Rubiales Energy (Colombia) (a)	110,061
	Oil Production & Exploration in Colombia
2,160,000	Southwestern Energy (a)	83,462
	Oil & Gas Producer
1,100,000	Range Resources	44,165
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	40,268
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	39,528
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	35,750
	Oil & Gas Producer

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
715,000	St. Mary Land & Exploration	$28,714
	Oil & Gas Producer
650,000	Baytex (Canada)	19,417
	Oil & Gas Producer in Canada
779,000	Rosetta Resources (a)	15,432
	Oil & Gas Producer Exploring in South Texas & Montana
1,200,000	Houston American Energy (c)	11,832
	Oil & Gas Exploration/Production in Colombia
850,000	Northern Oil & Gas (a)	10,914
	Small E&P Company in North Dakota Bakken
37,500,000	Petromanas (Canada) (a)(b)(d)	9,722
18,750,000	Petromanas - Warrants (Canada) (a)(b)(d)	705
	Exploring for Oil in Albania
583,000	Carrizo Oil & Gas (a)	9,054
	Oil & Gas Producer
250,000	Cabot Oil & Gas	7,830
	Large Natural Gas Producer in Appalachia & Gulf Coast
1,400,000	Gran Tierra Energy (Colombia) (a)	7,036
	Oil Exploration & Production in Colombia, Peru & Argentina
1,198,100	Pan Orient (Canada) (a)	5,796
	Growth Oriented & Return Focused Asian Explorer
24,000,000	Petrodorado (Colombia) (a)(b)(d)	5,744
24,000,000	Petrodorado - Warrants (Colombia) (a)(b)(d)	2,254
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
6,300,000	Canacol Energy (Colombia) (a)(d)	5,220
	Oil Producer in South America
8,000,000	Petrolifera Petroleum (Colombia) (a)(b)(d)	4,885
5,950,000	Petrolifera Petroleum (Colombia) (a)(b)	3,633
	Oil & Gas Exploration & Production in South America
750,000	Vaalco Energy	4,200
	Oil & Gas Producer
12,100,000	Alange Energy (Colombia) (a)	3,978
	Oil & Gas Exploration/Production in Colombia
13,000,000	Petroamerica (Colombia) (a)	3,908
	Oil Exploration & Production in Colombia
228,200	Oasis Petroleum (a)	3,309
	Oil Producer in North Dakota
		516,817
	> Oil Services 3.5%
3,100,000	FMC Technologies (a)	163,246
	Oil & Gas Wellhead Manufacturer
2,570,626	Fugro (Netherlands)	117,538
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	81,664
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	42,121
	Oil & Gas Pipeline Products
1,750,000	Tesco (a)	21,490
	Developing New Well Drilling Technologies
275,000	Oceaneering International (a)	12,347
	Provider of Sub-sea Services & Manufactured Products

Number of Shares		Value (000)
375,000	Bristow (a)	$11,025
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
10,719,200	Tuscany International Drilling (Colombia) (a)(b)(d)	10,855
2,600,000	Tuscany International Drilling - Warrants (Colombia) (a)(b)(d)	70
	South America-based Drilling Rig Contractor
500,000	Black Diamond Group (Canada)	8,243
	Provides Accommodations/Equipment for Oil Sands Exploitation
308,303	Gulfmark Offshore (a)	8,078
	Operator of Offshore Supply Vessels
2,953,900	Horizon North Logistics (Canada) (a)	4,578
	Provides Diversified Oil Service Offering in Northern Canada
		481,255
	> Mining 1.4%
348,000	Core Laboratories (Netherlands) (c)	51,368
	Oil & Gas Reservoir Consulting
2,450,000	Silver Wheaton (Canada) (a)	49,245
	Silver Mining Royalty Company
880,000	Pan American Silver (Canada)	22,246
	Silver Mining
400,000	Royal Gold	19,200
	Precious Metals Mining Royalty Company
7,500,000	Zhaojin Mining Industry (China)	17,590
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	14,560
	Silver Exploration & Development
1,000,000	Ivanhoe Mines (Canada) (a)	12,954
	Copper Mine Project in Mongolia
2,400,000	Alexco Resource (a)	7,536
	Mining, Exploration & Environmental Services
236,400	Tahoe Resources (Canada) (a)(d)	1,415
	Silver Project in Guatemala
83,356	Northam Platinum (South Africa)	490
	Platinum Mining in South Africa
		196,604
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)	16,800
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
400,000	STR Holdings (a)	7,520
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	1,980
	Owner/Operator of Gasification Plants
		26,300
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	22,019
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		22,019
Energy & Minerals: Total		1,242,995

See accompanying notes to financial statements.

32

Number of Shares		Value (000)
Other Industries 4.8%
	> Real Estate 2.7%
4,000,000	BioMed Realty Trust	$64,360
	Life Science-focused Office Buildings
770,000	Digital Realty Trust (c)	44,413
	Technology-focused Office Buildings
525,000	Federal Realty Investment Trust	36,892
	Shopping Centers
900,000	Corporate Office Properties	33,984
	Office Buildings
752,161	Macerich	28,071
	Regional Shopping Malls
40,000,000	Mapletree Logistics Trust (Singapore)	23,748
	Asian Logistics Landlord
900,000	Dupont Fabros Technology	22,104
	Technology-focused Office Buildings
1,400,000	Extra Space Storage	19,460
	Self Storage Facilities
15,000,000	Ascendas REIT (Singapore)	19,362
	Singapore Industrial Property Landlord
700,000	Washington REIT	19,313
	Washington D.C. Diversified Properties
3,000,000	Education Realty Trust (b)	18,090
	Student Housing
3,750,000	DCT Industrial Trust	16,950
	Industrial Properties
2,800	Orix JREIT (Japan)	11,673
	Diversified REIT
2,300,000	Kite Realty Group	9,614
	Community Shopping Centers
150,000	SL Green Realty	8,256
	Manhattan Office Buildings
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		376,290
	> Transportation 1.3%
1,980,000	JB Hunt Transport Services	64,686
	Truck & Intermodal Carrier
2,480,000	Heartland Express	36,010
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	33,400
500,000	Rush Enterprises, Class B (a)(b)	5,825
	Truck Sales & Services
1,110,000	World Fuel Services (c)	28,793
	Global Fuel Broker
602,000	American Commercial Lines (a)(c)	13,551
	Operator of Inland Barges/Builder of Barges & Vessels
100,000	Old Dominion Freight Lines (a)	3,514
	LTL Trucker
		185,779
	> Regulated Utilities 0.8%
1,500,000	Northeast Utilities	38,220
	Regulated Electric Utility
5,833,000	Terna (Italy)	21,007
	Italian Power Transmission

Number of Shares or Principal Amount (000)		Value (000)
340,000	Wisconsin Energy	$17,252
	Wisconsin Utility
500,000	ALLETE	17,120
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de Espana (Spain)	11,903
	Spanish Power Transmission
		105,502
Other Industries: Total		667,571
Total Equities: 95.7% (Cost: $10,519,526)		13,293,384
Securities Lending Collateral: 2.2%
311,735,665	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.03%)	311,736
Total Securities Lending Collateral: (Cost: $311,736)		311,736
Short-Term Obligations: 4.6%
	> Repurchase Agreement 4.3%
$592,670	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 1/19/16, market value $604,527 (repurchase proceeds $592,670)	592,670
		592,670
	> Commercial Paper 0.3%
50,000	Toyota Motor Credit 0.27% due 7/02/10	50,000
		50,000
Total Short-Term Obligations: (Amortized Cost: $642,670)		642,670
Total Investments: 102.5% (Cost: $11,473,932)(g)(h)		14,247,790
Obligation to Return Collateral for Securities Loaned: (2.2)%		(311,736)
Cash and Other Assets Less Liabilities: (0.3)%		(41,540)
Total Net Assets: 100.0%		$13,894,514

ADR = American Depositary Receipts

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Abercrombie & Fitch*	4,500,000	-	1,665,000	2,835,000	$87,006	$1,039
Actuate	3,700,000	-	-	3,700,000	16,465	-
Administaff*	1,428,224	-	218,224	1,210,000	29,234	315
AFC Enterprises	2,000,000	-	-	2,000,000	18,200	-
AMAG Pharmaceuticals	600,000	650,000	150,000	1,100,000	37,785
AmeriCredit	7,235,000	250,000	400,000	7,085,000	129,089	-
AnnTaylor Stores*	3,500,000	-	600,000	2,900,000	47,183	-
Anthera	-	1,450,000	-	1,450,000	7,772	-
Array Biopharma	-	3,500,000	-	3,500,000	10,675
Bally Technologies	4,025,000	-	-	4,025,000	130,370	-
Blackbaud	1,800,000	450,000	-	2,250,000	48,982	495
CAI International	1,650,000	-	-	1,650,000	19,635	-
Cap-Link Ventures*	48,000,000	-	48,000,000	-	-	-
Charming Shoppes	7,500,000	2,300,000	-	9,800,000	36,750	-
Chattem*	1,010,000	-	1,010,000	-	-	-
Clarcor	2,627,500	-	62,500	2,565,000	91,109	500
Cogent Communications	4,200,000	-	800,000	3,400,000	25,772	-
Coldwater Creek	-	4,950,442	-	4,950,442	16,633
Donaldson	4,200,000	-	-	4,200,000	179,130	1,008
Drew Industries	1,600,000	-	340,000	1,260,000	25,452	-
Education Realty Trust	-	3,000,000	-	3,000,000	18,090	70
eResearch Technology	4,250,000	-	-	4,250,000	33,490	-
ESCO Technologies	2,200,000	-	-	2,200,000	56,650	352
Gaiam	1,371,366	-	-	1,371,366	8,324	206
Gaylord Entertainment	3,700,000	467,900	1,039,500	3,128,400	69,106	-
H&E Equipment Services	3,300,000	-	266,700	3,033,300	22,720	-
Hackett Group	4,500,000	-	-	4,500,000	12,645	-
HEICO	1,225,000	306,250	-	1,531,250	41,267	74
Helen of Troy	1,700,000	-	100,000	1,600,000	35,296	-
Herman Miller*	2,800,000	-	-	2,800,000	52,836	123
ICU Medical	850,000	200,000	200,000	850,000	27,344	-
iGate	5,000,000	-	-	5,000,000	64,100	550
II-VI	2,400,000	-	175,000	2,225,000	65,927	-
Informatica	7,000,000	-	1,800,000	5,200,000	124,176	-
Interline Brands	2,600,000	-	-	2,600,000	44,954	-
IPG Photonics*	2,750,000	-	475,000	2,275,000	34,648	-
IXYS	1,900,000	-	-	1,900,000	16,796	-
Kenexa	2,425,000	-	-	2,425,000	29,100	-
Knoll	4,000,000	-	-	4,000,000	53,160	160
Lifetime Fitness*	2,150,000	-	190,000	1,960,000	62,308	-
lululemon athletica	4,200,000	485,000	550,000	4,135,000	153,905	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,190	-
MB Financial	2,305,600	554,400	-	2,860,000	52,595	50
McGrath Rentcorp	2,350,000	-	-	2,350,000	53,533	1,046
Mediacom Communications	4,000,000	-	1,000,000	3,000,000	20,160	-
Mine Safety Appliances*	1,975,000	-	275,000	1,700,000	42,126	899
Nanosphere	1,232,900	267,100	-	1,500,000	6,540	-
Navigant Consulting	2,500,000	200,000	-	2,700,000	28,026	-
NPS Pharmaceuticals	2,700,000	412,776	-	3,112,776	20,046	-
Orko Silver	10,000,000	-	-	10,000,000	14,560	-
Orthofix International	1,000,000	150,000	-	1,150,000	36,858	-
PAETEC Holding	9,600,000	-	-	9,600,000	32,736	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	16,944	-
Petrodorado	48,000,000	-	-	48,000,000	7,998	-
Petrolifera Petroleum	-	13,950,000	-	13,950,000	8,518	-
Petromanas	-	56,250,000	-	56,250,000	10,427	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	38,313	-
Princeton Review	3,000,000	-	30,000	2,970,000	6,890	-

See accompanying notes to financial statements.

34

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
PSS World Medical	2,750,000	550,000	-	3,300,000	$69,795	$-
Rush Enterprises	3,000,000	-	-	3,000,000	39,225	-
Salem Communications	1,541,000	-	-	1,541,000	5,717	-
Shutterfly	-	1,350,000	-	1,350,000	32,346	-
SkillSoft - ADR*	9,500,000	-	9,500,000	-	-	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	2,736	-
Supertex	1,035,000	-	-	1,035,000	25,523	-
Switch & Data Facilities*	2,500,000	-	2,500,000	-	-	-
Talbots	4,250,000	650,000	-	4,900,000	50,519	-
THQ	3,200,000	300,000	-	3,500,000	15,120	-
TriCo Bancshares	1,200,000	-	100,000	1,100,000	18,623	255
True Religion Apparel	1,500,000	975,000	-	2,475,000	54,623	-
Tuscany International Drilling	-	13,319,200	-	13,319,200	10,925	-
tw telecom	9,500,000	-	-	9,500,000	158,460	-
Tyler Technologies	1,134,260	1,315,740	417,155	2,032,845	31,550	-
Universal Technical Institute	1,750,301	-	50,301	1,700,000	40,188	-
Vail Resorts	1,950,000	-	-	1,950,000	68,075	-
Vermillion	-	694,849	-	694,849	8,131	-
Virtusa	1,800,000	200,000	-	2,000,000	18,660	-
World Acceptance	1,545,000	-	39,798	1,505,202	57,664	-
Xenoport	-	2,100,000	-	2,100,000	20,601	-
Total of Affiliated Transactions	306,022,151	111,248,657	71,954,178	345,316,630	$3,122,025	$7,142

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $2,848,343 and $3,122,025, respectively. Investments in affiliated companies represented 22.5% of the Fund's total net assets at June 30, 2010.

(c)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $301,261.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $49,468, which represented 0.36% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Tuscany International Drilling	2/12/10-3/23/10	10,719,200	$12,997	$10,855
Petromanas	5/20/10	37,500,000	13,032	9,722
Vermillion	1/07/10	694,849	12,850	8,131
Petrodorado	11/20/09	24,000,000	5,049	5,744
Canacol Energy	4/15/10	6,300,000	4,667	5,220
Petrolifera Petroleum	4/06/10	8,000,000	6,768	4,885
Petrodorado - Warrants	11/20/09	24,000,000	2,965	2,254
Tahoe Resources	5/28/10	236,400	1,350	1,415
Petromanas - Warrants	5/20/10	18,750,000	1,086	705
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	336
MicroDose Technologies	11/24/00	359,944	2,005	122
Tuscany International Drilling - Warrants	2/12/10	2,600,000	322	70
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	187,500	7,500	6
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	96,644	280	3
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$71,076	$49,468

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2010, for federal income tax purposes, the cost of investments was $11,473,932 and net unrealized appreciation was $2,773,858, consisting of gross unrealized appreciation of $4,114,495 and gross unrealized depreciation of $1,340,637.

See accompanying notes to financial statements.

35

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2010, the market value of foreign securities represented 10.72% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$285,443	2.05
Canada	200,158	1.44
Colombia	157,644	1.13
Singapore	152,722	1.10
Japan	90,177	0.65
Sweden	66,019	0.47
United Kingdom	61,012	0.44
Chile	57,068	0.41
India	55,129	0.40
Hong Kong	55,111	0.40
China	52,434	0.38
France	37,933	0.27
	Value	Percentage of Net Assets
Denmark	$36,087	0.26
Ireland	32,239	0.23
South Korea	27,978	0.20
Brazil	26,379	0.20
Switzerland	24,566	0.18
Italy	21,007	0.15
Israel	20,392	0.15
Germany	17,784	0.13
Spain	11,903	0.08
South Africa	490	-
Luxembourg	-	-
Total Foreign Portfolio	$1,489,675	10.72

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,370,431	$191,876	$-	$3,562,307
Industrial Goods & Services	2,090,184	264,129	-	2,354,313
Consumer Goods & Services	2,223,334	112,689	336	2,336,359
Finance	1,626,544	20,488	-	1,647,032
Health Care	1,467,308	15,368	131	1,482,807
Energy & Minerals	1,013,623	229,372	-	1,242,995
Other Industries	579,878	87,693	-	667,571
Total Equities	12,371,302	921,615	467	13,293,384
Total Securities Lending Collateral	311,736	-	-	311,736
Total Short-Term Obligations	-	642,670	-	642,670
Total Investments	$12,683,038	$1,564,285	$467	$14,247,790

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

See accompanying notes to financial statements.

36

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchase	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Consumer Goods & Services	$336	$-	$-	$-	$-	$-	$-	$-	$336
Health Care	176	-	(4,500)	4,455	-	-	-	-	131
Energy & Minerals	-	-	-	-	13,319	-	-	(13,319)	-
	$512	$-	$(4,500)	$4,455	$13,319	-	-	$(13,319)	$467

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $4,455. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

37

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Asia
> Japan
Benesse	306,900	408,700
Hamamatsu Photonics	622,200	710,000
Hoshizaki Electric	193,400	926,900
Icom	344,000	585,000
Japan Airport Terminal	767,600	1,000,000
Kansai Paint	6,620,600	7,140,000
Nakanishi	210,000	274,000
Olympus	480,000	800,000
Point	478,570	660,570
Tsumura	600,000	789,000
> China
Mindray - ADR	703,800	850,000
> Singapore
CDL Hospitality Trust	30,000,000	33,485,000
Goodpack	0	3,762,900
> Hong Kong
L'Occitane International	0	6,819,050
Melco Crown Entertainment	0	5,000,000
Europe
> United Kingdom
Abcam	371,800	586,942
Chemring	660,000	680,000
Cobham	8,481,400	8,700,000
Micro Focus	0	3,850,000
PureCircle	1,200,000	3,500,000
> Netherlands
Aalberts Industries	1,750,935	1,968,060
Core Laboratories	62,000	103,000
Fugro	735,945	763,202
Imtech	1,871,250	1,922,517
Unit 4 Agresso	1,385,000	1,476,800
USG People	0	836,400
Vopak	520,100	1,040,200
> Germany
Rhoen-Klinikum	1,265,000	1,699,000
Wirecard	1,180,000	1,590,000
> France
Eurofins Scientific	455,700	599,271
Norbert Dentressangle	160,701	201,101
Pierre & Vacances	271,000	322,200
Rubis	170,000	206,183
Saft	424,300	595,614
> Switzerland
Bank Sarasin & Cie	591,762	660,000
Partners Group	0	125,000

	Number of Shares
	03/31/10	06/30/10
> Italy
Ansaldo STS	1,169,000	1,298,500
Credito Emiliano	3,069,000	4,311,600
Tod's	155,468	279,000
> Ireland
United Drug	11,249,900	11,526,000
> Portugal
Banco Comercial Português	12,858,000	16,574,000
> Iceland
Marel	29,868,604	33,804,924
Redes Energéticas Nacionais	4,912,072	6,801,200
Other Countries
> Canada
AG Growth	317,900	540,000
Baytex	432,900	735,000
Black Diamond Group	203,800	530,000
Petromanas	0	12,500,000
Tahoe Resources	0	872,700
> United States
FMC Technologies	251,000	329,000
Textainer Group Holdings	86,001	360,000
> Australia
Billabong International	1,500,000	1,741,880
Cochlear	262,000	319,000
Hastie Group	7,158,966	10,033,348
SAI Global	3,995,081	6,124,662
> Senegal
Sonatel	7,402	24,247
Latin America
> Brazil
Localiza Rent A Car	5,000,000	5,200,000
Mills Estruturas e Servicios de Engenha	0	2,858,610
Suzano	4,300,000	5,375,000

See accompanying notes to financial statements.

38

	Number of Shares
	03/31/10	06/30/10
Sales
Asia
> Japan
As One	208,900	128,100
Jupiter Telecommunications	27,132	13,933
Unicharm PetCare	336,300	0
Zenrin	822,000	680,200
> China
IFM Investments (Century 21 China RE) - ADR	321,800	0
New Oriental Education & Technology - ADR	382,000	327,429
VisionChina Media - ADR	625,700	0
> Singapore
Ascendas REIT	21,000,000	20,000,000
> India
Asian Paints	1,008,727	908,519
Housing Development Finance	450,000	400,000
Jain Irrigation Systems	2,000,000	1,806,000
> South Korea
MegaStudy	182,000	172,000
> Hong Kong
Hong Kong Exchanges and Clearing	2,500,000	2,300,000
> Indonesia
Perusahaan Gas Negara	70,000,000	65,000,000
Europe
> United Kingdom
Capita Group	3,300,000	2,637,000
Keller Group	1,110,000	0
Spice Group	2,677,433	0
> Netherlands
Koninklijke TenCate	1,372,989	1,298,651
> Germany
Elringklinger	750,000	650,000
Takkt	700,000	0
> France
SES	759,000	0
Zodiac Aerospace	408,000	205,311
> Switzerland
Burckhardt Compression	85,000	0
> Sweden
Nobia	3,063,701	0
> Ireland
Aryzta	330,000	297,000

	Number of Shares
	03/31/10	06/30/10
> Greece
Bank of Piraeus	1,117,000	0
> Norway
Dockwise	101,200	0
Other Countries
> Canada
Eldorado Gold	2,542,000	1,983,000
> United States
Oceaneering International	346,000	192,000
> Australia
Australian Stock Exchange	700,000	0
Perpetual Trustees	700,000	539,045
Latin America
> Brazil
Natura	2,000,000	1,900,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	630,000	570,000
Urbi Desarrollos Urbanos	10,459,400	6,837,700

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 95.3%
Asia 40.7%
	> Japan 17.7%
7,140,000	Kansai Paint	$61,105
	Paint Producer in Japan, India, China & Southeast Asia
660,570	Point	36,249
	Apparel Specialty Retailer
1,846,000	Aeon Delight	35,837
	Facility Maintenance & Management
13,071	Start Today	35,814
	Largest Online Japanese Apparel Retailer
26,500	Advance Residence Investment (a)	34,206
	Residential REIT
20,637	Wacom	30,364
	Computer Graphic Illustration Devices
16,442	Seven Bank	29,772
	ATM Processing Services
648,000	Ain Pharmaciez	26,232
	Dispensing Pharmacy/Drugstore Operator
3,283,000	Kamigumi	25,231
	Port Cargo Handling & Logistics
789,000	Tsumura	24,182
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
5,650	Orix JREIT	23,555
	Diversified REIT
274,000	Nakanishi	23,461
	Dental Tools & Machinery
977,000	Glory	21,266
	Currency Handling Systems & Related Equipment
3,860	Nippon Accommodations Fund	20,284
	Residential REIT
710,000	Hamamatsu Photonics	19,749
	Optical Sensors for Medical & Industrial Applications
3,400	Fukuoka	19,618
	Diversified REIT in United Kingdom
711,000	Ibiden	19,168
	Electronic Parts & Ceramics
800,000	Olympus	18,936
	Medical Equipment (Endoscopes) & Cameras
408,700	Benesse	18,613
	Education Service Provider
1,501,000	Rohto Pharmaceutical	18,308
	Health & Beauty Products
906,000	Aeon Mall	17,977
	Suburban Shopping Mall Developer, Owner & Operator
1,905,500	Asics	17,461
	Footwear & Apparel
687,000	Kintetsu World Express	17,298
	Airfreight Logistics
4,030	Osaka Securities Exchange	17,087
	Osaka Securities Exchange
787,200	Daiseki	16,293
	Waste Disposal & Recycling

Number of Shares		Value (000)
926,900	Hoshizaki Electric	$16,187
	Commercial Kitchen Equipment
1,750,000	Suruga Bank	15,854
	Regional Bank
590,000	Makita	15,739
	Power Tools
1,000,000	Japan Airport Terminal	14,825
	Airport Terminal Operator at Haneda
950,000	Ushio	14,667
	Industrial Light Sources
3,310	Kakaku.com	13,683
	Online Price Comparison Services for Consumers
587,800	Miura	13,398
	Industrial Boiler
942,000	Tamron	13,378
	Camera Lens Maker
585,000	Icom	13,359
	Two Way Radio Communication Equipment
13,933	Jupiter Telecommunications	13,279
	Largest Cable Service Provider in Japan
633,800	Torishima Pump Manufacturing	9,757
	Industrial Pump for Power Generation & Water Supply Systems
680,200	Zenrin	7,352
	Map Content Publisher
128,100	As One	2,198
	Scientific Supplies Distributor
		791,742
	> China 6.1%
7,993,100	Shandong Weigao	34,823
	Vertically Integrated Hospital Consumable Manufacturing
13,930,000	Zhaojin Mining Industry	32,670
	Gold Mining & Refining in China
10,107,000	China Yurun Food	31,639
	Meat Processor in China
327,429	New Oriental Education & Technology - ADR (a)(b)	30,513
	China's Largest Private Education Service Provider
29,166,400	China Green	29,242
	Chinese Fruit & Vegetable Grower & Processor
31,987,000	Jiangsu Expressway	29,162
	Chinese Toll Road Operator
850,000	Mindray - ADR (b)	26,707
	Medical Device Manufacturer
240,000,000	RexLot Holdings	21,900
	Lottery Equipment Supplier in China
23,426,300	Wasion Group	14,709
	Electronic Power Meter Total Solution Provider
24,952,000	China Communication Services	12,155
	China's Telecom Infrastructure Service Provider
15,782,000	Sino Ocean Land	11,285
	Property Developer in China
15,300,000	Fu Ji Food & Catering Services (a)(c)	157
	Food Catering Service Provider in China
		274,962

See accompanying notes to financial statements.

40

Number of Shares		Value (000)
	> Singapore 4.6%
37,000,000	Olam International	$67,751
	Agriculture Supply Chain Manager
70,000,000	Mapletree Logistics Trust	41,558
	Asian Logistics Landlord
33,485,000	CDL Hospitality Trust	41,520
	Hotel Owner/Operator
5,000,000	Singapore Exchange	26,163
	Singapore Equity & Derivatives Market Operator
20,000,000	Ascendas REIT	25,816
	Singapore Industrial Property Landlord
3,762,900	Goodpack	4,478
	International Bulk Container Leasing
		207,286
	> India 4.3%
908,519	Asian Paints	44,694
	India's Largest Paint Company
1,806,000	Jain Irrigation Systems	41,360
	Agricultural Micro-irrigation Systems & Food Processing
2,396,050	Shriram Transport Finance	29,616
	Truck Financing in India
400,000	Housing Development Finance	25,216
	Indian Mortgage Lender
1,570,000	Mundra Port & Special Economic Zone	24,705
	Indian West Coast Shipping Port
1,450,000	Educomp Solutions	16,388
	Multimedia Educational Content & Schools
1,271,000	Patel Engineering	11,603
	Civil Engineering & Construction
		193,582
	> South Korea 2.6%
245,000	NHN (a)	36,461
	South Korea's Largest Online Search Engine
909,000	Woongjin Coway	30,388
	South Korean Household Appliance Rental Service Provider
172,000	MegaStudy	22,694
	Online Education Service Provider
376,000	Mirae Asset Securities	16,474
	South Korean Largest Diversified Financial Company
179,000	Taewoong	8,054
	Niche Custom Forging
		114,071
	> Hong Kong 2.5%
22,154,200	Lifestyle International	42,969
	Mid to High-end Department Store Operator in Hong Kong & China
2,300,000	Hong Kong Exchanges and Clearing	35,923
	Hong Kong Equity & Derivatives Market Operator
5,000,000	Melco Crown Entertainment (a)(b)	18,700
	Macau Casino Operator
6,819,050	L'Occitane International (a)	14,870
	Skin Care & Cosmetics Producer
		112,462

Number of Shares		Value (000)
	> Taiwan 2.3%
6,038,500	Simplo Technology	$32,694
	World's Largest Notebook Battery Pack Supplier
50,376,000	Yuanta Financial Holdings	26,883
	Financial Holding Company in Taiwan
9,297,575	Everlight Electronics	23,771
	LED Packager
1,454,200	Formosa International Hotels (a)	17,811
	Hotel, Food & Beverage Operation & Hospitality Management Services
		101,159
	> Indonesia 0.6%
65,000,000	Perusahaan Gas Negara	27,484
	Gas Distributor & Pipeline Operator
		27,484
Asia: Total		1,822,748
Europe 34.4%
	> United Kingdom 7.5%
6,700,000	Serco	58,364
	Facilities Management
2,000,000	Intertek Group	42,775
	Testing, Inspection & Certification Services
680,000	Chemring	29,847
	Defense Manufacturer of Countermeasures & Energetics
2,637,000	Capita Group	28,932
	White Collar, Back Office Outsourcing
8,700,000	Cobham	27,422
	Aerospace Components
1,466,000	Schroders	26,383
	United Kingdom Top Tier Asset Manager
3,850,000	Micro Focus	24,113
	United Kingdom Legacy Software Provider
3,500,000	PureCircle (a)	12,945
	Manufactures Natural Sweetener
20,823,776	Archipelago Resources (a)	12,941
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
682,000	Rotork	12,889
	Valve Actuators for Oil & Water Pipelines
3,465,000	N Brown Group	12,888
	Home Shopping Women's Clothes Retailer
4,600,000	RPS Group	12,788
	Environmental Consulting & Planning
1,250,000	Smith & Nephew	11,769
	Medical Equipment & Supplies
586,942	Abcam	10,715
	Online Sales of Antibodies
690,000	Tullow Oil	10,278
	Oil & Gas Producer
		335,049
	> Netherlands 5.9%
1,922,517	Imtech	49,318
	Electromechanical & ICT Installation & Maintenance

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Netherlands—continued
1,040,200	Vopak	$38,174
	World's Largest Operator of Petroleum & Chemical Storage Terminals
763,202	Fugro	34,896
	Sub-sea Oilfield Services
1,476,800	Unit 4 Agresso (d)	30,572
	Business Software Development
1,298,651	Koninklijke TenCate (d)	28,292
	Advanced Textiles & Industrial Fabrics
1,968,060	Aalberts Industries	25,371
	Flow Control & Heat Treatment
1,088,187	Arcadis	19,491
	Engineering Consultants
103,000	Core Laboratories (b)	15,204
	Oil & Gas Reservoir Consulting
650,000	QIAGEN (a)	12,592
	Life Science Tools & Molecular Diagnostics
836,400	USG People (a)	11,737
	Temporary Staffing Services
		265,647
	> Germany 4.0%
1,699,000	Rhoen-Klinikum	37,737
	Health Care Services
610,000	CTS Eventim	29,320
	Event Ticket Sales
245,000	Vossloh	19,915
	Rail Infrastructure & Diesel Locomotives
127,000	Rational	19,614
	Commercial Oven Manufacturer
335,000	Wincor Nixdorf	18,744
	Retail POS Systems & ATM Machines
960,000	Tognum	17,849
	Diesel Engines for Drive & Power Generation Systems
650,000	Elringklinger	13,909
	Automobile Components
1,590,000	Wirecard (b)	13,524
	Online Payment Processing & Risk Management
354,500	Deutsche Beteiligungs	8,074
	Private Equity Investment Management
		178,686
	> France 3.3%
330,000	Neopost	23,881
	Postage Meter Machines
322,200	Pierre & Vacances	21,445
	Vacation Apartment Lets
599,271	Eurofins Scientific (a)(b)	21,264
	Food, Pharmaceuticals & Materials Screening & Testing
531,000	Mersen (b)	18,108
	Advanced Industrial Materials
595,614	Saft (b)	18,061
	Niche Battery Manufacturer
206,183	Rubis	16,670
	Tank Storage & Liquefied Petroleum Gas Distribution
201,101	Norbert Dentressangle	13,206
	Leading European Logistics & Transport Group

Number of Shares		Value (000)
205,311	Zodiac Aerospace	$9,889
	Aerospace Supplier
1,337,100	Hi-Media (a)	7,031
	Online Advertiser in Europe
		149,555
	> Switzerland 3.1%
20,500	Sika	36,231
	Chemicals for Construction & Industrial Applications
325,000	Kuehne & Nagel	33,290
	Freight Forwarding/Logistics
185,000	Geberit	28,688
	Plumbing Supplies
660,000	Bank Sarasin & Cie	26,443
	Private Banking
125,000	Partners Group	15,083
	Private Markets Asset Management
		139,735
	> Italy 2.3%
7,674,000	Terna (b)	27,637
	Italian Power Transmission
4,311,600	Credito Emiliano	24,265
	Italian Regional Bank
1,298,500	Ansaldo STS	20,733
	Railway Systems Integrator
279,000	Tod's	17,589
	Leather Shoes & Bags
8,131,000	CIR (a)	13,703
	Italian Holding Company
		103,927
	> Sweden 1.9%
3,756,000	Hexagon (b)	48,908
	Measurement Equipment
3,887,000	Sweco	24,779
	Engineering Consultants
1,078,000	East Capital Explorer (a)	9,780
	Sweden-based RUS/CEE Investment Fund
		83,467
	> Ireland 1.4%
11,526,000	United Drug	32,083
	Irish Pharmaceutical Wholesaler & Outsourcer
575,000	Paddy Power	17,854
	Irish Betting Services
297,000	Aryzta	11,206
	Baked Goods
		61,143
	> Finland 1.2%
967,777	Stockmann	29,857
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	21,621
	Engineering Consultants
		51,478
	> Portugal 0.8%
6,801,200	Redes Energéticas Nacionais	21,923
	Portuguese Power Transmission & Gas Transportation

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
	> Portugal—continued
16,574,000	Banco Comercial Português	$12,424
	Largest Portuguese Banking Franchise
		34,347
	> Denmark 0.7%
306,000	Novozymes	32,478
	Industrial Enzymes
		32,478
	> Iceland 0.5%
33,804,924	Marel (a)	23,734
	Largest Manufacturer of Poultry & Fish Processing Equipment
		23,734
	> Spain 0.5%
579,000	Red Eléctrica de Espana	20,697
	Spanish Power Transmission
		20,697
	> Greece 0.5%
6,475,300	Intralot	20,560
	Lottery & Gaming Systems & Services
		20,560
	> Poland 0.4%
893,900	Central European Distribution (a)	19,111
	Largest Spirits Company in Central & Eastern Europe
		19,111
	> Czech Republic 0.4%
118,200	Komercni Banka	19,099
	Leading Czech Republic Universal Bank
		19,099
Europe: Total		1,538,713
Other Countries 14.0%
	> Canada 4.8%
1,710,000	ShawCor	43,129
	Oil & Gas Pipeline Products
1,983,000	Eldorado Gold	35,541
	Gold Miner in Turkey, Greece, China & Brazil
1,154,100	CCL Industries	30,897
	Leading Global Label Manufacturer
735,000	Baytex	21,956
	Oil & Gas Producer in Canada
540,000	AG Growth	17,805
	Leading Manufacturer of Augers & Grain Handling Equipment
850,000	Ivanhoe Mines (a)	11,011
744,000	Ivanhoe Mines (a)(e)	9,702
	Copper Mine Project in Mongolia
1,355,000	Guyana Goldfields (a)(f)	8,821
	Gold Mining Projects in Guyana
530,000	Black Diamond Group	8,738
	Provides Accommodations/Equipment for Oil Sands Exploitation
1,480,610	Pan Orient (a)	7,163
	Growth Oriented & Return Focused Asian Explorer

Number of Shares		Value (000)
12,500,000	Eacom Timber - Subscription Receipts (a)(f)	$5,354
	Canadian Lumber Producer
872,700	Tahoe Resources (a)(f)	5,222
	Silver Project in Guatemala
2,262,100	Horizon North Logistics (a)	3,506
	Provides Diversified Oil Service Offering in Northern Canada
12,500,000	Petromanas (a)(f)	3,241
6,250,000	Petromanas - Warrants (a)(f)	235
	Exploring for Oil in Albania
49,900	WestFire Energy (a)	306
	Oil Producer in Alberta & Saskatchewan
		212,627
	> United States 3.6%
1,340,000	Atwood Oceanics (a)	34,197
	Offshore Drilling Contractor
625,000	Alexion Pharmaceuticals (a)	31,994
	Biotech Focused on Orphan Diseases
742,000	World Fuel Services	19,248
	Global Fuel Broker
329,000	FMC Technologies (a)	17,325
	Oil & Gas Wellhead Manufacturer
725,000	BioMarin (a)	13,746
	Biotech Focused on Orphan Diseases
679,000	Ritchie Brothers Auctioneers (b)	12,371
	Heavy Equipment Auctioneer
391,000	Bristow (a)	11,495
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
360,000	Textainer Group Holdings	8,690
	Top International Container Leasor
192,000	Oceaneering International (a)	8,621
	Provider of Sub-sea Services & Manufactured Products
324,000	Tesco (a)	3,979
	Developing New Well Drilling Technologies
		161,666
	> Australia 2.4%
2,482,000	UGL	28,029
	Engineering & Facilities Management
6,124,662	SAI Global	20,524
	Publishing, Certification & Compliance Services
319,000	Cochlear	19,871
	Cochlear Implants for Hearing
539,045	Perpetual Trustees	12,703
	Mutual Fund Management
1,741,880	Billabong International	12,685
	Action Sports Apparel Brand Manager
10,033,348	Hastie Group	11,548
	Mechanical, Electrical & Hydraulic (MEH) Engineering
731,000	Seek	4,258
	Online Job Listing & Education
		109,618

See accompanying notes to financial statements.

43

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> South Africa 2.1%
1,973,000	Naspers	$66,313
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	26,673
	South African Retailer of Apparel, Household & Sporting Goods
114,560	Northam Platinum	673
	Platinum Mining in South Africa
		93,659
	> Israel 0.7%
2,890,000	Israel Chemicals	30,138
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		30,138
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	13,752
	Largest Retail Bank & Insurer in Kazakhstan
		13,752
	> Senegal 0.1%
24,247	Sonatel	6,102
	Leading Telecoms Operator in Western Africa
		6,102
	> Egypt —%
55,299	Paints & Chemical Industries (Pachin)	471
	Paints & Inks in Egypt
		471
Other Countries: Total		628,033
Latin America 6.2%
	> Brazil 4.7%
5,200,000	Localiza Rent A Car	60,354
	Car Rental
5,375,000	Suzano	45,293
	Brazilian Pulp & Paper Producer
1,900,000	Natura	42,105
	Direct Retailer of Cosmetics
2,858,610	Mills Estruturas e Servicios de Engenha (a)	21,618
	Civil Engineering & Construction
3,000,000	MRV Engenharia	21,125
	Brazilian Low-income Property Developer
2,500,000	PDG Realty	21,108
	Brazilian Low-income Property Developer
		211,603
	> Mexico 0.9%
570,000	Grupo Aeroportuario del Sureste - ADR	25,958
	Mexican Airport Operator
6,837,700	Urbi Desarrollos Urbanos (a)	12,688
	Affordable Housing Builder
		38,646

Number of Shares or Principal Amount (000)		Value (000)
	> Chile 0.6%
862,000	Sociedad Quimica y Minera de Chile - ADR	$28,110
	Producer of Specialty Fertilizers, Lithium & Iodine
		28,110
Latin America: Total		278,359
Total Equities: 95.3% (Cost: $3,560,230)		4,267,853
Securities Lending Collateral: 1.8%
82,526,716	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.03%)	82,527
Total Securities Lending Collateral: 1.8% (Cost: $82,527)		82,527
Short-Term Obligations: 4.0%
	> Repurchase Agreement 3.4%
$153,790	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 8/25/14, market value $156,866 (repurchase proceeds $153,790)	153,790
		153,790
	> Commercial Paper 0.6%
22,100	Toyota Motor Credit 0.27% due 7/02/10	22,100
		22,100
Total Short-Term Obligations: (Amortized Cost: $175,890)		175,890
Total Investments: 101.1% (Cost: $3,818,647)(h)(i)		4,526,270
Obligation to Return Collateral for Securities Loaned: (1.8)%		(82,527)
Cash and Other Assets Less Liabilities: 0.7%		33,511
Total Net Assets: 100.0%		$4,477,254

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

44

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $79,485.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Koninklijke TenCate	1,372,989	40,382	114,720	1,298,651	$28,292	$1,119
Nippon Residential Investment*	12,500	-	12,500	-	-	332
Unit 4 Agresso	1,385,000	91,800	-	1,476,800	30,572	296
Total of Affiliated Transactions	2,770,489	132,182	127,220	2,775,451	$58,864	$1,747

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $48,357 and $58,864, respectively. Investments in affiliated companies represented 1.3% of total net assets at June 30, 2010.

(e)  Security is traded on a U.S. exchange.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $22,873, which represented 0.51% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Eacom Timber - Subscription Receipts	3/17/10	12,500,000	$6,188	$5,354
Guyana Goldfields	1/19/10	1,355,000	9,134	8,821
Tahoe Resources	5/28/10	872,700	4,984	5,222
Petromanas	5/20/10	12,500,000	4,344	3,241
Petromanas - Warrants	5/20/10	6,250,000	362	235
			$25,012	$22,873

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2010, for federal income tax purposes, the cost of investments was $3,818,647 and net unrealized apppreciation was $707,623, consisting of gross unrealized appreciation of $1,065,340 and gross unrealized depreciation of $357,717.

(i)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$870,836	19.5
Japanese Yen	791,742	17.7
U.S. Dollar	607,840	13.5
British Pound	335,049	7.5
Hong Kong Dollar	311,504	7.0
Other currencies less than 5% of total net assets	1,609,299	35.9
	$4,526,270	101.1

See accompanying notes to financial statements.

45

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

  At June 30, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Sell	Forward Foreign Currency Exchange Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	5,842	$5,000	7/15/10	$90
AUD	USD	5,862	5,000	8/13/10	89
CAD	USD	1,033	1,000	7/15/10	29
CAD	USD	1,034	1,000	8/13/10	29
EUR	USD	58,564	80,000	7/15/10	8,381
EUR	USD	63,519	80,000	8/13/10	2,310
EUR	USD	55,560	68,000	9/15/10	31
USD	JPY	2,510,487	27,000	7/15/10	1,400
USD	JPY	2,506,086	27,000	8/13/10	1,363
USD	JPY	1,925,658	21,000	9/15/10	807
			$315,000		$14,529
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	28,061	$26,000	7/15/10	$(2,415)
AUD	USD	29,225	26,000	8/13/10	(1,519)
AUD	USD	24,715	21,000	9/15/10	(377)
CAD	USD	26,898	27,000	7/15/10	(1,735)
CAD	USD	27,423	27,000	8/13/10	(1,246)
CAD	USD	26,878	26,000	9/15/10	(764)
EUR	USD	9,809	12,000	7/15/10	(4)
EUR	USD	9,807	12,000	8/13/10	(5)
USD	JPY	549,900	6,000	7/15/10	(221)
USD	JPY	550,050	6,000	8/13/10	(225)
			$189,000		$(8,511)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$75,920	$1,746,671	$157	$1,822,748
Europe	34,315	1,504,398	-	1,538,713
Other Countries	360,241	267,792	-	628,033
Latin America	278,359	-	-	278,359
Total Equities	748,835	3,518,861	157	4,267,853
Total Securities Lending Collateral	82,527	-	-	82,527
Total Short-Term Obligations	-	175,890	-	175,890
Total Investments	$831,362	$3,694,751	$157	$4,526,270
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	14,529	-	14,529
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(8,511)	-	(8,511)
Total	$831,362	$3,700,769	$157	$4,532,288

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in

See accompanying notes to financial statements.

46

> Notes to Statements of Investments (dollar values in thousands)

order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Asia	$158	$-	$(1)	$-	$-	$-	$-	$157
	$158	$-	$(1)	$-	-	-	$-	$157

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $(1). This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The Funds adopted FASB Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures (Topic 820)" ("the Update"), effective March 31, 2010. The Update applies to Funds' disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$152,770	$-	$-	$152,770

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

47

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2010, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$397,393	8.9
Industrial Materials & Specialty Chemicals	293,535	6.6
Machinery	276,159	6.2
Outsourcing Services	99,033	2.2
Electrical Components	89,997	2.0
Construction	74,280	1.6
Conglomerates	58,242	1.3
Industrial Distribution	6,676	0.1
	1,295,315	28.9
> Consumer Goods & Services
Food & Beverage	172,052	3.8
Retail	155,834	3.5
Nondurables	123,770	2.8
Travel	81,800	1.8
Casinos & Gaming	79,014	1.8
Other Consumer Services	73,357	1.6
Educational Services	71,820	1.6
Apparel	60,003	1.3
Other Entertainment	47,130	1.1
Consumer Electronics	13,378	0.3
	878,158	19.6
> Information
Computer Hardware & Related Equipment	81,802	1.8
Financial Processors	75,610	1.7
Instrumentation	68,657	1.5
TV Broadcasting	66,312	1.5
Business Software	54,685	1.2
Internet Related	54,402	1.2
Semiconductors & Related Equipment	23,771	0.5
Publishing	23,740	0.5
Mobile Communications	13,359	0.3
CATV	13,279	0.3
Business Information & Marketing Services	12,788	0.3
Telecommunications Equipment	12,155	0.3
Advertising	7,031	0.2
Telephone and Data Services	6,102	0.2
	513,693	11.5
> Energy & Minerals
Oil Services	165,886	3.7
Mining	131,784	2.9
Oil Refining, Marketing & Distribution	82,329	1.9
Agricultural Commodities	50,647	1.1
Oil & Gas Producers	43,178	1.0
	473,824	10.6

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$272,764	6.1
Transportation	127,629	2.8
Regulated Utilities	70,258	1.6
	470,651	10.5
> Finance
Brokerage & Money Management	141,823	3.2
Banks	115,166	2.6
Finance Companies	55,393	1.2
Savings & Loans	25,216	0.5
	337,598	7.5
> Health Care
Medical Equipment & Devices	167,560	3.7
Pharmaceuticals	56,265	1.3
Health Care Services	37,737	0.9
Medical Supplies	23,306	0.5
Biotechnology & Drug Delivery	13,746	0.3
	298,614	6.7
Total Equities:	4,267,853	95.3
Securities Lending Collateral:	82,527	1.8
Short-Term Obligations:	175,890	4.0
Total Investments:	4,526,270	101.1
Obligation to Return Collateral for Securities Loaned:	(82,527)	(1.8)
Cash and Other Assets Less Liabilities:	33,511	0.7
Net Assets:	$4,477,254	100.0

See accompanying notes to financial statements.

48

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Information
AboveNet	45,000	90,000
Atmel	550,000	1,451,000
Blackboard	95,000	135,000
Constant Contact	64,547	132,000
Jack Henry & Associates	0	174,000
SBA Communications	525,000	610,000
Consumer Goods & Services
Coldwater Creek	417,260	455,956
Kenneth Cole Productions	0	130,000
Penn National Gaming	110,000	372,000
Rue21	0	48,900
Finance
Associated Banc-Corp	213,600	453,400
Green Bankshares	247,203	264,703
MB Financial	492,125	532,000
Industrial Goods & Services
Acuity Brands	145,000	280,000
Kennametal	0	73,000
Health Care
Amylin Pharmaceuticals	0	145,000
Array Biopharma	0	650,000
Idenix Pharmaceuticals	0	332,171
Isis Pharmaceuticals	199,900	421,253
NPS Pharmaceuticals	509,900	582,500
Seattle Genetics	489,300	596,537
The Medicines Company	0	150,000
Xenoport	0	306,000
Other Industries
Dupont Fabros Technology	0	138,000
Education Realty Trust	0	400,000
Extra Space Storage	441,000	557,000
Rush Enterprises, Class B	0	115,000
World Fuel Services	100,000	156,000
Energy & Minerals
Alexco Resource	0	393,000
Northern Oil & Gas	109,000	230,000
Rosetta Resources	61,000	129,000
St. Mary Land & Exploration	0	133,000

	Number of Shares
	03/31/10	06/30/10
Sales
Information
Blackbaud	525,000	370,000
Cogent Communications	250,000	0
Crown Castle International	890,000	383,000
Global Payments	220,000	188,000
Informatica	1,155,000	985,000
Integrated Device Technology	1,168,000	701,000
Mediacom Communications	335,000	0
NetSuite	240,000	0
Novell	918,000	0
Polycom	480,000	429,000
Tyler Technologies	136,513	0
Consumer Goods & Services
Bebe Stores	131,314	0
Cavco Industries	297,403	250,000
Gaylord Entertainment	750,000	593,700
Hansen Natural	90,000	0
ITT Educational Services	179,000	153,700
P.F. Chang's China Bistro	40,000	0
Vitacost.com	125,000	0
Finance
H&E Equipment Services	625,000	542,600
MF Global	750,000	675,000
SEI Investments	150,000	0
Industrial Goods & Services
Ritchie Brothers Auctioneers	110,000	0
Health Care
Auxilium Pharmaceuticals	157,000	86,678
eResearch Technology	283,000	0
Human Genome Sciences	248,000	59,000
Illumina	71,000	34,000
InterMune	117,000	0
Kinetic Concepts	40,000	0
Onyx Pharmaceuticals	100,000	82,600
Other Industries
American Campus Communities	90,000	0
Digital Realty Trust	100,000	22,000
Energy & Minerals
Carrizo Oil & Gas	485,000	162,000
Equitable Resources	111,200	0
Layne Christensen	179,846	0
Oceaneering International	95,000	38,000
Southwestern Energy	137,800	0

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 99.8%
Information 31.7%
	> Business Software 7.3%
985,000	Informatica (a)	$23,522
	Enterprise Data Integration Software
620,000	Micros Systems (a)	19,759
	Information Systems for Restaurants & Hotels
375,000	ANSYS (a)	15,214
	Simulation Software for Engineers & Designers
370,000	Blackbaud	8,055
	Software & Services for Non-profits
158,000	Concur Technologies (a)	6,743
	Web Enabled Cost & Expense Management Software
135,000	Blackboard (a)	5,040
	Education Software
174,000	Jack Henry & Associates	4,155
	Systems Financial Institutions
57,000	Quality Systems	3,305
	IT Systems for Medical Groups & Ambulatory Care Centers
959,000	Art Technology Group (a)	3,280
	Software & Tools to Optimize Websites for E-Commerce
132,000	Constant Contact (a)	2,816
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
100,000	Avid Technology (a)	1,273
	Digital Nonlinear Editing Software & Systems
230,000	Actuate (a)	1,023
	Information Delivery Software & Solutions
		94,185
	> Semiconductors & Related Equipment 4.1%
760,000	Microsemi (a)	11,119
	Analog/Mixed-signal Semiconductors
500,000	Monolithic Power Systems (a)	8,930
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,179,750	ON Semiconductor (a)	7,527
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	7,077
	Analog/Mixed-signal Semiconductors
1,451,000	Atmel (a)	6,965
	Microcontrollers, RF & Memory Semiconductors
480,000	Pericom Semiconductor (a)	4,608
	Interface Integrated Circuits (ICs) & Frequency Control Products
701,000	Integrated Device Technology (a)	3,470
	Communications Semiconductors
750,000	Entegris (a)	2,977
	Semiconductor Materials Management Products
		52,673
	> Telephone and Data Services 3.6%
2,061,000	tw telecom (a)	34,377
	Fiber Optic Telephone/Data Services
2,250,000	PAETEC Holding (a)	7,673
	Telephone/Data Services for Business

Number of Shares		Value (000)
90,000	AboveNet (a)	$4,246
	Metropolitan Fiber Communications Services
		46,296
	> Computer Hardware & Related Equipment 3.2%
549,000	II-VI (a)	16,267
	Laser Optics & Specialty Materials
285,600	Amphenol	11,218
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	7,137
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	4,668
	Bar Code Printers
135,000	Netgear (a)	2,409
	Networking Products for Small Business & Home
		41,699
	> Instrumentation 2.9%
180,000	Mettler Toledo (a)	20,093
	Laboratory Equipment
575,000	IPG Photonics (a)	8,757
	Fiber Lasers
168,000	Trimble Navigation (a)	4,704
	GPS-based Instruments
130,000	FLIR Systems (a)	3,782
	Infrared Cameras
		37,336
	> Mobile Communications 2.7%
610,000	SBA Communications (a)	20,746
	Communications Towers
383,000	Crown Castle International (a)	14,271
	Communications Towers
88,000	Globalstar (a)	135
	Satellite Mobile Voice & Data Carrier
		35,152
	> Telecommunications Equipment 2.3%
429,000	Polycom (a)	12,780
	Video Conferencing Equipment
473,000	Blue Coat Systems (a)	9,664
	WAN Acceleration & Network Security
320,000	Finisar (a)(b)	4,768
	Optical Sub-systems & Components
116,000	CommScope (a)	2,757
	Wireless Infrastructure Equipment & Telecom Cable
		29,969
	> Computer Services 1.9%
395,000	SRA International (a)	7,770
	Government IT Services
310,000	ExlService Holdings (a)	5,323
	BPO (Business Process Outsourcing)
786,000	RCM Technologies (a)(c)	3,513
	Technology & Engineering Services
235,000	iGate	3,013
	IT & BPO (Business Process Outsourcing) Services

See accompanying notes to financial statements.

50

Number of Shares		Value (000)
	> Computer Services—continued
1,005,500	Hackett Group (a)	$2,825
	IT Integration & Best Practice Research
172,000	Acxiom (a)	2,527
	Database Marketing Services
		24,971
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	18,463
	Slot Machines & Software
73,000	WMS Industries (a)	2,865
	Slot Machine Provider
		21,328
	> Internet Related 0.6%
79,188	Equinix (a)	6,432
	Network Neutral Data Centers
381,740	TheStreet.com	1,099
	Financial Information Websites
		7,531
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	6,979
	Electronic Manufacturing Services
		6,979
	> Financial Processors 0.5%
188,000	Global Payments	6,870
	Credit Card Processor
		6,870
	> Radio 0.2%
511,100	Salem Communications (a)	1,896
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	804
	Spanish Language Radio Stations
18,750	Saga Communications (a)	448
	Radio Stations in Small & Mid-sized Cities
		3,148
	> TV Broadcasting 0.2%
975,000	Entravision Communications (a)	2,057
	Spanish Language TV & Radio Stations
		2,057
Information: Total		410,194
Consumer Goods & Services 17.3%
	> Retail 6.6%
390,000	lululemon athletica (a)(b)	14,516
	Premium Active Apparel Retailer
360,000	Urban Outfitters (a)	12,380
	Apparel & Home Specialty Retailer
281,000	J Crew Group (a)	10,344
	Multi-channel Branded Retailer
322,000	Abercrombie & Fitch	9,882
	Teen Apparel Retailer
774,000	Chico's FAS	7,647
	Women's Specialty Retailer
875,000	Saks (a)	6,641
	Luxury Department Store Retailer
480,000	Talbots (a)	4,949
	Women's Specialty Retailer

Number of Shares		Value (000)
244,000	AnnTaylor Stores (a)	$3,970
	Women's Apparel Retailer
943,000	Charming Shoppes (a)	3,536
	Women's Specialty Plus Size Apparel Retailer
130,000	Shutterfly (a)	3,115
	Internet Photo-centric Retailer
440,000	Pier 1 Imports (a)	2,820
	Home Furnishing Retailer
715,000	Wet Seal (a)	2,610
	Specialty Apparel Retailer
455,956	Coldwater Creek (a)	1,532
	Women's Apparel Retailer
48,900	Rue21 (a)	1,484
	Fashion Value Apparel Retailer
		85,426
	> Travel 2.8%
593,700	Gaylord Entertainment (a)	13,115
	Convention Hotels
797,750	Avis Budget Group (a)	7,834
	Second Largest Car Rental Company
220,000	Vail Resorts (a)	7,680
	Ski Resort Operator & Developer
750,000	Hertz (a)	7,095
	Largest U.S. Rental Car Operator
		35,724
	> Furniture & Textiles 1.9%
980,000	Knoll	13,024
	Office Furniture
540,000	Interface	5,800
	Modular & Broadloom Carpet
285,000	Herman Miller	5,378
	Office Furniture
		24,202
	> Educational Services 1.3%
153,700	ITT Educational Services (a)	12,760
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	3,901
	Vocational Training
		16,661
	> Other Durable Goods 1.0%
250,000	Cavco Industries (a)	8,795
	Manufactured Homes
154,000	Jarden	4,138
	Branded Household Products
		12,933
	> Casinos & Gaming 1.0%
372,000	Penn National Gaming (a)	8,593
	Regional Casino Operator
455,000	Pinnacle Entertainment (a)	4,304
	Regional Casino Operator
		12,897
	> Consumer Goods Distribution 0.9%
523,500	Pool	11,475
	Distributor of Swimming Pool Supplies & Equipment
		11,475

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Apparel 0.6%
284,313	True Religion Apparel (a)	$6,275
	Premium Denim
130,000	Kenneth Cole Productions (a)	1,431
	Wholesaler & Retailer of Lifestyle Brand
		7,706
	> Food & Beverage 0.5%
162,000	Diamond Foods	6,658
	Culinary Ingredients & Snack Foods
		6,658
	> Other Consumer Services 0.4%
182,000	Lifetime Fitness (a)	5,786
	Sport & Fitness Club Operator
		5,786
	> Leisure Products 0.3%
180,000	Thor Industries	4,275
	RV & Bus Manufacturer
		4,275
Consumer Goods & Services: Total		223,743
Finance 13.8%
	> Banks 6.2%
981,941	Valley National Bancorp	13,374
	New Jersey/New York Bank
659,800	TCF Financial	10,959
	Great Lakes Bank
532,000	MB Financial	9,784
	Chicago Bank
431,597	Lakeland Financial	8,623
	Indiana Bank
170,000	SVB Financial Group (a)	7,009
	Bank to Venture Capitalists
453,400	Associated Banc-Corp	5,559
	Midwest Bank
508,000	Pacific Continental	4,811
	Pacific Northwest Bank
264,703	Green Bankshares (a)(b)	3,380
	Tennessee Bank
269,600	Eagle Bancorp (a)	3,176
	Metro D.C. Bank
678,200	First Busey	3,072
	Illinois Bank
245,000	Wilmington Trust	2,717
	Delaware Trust Bank
178,826	Sandy Spring Bancorp	2,506
	Baltimore/D.C. Bank
225,000	Whitney Holding	2,081
	Gulf Coast Bank
90,000	TriCo Bancshares	1,524
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	902
	Colorado Bank
		79,477
	> Finance Companies 5.1%
1,136,500	AmeriCredit (a)	20,707
	Auto Lending

Number of Shares		Value (000)
397,900	World Acceptance (a)	$15,244
	Personal Loans
345,000	McGrath Rentcorp	7,859
	Temporary Space & IT Rentals
265,000	GATX	7,070
	Rail Car Lessor
412,500	Aaron's	7,041
	Rent to Own
542,600	H&E Equipment Services (a)	4,064
	Heavy Equipment Leasing
230,000	CAI International (a)	2,737
	International Container Leasing
99,200	Marlin Business Services (a)	1,199
	Small Equipment Leasing
		65,921
	> Brokerage & Money Management 1.1%
280,000	Eaton Vance	7,731
	Specialty Mutual Funds
675,000	MF Global (a)	3,854
	Futures Broker
155,000	Investment Technology Group (a)	2,489
	Electronic Trading
		14,074
	> Savings & Loans 1.0%
600,000	ViewPoint Financial	8,310
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,638
	Northeast Thrift
46,231	K-Fed Bancorp (b)	420
	Los Angeles Savings & Loan
		13,368
	> Insurance 0.4%
110,000	Delphi Financial Group	2,685
	Workers Compensation & Group Employee Benefit Products & Services
120,000	Tower Group	2,584
	Commercial & Personal Lines Insurance
		5,269
Finance: Total		178,109
Industrial Goods & Services 13.3%
	> Machinery 9.5%
627,500	Ametek	25,194
	Aerospace/Industrial Instruments
373,600	Nordson	20,952
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	18,979
	Industrial Air Filtration
585,000	Pentair	18,837
	Pumps & Water Treatment
587,000	ESCO Technologies	15,115
	Automatic Electric Meter Readers
195,000	MOOG (a)	6,285
	Motion Control Products for Aerospace, Defense & Industrial Markets
199,000	HEICO	5,363
	FAA Approved Aircraft Replacement Parts

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
	> Machinery—continued
162,000	Oshkosh (a)	$5,048
	Specialty Truck Manufacturer
71,800	Toro	3,527
	Turf Maintenance Equipment
73,000	Kennametal	1,856
	Consumable Cutting Tools
50,000	Kaydon	1,643
	Specialized Friction & Motion Control Products
		122,799
	> Electrical Components 0.8%
280,000	Acuity Brands	10,186
	Commercial Lighting Fixtures
		10,186
	> Industrial Materials & Specialty Chemicals 0.8%
255,000	Drew Industries (a)	5,151
	RV & Manufactured Home Components
150,000	Albany International	2,428
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	2,383
	Refinery Catalysts & Other Specialty Chemicals
		9,962
	> Steel 0.6%
540,000	GrafTech International (a)	7,895
	Industrial Graphite Materials Producer
		7,895
	> Other Industrial Services 0.5%
396,000	American Reprographics (a)	3,457
	Document Management & Logistics
265,000	TrueBlue (a)	2,965
	Temporary Manual Labor
		6,422
	> Industrial Distribution 0.5%
350,000	Interline Brands (a)	6,051
	Industrial Distribution
		6,051
	> Waste Management 0.3%
130,000	Waste Connections (a)	4,536
	Solid Waste Management
		4,536
	> Construction 0.2%
240,000	M/I Homes (a)	2,314
	Columbus-based Home Builder
		2,314
	> Water 0.1%
550,000	Mueller Water Products	2,041
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,041
Industrial Goods & Services: Total		172,206

Number of Shares		Value (000)
Health Care 9.5%
	> Biotechnology & Drug Delivery 4.9%
596,537	Seattle Genetics (a)	$7,153
	Antibody-based Therapies for Cancer
220,000	Acorda Therapeutics (a)	6,844
	Biopharma Company Focused on Nervous Disorder Drugs
431,000	Nektar Therapeutics (a)	5,215
	Drug Delivery Technologies
266,000	BioMarin (a)	5,043
	Biotech Focused on Orphan Diseases
145,000	AMAG Pharmaceuticals (a)	4,981
	Biotech Focused on Niche Diseases
797,253	Allos Therapeutics (a)	4,887
	Cancer Drug Development
421,253	Isis Pharmaceuticals (a)	4,031
	Biotech Pioneer in Anti-sense Drugs
582,500	NPS Pharmaceuticals (a)	3,751
	Orphan Drugs & Healthy Royalties
535,089	Micromet (a)	3,339
	Next-generation Antibody Technology
306,000	Xenoport (a)(b)	3,002
	Biotech Company with Proprietary Drug Development Platform
57,000	United Therapeutics (a)	2,782
	Biotech Focused on Rare Diseases
145,000	Amylin Pharmaceuticals (a)	2,726
	Biotech Company Focused on Diabetes & Obesity
86,678	Auxilium Pharmaceuticals (a)	2,037
	Biotech Focused on Niche Disease Areas
650,000	Array Biopharma (a)	1,983
	Drugs for Cancer & Inflammatory Diseases
82,600	Onyx Pharmaceuticals (a)	1,783
	Commercial-stage Biotech Focused on Cancer
332,171	Idenix Pharmaceuticals (a)	1,661
	Developer of Drugs for Infectious Diseases
59,000	Human Genome Sciences (a)	1,337
	Biotech Focused on HCV, Inflammation & Cancer
220,000	Anthera (a)	1,179
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (a)(d)	31
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	5
	Cardiovascular Biotech Company
100,000	IsoRay - Warrants (a)(d)	3
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	1
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
		63,775
	> Medical Equipment & Devices 2.4%
235,000	Alexion Pharmaceuticals (a)	12,030
	Biotech Focused on Orphan Diseases
165,000	Orthofix International (a)	5,288
	Bone Fixation & Stimulation Devices

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
160,000	American Medical Systems (a)	$3,539
	Medical Devices to Treat Urological Conditions
76,000	Gen-Probe (a)	3,452
	Molecular In-vitro Diagnostics
80,000	Sirona Dental Systems (a)	2,787
	Manufacturer of Dental Equipment
34,000	Illumina (a)	1,480
	Leading Tools & Service Provider for Genetic Analysis
108,147	Vermillion (a)(d)	1,266
	Ovarian Cancer Diagnostic Test
250,000	Nanosphere (a)	1,090
	Molecular Diagnostics Company with Best of Breed Platform
		30,932
	> Health Care Services 1.2%
606,300	PSS World Medical (a)	12,823
	Distributor of Medical Supplies
45,000	Mednax (a)	2,503
	Physician Management for Pediatric & Anesthesia Practices
		15,326
	> Medical Supplies 0.9%
361,000	Cepheid (a)	5,783
	Molecular Diagnostics
176,460	Immucor (a)	3,361
	Automated Blood Typing Reagents
53,000	Idexx Laboratories (a)(b)	3,228
	Diagnostic Equipment & Services for Veterinarians
		12,372
	> Pharmaceuticals 0.1%
150,000	The Medicines Company (a)	1,142
	Specialty Pharmaceuticals - Cardiovascular
		1,142
Health Care: Total		123,547
Other Industries 7.3%
	> Real Estate 6.3%
405,000	SL Green Realty	22,291
	Manhattan Office Buildings
836,200	BioMed Realty Trust	13,455
	Life Science-focused Office Buildings
280,619	Macerich	10,473
	Regional Shopping Malls
246,000	Corporate Office Properties	9,289
	Office Buildings
557,000	Extra Space Storage	7,742
	Self Storage Facilities
1,450,000	Kite Realty Group	6,061
	Community Shopping Centers
1,058,000	DCT Industrial Trust	4,782
	Industrial Properties
138,000	Dupont Fabros Technology	3,389
	Technology-focused Office Buildings
400,000	Education Realty Trust	2,412
	Student Housing

Number of Shares		Value (000)
22,000	Digital Realty Trust	$1,269
	Technology-focused Office Buildings
		81,163
	> Transportation 1.0%
344,720	Heartland Express	5,005
	Regional Trucker
156,000	World Fuel Services	4,047
	Global Fuel Broker
180,000	Rush Enterprises, Class A (a)	2,405
115,000	Rush Enterprises, Class B (a)	1,340
	Truck Sales & Services
		12,797
Other Industries: Total		93,960
Energy & Minerals 6.9%
	> Oil Services 4.2%
500,000	FMC Technologies (a)	26,330
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	19,267
	Offshore Drilling Contractor
105,000	Bristow (a)	3,087
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
115,375	Exterran Holdings (a)	2,978
	Natural Gas Compressor Rental & Fabrication
38,000	Oceaneering International (a)	1,706
	Provider of Sub-sea Services & Manufactured Products
106,000	Tesco (a)	1,302
	Developing New Well Drilling Technologies
		54,670
	> Oil & Gas Producers 2.0%
1,135,000	Quicksilver Resources (a)	12,485
	Natural Gas & Coal Steam Gas Producer
133,000	St. Mary Land & Exploration	5,341
	Oil & Gas Producer
230,000	Northern Oil & Gas (a)	2,953
	Small E&P Company in North Dakota Bakken
129,000	Rosetta Resources (a)	2,555
	Oil & Gas Producer Exploring in South Texas & Montana
162,000	Carrizo Oil & Gas (a)	2,516
	Oil & Gas Producer
22,800	Oasis Petroleum (a)	331
	Oil Producer in North Dakota
		26,181
	> Mining 0.7%
50,000	Core Laboratories (Netherlands) (b)	7,381
	Oil & Gas Reservoir Consulting
393,000	Alexco Resource (a)	1,234
	Mining, Exploration & Environmental Services
		8,615
Energy & Minerals: Total		89,466
Total Equities: 99.8% (Cost: $1,145,424)		1,291,225

See accompanying notes to financial statements.

54

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 1.3%
16,740,975	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.03%)	$16,741
Total Securities Lending Collateral: (Cost: $16,741)		16,741
Short-Term Obligation 0.5%
$6,499	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 8/25/14, market value $6,631 (repurchase proceeds $6,499)	6,499
Total Short-Term Obligation: (Cost: $6,499)		6,499
Total Investments: 101.6% (Cost: $1,168,664)(f)		1,314,465
Obligation to Return Collateral for Securities Loaned: (1.3)%		(16,741)
Cash and Other Assets Less Liabilities: (0.3)%		(3,488)
Total Net Assets: 100.0%		$1,294,236

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

55

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $16,139.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliate	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Cavco Industries*	327,900	-	77,900	250,000	$8,795	$-
RCM Technologies	786,000	-	-	786,000	3,513	-
Total of Affiliated Transactions	1,113,900	-	77,900	1,036,000	$12,308	$-

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $13,412 and $12,308, respectively. Investments in the affiliated companies represented 1.0% of total net assets at June 30, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $1,307 which represented 0.10% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Vermillion	1/07/10	108,147	$2,000	$1,266
Metabolex, Series A	2/11/00	18,181	2,000	31
Medicure - Warrants	12/22/06	738,060	-	5
IsoRay - Warrants	3/21/07	100,000	-	3
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	1
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	1
			$5,556	$1,307

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2010, for federal income tax purposes, the cost of investments was $1,168,664 and net unrealized appreciation was $145,801, consisting of gross unrealized appreciation of $321,700 and gross unrealized depreciation of $175,899.

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$410,194	$-	$-	$410,194
Consumer Goods & Services	223,743	-	-	223,743
Finance	178,109	-	-	178,109
Industrial Goods & Services	172,206	-	-	172,206
Health Care	122,240	1,274	33	123,547
Other Industries	93,960	-	-	93,960
Energy & Minerals	89,466	-	-	89,466
Total Equities	1,289,918	1,274	33	1,291,225
Total Securities Lending Collateral	16,741	-	-	16,741
Total Short-Term Obligation	-	6,499	-	6,499
Total Investments	$1,306,659	$7,773	$33	$1,314,465

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisor's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

See accompanying notes to financial statements.

56

> Notes to Statement of Investments (dollar values in thousands)

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Health Care	$25	$-	$8	$-	$-	$-	$-	$33
	$25	$-	$8	$-	$-	$-	$-	$33

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $8. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

57

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Asia
> Japan
Kansai Paint	1,311,400	1,879,000
> China
Jiangsu Expressway	8,361,000	13,127,000
Zhaojin Mining Industry	4,394,000	5,515,200
> Singapore
Ascendas REIT	7,500,000	8,686,700
Europe
> United Kingdom
Cobham	2,929,700	3,120,000
Intertek Group	525,000	530,000
Micro Focus	0	1,280,000
> Netherlands
Fugro	169,162	175,427
Imtech	252,000	258,904
> Germany
Rhoen-Klinikum	174,000	251,000
> Ireland
United Drug	2,191,700	2,563,000
Other Countries
> Canada
AG Growth	73,600	125,000
Pan American Silver	0	510,000
> Australia
UGL	759,000	870,000

	Number of Shares
	03/31/10	06/30/10
Sales
Asia
> Japan
Nomura Holdings	560,000	0
Suruga Bank	307,000	0
> China
Shandong Weigao	1,752,700	0
> Singapore
Singapore Exchange	702,000	0
> South Korea
MegaStudy	49,204	0
Europe
> United Kingdom
Capita Group	1,100,000	0
Schroders	310,000	200,000
Serco	2,350,000	2,300,000
Spice Group	851,400	0
> France
Zodiac Aerospace	102,000	0
> Spain
Red Eléctrica de Espana	195,000	127,000
Other Countries
> Canada
Potash Corp. of Saskatchewan	51,500	0
> United States
Alexion Pharmaceuticals	90,000	0
Diamond Offshore	61,000	0
Oceaneering International	80,000	0

See accompanying notes to financial statements.

58

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 88.9%
Asia 33.9%
	> Japan 15.5%
1,879,000	Kansai Paint	$16,081
	Paint Producer in Japan, India, China & Southeast Asia
189,300	Benesse	8,621
	Education Service Provider
4,450	Seven Bank	8,058
	ATM Processing Services
634,300	Rohto Pharmaceutical	7,737
	Health & Beauty Products
160,300	Ain Pharmaciez	6,489
	Dispensing Pharmacy/Drugstore Operator
6,060	Jupiter Telecommunications	5,775
	Largest Cable Service Provider in Japan
900	Orix JREIT	3,752
	Diversified REIT
435,000	Kamigumi	3,343
	Port Cargo Handling & Logistics
		59,856
	> China 6.5%
5,515,200	Zhaojin Mining Industry	12,935
	Gold Mining & Refining in China
13,127,000	Jiangsu Expressway	11,968
	Chinese Toll Road Operator
		24,903
	> Singapore 5.8%
8,686,700	Ascendas REIT	11,212
	Singapore Industrial Property Landlord
6,100,000	Olam International	11,170
	Agriculture Supply Chain Manager
		22,382
	> South Korea 4.3%
78,000	NHN (a)	11,608
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,048
	South Korean Household Appliance Rental Service Provider
		16,656
	> Hong Kong 1.8%
434,700	Hong Kong Exchanges and Clearing	6,790
	Hong Kong Equity & Derivatives Market Operator
		6,790
Asia: Total		130,587
Europe 32.4%
	> United Kingdom 13.7%
2,300,000	Serco	20,035
	Facilities Management
530,000	Intertek Group	11,336
	Testing, Inspection & Certification Services
3,120,000	Cobham	9,834
	Aerospace Components
1,280,000	Micro Focus	8,017
	United Kingdom Legacy Software Provider

Number of Shares		Value (000)
200,000	Schroders	$3,599
	United Kingdom Top Tier Asset Manager
		52,821
	> Netherlands 5.4%
175,427	Fugro	8,021
	Sub-sea Oilfield Services
258,904	Imtech	6,642
	Electromechanical & ICT Installation & Maintenance
41,000	Core Laboratories (b)	6,052
	Oil & Gas Reservoir Consulting
		20,715
	> Switzerland 2.8%
135,900	Bank Sarasin & Cie	5,445
	Private Banking
51,000	Kuehne & Nagel	5,224
	Freight Forwarding/Logistics
		10,669
	> Sweden 2.4%
715,000	Hexagon	9,310
	Measurement Equipment
		9,310
	> Germany 2.4%
251,000	Rhoen-Klinikum	5,575
	Health Care Services
412,000	Wirecard (b)	3,504
	Online Payment Processing & Risk Management
		9,079
	> Ireland 1.9%
2,563,000	United Drug	7,134
	Irish Pharmaceutical Wholesaler & Outsourcer
		7,134
	> France 1.8%
98,000	Neopost	7,092
	Postage Meter Machines
		7,092
	> Spain 1.2%
127,000	Red Eléctrica de Espana	4,540
	Spanish Power Transmission
		4,540
	> Denmark 0.8%
29,000	Novozymes	3,078
	Industrial Enzymes
		3,078
Europe: Total		124,438
Other Countries 19.0%
	> Canada 9.0%
510,000	Pan American Silver	12,893
	Silver Mining
701,250	Eldorado Gold	12,568
	Gold Miner in Turkey, Greece, China & Brazil
179,700	CCL Industries	4,811
	Leading Global Label Manufacturer

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Canada—continued
125,000	AG Growth	$4,121
	Leading Manufacturer of Augers & Grain Handling Equipment
		34,393
	> South Africa 5.5%
630,000	Naspers	21,174
	Media in Africa & Other Emerging Markets
		21,174
	> Australia 2.6%
870,000	UGL	9,825
	Engineering & Facilities Management
		9,825
	> United States 1.1%
171,000	Atwood Oceanics (a)	4,364
	Offshore Drilling Contractor
		4,364
	> Israel 0.8%
310,000	Israel Chemicals	3,233
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		3,233
Other Countries: Total		72,989
Latin America 3.6%
	> Colombia 3.6%
615,000	Pacific Rubiales Energy (a)	13,784
	Oil Production & Exploration in Colombia
		13,784
Latin America: Total		13,784
Total Equities: 88.9% (Cost: $289,347)		341,798
Securities Lending Collateral: 1.7%
6,592,500	Dreyfus Government Cash Management Fund (c) (7 day yield of 0.03%)	6,593
Total Securities Lending Collateral: (Cost: $6,593)		6,593
Short-Term Obligations: 10.6%
	> Repurchase Agreement 10.1%
$38,904	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 7/30/14, market value $39,685 (repurchase proceeds $38,904)	38,904
		38,904

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$1,900	Toyota Motor Credit 0.27% due 7/02/10	$1,900
		1,900
Total Short-Term Obligations: (Cost: $40,804)		40,804
Total Investments: 101.2% (Cost: $336,744)(d)(e)		389,195
Obligation to Return Collateral for Securities Loaned: (1.7)%		(6,593)
Cash and Other Assets Less Liabilities: 0.5%		2,086
Total Net Assets: 100.0%		$384,688

See accompanying notes to financial statements.

60

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $6,360.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At June 30, 2010, for federal income tax purposes, the cost of investments was $336,744 and net unrealized appreciation was $52,451, consisting of gross unrealized appreciation of $70,800 and gross unrealized depreciation of $18,349.

(e)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$59,856	15.6
British Pound	52,821	13.7
U.S. Dollar	51,220	13.3
Canadian Dollar	48,178	12.5
Euro	42,508	11.1
Hong Kong Dollar	31,692	8.2
Singapore Dollar	22,382	5.8
South African Rand	21,174	5.5
Other currencies less than 5% of total net assets	52,771	13.8
	$382,602	99.5

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$130,587	$-	$130,587
Europe	6,052	118,386	-	124,438
Other Countries	38,757	34,232	-	72,989
Latin America	13,784	-	-	13,784
Total Equities	58,593	283,205	-	341,798
Total Securities Lending Collateral	6,593	-	-	6,593
Total Short-Term Obligations	-	40,804	-	40,804
Total Investments	$65,186	$324,009	$-	$389,195

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

61

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2010, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$33,027	8.6
Industrial Materials & Specialty Chemicals	22,392	5.8
Outsourcing Services	20,035	5.2
Machinery	11,213	2.9
Electrical Components	9,834	2.6
	96,501	25.1
> Energy & Minerals
Mining	44,448	11.6
Oil & Gas Producers	13,784	3.6
Oil Services	12,385	3.2
	70,617	18.4
> Information
TV Broadcasting	21,174	5.5
Internet Related	11,608	3.0
Financial Processors	10,294	2.7
Instrumentation	9,310	2.4
Business Software	8,017	2.1
CATV	5,775	1.5
	66,178	17.2
> Consumer Goods & Services
Other Consumer Services	13,669	3.5
Nondurables	12,548	3.3
Food & Beverage	11,170	2.9
Retail	6,489	1.7
	43,876	11.4
> Other Industries
Transportation	15,311	4.0
Real Estate	14,964	3.9
Regulated Utilities	4,540	1.2
	34,815	9.1
> Finance
Brokerage & Money Management	9,044	2.3
Banks	8,058	2.1
	17,102	4.4

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$7,134	1.9
Health Care Services	5,575	1.4
	12,709	3.3
Total Equities:	341,798	88.9
Total Securities Lending Collateral:	6,593	1.7
Short-Term Obligations:	40,804	10.6
Total Investments:	389,195	101.2
Obligation to Return Collateral for Securities Loaned:	(6,593)	(1.7)
Cash and Other Assets Less Liabilities:	2,086	0.5
Net Assets:	$384,688	100.0

See accompanying notes to financial statements.

62

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Consumer Goods & Services
Career Education	1,500,000	1,600,000
GLG Life Tech (Canada)	747,200	885,175
Hertz	8,000,000	8,500,000
IFM Investments (Century 21 China RE) - ADR (China)	669,300	2,100,000
lululemon athletica	310,000	330,000
RexLot Holdings (China)	325,000,000	335,000,000
Safeway	3,700,000	3,800,000
Thor Industries	0	400,000
Tractor Supply Company	0	60,000
Wet Seal	500,382	2,500,000
Information
WNS - ADR (India)	4,008,400	4,029,900
Energy & Minerals
Canacol Energy (Colombia)	32,240,000	36,240,000
Canadian Solar (China)	2,200,000	3,100,000
Petromanas (Canada)	0	5,000,000
Petromanas (Canada)	0	13,125,000
ShaMaran Petroleum (Iraq)	5,117,000	8,200,600
Synthesis Energy Systems (China)	3,020,160	3,940,000
Finance
Discover Financial Services	2,825,000	3,325,000
MF Global	5,500,000	6,500,000
Industrial Goods & Services
ChemSpec International - ADR (China)	587,189	1,345,000
Health Care
NPS Pharmaceuticals	150,393	1,239,040
Other Industries
American Commercial Lines	900,000	1,150,000
BioMed Realty Trust	0	1,200,000
Wisconsin Energy	0	200,000

	Number of Shares
	03/31/10	06/30/10
Sales
Consumer Goods & Services
ITT Educational Services	900,000	858,000
Princeton Review	775,681	0
SkillSoft - ADR	9,000,000	0
Steelcase	1,588,000	0
Information
CardTronics	2,529,536	2,100,000
China Mass Media - ADR (China)	461,673	0
VisionChina Media - ADR (China)	3,657,860	2,500,000
Energy & Minerals
Alange Energy (Colombia)	10,000,000	8,000,000
Gran Tierra Energy (Colombia)	2,500,000	1,828,000
Tetra Technologies	4,700,000	3,893,000
Health Care
Emdeon	27,500	0

See accompanying notes to financial statements.

63

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 93.5%
Consumer Goods & Services 26.5%
	> Retail 8.2%
3,800,000	Safeway	$74,708
	Supermarkets
1,650,000	Abercrombie & Fitch	50,638
	Teen Apparel Retailer
330,000	lululemon athletica (a)(b)	12,283
	Premium Active Apparel Retailer
2,500,000	Wet Seal (a)	9,125
	Specialty Apparel Retailer
60,000	Tractor Supply Company	3,658
	Rural America Retailer
		150,412
	> Travel 6.9%
8,500,000	Hertz (a)	80,410
	Largest U.S. Rental Car Operator
2,500,000	Expedia	46,950
	Online Travel Services Company
		127,360
	> Educational Services 5.9%
858,000	ITT Educational Services (a)	71,231
	Post-secondary Degree Services
1,600,000	Career Education (a)	36,832
	Post-secondary Education
		108,063
	> Apparel 2.3%
1,135,000	Coach	41,484
	Designer & Retailer of Branded Leather Accessories
		41,484
	> Casinos & Gaming 1.7%
335,000,000	RexLot Holdings (China)	30,569
	Lottery Equipment Supplier in China
		30,569
	> Other Consumer Services 0.6%
2,100,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	10,983
	Provides Real Estate Services in China
		10,983
	> Leisure Products 0.5%
400,000	Thor Industries	9,500
	RV & Bus Manufacturer
		9,500
	> Food & Beverage 0.4%
885,175	GLG Life Tech (Canada) (a)	6,754
	Produce an All-natural Sweetener Extracted from the Stevia Plant
17,500,000	Fu Ji Food & Catering Services (China) (a)(c)	180
	Food Catering Service Provider in China
		6,934
Consumer Goods & Services: Total		485,305

Number of Shares		Value (000)
Information 22.4%
	> Mobile Communications 7.4%
1,550,000	Crown Castle International (a)	$57,753
	Communications Towers
900,000	American Tower (a)	40,050
	Communications Towers in USA & Latin America
13,400,800	Globalstar (a)(b)	20,637
	Satellite Mobile Voice & Data Carrier
505,000	SBA Communications (a)	17,175
	Communications Towers
		135,615
	> Contract Manufacturing 6.0%
8,000,000	Sanmina-SCI (a)(d)	108,880
	Electronic Manufacturing Services
		108,880
	> Computer Services 2.7%
4,029,900	WNS - ADR (India) (a)(d)	47,311
	Offshore BPO (Business Process Outsourcing) Services
1,000,000	Hackett Group (a)	2,810
	IT Integration & Best Practice Research
		50,121
	> Business Software 2.2%
7,000,000	Novell (a)	39,760
	Directory, Operating System & Identity Management Software
		39,760
	> Computer Hardware & Related Equipment 1.6%
750,000	Amphenol	29,460
	Electronic Connectors
		29,460
	> Financial Processors 1.5%
2,100,000	CardTronics (a)(d)	27,216
	Operates the World's Largest Network of ATMs
		27,216
	> Instrumentation 0.6%
100,000	Mettler Toledo (a)	11,163
	Laboratory Equipment
		11,163
	> Advertising 0.4%
2,500,000	VisionChina Media - ADR (China) (a)(b)	7,500
	Advertising on Digital Screens in China's Mass Transit System
		7,500
Information: Total		409,715
Energy & Minerals 17.2%
	> Oil & Gas Producers 11.6%
4,466,666	Pacific Rubiales Energy (Colombia) (a)(e)	99,612
1,483,334	Pacific Rubiales Energy (Colombia) (a)	33,246
	Oil Production & Exploration in Colombia

See accompanying notes to financial statements.

64

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
36,240,000	Canacol Energy (Colombia) (a)(d)(e)	$30,026
	Oil Producer in South America
1,050,000	Houston American Energy (b)	10,353
	Oil & Gas Exploration/Production in Colombia
25,883,000	ShaMaran Petroleum (Iraq) (a)(d)(e)	9,531
8,200,600	ShaMaran Petroleum (Iraq) (a)(d)	3,081
	Oil Exploration in Kurdistan
1,828,000	Gran Tierra Energy (Colombia) (a)	9,187
	Oil Exploration & Production in Colombia, Peru & Argentina
16,432,900	Petroamerica (Colombia) (a)	4,940
	Oil Exploration & Production in Colombia
17,144,000	Petrodorado (Colombia) (a)(e)	4,103
17,144,000	Petrodorado - Warrants (Colombia) (a)(e)	1,610
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
13,125,000	Petromanas (Canada) (a)(e)	3,403
5,000,000	Petromanas (Canada) (a)	1,409
6,562,500	Petromanas - Warrants (Canada) (a)(e)	247
	Exploring for Oil in Albania
8,000,000	Alange Energy (Colombia) (a)	2,630
	Oil & Gas Exploration/Production in Colombia
		213,378
	> Oil Services 2.6%
3,893,000	Tetra Technologies (a)(d)	35,349
	U.S.-based Services Company with Life of Field Approach
11,324,000	Tuscany International Drilling (Colombia) (a)(d)(e)	11,467
1,900,000	Tuscany International Drilling - Warrants (Colombia) (a)(d)(e)	51
	South America-based Drilling Rig Contractor
		46,867
	> Alternative Energy 2.1%
3,100,000	Canadian Solar (China) (a)(d)	30,318
	Solar Cell & Module Manufacturer
1,400,000	Real Goods Solar (a)(d)	4,424
	Residential Solar Energy Installer
3,940,000	Synthesis Energy Systems (China) (a)(d)	4,334
	Owner/Operator of Gasification Plants
		39,076
	> Agricultural Commodities 0.9%
38,000,000	Eacom Timber - Subscription Receipts (Canada) (a)(e)	16,277
	Canadian Lumber Producer
		16,277
Energy & Minerals: Total		315,598
Finance 11.4%
	> Brokerage & Money Management 5.2%
6,500,000	MF Global (a)	37,115
	Futures Broker
1,300,000	Eaton Vance	35,893
	Specialty Mutual Funds

Number of Shares		Value (000)
1,100,000	SEI Investments	$22,396
	Mutual Fund Administration & Investment Management
		95,404
	> Insurance 3.7%
13,500,000	CNO Financial Group (a)(d)	66,825
	Life, Long-term Care & Medical Supplement Insurance
		66,825
	> Credit Cards 2.5%
3,325,000	Discover Financial Services	46,484
	Credit Card Company
		46,484
Finance: Total		208,713
Industrial Goods & Services 10.3%
	> Waste Management 2.6%
1,500,000	Waste Management	46,935
	U.S. Garbage Collection & Disposal
		46,935
	> Machinery 2.4%
1,100,000	Ametek	44,165
	Aerospace/Industrial Instruments
		44,165
	> Outsourcing Services 2.1%
1,850,000	Quanta Services (a)	38,202
	Electrical & Telecom Construction Services
		38,202
	> Industrial Materials & Specialty Chemicals 1.6%
1,000,000	Nalco Holding Company	20,460
	Provider of Water Treatment & Process Chemicals & Services
1,345,000	ChemSpec International - ADR (China)	9,697
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		30,157
	> Other Industrial Services 1.1%
600,000	Expeditors International of Washington	20,706
	International Freight Forwarder
		20,706
	> Industrial Distribution 0.5%
90,000	WW Grainger	8,951
	Industrial Distribution
		8,951
Industrial Goods & Services: Total		189,116
Other Industries 5.3%
	> Transportation 3.7%
1,300,000	JB Hunt Transport Services	42,471
	Truck & Intermodal Carrier
1,150,000	American Commercial Lines (a)(d)	25,887
	Operator of Inland Barges/Builder of Barges & Vessels
		68,358

See accompanying notes to financial statements.

65

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate 1.0%
1,200,000	BioMed Realty Trust	$19,308
	Life Science-focused Office Buildings
		19,308
	> Regulated Utilities 0.6%
200,000	Wisconsin Energy	10,148
	Wisconsin Utility
		10,148
Other Industries: Total		97,814
Health Care 0.4%
	> Biotechnology & Drug Delivery 0.4%
1,239,040	NPS Pharmaceuticals (a)	7,979
	Orphan Drugs & Healthy Royalties
		7,979
Health Care: Total		7,979
Total Equities: 93.5% (Cost: $1,594,701)		1,714,240
Securities Lending Collateral: 0.4%
7,520,640	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.03%)	7,521
Total Securities Lending Collateral: (Cost: $7,521)		7,521
Short-Term Obligations: 8.3%
	> Repurchase Agreement 7.8%
$142,599	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 10/15/14, market value $145,453 (repurchase proceeds $142,599)	142,599
		142,599

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$10,200	Toyota Motor Credit 0.27% due 7/02/10	$10,200
		10,200
Total Short-Term Obligations: 8.3% (Amortized Cost: $152,799)		152,799
Total Investments: 102.2% (Cost: $1,755,021)(g)		$1,874,560
Obligation to Return Collateral for Securities Loaned: (0.4)%		(7,521)
Cash and Other Assets Less Liabilities: (1.8)%		(33,295)
Total Net Assets: 100.0%		$1,833,744

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

66

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $7,060.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
American Commercial Lines	1,125,000	250,000	225,000	1,150,000	$25,887	$-
Canacol Energy	32,240,000	4,000,000	-	36,240,000	30,026	-
Canadian Solar	1,900,000	1,200,000	-	3,100,000	30,318	-
CardTronics	2,620,000	-	520,000	2,100,000	27,216	-
China Mass Media - ADR*	1,662,685	-	1,662,685	-	-	-
CNO Financial Group	13,500,000	-	-	13,500,000	66,825	-
Globalstar*	13,400,800	-	-	13,400,800	20,637	-
Real Goods Solar	1,400,000	-	-	1,400,000	4,424	-
Sanmina-SCI	8,200,000	-	200,000	8,000,000	108,880	-
ShaMaran Petroleum	31,000,000	3,083,600	-	34,083,600	12,612	-
SkillSoft - ADR*	9,000,000	-	9,000,000	-	-	-
Synthesis Energy Systems	2,200,000	1,740,000	-	3,940,000	4,334	-
Tetra Technologies	5,000,000	-	1,107,000	3,893,000	35,349	-
Tuscany International Drilling	-	13,224,000	-	13,224,000	11,518	-
VisionChina Media - ADR*	4,250,000	250,959	2,000,959	2,500,000	7,500	-
WNS - ADR	3,913,900	116,000	-	4,029,900	47,311	-
Total of Affiliated Transactions	131,412,385	23,864,559	14,715,644	140,561,300	$432,837	$-

* At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $616,960 and $432,837, respectively. Investments in affiliated companies represented 23.6% of the Fund's total net assets at June 30, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $176,327, which represented 9.62% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	4,466,666	$17,934	$99,612
Canacol Energy	9/23/09-4/15/10	36,240,000	11,360	30,026
Eacom Timber - Subscription Receipts	3/17/10	38,000,000	18,812	16,277
Tuscany International Drilling	2/12/10-3/23/10	11,324,000	12,989	11,467
ShaMaran Petroleum	9/15/09	25,883,000	18,117	9,531
Petrodorado	11/20/09	17,144,000	3,607	4,103
Petromanas	5/20/10	13,125,000	4,561	3,403
Petrodorado - Warrants	11/20/09	17,144,000	2,118	1,610
Petromanas - Warrants	5/20/10	6,562,500	380	247
Tuscany International Drilling - Warrants	2/12/10	1,900,000	235	51
			$90,113	$176,327

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2010, for federal income tax purposes, the cost of investments was $1,755,021 and net unrealized appreciation was $119,539, consisting of gross unrealized appreciation of $473,634 and gross unrealized depreciation of $354,095.

See accompanying notes to financial statements.

67

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$454,556	$30,569	$180	$485,305
Information	409,715	-	-	409,715
Energy & Minerals	139,271	176,327	-	315,598
Finance	208,713	-	-	208,713
Industrial Goods & Services	189,116	-	-	189,116
Other Industries	97,814	-	-	97,814
Health Care	7,979	-	-	7,979
Total Equities	1,507,164	206,896	180	1,714,240
Total Securities Lending Collateral	7,521	-	-	7,521
Total Short-Term Obligations	-	152,799	-	152,799
Total Investments	$1,514,685	$359,695	$180	$1,874,560

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Consumer Goods & Services	$181	$-	$(1)	$-	$-	$-	$-	$180
	$181	$-	$(1)	$-	-	-	$-	$180

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $(1). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

68

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2010

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 73.2%
546,355	Columbia Acorn International, Class Z	$17,554
1,563,532	Columbia Dividend Income Fund, Class Z	17,230
534,795	Columbia Acorn Fund, Class Z	12,765
794,080	Columbia Marsico Growth Fund, Class Z	12,658
851,637	Columbia Large Cap Enhanced Core Fund, Class Z	8,542
751,788	Columbia Contrarian Core Fund, Class Z	8,518
380,153	Columbia Acorn Select, Class Z	8,466
Total Stock Funds (Cost: $84,502)		85,733
	> Bond Funds: 26.4%
1,712,620	Columbia Intermediate Bond Fund, Class Z	15,465
807,679	Columbia U.S. Treasury Index Fund, Class Z	9,313
826,078	Columbia Conservative High Yield Fund, Class Z	6,154
Total Bond Funds (Cost: $29,897)		30,932
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$660	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 1/19/16, market value $678 (repurchase proceeds $660)	660
Total Short-Term Obligation (Cost: $660)		660
Total Investments: 100.2% (Cost: $115,059)(a)		117,325
Cash and Other Assets Less Liabilities: (0.2)%		(196)
Total Net Assets: 100.0%		$117,129

See accompanying notes to financial statements.

69

Columbia Thermostat Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  At June 30, 2010, for federal income tax purposes, the cost of investments was $115,059 and net unrealized appreciation was $2,266, consisting of gross unrealized appreciation of $7,075 and gross unrealized depreciation of $4,809.

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$85,733	$-	$-	$85,733
Total Bond Funds	30,932	-	-	30,932
Total Short-Term Obligation	-	660	-	660
Total Investments	$116,665	$660	$-	$117,325

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

70

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71

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2010	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$8,032,919	$3,616,500	$1,148,753	$297,840		$995,462	$—
Affiliated investments, at cost (See Note 4)	2,848,343	48,357	13,412	—		616,960	114,399
Repurchase agreements, at cost	592,670	153,790	6,499	38,904		142,599	660
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $301,261; Columbia Acorn International $79,485; Columbia Acorn USA $16,139; Columbia Acorn International Select $6,360; Columbia Acorn Select $7,060; Columbia Thermostat Fund $–)	$10,533,095	$4,313,616	$1,295,658	$350,291		$1,299,124	$—
Affiliated investments, at value (See Note 4)	3,122,025	58,864	12,308	—		432,837	116,665
Repurchase agreements, at value	592,670	153,790	6,499	38,904		142,599	660
Cash	1	— *	— *	—	*	1	1
Foreign currency (cost: Columbia Acorn Fund $508; Columbia Acorn International $30,540; Columbia Acorn International Select $383; Columbia Acorn Select $–)	507	30,603	—	383		—	—
Net unrealized appreciation on forward foreign currency exchange contracts	—	14,529	—	—		—	—
Receivable for:
Investments sold	42,914	9,933	1,708	3,374		3,560	—
Fund shares sold	12,073	8,362	1,676	1,039		1,724	85
Dividends and interest	7,268	6,023	570	357		1,007	—
Securities lending income	177	107	5	1		11	—
Foreign tax reclaims	293	1,709	—	71		—	—
Expense reimbursement due from Advisor	—	—	—	—	*	—	23
Trustees' Deferred Compensation Investments	2,354	636	183	—		232	—
Other assets	29	8	3	1		4	—	*
Total Assets	14,313,406	4,598,180	1,318,610	394,421		1,881,099	117,434
Liabilities:
Collateral on securities loaned	311,736	82,527	16,741	6,593		7,521	—
Net unrealized depreciation on forward foreign currency exchange contracts	—	8,511	—	—		—	—
Payable for:
Investments purchased	66,604	19,687	4,713	2,274		20,770	—
Fund shares redeemed	24,348	5,163	1,297	343		16,644	154
Management fee	7,758	2,861	978	303		1,317	10
Administration fee	496	153	46	13		66	4
12b-1 Service & Distribution fees	1,412	211	71	23		222	43
Reports to shareholders	807	288	101	41		211	33
Deferred Trustees' fees	2,354	636	183	33		232	22
Transfer agent fees	1,631	238	165	28		278	27
Trustees' fees	151	34	13	7		19	4
Custody fees	175	484	8	36		7	—
Foreign capital gains tax	884	—	—	—		—	—
Other liabilities	536	133	58	39		68	8
Total Liabilities	418,892	120,926	24,374	9,733		47,355	305
Net Assets	$13,894,514	$4,477,254	$1,294,236	$384,688		$1,833,744	$117,129
Composition of Net Assets:
Paid in capital	$10,872,711	$4,297,421	$1,218,262	$401,598		$1,838,059	$148,495
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(43,784)	(2,369)	(3,976)	(2,059)		(14,856)	884
Accumulated net realized gain/(loss)	292,618	(531,542)	(65,851)	(67,314)		(108,998)	(34,516)
Net unrealized appreciation/(depreciation) on:
Investments	2,773,858	707,623	145,801	52,451		119,539	2,266
Foreign capital gains tax	(885)	—	—	—		—	—
Foreign currency translations	(4)	6,121	—	12		— *	—
Net Assets	$13,894,514	$4,477,254	$1,294,236	$384,688		$1,833,744	$117,129
Net asset value per share – Class A (a)	$23.17	$32.06	$21.00	$22.17		$21.69	$10.54
(Net assets/shares)	($2,803,341/120,983)	($587,525/18,327)	($173,203/8,248)	($58,245/2,626)		($461,681/21,283)	($41,507/3,936)
Maximum offering price per share – Class A (b)	$24.58	$34.02	$22.28	$23.52		$23.01	$11.18
(Net asset value per share/front- end sales charge)	($23.17/0.9425)	($32.06/0.9425)	($21.00/0.9425)	($22.17/0.9425)		($21.69/0.9425)	($10.54/0.9425)
Net asset value and offering price per share – Class B (a)	$21.61	$31.27	$19.57	$21.23		$20.29	$10.60
(Net assets/shares)	($317,749/14,702)	($28,705/918)	($10,554/539)	($2,853/134)		($68,350/3,368)	($27,358/2,582)
Net asset value and offering price per share – Class C (a)	$21.41	$31.17	$19.44	$21.12		$20.13	$10.59
(Net assets/shares)	($667,528/31,173)	($83,580/2,682)	($28,919/1,488)	($10,168/482)		($83,706/4,158)	($19,014/1,796)
Net asset value and offering price per share – Class Z (c)	$23.87	$32.13	$21.74	$22.38		$22.27	$10.44
(Net assets/shares)	($10,105,896/423,307)	($3,777,444/117,557)	($1,081,560/49,742)	($313,422/14,005)		($1,220,007/54,782)	($29,250/2,801)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

72

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2010

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$51,748	$63,100	$3,865	$4,888	$4,806	$—
Dividend income from affiliates (See Note 4)	7,142	1,747	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	1,399
Interest income	282	100	4	11	91	— *
Securities lending income	661	367	57	4	31	—
	59,833	65,314	3,926	4,903	4,928	1,399
Foreign taxes withheld	(966)	(5,209)	(3)	(323)	—	—
Total Investment Income	58,867	60,105	3,923	4,580	4,928	1,399
Expenses:
Management fee	48,211	17,400	6,181	1,889	8,314	63
Administration fee	3,013	911	287	81	410	25
12b-1 Service and Distribution fees:
Class A	3,760	739	233	77	661	54
Class B	1,649	129	61	13	309	116
Class C	3,673	431	162	55	467	103
Transfer agent fees:
Class A	1,099	356	70	38	234	35
Class B	589	56	27	7	113	35
Class C	464	75	19	12	71	20
Class Z	1,537	630	230	42	262	9
Custody fees	497	1,701	29	118	107	—
Trustees' fees	417	118	39	14	57	6
Reports to shareholders	1,048	451	162	80	257	60
Chief compliance officer expenses (See Note 4)	256	64	22	6	30	3
Other expenses	683	234	102	80	133	48
Total expenses	66,896	23,295	7,624	2,512	11,425	577
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Advisor	—	—	—	(2)	—	(147)
Net Expenses	66,896	23,295	7,624	2,510	11,425	430
Net Investment Income/(Loss)	(8,029)	36,810	(3,701)	2,070	(6,497)	969
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	647,094	68,526	58,566	11,747	20,162	(6,494)
Affiliated investments (See Note 4)	91,179	(482)	(332)	—	9,508	—
Foreign currency transactions and forward foreign currency exchange contracts	(673)	28,671	—	(107)	(185)	—
Distributions from affiliated investment company shares	—	—	—	—	—	8
Net realized gain/(loss)	737,600	96,715	58,234	11,640	29,485	(6,486)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(862,540)	(322,009)	(140,997)	(29,235)	(71,433)	—
Affiliated investments (See Note 4)	(309,291)	(26,607)	1,689	—	(50,513)	3,214
Foreign currency translations and forward foreign currency exchange contracts	(140)	3,476	—	21	— *	—
Foreign capital gains tax	(685)	1,217	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(1,172,656)	(343,923)	(139,308)	(29,214)	(121,946)	3,214
Net realized and unrealized loss	(435,056)	(247,208)	(81,074)	(17,574)	(92,461)	(3,272)
Net Decrease in Net Assets resulting from Operations	$(443,085)	$(210,398)	$(84,775)	$(15,504)	$(98,958)	$(2,303)

*  Rounds to less than $500.

See accompanying notes to financial statements.

73

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$(8,029)	$2,492	$36,810	$39,229	$(3,701)	$(4,927)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	646,421	(227,359)	97,197	(246,346)	58,566	(20,041)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	91,179	(100,539)	(482)	(3,829)	(332)	(110)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(863,365)	3,343,490	(317,316)	1,558,895	(140,997)	437,114
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(309,291)	1,143,521	(26,607)	49,345	1,689	1,994
Net Increase/(Decrease) from Operations	(443,085)	4,161,605	(210,398)	1,397,294	(84,775)	414,030
Distributions to Shareholders From:
Net investment income – Class A	(2,387)	—	(8,818)	(6,102)	—	—
Net investment income – Class B	—	—	(290)	(290)	—	—
Net investment income – Class C	—	—	(714)	(348)	—	—
Net investment income – Class Z	(12,574)	(20,981)	(68,470)	(53,467)	—	—
Total Distributions to Shareholders	(14,961)	(20,981)	(78,292)	(60,207)	—	—
Share Transactions:
Subscriptions – Class A	440,920	639,685	135,368	181,444	34,907	54,531
Distributions reinvested – Class A	2,161	—	7,649	5,737	—	—
Redemptions – Class A	(474,759)	(744,769)	(96,310)	(140,626)	(27,905)	(66,724)
Net Increase/(Decrease) – Class A	(31,678)	(105,084)	46,707	46,555	7,002	(12,193)
Subscriptions – Class B	15	100	35	14	2	5
Distributions reinvested – Class B	—	—	260	264	—	—
Redemptions – Class B	(205,826)	(224,032)	(8,706)	(14,833)	(10,015)	(9,892)
Net Decrease – Class B	(205,811)	(223,932)	(8,411)	(14,555)	(10,013)	(9,887)
Subscriptions – Class C	32,116	58,069	11,565	14,494	985	2,513
Distributions reinvested – Class C	—	—	589	265	—	—
Redemptions – Class C	(77,328)	(151,419)	(8,984)	(18,021)	(2,513)	(5,210)
Net Increase/(Decrease) – Class C	(45,212)	(93,350)	3,170	(3,262)	(1,528)	(2,697)
Subscriptions – Class Z	979,748	1,484,719	596,697	671,256	128,111	246,578
Distributions reinvested – Class Z	10,559	17,690	48,035	38,426	—	—
Redemptions – Class Z	(1,082,197)	(1,364,770)	(351,631)	(486,805)	(134,170)	(190,623)
Net Increase/(Decrease) – Class Z	(91,890)	137,639	293,101	222,877	(6,059)	55,955
Net Increase/(Decrease) from Share Transactions	(374,591)	(284,727)	334,567	251,615	(10,598)	31,178
Redemption Fees	—	—	192	259	—	—
Increase from regulatory settlements (See Note 9)	—	40	447	1,210	—	5
Total Increase/(Decrease) in Net Assets	(832,637)	3,855,937	46,516	1,590,171	(95,373)	445,213
Net Assets:
Beginning of period	14,727,151	10,871,214	4,430,738	2,840,567	1,389,609	944,396
End of period	$13,894,514	$14,727,151	$4,477,254	$4,430,738	$1,294,236	$1,389,609
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(43,784)	$(20,794)	$(2,369)	$39,113	$(3,976)	$(275)

See accompanying notes to financial statements.

74

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$2,070	$2,398	$(6,497)	$(10,372)	969	$1,281
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	11,640	(31,407)	19,977	31,689	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	9,508	(71,935)	(6,486)	(18,231)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(29,214)	127,633	(71,433)	521,770	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	(50,513)	316,510	3,214	51,494
Net Increase/(Decrease) from Operations	(15,504)	98,624	(98,958)	787,662	(2,303)	34,544
Distributions to Shareholders From:
Net investment income – Class A	(776)	(456)	—	—	(540)	(7)
Net investment income – Class B	(25)	—	—	—	(239)	—
Net investment income – Class C	(65)	—	—	—	(124)	—
Net investment income – Class Z	(5,241)	(3,077)	—	—	(429)	(115)
Total Distributions to Shareholders	(6,107)	(3,533)	—	—	(1,332)	(122)
Share Transactions:
Subscriptions – Class A	7,288	30,670	69,504	98,691	4,755	5,619
Distributions reinvested – Class A	675	439	—	—	497	6
Redemptions – Class A	(11,186)	(28,558)	(106,301)	(190,444)	(5,207)	(14,381)
Net Increase/(Decrease) – Class A	(3,223)	2,551	(36,797)	(91,753)	45	(8,756)
Subscriptions – Class B	1	—	30	39	1	—
Distributions reinvested – Class B	22	—	—	—	218	—
Redemptions – Class B	(910)	(1,493)	(16,677)	(23,638)	(4,888)	(12,541)
Net Decrease – Class B	(887)	(1,493)	(16,647)	(23,599)	(4,669)	(12,541)
Subscriptions – Class C	1,317	1,872	5,093	6,147	955	1,960
Distributions reinvested – Class C	55	—	—	—	109	—
Redemptions – Class C	(1,765)	(3,109)	(9,915)	(21,888)	(2,583)	(10,176)
Net Increase/(Decrease) – Class C	(393)	(1,237)	(4,822)	(15,741)	(1,519)	(8,216)
Subscriptions – Class Z	34,186	127,520	217,150	278,829	3,854	2,684
Distributions reinvested – Class Z	1,451	833	—	—	398	106
Redemptions – Class Z	(35,565)	(59,794)	(171,027)	(310,353)	(15,934)	(6,183)
Net Increase/(Decrease) – Class Z	72	68,559	46,123	(31,524)	(11,682)	(3,393)
Net Increase/(Decrease) from Share Transactions	(4,431)	68,380	(12,143)	(162,617)	(17,825)	(32,906)
Redemption Fees	8	33	—	—	—	—
Increase from regulatory settlements (See Note 9)	47	265	—	—	—	—
Total Increase/(Decrease) in Net Assets	(25,987)	163,769	(111,101)	625,045	(21,460)	1,516
Net Assets:
Beginning of period	410,675	246,906	1,944,845	1,319,800	138,589	137,073
End of period	$384,688	$410,675	$1,833,744	$1,944,845	$117,129	$138,589
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(2,059)	$1,978	$(14,856)	$(8,359)	$884	$1,247

See accompanying notes to financial statements.

75

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	17,559	33,142	3,959	6,366	1,500	3,208
Shares issued in reinvestment – Class A	92	—	244	208	—	—
Less shares redeemed – Class A	(19,165)	(39,655)	(2,831)	(5,549)	(1,214)	(3,839)
Net Increase/(Decrease) – Class A	(1,514)	(6,513)	1,372	1,025	286	(631)
Subscriptions – Class B	1	5	1	— *	— *	— *
Shares issued in reinvestment – Class B	—	—	9	10	—	—
Less shares redeemed – Class B	(8,710)	(12,472)	(261)	(588)	(457)	(582)
Net Decrease – Class B	(8,709)	(12,467)	(251)	(578)	(457)	(582)
Subscriptions – Class C	1,389	3,215	348	497	45	148
Shares issued in reinvestment – Class C	—	—	20	10	—	—
Less shares redeemed – Class C	(3,358)	(8,764)	(274)	(740)	(117)	(327)
Net Increase/(Decrease) – Class C	(1,969)	(5,549)	94	(233)	(72)	(179)
Subscriptions – Class Z	38,319	75,517	17,492	23,146	5,365	14,152
Shares issued in reinvestment – Class Z	436	750	1,528	1,391	—	—
Less shares redeemed – Class Z	(41,963)	(70,272)	(10,281)	(18,261)	(5,532)	(10,509)
Net Increase/(Decrease) – Class Z	(3,208)	5,995	8,739	6,276	(167)	3,643
Net Increase/(Decrease) in Shares of Beneficial Interest	(15,400)	(18,534)	9,954	6,490	(410)	2,251

*  Rounds to less than 500.

See accompanying notes to financial statements.

76

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	313	1,653	2,931	5,917	414	646
Shares issued in reinvestment – Class A	31	22	—	—	47	1
Less shares redeemed – Class A	(482)	(1,497)	(4,556)	(11,758)	(468)	(1,674)
Net Increase/(Decrease) – Class A	(138)	178	(1,625)	(5,841)	(7)	(1,027)
Subscriptions – Class B	— *	—	1	2	— *	—
Shares issued in reinvestment – Class B	1	—	—	—	20	—
Less shares redeemed – Class B	(41)	(85)	(744)	(1,512)	(435)	(1,410)
Net Decrease – Class B	(40)	(85)	(743)	(1,510)	(415)	(1,410)
Subscriptions – Class C	60	103	228	371	85	212
Shares issued in reinvestment – Class C	3	—	—	—	10	—
Less shares redeemed – Class C	(81)	(174)	(452)	(1,474)	(232)	(1,207)
Net Increase/(Decrease) – Class C	(18)	(71)	(224)	(1,103)	(137)	(995)
Subscriptions – Class Z	1,451	6,808	8,832	15,845	353	307
Shares issued in reinvestment – Class Z	66	42	—	—	38	12
Less shares redeemed – Class Z	(1,515)	(3,083)	(7,143)	(18,178)	(1,456)	(727)
Net Increase/(Decrease) – Class Z	2	3,767	1,689	(2,333)	(1,065)	(408)
Net Increase/(Decrease) in Shares of Beneficial Interest	(194)	3,789	(903)	(10,787)	(1,624)	(3,840)

See accompanying notes to financial statements.

77

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$24.68		$17.71	$29.61	$29.71		$28.17		$26.45
Income from Investment Operations
Net investment income (a)	0.00	(b)	0.04	0.06	0.15	(c)	0.13		0.15
Net realized and unrealized gain/(loss)	(0.78)		6.98	(11.29)	2.17		3.92		3.28
Total from Investment Operations	(0.78)		7.02	(11.23)	2.32		4.05		3.43
Less Distributions to Shareholders
From net investment income	(0.03)		(0.05)	(0.01)	(0.12)		(0.13)		(0.15)
From net realized gains	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	(0.03)		(0.05)	(0.67)	(2.42)		(2.51)		(1.71)
Increase from regulatory settlements	—		0.00 (b)	—	—		—		—
Net Asset Value, End of Period	$23.87		$24.68	$17.71	$29.61		$29.71		$28.17
Total Return (d)	(3.16	)%(e)	39.65%	(38.55)%	7.69	%(f)(g)	14.45	%(f)	13.11	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	0.75	%(i)	0.77%	0.76%	0.74%		0.74%		0.74%
Net investment income (h)	0.04	%(i)	0.18%	0.26%	0.46%		0.45%		0.57%
Waiver/reimbursement	—		—	—	0.00	%(j)	0.01%		0.02%
Portfolio turnover rate	14	%(e)	27%	21%	20%		22%		16%
Net assets at end of period (in millions)	$10,106		$10,527	$7,446	$13,038		$12,128		$10,399

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$34.26		$23.13	$43.60	$40.31		$33.44		$29.03
Income from Investment Operations
Net investment income (a)	0.29		0.34	0.60	0.43		0.35		0.34
Net realized and unrealized gain/(loss)	(1.83)		11.31	(20.26)	6.56		10.94		5.87
Total from Investment Operations	(1.54)		11.65	(19.66)	6.99		11.29		6.21
Less Distributions to Shareholders
From net investment income	(0.59)		(0.53)	(0.21)	(0.34)		(0.51)		(0.72)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.59)		(0.53)	(0.81)	(3.70)		(4.42)		(1.80)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(b)	0.01	—	—		—		—
Net Asset Value, End of Period	$32.13		$34.26	$23.13	$43.60		$40.31		$33.44
Total Return (c)	(4.45	)%(d)	50.97%	(45.89)%	17.28	%(e)	34.53	%(e)	21.81	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.95	%(g)	0.99%	0.96%	0.91%		0.94%		0.99%
Net investment income (f)	1.70	%(g)	1.23%	1.72%	0.96%		0.92%		1.09%
Waiver/reimbursement	—		—	—	0.00	%(h)	0.01%		0.02%
Portfolio turnover rate	10	%(d)	31%	38%	28%		31%		27%
Net assets at end of period (in millions)	$3,777		$3,728	$2,372	$4,918		$3,836		$2,629

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

78

Columbia Acorn USA

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.19		$16.39	$27.97	$28.66		$27.03		$25.20
Income from Investment Operations
Net investment income/(loss) (a)	(0.05)		(0.07)	(0.07)	(0.01	)(b)	(0.02)		0.07
Net realized and unrealized gain/(loss)	(1.40)		6.87	(10.55)	1.03		2.26		3.18
Total from Investment Operations	(1.45)		6.80	(10.62)	1.02		2.24		3.25
Less Distributions to Shareholders
From net investment income	—		—	—	—		—		(0.05)
From net realized gains	—		—	(0.96)	(1.71)		(0.61)		(1.37)
Total Distributions to Shareholders	—		—	(0.96)	(1.71)		(0.61)		(1.42)
Increase from regulatory settlements	—		— (c)	—	—		—		—
Net Asset Value, End of Period	$21.74		$23.19	$16.39	$27.97		$28.66		$27.03
Total Return (d)	(6.25	)%(e)	41.49%	(39.22)%	3.46	%(f)(g)	8.28	%(f)	12.98	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	0.99	%(i)	1.03%	1.01%	0.98%		0.98%		1.01%
Net investment income/(loss) (h)	(0.44	)%(i)	(0.36)%	(0.32)%	(0.03)%		(0.07)%		0.28%
Waiver/reimbursement	—		—	—	0.00	%(j)	0.01%		0.01%
Portfolio turnover rate	16	%(e)	28%	23%	21%		13%		13%
Net assets at end of period (in millions)	$1,082		$1,158	$758	$1,214		$1,214		$937

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.64		$18.19	$32.02	$27.97		$20.57		$18.02
Income from Investment Operations
Net investment income (a)	0.13		0.17	0.28	0.14	(b)	0.10		0.13
Net realized and unrealized gain/(loss)	(1.01)		5.50	(13.53)	5.96		7.35		2.70
Total from Investment Operations	(0.88)		5.67	(13.25)	6.10		7.45		2.83
Less Distributions to Shareholders
From net investment income	(0.38)		(0.24)	(0.04)	(0.28)		(0.05)		(0.28)
From net realized gains	—		—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.38)		(0.24)	(0.58)	(2.05)		(0.05)		(0.28)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(c)	0.02	—	—		—		—
Net Asset Value, End of Period	$22.38		$23.64	$18.19	$32.02		$27.97		$20.57
Total Return (d)	(3.71	)%(e)	31.52%	(42.10)%	21.86	%(f)	36.27	%(f)	15.98	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.16	%(h)	1.20%	1.21%	1.18%		1.27%		1.45%
Net investment income (g)	1.13	%(h)	0.84%	1.09%	0.44%		0.44%		0.72%
Waiver/reimbursement	—		—	—	0.00	%(i)	0.01%		0.04%
Portfolio turnover rate	18	%(e)	56%	68%	57%		47%		39%
Net assets at end of period (in millions)	$313		$331	$186	$204		$129		$74

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

79

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$23.38		$14.07	$28.41		$26.59		$22.77		$21.13
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.08)	(0.12)		(0.07)		(0.06)		(0.03)
Net realized and unrealized gain/(loss)	(1.05)		9.39	(13.53)		2.53		4.51		2.35
Total from Investment Operations	(1.11)		9.31	(13.65)		2.46		4.45		2.32
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.04)		—
From net realized gains	—		—	(0.69)		(0.64)		(0.59)		(0.68)
Total Distributions to Shareholders	—		—	(0.69)		(0.64)		(0.63)		(0.68)
Net Asset Value, End of Period	$22.27		$23.38	$14.07		$28.41		$26.59		$22.77
Total Return (b)	(4.75	)%(c)	66.17%	(49.18	)%(d)	9.20	%(e)	19.68	%(e)	11.08	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.95	%(g)	0.99%	0.95%		0.91%		0.96%		0.99%
Net investment loss (f)	(0.47	)%(g)	(0.47)%	(0.51)%		(0.24)%		(0.26)%		(0.16)%
Waiver/reimbursement	—		—	—		0.00	%(h)	0.02%		0.03%
Portfolio turnover rate	12	%(c)	19%	28%		14%		21%		19%
Net assets at end of period (in millions)	$1,220		$1,241	$780		$1,571		$909		$688

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.80		$8.19	$12.26	$12.57	$12.50	$13.12
Income from Investment Operations
Net investment income (a)	0.11		0.13	0.24	0.52	0.49	0.43
Net realized and unrealized gain/(loss)	(0.31)		2.51	(3.96)	0.53	0.84	0.28
Total from Investment Operations	(0.20)		2.64	(3.72)	1.05	1.33	0.71
Less Distributions to Shareholders
From net investment income	(0.16)		(0.03)	(0.28)	(0.57)	(0.54)	(0.42)
From net realized gains	—		—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.16)		(0.03)	(0.35)	(1.36)	(1.26)	(1.33)
Net Asset Value, End of Period	$10.44		$10.80	$8.19	$12.26	$12.57	$12.50
Total Return (b)(c)	(1.86	)%(d)	32.29%	(30.53)%	8.49%	10.86%	5.50%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.25	%(g)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (f)	1.94	%(g)	1.48%	2.23%	4.05%	3.84%	3.28%
Waiver/reimbursement	0.13	%(g)	0.14%	0.08%	0.15%	0.13%	0.11%
Portfolio turnover rate	79	%(d)	17%	130%	128%	66%	96%
Net assets at end of period (in millions)	$29		$42	$35	$36	$31	$26

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

80

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's ("S&P") 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC ("the Advisor"). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2.00% redemption fee on shares that are redeemed within 60 days or less of purchase. Effective September 1, 2010, redemption fees will not be imposed on redemptions from either Fund. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class A, Class B and Class C shares are presented in a separate semi-annual report.

Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Various inputs are used in determining the value of each Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Funds adopted the Update effective March 31, 2010.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead

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of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Advisor does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees, if any, and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$20,981	$—
Columbia Acorn International	60,207	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	3,533	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	122	—

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010		2011- 2015	2016	2017	Total
(in thousands)
Columbia Acorn Fund	$—		$—	$—	$409,911	$409,911
Columbia Acorn International	—		—	135,487	489,443	624,930
Columbia Acorn USA	1,518	*	—	76,008	36,216	113,742
Columbia Acorn International Select	—		—	30,442	46,457	76,899
Columbia Acorn Select	—		—	12,271	115,445	127,716
Columbia Thermostat Fund	—		—	5,193	21,738	26,931

*Remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisors, LLC ("CMIA"), (formerly, RiverSource Investments, LLC), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

After the close of business on April 30, 2010 (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Funds approved a new investment advisory agreement with

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CWAM to provide advisory services to the Funds. There were no changes to the Funds' advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the six months ended June 30, 2010, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the six months ended June 30, 2010, were $1,586 and $146,782, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2010, each Fund's annualized effective administration fee rate was 0.04% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds. Following the Closing, CMIA succeeded CMA as sub-administrator and began providing certain sub-administrative services to the Funds.

Prior to the Closing, Columbia Management Distributors, Inc., an indirect subsidiary of BOA, served as the Funds' distributor and principal underwriter. Following the Closing, Columbia Management Investment Distributors, Inc.,

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

(formerly, RiverSource Fund Distributors, Inc.) ("CMID"), a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Closing.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Following the Closing, Columbia Management Investment Services Corp. ("CMIS"), (formerly, RiverSource Service Corporation), a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds. The transfer agent fee rates paid by the Funds did not change as a result of the change in transfer agent. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On June 30, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 35, 45, 56 and 67, respectively.

During the six months ended June 30, 2010, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$4,215	$—
Columbia Acorn International	3,038	1,715
Columbia Acorn USA	704	1,016
Columbia Acorn Select	1,350	2,783

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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The following notes provide more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2010, Columbia Acorn International entered into 80 forward foreign currency exchange contracts.

The following table is a summary of the value of the Columbia Acorn International's derivative instruments as of June 30, 2010.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on
forward foreign currency
exchange contracts	$14,529
Liability
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized depreciation on
forward foreign currency
exchange contracts	$(8,511)

The effect of derivative instruments on the Columbia Acorn International's Statement of Operations for the six months ended June 30, 2010 was as follows:

Amount of Realized Gain or (Loss) and Change in
Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change In Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$30,296	$3,534

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2010. The Trust enters into this line of credit

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2010, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$2,076,779
Proceeds from sales	2,556,239

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$764,037
Proceeds from sales	444,140

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$224,470
Proceeds from sales	235,047

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$68,968
Proceeds from sales	98,014

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$329,807
Proceeds from sales	215,032

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$98,677
Proceeds from sales	118,085

8.  Redemption Fees

For the six months ended June 30, 2010, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $192,065 and $7,827, respectively, and are accounted for as additions to paid in capital.

9.  Regulatory Settlements with Third Parties

During the six months ended June 30, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

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which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Columbia Management Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

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[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

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Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund

1 The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

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expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence

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in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds:  The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average performance, though both Funds have outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

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The International Funds:  The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

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H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

  1.  Capacity.  CWAM has maintained its investment management capacity even in a difficult environment.

  2.  Compliance.  CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

****

Recommendations

I believe the Trustees should:

1.  Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.  Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.  Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales

December 2009

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[Excerpt from:]

Columbia Acorn Trust

Supplement to the
Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

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Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT

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Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.  How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.  What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.  Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

****

Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.  Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the

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Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.  Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.  Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.  Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales

April 2010

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Board Approval of the Proposed Investment Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors

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Board Approval of the Proposed Investment Advisory Agreement, continued

and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement, between RiverSource Services Corporation and the Funds; the Distribution Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded

102

that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Columbia Acorn Fund and Columbia Acorn Select outperformed their respective peer group medians for the three-year period ended September 30, 2009. Columbia Acorn Fund outperformed its benchmark, while Columbia Acorn Select underperformed its benchmark, over the same three-year period. Columbia Acorn USA underperformed its peer group medians but outperformed its benchmark over the three-year period. The Trustees considered that the Columbia Thermostat Fund's Morningstar ranking placed it ahead of its peer group median for the three-year period, although they discussed that the Fund was unique and that the peer group selected by Morningstar may have different investment policies and strategies. For the three-year period, Columbia Thermostat Fund underperformed the 50/50 Blended Benchmark, an equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary equity and debt indexes, respectively, established by Columbia WAM. For the five-year period ended September 30, 2009, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select outperformed or equaled their respective peer group medians and each outperformed its primary benchmark, while Columbia Thermostat Fund outperformed its Morningstar peer group median but underperformed the 50/50 Blended Benchmark.

With respect to the international Funds, the Trustees considered that Columbia Acorn International and Columbia Acorn International Select both outperformed their Morningstar peer group medians and benchmarks for the three-year and five-year periods ended September 30, 2009. Columbia Acorn International Select also outperformed its Lipper peer group medians for the three-year and five-year periods, while Columbia Acorn International equaled its Lipper peer group medians for the same periods.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, but noted that in general, the fees were close to or below the median peer group rank. As noted in the Fee Evaluation, the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn International Select were higher than the median advisory fee of the Funds' Morningstar and Lipper peer groups and the actual advisory fee paid by Columbia Acorn USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than the median advisory fee of the Funds' Morningstar and Lipper peer groups. Total management fees for three of the six Funds, however, were equal to or lower than their respective Morningstar peer group medians, and total management fees for three of the six Funds were equal to or lower than their respective Lipper peer group medians. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the

103

Board Approval of the Proposed Investment Advisory Agreement, continued

current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Acorn Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which has relatively modest assets, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under a distribution agreement containing substantially the same terms as the Funds' existing distribution agreement with an affiliate of Columbia WAM, and that the Funds' new distributor would receive Rule 12b-1 Plan fees on the same basis as paid to the current distributor. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM

104

benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010. These two Columbia Wanger Funds are managed substantially similarly to Columbia Acorn International and Columbia Acorn USA, respectively. These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Columbia Acorn International and Columbia Acorn USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Acorn Fund counterparts. The Board therefore determined that the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

The Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously provided by Columbia WAM for the differences in advisory fees paid by the

105

Board Approval of the Proposed Investment Advisory Agreement, continued

Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage any further new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Columbia Acorn Fund outperformed its Lipper peer group median and primary benchmark over the three-year period ended December 31, 2009, but underperformed its Morningstar peer group median over that same period. Columbia Acorn USA outperformed its peer group medians and primary benchmark over the three-year period. Columbia Acorn Select underperformed its primary benchmark, but outperformed its peer group medians for the three-year period. Both Columbia Acorn International and Columbia Acorn International Select outperformed their respective peer group medians and each outperformed its primary benchmark for the three-year period. Columbia Thermostat Fund outperformed its peer group medians but underperformed its 50/50 Blended Benchmark for the same three-year period. For the five-year period ended December 31, 2009, Columbia Thermostat Fund outperformed its 50/50 Blended Benchmark and each other Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

106

Columbia Acorn Family of Funds

Second Quarter Class Z Share Information

Minimum Initial Investment in all Funds	$2,500 $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.11%
Net Expense Ratio	0.75%
Columbia Acorn International	ACINX
Management Fee	0.77%
12b-1 Fee	None
Other Expenses	0.18%
Net Expense Ratio	0.95%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.13%
Net Expense Ratio	0.99%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.22%
Net Expense Ratio	1.16%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.13%
Net Expense Ratio	0.95%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the six months ended June 30, 2010, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2011.

  *  Does not include estimated fees and expenses of 0.78% incurred by the Fund from the underlying portfolio funds in which it invests.

107

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Columbia Acorn Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for each Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Columbia Acorn Fund	295,054,542	5,887,228	5,202,819	60,105,675
Columbia Acorn International	76,381,712	1,384,255	884,737	23,551,750
Columbia Acorn USA	25,415,392	2,189,936	247,672	4,134,020
Columbia Acorn International Select	12,377,245	61,231	76,202	2,740,103
Columbia Acorn Select	38,931,903	504,251	515,982	10,453,962
Columbia Thermostat Fund	6,034,518	68,703	142,714	1,824,178

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	560,169,724	14,001,005	0
Michelle L. Collins	559,790,048	14,380,682	0
Maureen M. Culhane	559,638,902	14,531,828	0
Margaret M. Eisen	560,119,886	14,050,843	0
John C. Heaton	559,671,052	14,499,677	0
Steven N. Kaplan	560,434,242	13,736,487	0
David C. Kleinman	526,427,211	47,743,518	0
Charles P. McQuaid**	557,062,152	17,108,578	0
Allan B. Muchin	559,839,896	14,330,833	0
David B. Small	560,065,265	14,105,464	0
James A. Star	560,735,460	13,435,269	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

108

Columbia Acorn Family of Funds

Trustees

James A. Star

Chairman of the Board

Steven N. Kaplan

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

David C. Kleinman

Charles P. McQuaid

Allan B. Muchin

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*As of May 1, 2010

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiafunds.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with the acquisition, Ameriprise Financial acquired Columbia Wanger Asset Management, LLC ("CWAM"). CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds and no changes are anticipated in the existing investment management team. Ameriprise Financial also acquired Columbia Management Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, which is the distributor and principal underwriter of the Funds.

CWAM is a registered investment advisor and an indirect wholly owned subsidiary of Ameriprise Financial, Inc.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Acorn Family of Funds

Class Z Shares

Semiannual Report, June 30, 2010

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2010 Columbia Management Investment Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1565 A (8/10) 103800

Q2 2010

Columbia Acorn Family of Funds

Class A, B and C Shares

Managed by Columbia Wanger Asset Management, LLC

Semiannual Report

June 30, 2010

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

You are invited to the 2010 Columbia Acorn Funds Shareholder Information Meeting

When: Wednesday, September 22, 2010
12 noon to 1 p.m. Central time

Where: Chase Bank Auditorium, Plaza Level
10 South Dearborn Street
Chicago, Illinois

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 20 by calling 1-800-922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the corner of Madison St. and Dearborn St. After entering the building, please take the escalators down to the plaza level and follow the signs to the Chase Bank Auditorium.

View a Replay on our Website

For those who are unable to join us in Chicago, a webcast replay of the meeting will be available during the month of October at www.columbiafunds.com.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Description of Indexes	4

Net Asset Value Per Share	4

Squirrel Chatter II: Columbia Acorn Fund At 40	5

Understanding Your Expenses	9

Columbia Acorn Fund

In a Nutshell	11

At a Glance	12

Major Portfolio Changes	23

Statement of Investments	26

Columbia Acorn International

In a Nutshell	13

At a Glance	14

Major Portfolio Changes	39

Statement of Investments	41

Portfolio Diversification	49

Columbia Acorn USA

In a Nutshell	15

At a Glance	16

Major Portfolio Changes	50

Statement of Investments	51

Columbia Acorn International Select

In a Nutshell	17

At a Glance	18

Major Portfolio Changes	59

Statement of Investments	60

Portfolio Diversification	63

Columbia Acorn Select

In a Nutshell	19

At a Glance	20

Major Portfolio Changes	64

Statement of Investments	65

Columbia Thermostat Fund

In a Nutshell	21

At a Glance	22

Statement of Investments	70

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	72

Statements of Operations	73

Statements of Changes in Net Assets	75

Financial Highlights	79

Notes to Financial Statements	91

Management Fee Evaluation of the Senior Officer	101

Board Approval of the Proposed Investment Advisory Agreement	111

Columbia Acorn Family of Funds Information	117

Proxy Voting Results	118

2010 Mid-Year Distributions

The following table lists the mid-year distributions for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund. Columbia Acorn USA and Columbia Acorn Select did not have a mid-year distribution. The record date was June 8, 2010. The ex-dividend date was June 9, 2010, and the payable date was June 10, 2010.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund – Class A (no Class B or Class C distributions)	None	None	$0.0197	$23.50
Columbia Acorn International – Class A	None	None	$0.4910	$31.37
Columbia Acorn International – Class B	None	None	$0.3060	$30.61
Columbia Acorn International – Class C	None	None	$0.2674	$30.51
Columbia Acorn International Select – Class A	None	None	$0.3027	$21.81
Columbia Acorn International Select – Class B	None	None	$0.1781	$20.89
Columbia Acorn International Select – Class C	None	None	$0.1346	$20.79
Columbia Thermostat Fund – Class A	None	None	$0.1372	$10.57
Columbia Thermostat Fund – Class B	None	None	$0.0918	$10.63
Columbia Thermostat Fund – Class C	None	None	$0.0691	$10.62

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 6/30/10

	Class A		Class B*		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months**	-9.80%	-14.99%	-9.96%	-14.46%	-9.97%	-10.87%
Year to date**	-3.30%	-8.86%	-3.66%	-8.47%	-3.69%	-4.65%
1 year	22.83%	15.76%	22.02%	17.02%	21.86%	20.86%
3 years	-7.34%	-9.15%	-7.93%	-8.78%	-8.08%	-8.08%
5 years	2.14%	0.94%	1.48%	1.16%	1.33%	1.33%
Life of fund	7.14%	6.49%	6.44%	6.44%	6.35%	6.35%
Columbia Acorn International (10/16/00)
3 months**	-7.73%	-13.04%	-7.92%	-12.48%	-7.93%	-8.84%
Year to date**	-4.59%	-10.08%	-4.93%	-9.64%	-4.95%	-5.89%
1 year	18.54%	11.72%	17.76%	12.76%	17.59%	16.59%
3 years	-7.54%	-9.35%	-8.13%	-8.97%	-8.27%	-8.27%
5 years	7.45%	6.19%	6.76%	6.45%	6.62%	6.62%
Life of fund	5.86%	5.22%	5.17%	5.17%	5.09%	5.09%
Columbia Acorn USA (10/16/00)
3 months**	-12.17%	-17.22%	-12.36%	-16.74%	-12.31%	-13.19%
Year to date**	-6.38%	-11.76%	-6.77%	-11.43%	-6.72%	-7.65%
1 year	22.38%	15.34%	21.48%	16.48%	21.42%	20.42%
3 years	-8.92%	-10.71%	-9.54%	-10.37%	-9.64%	-9.64%
5 years	-0.94%	-2.11%	-1.60%	-1.94%	-1.72%	-1.72%
Life of fund	6.40%	5.75%	5.70%	5.70%	5.63%	5.63%
Columbia Acorn International Select (10/16/00)
3 months**	-5.60%	-11.02%	-5.68%	-10.35%	-5.78%	-6.71%
Year to date**	-3.90%	-9.43%	-4.16%	-8.91%	-4.29%	-5.24%
1 year	15.15%	8.53%	14.44%	9.44%	14.16%	13.16%
3 years	-7.53%	-9.33%	-8.11%	-8.96%	-8.26%	-8.26%
5 years	6.67%	5.42%	5.99%	5.67%	5.83%	5.83%
Life of fund	3.60%	2.97%	2.91%	2.91%	2.83%	2.83%
Columbia Acorn Select (10/16/00)
3 months**	-12.43%	-17.47%	-12.58%	-16.95%	-12.59%	-13.47%
Year to date**	-4.91%	-10.38%	-5.23%	-9.97%	-5.27%	-6.22%
1 year	26.92%	19.62%	26.02%	21.02%	25.81%	24.81%
3 years	-9.32%	-11.09%	-9.92%	-10.79%	-10.06%	-10.06%
5 years	2.88%	1.67%	2.20%	1.83%	2.05%	2.05%
Life of fund	6.57%	5.92%	5.86%	5.86%	5.77%	5.77%
Columbia Thermostat Fund (3/3/03)†
3 months**	-6.75%	-12.11%	-6.79%	-11.41%	-6.83%	-7.75%
Year to date**	-2.05%	-7.68%	-2.18%	-7.03%	-2.30%	-3.27%
1 year	20.23%	13.32%	19.73%	14.73%	19.49%	18.49%
3 years	-2.38%	-4.29%	-2.87%	-3.75%	-3.11%	-3.11%
5 years	2.17%	0.96%	1.65%	1.34%	1.42%	1.42%
Life of fund	5.81%	4.96%	5.22%	5.22%	5.04%	5.04%

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.74%; Class C: 1.89%. Columbia Acorn International: Class A: 1.36%; Class B: 2.03%; Class C: 2.17%. Columbia Acorn USA: Class A: 1.32%; Class B: 2.02%; Class C: 2.13%. Columbia Acorn International Select: Class A: 1.58%; Class B: 2.33%; Class C: 2.43%. Columbia Acorn Select: Class A: 1.30%; Class B: 2.01%; Class C: 2.14%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2011. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are, respectively: Class A: 1.60%, 1.32%; Class B: 2.14%, 1.82%; Class C: 2.37%, 2.07%.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 6/30/10

Class A Shares, without sales charge	2nd quarter*	Year to date*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	-9.80%	-3.30%	22.83%	-7.34%	2.14%	7.14%
Russell 2500 Index	-9.98%	-1.69%	24.03%	-7.98%	0.98%	4.78%
S&P 500 Index**	-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.08%
Lipper Small-Cap Core Funds Index	-9.04%	-2.09%	21.67%	-7.59%	1.15%	4.68%
Lipper Mid-Cap Growth Funds Index	-9.76%	-3.28%	21.13%	-6.51%	2.85%	-1.61%
Columbia Acorn International (LAIAX) (10/16/00)	-7.73%	-4.59%	18.54%	-7.54%	7.45%	5.86%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index	-9.15%	-4.96%	18.65%	-8.18%	6.51%	8.94%
S&P Global Ex-U.S. SmallCap Index***	-10.01%	-6.09%	18.59%	-10.26%	5.21%	7.90%
MSCI EAFE Index (Net)	-13.97%	-13.23%	5.92%	-13.38%	0.88%	1.45%
Lipper International Small/Mid Growth Funds Index	-9.88%	-6.75%	17.04%	-11.18%	4.72%	3.96%
Columbia Acorn USA (LAUAX) (10/16/00)	-12.17%	-6.38%	22.38%	-8.92%	-0.94%	6.40%
Russell 2000 Index	-9.92%	-1.95%	21.48%	-8.60%	0.37%	3.84%
Russell 2500 Index	-9.98%	-1.69%	24.03%	-7.98%	0.98%	4.78%
S&P 500 Index**	-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.08%
Lipper Small-Cap Growth Funds Index	-9.46%	-3.10%	18.22%	-8.80%	-0.14%	-0.93%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	-5.60%	-3.90%	15.15%	-7.53%	6.67%	3.60%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	-10.15%	-6.52%	12.73%	-11.58%	3.42%	6.06%
MSCI EAFE Index (Net)	-13.97%	-13.23%	5.92%	-13.38%	0.88%	1.45%
Lipper International Funds Index	-12.54%	-10.89%	9.50%	-11.35%	2.62%	2.56%
Columbia Acorn Select (LTFAX) (10/16/00)	-12.43%	-4.91%	26.92%	-9.32%	2.88%	6.57%
S&P MidCap 400 Index	-9.59%	-1.36%	24.93%	-5.90%	2.21%	5.01%
S&P 500 Index**	-11.43%	-6.65%	14.43%	-9.81%	-0.79%	-1.08%
Lipper Mid-Cap Growth Funds Index	-9.76%	-3.28%	21.13%	-6.51%	2.85%	-1.61%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	-6.75%	-2.05%	20.23%	-2.38%	2.17%	5.81%
S&P 500 Index	-11.43%	-6.65%	14.43%	-9.81%	-0.79%	4.88%
Barclays Capital U.S. Aggregate Bond Index	3.49%	5.33%	9.50%	7.55%	5.54%	5.07%
Lipper Flexible Portfolio Funds Index	-7.43%	-3.81%	15.48%	-3.73%	2.78%	6.45%
50/50 Blended Benchmark††	-4.10%	-0.59%	12.34%	-0.98%	2.69%	5.27%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

***See Page 4 for additional information.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.74%; Class C: 1.89%. Columbia Acorn International: Class A: 1.36%; Class B: 2.03%; Class C: 2.17%. Columbia Acorn USA: Class A: 1.32%; Class B: 2.02%; Class C: 2.13%. Columbia Acorn International Select: Class A: 1.58%; Class B: 2.33%; Class C: 2.43%. Columbia Acorn Select: Class A: 1.30%; Class B: 2.01%; Class C: 2.14%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2011. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.60%, 1.32%; Class B: 2.14%, 1.82%; Class C: 2.37%, 2.07%, respectively.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the advisor.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 4.

The dates in parantheses are the inception dates for each respective Fund.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The performance of the S&P Global Ex-U.S. SmallCap Index is provided to show how Columbia Acorn International's performance compares to foreign market performance with a similar geographic distribution and wider market cap range than the Fund's primary benchmark.

•  S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Net Asset Value Per Share as of 06/30/2010

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$23.17	$32.06	$21.00	$22.17	$21.69	$10.54
Class B	$21.61	$31.27	$19.57	$21.23	$20.29	$10.60
Class C	$21.41	$31.17	$19.44	$21.12	$20.13	$10.59

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit www.columbiafunds.com for performance data current to the most recent month-end.

Squirrel Chatter II: Columbia Acorn Fund At 40

America's #1 Performing Mutual Fund

Columbia Acorn Fund just celebrated its 40th birthday as a publicly registered mutual fund. If you had bought the Class Z shares of the Fund at its inception on June 10, 1970, held onto them and reinvested distributions, you would have had a compound rate of return of 14.62% through its birthday. The Fund ranked #1 by Morningstar among the 156 U.S.-based, open-end mutual funds that existed for that entire period.1

Ralph Wanger was the lead portfolio manager of Columbia Acorn Fund for the first 33 years. Chuck McQuaid overlapped with Ralph for 25 years, starting in 1978 as an analyst and then becoming co-manager in 1995. Chuck became lead manager upon Ralph's retirement in 2003, and in total has nearly 32 years with the Fund. Rob Mohn began as an analyst in 1992 and became co-manager in 2003. Ralph and Chuck recently got together to review the history of Columbia Acorn Fund and discuss the reasons for its success:

Ralph: Acorn Fund2 was founded by Chicago investor Irving Harris, of R. J. Levy, Harris, Inc. (later Harris Associates), in order to accommodate customers of his investment advisory business. The Fund started with $7 million. Don Nathanson, an initial director of the Fund who was also president of Grey North Advertising, came up with the name. The metaphor of an acorn growing into an oak tree was excellent. Also, having lived my life as a "W," I was pleased that the Fund started with an "A." When asked at cocktail parties for investment tips, I'd suggest that people pick their mutual funds alphabetically.

It was unusual at that time to have a small-cap fund. Irving liked investing in small companies; he believed that small caps could have more upside than larger caps. Academic study of stock returns had just begun and Irving came across the work done by Shannon Pratt in his doctoral thesis that validated his belief in small caps.3 In addition, large caps were very expensive in 1970, as the "nifty-fifty"4 concept was becoming a bubble. A small-cap fund could also serve as a completion fund for investors that owned a portfolio of large caps. One would generally not want a little company like "Beefsteak Mines"5 as a 3% position in a 30-stock portfolio but could benefit from the upside of Acorn Fund's diversified portfolio of 50 to 100 small caps.

Chuck: Clearly, investing in small-cap stocks helped performance over the 40 years. Academic studies have since confirmed that small caps have outperformed large caps over the long run.6 We believe that smaller companies are more entrepreneurial and have more upside for growth. We also find that some great small caps can go undiscovered, which may mean they are undervalued and potentially good investments. However, small caps have had underperformance cycles.

Ralph: That's right, Chuck. Small caps underperformed large caps through 1973, but when the nifty fifty bubble burst, a bear market nailed all capitalization ranges. In fact, the Acorn Fund almost didn't survive. The Fund was saved by one stock, Houston Oil and Minerals, a tiny company that bought old oil and gas fields and earned modest profits by investing money in workovers to enhance production. They had a shallow gas field in Galveston Bay, and when they drilled deeper, they found lots of gas. Perry Swenson, an analyst at Wood Walker, presented that idea to lots of managers, but as far as I know, I was one of few that bought it. Houston Oil kept performing and put Acorn Fund on the winners list. Acorn was up 65% in 1976 and outside money started coming in.

Owning Houston Oil helped me realize that small- and mid-cap investing is a winner's game, and we should generally let winners run. Selling winners too soon is kind of like pulling up your flowers and keeping the weeds. Acorn Fund has had a fortunate few really big winners that have enabled it to stand out. In addition to Houston Oil, Acorn Fund made great returns in supercomputer company Cray Research, slot machine maker International Game Technologies, cable television franchisor/programmer Telecommunications Inc./Liberty Media, electronics manufacturer Solectron, and freight forwarder Expeditors International of Washington.

Chuck: Of those, some Liberty Media spin-outs and Expeditors International of Washington remain in Columbia Acorn Fund. Expeditors International was a top 20 holding as of June 30, 2010, and, at a cost of $1.3 million, was worth $110 million. But there is more to the Fund than just investing in small caps and letting them run. Ralph, we also invest thematically in Columbia Acorn Fund. When you were recruiting me in 1978, you asked me for a favorite technology stock and I suggested minicomputer maker Digital Equipment, but that was not the answer you were looking for.

Ralph: Letting winners run helps keep portfolio turnover down, and Acorn's much lower than industry average turnover saves transaction costs. Having themes facilitates investing for the long term. The correct answer for investing in technology was not choosing an investment in a mainstream technology producer. Rather, it is to invest in simpler businesses that are downstream from technology, companies that utilize technology to create better products or services. International Game Technologies is my favorite example. The company invented the electronic slot machine that replaced mechanical versions. These new machines helped to transform a bunch of seedy casinos into the modern gaming industry. It was a great stock and was held in the Fund for years.

Chuck: We've utilized the downstream from technology theme continuously. Brilliant and cheap technology enabled the rise of the cable television industry and cable programming companies, and then the creation of cell phone service franchises. We made fine profits in numerous stocks in each of those groups. We continue to own wireless tower companies that rent space to cell phone and other wireless service franchises. Demand grows as more people use more cell phone minutes and receive burgeoning amounts of wireless data. Columbia Acorn Fund's largest holding at the end of the half year was tower company Crown Castle International, a $235 million position that cost $74 million.

Ralph: Acorn Fund was one of the first to invest in small caps, and its low turnover and thematic investing also made it somewhat unusual. But nowadays many investment consultants and investors want to pigeonhole mutual funds into style boxes. This trend contradicts what real-world consultants tell clients to do, which is, "think outside the box." That is what we've always done. Acorn Fund has had a consistent investing style for the past 40 years. Morningstar and Lipper have moved the Fund around from small cap and mid cap and between growth and core as the Fund has grown. We've never worried too much about that. Our job is to make money for shareholders; the rating companies' jobs are to assign style boxes.

Chuck: Yes, being confined to a style box can harm performance. I would have hated to be forced to be a pure growth investor when growth got horribly expensive 10 years ago in the tech/media/telecom bubble. We trimmed many stocks in those areas and took real estate investment trusts to a 7% weight in Acorn Fund. Though a REIT can be a fairly stodgy business, based on how they were valued we expected more upside in those stocks than from the bubble areas. We were right.

Ralph: Thinking outside a style box also includes owning foreign stocks. We began investing in foreign stocks in Acorn Fund in the 1980s. I'd visit companies and they would be whining about foreign competitors beating them up by shipping higher-quality products at lower prices. If some guy in Osaka was putting some guy in Omaha out of business, there was no sense in praying for a recovery in Omaha. Sell Omaha and buy Osaka. Invest in successful companies: "Don't bitch, switch!"

Chuck: Acorn Fund at one point had over 20% of its assets in foreign stocks, but then lots of investors wondered whether the Fund was global or domestic. Many wanted to make their own asset allocations. So we introduced Acorn International and Acorn USA, which were initially brand extensions of Acorn Fund, for investors who did not want a broad mix of foreign and domestic investments. Over the last 10 years, we've kept Columbia Acorn Fund's foreign weight between 7% and 16% of assets, depending on the opportunities we saw. The Fund's foreign investments focus on stocks that are highly recommended by our international analysts. They include a number of energy and materials companies that we believe to be more attractive than many domestic-based companies in the same industries. In 2009, we also made small and successful investments in some emerging market companies; developing economies had lower debt and seemed likely to grow faster.

Ralph: We had to adapt management of Acorn Fund as it got bigger. Once I wrote a "Squirrel Chatter" comparing a sole portfolio manager of a large fund to a plate spinner at a carnival. As the number of plates increases, the plate spinner has to run frantically to keep them all cranked up. The audience thinks this is hilarious but it is not funny if it is your plates that are crashing to the floor. We had fine results in 1992 and 1993 but we underperformed in 1994 and 1995. Part of the problem was that we ended 1993 with huge positions in two stocks that accounted for 12% of Acorn Fund. It turns out that we let International Game Technologies and Telecommunications Inc. run too long. They went up a lot through 1993 but had violent corrections in 1994. Although they recovered later, these stocks accounted for over half of the Fund's 7.4% drop that year.

Chuck: That underperformance in 1994 and 1995, caused us to think about a lot more than those two stocks. Ralph had been approving virtually all of the transactions for Acorn Fund, and by then the Fund had over 250 stocks in it. Ralph had become a plate spinner! We concluded that senior analysts knew more about their stocks than the portfolio managers did and could manage their stock positions better than portfolio managers.

Ralph: We had lifted out Acorn Fund from Harris Associates in 1992 and launched Wanger Asset Management. When performance lagged in 1994 and 1995, we had the flexibility to create a more analyst-driven investment process.

Chuck: In order to do so, we began to compare analyst results to performance of their coverage assignments, we granted senior analysts trading authority, and we began to more clearly compensate analysts for quantitative performance. Portfolio managers continued to follow stocks personally, approve transactions by newer analysts, and manage industry and foreign weightings. Since then we have improved our systems, but this team-managed approach remains in place. I think that had a lot to do with Columbia Acorn Fund beating its current primary benchmark, the Russell 2500 Index, for 10 straight years from 1996 to 2005.

Of course, in order to have a team-managed Fund, we have to keep building an analyst team. Our directors of research, Rob Mohn on the domestic side and Zach Egan on the international side, have worked diligently to hire fine analysts. They pursue people who they believe can identify good businesses, have accounting and finance skills, possess a passion for investing, and on the international side, have language skills and cultural knowledge.

Ralph: We believe the team at Columbia Wanger Asset Management (CWAM) has done a fine job for many years. Ownership of the management company has changed several times, but core people and processes have remained intact. The Columbia Acorn Trust board has seen to it that CWAM continues to control its own investing process and has the resources to do so. The Columbia Acorn Funds hold a shareholder information meeting in Chicago each September and we get to meet some of the shareholders who have entrusted us to take care of their money. The fact that we have been conscientious and successful doing that is a point of great pride for me and the entire investment team. I'm happy that I was able to set the course for the Columbia Acorn Funds and that Chuck, Rob, Zach and the rest of the team remain on that course.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC
Trustee, Columbia Acorn Trust and Wanger Advisors Trust
Current Lead Portfolio Manager, Columbia Acorn Fund

Ralph Wanger

Retired Founder, Columbia Wanger Asset Management, LLC
Trustee Emeritus, Columbia Acorn Trust and Wanger Advisors Trust
Former Lead Portfolio Manager, Columbia Acorn Fund

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit www.columbiafunds.com for daily and most recent month-end updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

For standard performance data for each of the Columbia Acorn Funds, please see Page 2 of this report.

1  Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectus for eligibility, and other details.

According to Morningstar, Columbia Acorn Fund Class Z ranked #1 of 156 U.S.-based mutual funds in existence since June 10, 1970:

	From Inception to 6/10/2010	10 year	5 year	1 year
Compound return	14.62%	8.15%	3.84%	26.21%
Morningstar ranking	1 of 156	9 of 167	30 of 167	12 of 167

Acorn Fund Class Z performance and Morningstar ranking information updated through June 30, 2010:

	From Inception to 6/30/2010	10 year	5 year	1 year
Compound return	14.46%	7.73%	2.43%	23.20%
Morningstar ranking	1 of 143	10 of 168	44 of 170	17 of 170

Source: ©2010 Morningstar, Inc. All rights reserved.

Morningstar rankings are based on annualized total returns and do not reflect sales charges. Criteria: Open-ended mutual funds; inception date on or before Columbia Acorn Fund; oldest share class only; USD-based currency.

2  "Columbia" was added to the Fund's name in 2003.

3  Shannon Pratt is now chairman and CEO of Shannon Pratt Valuations, Inc., a business valuation firm headquartered in Portland, Oregon. He is also a member of the board of directors of Paulson Capital Corporation, an investment banking firm that specializes in small-cap IPOs.

4  The New York banks that dominated the institutional market at this time believed that the best portfolios should own the best companies and they were willing to own these stocks regardless of price. As a result, many institutional investors owned the same 50 stocks. Other terms for these stocks were "Vestal Virgins" or "one-decision" stocks.

5  Beefsteak Mines was an enticing investment opportunity in the 1940 film, "The Bank Dick," which starred W.C. Fields.

6  Over the last 40 years, small-cap stocks, as represented by the Russell 2000 Index and linked to the Ibbotson US Small Stock Index for the period prior to the Russell 2000's inception, have outperformed large-cap stocks, as represented by the S&P 500 Index. Small caps had an 11.88% total return for the 40 years through 6/30/2010, while large caps had a 10.28% gain.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

January 1, 2010 – June 30, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	967.00	1,019.59	5.12	5.26	1.05
Class B	1,000.00	1,000.00	963.40	1,016.17	8.47	8.70	1.74
Class C	1,000.00	1,000.00	963.10	1,015.62	9.00	9.25	1.85
Columbia Acorn International
Class A	1,000.00	1,000.00	954.10	1,018.40	6.25	6.46	1.29
Class B	1,000.00	1,000.00	950.70	1,014.88	9.67	9.99	2.00
Class C	1,000.00	1,000.00	950.50	1,014.38	10.16	10.49	2.10
Columbia Acorn USA
Class A	1,000.00	1,000.00	936.20	1,018.45	6.14	6.41	1.28
Class B	1,000.00	1,000.00	932.30	1,014.63	9.82	10.24	2.05
Class C	1,000.00	1,000.00	932.80	1,014.53	9.92	10.34	2.07
Columbia Acorn International Select
Class A	1,000.00	1,000.00	961.00	1,017.36	7.29	7.50	1.50
Class B**	1,000.00	1,000.00	958.40	1,013.88	10.68	10.99	2.20
Class C	1,000.00	1,000.00	957.10	1,013.14	11.40	11.73	2.35

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Select
Class A	1,000.00	1,000.00	950.90	1,018.60	6.05	6.26	1.25
Class B	1,000.00	1,000.00	947.70	1,015.17	9.37	9.69	1.94
Class C	1,000.00	1,000.00	947.30	1,014.53	9.99	10.34	2.07
Columbia Thermostat Fund**
Class A	1,000.00	1,000.00	979.50	1,022.32	2.45	2.51	0.50
Class B	1,000.00	1,000.00	978.20	1,019.84	4.90	5.01	1.00
Class C	1,000.00	1,000.00	977.00	1,018.60	6.13	6.26	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2010.

**Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

FMC Technologies	1.2%
lululemon athletica	1.1%
Fugro	0.8%
Pacific Rubiales Energy	0.8%
Abercrombie & Fitch	0.6%
Atwood Oceanics	0.6%
Chico's FAS	0.6%
iGate	0.5%
Knoll	0.4%
Herman Miller	0.4%
Coldwater Creek	0.1%
Steelcase	0.1%

The stock market went into reverse in the second quarter of 2010, more than offsetting first quarter gains. Columbia Acorn Fund fell 9.80% (Class A shares, without sales charge) in the second quarter and 3.30% in the six-month period ended June 30, 2010. The Fund performed slightly better than its primary benchmark, the Russell 2500 Index, in the quarter, but underperformed it modestly in the half. The Fund and its primary benchmark beat the large-cap S&P 500 Index during both periods. See Page 3 for performance data.

Columbia Acorn Fund's retail stocks, which jumped 95% in 2009 and 12% in the first quarter of 2010, were marked down severely in the second quarter and caused much of the Fund's year-to-date underperformance. Fundamentals for retailers have generally been good, but their stocks appear to be discounted by the possibility of a double-dip recession. Teen apparel retailer Abercrombie & Fitch fell 33% in the quarter and 11% in the half, while women's specialty retailer Chico's FAS dropped 31% and 29%, respectively. Another women's apparel company, Coldwater Creek, submerged 52% in the quarter on concerns about excess inventories. The Fund's largest apparel company, premium yoga apparel retailer lululemon athletica, had exceptionally fine results but its stock nonetheless did a downward dog, falling 10% during the quarter. lululemon athletica was up 23% during the half.

Domestic energy stocks also hurt results. None of the Fund's holdings were directly involved in the BP oil spill, but some suffered collateral damage from the perception of increased risk and the actual moratorium on Gulf of Mexico drilling. Offshore driller Atwood Oceanics sank 26% in the quarter and 29% in the half, while oil and gas wellhead maker FMC Technologies fell 19% and 9%.

In contrast, office furniture stocks were sturdy. They had gotten very cheap and, unlike during the last economic cycle, there is currently no glut of used furniture. As orders improved, so did the stocks. Office furniture makers Knoll, Steelcase and Herman Miller were each up 5% to 21% in the quarter and 18% to 29% in the half.

Columbia Acorn Fund's top dollar winner in the quarter was iGate, up 32%. This India-based IT and business process outsourcing company continues to grow nicely, as its key customers, Canadian financial service companies, are doing well. The Fund's top dollar winner for the half was industrial gas distributor Airgas, up 35% on a takeover offer. We sold the stock in the first quarter.

Foreign stocks were down 7.83% in the quarter, somewhat less than the Fund, but off slightly more than the Fund in the half, falling 4.23%. Colombian oil producer Pacific Rubiales Energy was the Fund's second largest dollar winner in both periods, up 15% in the quarter and 52% in the half as it successfully reinvested cash flow into oil exploration. Sub-sea oilfield services company Fugro, in contrast, was the Fund's largest dollar loser in the quarter, off 28%. Columbia Acorn Fund's foreign holdings remained at about 10.7% in the quarter.

Small- and mid-cap stocks outperformed large caps last year and during the first half of this year. By most measures they appear somewhat expensive compared to larger caps. However, small- and mid-cap earnings growth exceeded large-cap gains in the first quarter of 2010 after lagging for several years. Small companies tend to be more innovative and flexible than larger ones, and most won't be hurt by the recent drop in the euro. Consequently, we think small-cap earnings can continue to outperform, which could bode well for small-cap stocks.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares – LACAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-3.30% -8.86	22.83% 15.76	2.14% 0.94	7.14% 6.49
Returns after taxes on distributions	NAV POP	-3.33 -8.88	22.79 15.73	1.45 0.26	6.38 5.74
Returns after taxes on distributions and sale of fund shares	NAV POP	-2.14 -5.76	14.84 10.25	1.90 0.86	6.15 5.56
Russell 2500 Index (pretax)**		-1.69	24.03	0.98	4.78

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.07%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Crown Castle International Communications Towers	1.7%
2.	Ametek Aerospace/Industrial Instruments	1.3%
3.	Donaldson Industrial Air Filtration	1.3%
4.	Mettler Toledo Laboratory Equipment	1.3%
5.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.2%
6.	tw telecom Fiber Optic Telephone/Data Services	1.1%
7.	lululemon athletica Premium Active Apparel Retailer	1.1%
8.	Amphenol Electronic Connectors	1.1%
9.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.0%
10.	Bally Technologies Slot Machines & Software	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $13.9 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Aeon Delight	0.8%
Start Today	0.8%
Ain Pharmaciez	0.6%

Columbia Acorn International was down 7.73% (Class A shares, without sales charge) in the second quarter of 2010. This compares with a 9.15% drop of its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index. For the six-month period ended June 30, 2010, the Fund was down 4.59% vs. the benchmark drop of 4.96%. On both a quarterly and year-to-date basis, international small-cap stocks continued to post better returns than their large cap counterparts. The large-cap focused MSCI EAFE Index was down 13.97% in the second quarter and 13.23% in the first half. This extends a trend of small-cap outperformance. On trailing three- and five-year numbers, the S&P $500m to $5b cap range international stock universe, excluding emerging market securities, has led the MSCI EAFE Index (which does not contain emerging markets securities) by an annualized 2.27% and 2.80%, respectively.

Continental Europe led the quarterly decline in both the Fund and the benchmark, as investors pondered the prospects for default of one or more of the financially stressed eurozone member states such as Greece or Spain. We agree that the trends in public debt and deficits are worrying and that concern extends to creditor states like Germany, whose banks hold large quantities of public and private debt emanating from its weaker neighbors. However, we believe that the situation is more likely to result in a tighter monetary union, with more effective fiscal constraints on member states, than in the demise of the now 11-year-old euro currency. Consistent with these views, we maintained the Fund's overweight position in continental Europe, which has been the source of many of our best ideas and investment returns in recent years, and we did not categorically avoid the most vulnerable eurozone states.

Within the troubled eurozone states, we have strived to identify investments that should do well even if their capital costs increase with a perceived increase in risk. For example, at quarter end, the Fund had 1.6% of its capital invested in electric transmission companies in Spain, Portugal and Italy. We believe capacity shortfalls and new requirements associated with renewable sources will result in large investments in these networks, and that the regulated returns on these investments will facilitate pricing structures that offset rising capital costs. It's worth noting that continental Europe was a positive contributor to relative return in the quarter due to good stock selection.

Japan, home to an average 17% of the Fund's assets during the quarter, was the best performing region in the Fund, and fueled about half of its relative outperformance. Japanese securities held by the Fund were off 0.2% while Japanese small caps in general were down 5.8%. The difference can be explained by a few big winners in the quarter. Start Today, an online apparel retailer, was up 50% as continuing strong monthly sales figures reflect an industry shift to online purchasing. Ain Pharmaciez, a pharmacy chain operator, was up 40% after guiding investors to expect another strong fiscal year and the stock gained greater visibility with a stock listing move to a more prominent segment of the Tokyo Exchange. Aeon Delight, the biggest facility maintenance company in Japan, returned 38% after announcing an acquisition expected to immediately contribute to earnings per share. Unicharm PetCare, a maker of pet food and toiletries, jumped 34% after its parent company sought an additional 31% stake to facilitate a full takeover of the company.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
International

At a Glance (Class A Shares – LAIAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-4.59% -10.08	18.54% 11.72	7.45% 6.19	5.86% 5.22
Returns after taxes on distributions	NAV POP	-5.11 -10.57	17.90 11.12	6.61 5.35	5.11 4.47
Returns after taxes on distributions and sale of fund shares	NAV POP	-2.99 -6.56	12.04 7.61	6.51 5.40	5.02 4.44
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index (pretax)**		-4.96	18.65	6.51	8.94

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.36%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Olam International (Singapore) Agriculture Supply Chain Manager	1.5%
2.	Naspers (South Africa) Media in Africa & Other Emerging Markets	1.5%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.4%
4.	Localiza Rent A Car (Brazil) Car Rental	1.3%
5.	Serco (United Kingdom) Facilities Management	1.3%
6.	Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.1%
7.	Hexagon (Sweden) Measurement Equipment	1.1%
8.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.0%
9.	Asian Paints (India) India's Largest Paint Company	1.0%
10.	ShawCor (Canada) Oil & Gas Pipeline Products	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $4.5 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

FMC Technologies	2.0%
AmeriCredit	1.6%
Atwood Oceanics	1.5%
Bally Technologies	1.4%
ESCO Technologies	1.2%
lululemon athletica	1.1%
Abercrombie & Fitch	0.8%
Blue Coat Systems	0.7%
Core Laboratories	0.6%
Global Payments	0.5%
RCM Technologies	0.3%
Green Bankshares	0.3%
Carrizo Oil & Gas	0.2%

Columbia Acorn USA ended the second quarter of 2010 down 12.17% (Class A shares, without sales charge) while its primary benchmark, the Russell 2000 Index, fell 9.92%. Talk of a double-dip recession and a continued sluggish economy changed the course of market performance in the second quarter, more than erasing first quarter gains. Year to date through June 30, 2010, the Fund was down 6.38% while its primary benchmark was off 1.95%.

As we've mentioned in the past, our energy investments for Columbia Acorn USA have largely focused on offshore oil service companies. The oil disaster in the Gulf of Mexico drove a sell-off in this sector, as the current moratorium on Gulf drilling decreased current demand for deepwater services and new regulations will likely drive up future drilling costs. Atwood Oceanics, an offshore drilling contractor, and FMC Technologies, an oil and gas wellhead manufacturer, were down 26% and 19%, respectively, in the quarter despite having very limited exposure to any Gulf drilling activity and no involvement in the BP crisis. For the six-month period ended June 30, Atwood Oceanics was down 29% and FMC was off 9%.

Consumer stocks were hit hard during the second quarter. Teen apparel retailer Abercrombie & Fitch dropped nearly 33% due to poor April sales in tourist-oriented stores and recession concerns. Bally Technologies, a maker of slot machines, fell 20% in the quarter on lower expectations for slot machine replacement sales, and lagged in the half with a 22% drop.

Individual stocks that struggled in the quarter included auto lender AmeriCredit, down 23% despite reporting strong earnings and lower loan losses. The stock fell on anxiety over the financial health of U.S. borrowers. Blue Coat Systems, a provider of Internet network security services, suffered a steep drop in European sales. Its stock fell 34% in the quarter, and it was also among the Fund's underperformers for the first six months of the year, with a 28% drop.

Another laggard for the half year was credit card processor Global Payments, which fell 32% on concerns of increased competition in the Canadian market. Carrizo Oil & Gas, an oil and gas producer, continued to struggle as U.S. natural gas prices fell. ESCO Technologies, a maker of automatic electric meter readers, ended the six months down 28% on fears the company will not win a California natural gas meter contract.

One of the quarter's few bright spots was Tennessee bank Green Bankshares, which gained 57% in the second quarter after breaking a string of three consecutive quarterly losses. RCM Technologies, a provider of technology and engineering services, gained 42% in the quarter after receiving an acquisition offer. Bucking the downward trend in energy stocks, Core Laboratories gained 13% in the quarter and traded higher than its 2008 peak. The company provides oil and gas reservoir consulting services.

Turning to the six month period, top performance came from Novell, a business software developer that gained 40% on news that Elliott Associates was taking the company private. We opted to sell the Fund's position in the stock and put the assets into other names that we believe have more upside potential. Green Bankshares' semiannual gain topped 261%. lululemon athletica, a retailer of premium yoga apparel for women, enjoyed a more than 23% gain thanks to earnings that nearly tripled from the prior year.

The first half of 2010 has been frustrating, but recent market weakness is providing many investment opportunities in attractively priced small-cap companies that we believe have strong prospects for the future. Looking at the bigger picture, there is no denying the horde of problems facing the world: the stability of the euro, the housing crisis, unemployment, the over-indebted American consumer, the Gulf oil spill. It's certainly easy to despair over these issues and hide out in cash. More difficult, but potentially more profitable, is to realize that however daunting they may seem, economic problems have a habit of resolving over time.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares – LAUAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-6.38% -11.76	22.38% 15.34	-0.94% -2.11	6.40% 5.75
Returns after taxes on distributions	NAV POP	-6.38 -11.76	22.38 15.34	-1.40 -2.56	6.09 5.45
Returns after taxes on distributions and sale of fund shares	NAV POP	-4.14 -7.64	14.55 9.97	-0.72 -1.70	5.67 5.08
Russell 2000 Index (pretax)**		-1.95	21.48	0.37	3.84

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.32%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	tw telecom Fiber Optic Telephone/Data Services	2.7%
2.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.0%
3.	Ametek Aerospace/Industrial Instruments	1.9%
4.	Informatica Enterprise Data Integration Software	1.8%
5.	SL Green Realty Manhattan Office Buildings	1.7%
6.	Nordson Dispensing Systems for Adhesives & Coatings	1.6%
7.	SBA Communications Communications Towers	1.6%
8.	AmeriCredit Auto Lending	1.6%
9.	Mettler Toledo Laboratory Equipment	1.6%
10.	Micros Systems Information Systems for Restaurants & Hotels	1.5%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Naspers	5.5%
Pacific Rubiales Energy	3.6%
Zhaojin Mining Industry	3.4%
Eldorado Gold	3.3%
Cobham	2.6%
Fugro	2.1%
Micro Focus	2.1%
Ain Pharmaciez	1.7%
Red Eléctrica de Espana	1.2%

Columbia Acorn International Select ended the second quarter of 2010 down 5.60% (Class A shares, without sales charge), holding up far better than the 10.15% drop of its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index. For the first half of 2010, the Fund was down 3.90% while its primary benchmark declined 6.52%. The Fund's relative performance was hurt in the first quarter by the strong performance of more cyclical names as investors hoped for a return to solid global economic growth. In the second quarter, the performance of these riskier names declined and the higher quality names in the Fund's portfolio fared better as indicators pointed to disappointing economic growth. We continue to favor companies with stronger franchises, better earnings visibility and more solid balance sheets, as we believe it is likely the global equity markets will remain volatile for some time.

Top performers for the second quarter and half year periods included two gold mining companies: Canada's Eldorado Gold, up more than 47% in the quarter and 26% in the half, and China's Zhaojin Mining Industry, up 22% in the quarter and 21% year to date. Both stocks benefited from rising gold prices in addition to strong production and exploration profiles. Japan's Ain Pharmaciez gained 40% in the quarter and ended the six months up 71%. The pharmacy chain operator provided a strong earnings outlook and moved its stock listing to a more prominent segment of the Tokyo Exchange. Pacific Rubiales Energy, an oil production and exploration company with assets in Colombia, gained 15% in the quarter and ended the half year up 52%. The company has wisely reinvested cash flow into further successful oil exploration. Benefiting from the Chinese government's focus on medical care reform, Shandong Weigao, a manufacturer of hospital consumables, gained 13% in the quarter and ended the half year up 42%. We opted to take our profits on the stock given its high valuation, and sold the Fund's position.

Naspers, a media company with assets in South Africa and other emerging markets, was the biggest detractor to Fund gains in both the quarter and half, falling 23% and 17% for the respective periods. Naspers has been a top contributor to performance for several quarters, but concerns about a possible slowdown at its major investment Tencent, an Internet service provider in China, caused a setback. Red Eléctrica de Espana, a Spanish power transmission company, was off 33% for the quarter and 34% for the half, as concerns grew about Spain's financial stability and the Spanish stock market sold off heavily. Cobham, a UK manufacturer of aerospace components, was down 18% for the quarter and 21% for the semiannual period due to concerns that the British and U.S. governments will cut defense budgets. Micro Focus, a UK legacy software provider, was a new addition to the Fund in the quarter, but got off to a rocky start with a 26% drop due to the resignation of the company's chief financial officer. Earnings data released in the second quarter, however, came in strong and met expectations. Dutch sub-sea oilfield services provider Fugro fell 28% in the quarter and ended the half down 18%, tracking the oil services sector that was rocked due to the BP oil spill in the Gulf of Mexico.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
International Select

At a Glance (Class A Shares – LAFAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-3.90% -9.43	15.15% 8.53	6.67% 5.42	3.60% 2.97
Returns after taxes on distributions	NAV POP	-4.36 -9.86	14.60 8.01	6.36 5.11	3.43 2.80
Returns after taxes on distributions and sale of fund shares	NAV POP	-2.54 -6.13	9.84 5.54	5.84 4.74	3.17 2.61
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index (pretax)**		-6.52	12.73	3.42	6.06

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.58%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Naspers (South Africa) Media in Africa & Other Emerging Markets	5.5%
2.	Serco (United Kingdom) Facilities Management	5.2%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.2%
4.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.6%
5.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	3.4%
6.	Pan American Silver (Canada) Silver Mining	3.4%
7.	Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	3.3%
8.	Jiangsu Expressway (China) Chinese Toll Road Operator	3.1%
9.	NHN (South Korea) South Korea's Largest Online Search Engine	3.0%
10.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $384.7 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Opinions expressed are those of the author and are not necessarily those of the Advisor, its parent organizations or the Columbia Acorn Trust Board.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 6/30/10

Pacific Rubiales Energy	7.2%
ITT Educational Services	3.9%
Abercrombie & Fitch	2.8%
Canadian Solar	1.7%
Canacol Energy	1.6%

Columbia Acorn Select lost 12.43% (Class A shares, without sales charge) in the second quarter of 2010 giving the Fund a year-to-date return of -4.91%. The Fund's loss in the quarter was worse than the S&P MidCap 400 Index's drop of 9.59% and the large-cap S&P 500 Index's 11.43% decline. The market sold off considerably in the second quarter as fears that the U.S. economy is going back into recession grew.

We had only a handful of stocks that were up in the quarter. Of these, two energy names, Pacific Rubiales Energy and Canacol Energy, added 1.1% of return to our portfolio in the quarter. Both companies continue to have success finding oil in Colombia. SkillSoft, a provider of web-based learning tools, was acquired by a group of private investors in the quarter and contributed 0.4% to the portfolio. On the downside, the names were numerous, but Canadian Solar (CSIQ, a solar cell and module manufacturer) cost the Fund 1.7% of total portfolio performance in the second quarter. CSIQ lost ground due to falling solar cell prices and fears that Germany's subsidy cut to the solar industry would hurt demand for new solar installation. Teen apparel retailer Abercrombie & Fitch and ITT Educational Services (ESI) each cost the Fund 1.2% of portfolio performance in the quarter. The latter fell hard on proposed government regulation that could impact providers of post-secondary degree programs like ITT Educational Services. We trimmed ESI's position size in the portfolio in anticipation of the government attacking this industry, but we still own the company because we strongly believe that it educates a portion of American students that traditional not-for-profit colleges largely ignore.

It was a terrible quarter for trying to build capital. We did use the market weakness to invest a couple of percent of the Fund's cash into companies we felt were oversold and that show growth potential in a sluggish economy. The Fund's cash level at the end of the period was 6.5%. In the quarter, we sold out of four companies, had SkillSoft acquired and added five new companies to the portfolio.

According to a U.S. Treasury Department report that was recently released, the U.S. is estimated to run a $1.6 trillion dollar budget deficit this year alone. This will be greater than 10.5% of the country's gross domestic product (GDP) for the year, a mind boggling number. If GDP is down 3% in a year, that would cause a really rough recession, but if all the deficit spending was withdrawn in the next year, thus a minus 10% economy, well, heaven help us. As I see it, over the next several years the U.S. has to reduce this deficit spending while increasing employment to get the country heading toward a sound footing. If not, I believe we may run into a nasty currency crisis. Executing on this strategy will not be an easy task. If the deficit spending is withdrawn too fast, I believe the country could go into recession. But, allowing a budget deficit this big for too long is likely to cause pain to this generation and the next through inflation and/or massive tax increases. Getting unemployment down when the country is already deficit spending like crazy is going to be tricky. I think it needs to start with less government legislation and regulation, which has been keeping our businesses from adding employees until they can understand what is happening in their industries. Uncertainty is a killer in any capital market.

I'm not looking for the next couple of years to be easy, but I never do. Our Fund's portfolio will remain focused on businesses that we feel can grow in a soft economy.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares – LTFAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-4.91% -10.38	26.92% 19.62	2.88% 1.67	6.57% 5.92
Returns after taxes on distributions	NAV POP	-4.91 -10.38	26.92 19.62	2.59 1.39	6.33 5.68
Returns after taxes on distributions and sale of fund shares	NAV POP	-3.19 -6.75	17.50 12.75	2.50 1.46	5.78 5.19
S&P MidCap 400 Index (pretax)**		-1.36	24.93	2.21	5.01

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.30%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/10

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/10

1.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	7.2%
2.	Sanmina-SCI Electronic Manufacturing Services	5.9%
3.	Hertz Largest U.S. Rental Car Operator	4.4%
4.	Safeway Supermarkets	4.1%
5.	ITT Educational Services Post-secondary Degree Services	3.9%
6.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.6%
7.	Crown Castle International Communications Towers	3.1%
8.	Abercrombie & Fitch Teen Apparel Retailer	2.8%
9.	WNS-ADR (India) Offshore BPO (Business Process Outsourcing) Services	2.6%
10.	Expedia Online Travel Services Company	2.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.8 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund fell 6.75% (Class A shares, without sales charge) in the second quarter of 2010, outperforming the 11.43% drop in the Fund's primary equity benchmark, the S&P 500 Index, but underperforming the 3.49% gain of the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary debt benchmark. For the six-month period ended June 30, 2010, Columbia Thermostat Fund was off 2.05% vs. a 6.65% drop in the S&P 500 Index and a 5.33% gain for the Barclays Capital U.S. Aggregate Bond Index.

The Fund's bond holdings performed well in a quarter that saw equity markets decline as concerns about the health of the U.S. economy grew. The bond segment had a weighted average return of 2.47% in the quarter and was up 5.01% for the half year. Columbia U.S. Treasury Index Fund was the leading performer in the portfolio for both periods.

On the equity side, losses in the quarter ranged from a 7.68% drop in Columbia Acorn International to a 13.45% decline for Columbia Contrarian Core Fund. The equity component's weighted average loss was 10.54% for the quarter and 5.78% for the half year. For the six-month period, Columbia Acorn Fund held up best with a 3.16% drop while Columbia Contrarian Core Fund was hardest hit with an 8.56% decline.

Columbia Thermostat Fund has provided a sound investment option for these volatile times. By design, the Fund takes advantage of the market's ups and downs to sell stocks on strength and buy them on weakness. The Fund reduced its stock exposure as the market rallied in April, and then hiked stock positions when the market swooned in May. As of June 30, 2010, Columbia Thermostat Fund had about 75% of its assets in stock funds and 25% in bond funds.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2010

Stock Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Acorn International Z	20%	-7.68%	-4.45%
Columbia Dividend Income Fund Z	20%	-9.86%	-5.87%
Columbia Acorn Fund Z	15%	-9.75%	-3.16%
Columbia Marsico Growth Fund Z	15%	-12.75%	-7.80%
Columbia Acorn Select Z	10%	-12.36%	-4.75%
Columbia Contrarian Core Fund Z	10%	-13.45%	-8.56%
Columbia Large Cap Enhanced Core Fund Z	10%	-11.03%	-6.73%
Weighted Average Equity Return/Loss	100%	-10.54%	-5.78%
Bond Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund Z	50%	2.10%	5.22%
Columbia U.S. Treasury Index Fund Z	30%	4.61%	5.63%
Columbia Conservative High Yield Fund Z	20%	0.19%	3.50%
Weighted Average Income Return	100%	2.47%	5.01%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 15, 2010	65% stocks, 35% bonds
May 17, 2010	75% stocks, 25% bonds
May 21, 2010	80% stocks, 20% bonds
June 21, 2010	75% stocks, 25% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat
Fund

At a Glance (Class A Shares – CTFAX)

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Please visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Shares)

through June 30, 2010

Inception 3/3/03		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-2.05% -7.68	20.23% 13.32	2.17% 0.96	5.81% 4.96
Returns after taxes on distributions	NAV POP	-2.49 -8.09	19.70 12.81	0.60 -0.58	4.48 3.64
Returns after taxes on distributions and sale of fund shares	NAV POP	-1.33 -4.99	13.15 8.66	1.24 0.22	4.49 3.75
S&P 500 Index (pretax)**		-6.65	14.43	-0.79	4.88
Barclays Capital U.S. Aggregate Bond Index (pretax)**		5.33	9.50	5.54	5.07
Lipper Flexible Portfolio Funds Index (pretax)		-3.81	15.48	2.78	6.45

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2011. Class A expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.60% and 1.32%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/10

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/10

Stock Mutual Funds

Columbia Acorn International, Class Z	20%
Columbia Dividend Income Fund, Class Z	20%
Columbia Acorn Fund, Class Z	15%
Columbia Marsico Growth Fund, Class Z	15%
Columbia Acorn Select, Class Z	10%
Columbia Contrarian Core Fund, Class Z	10%
Columbia Large Cap Enhanced Core Fund, Class Z	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class Z	50%
Columbia U.S. Treasury Index Fund, Class Z	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through June 30, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $117.1 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Information
AboveNet	600,000	1,000,000
ANSYS	2,083,291	2,100,000
Atmel	4,600,000	5,840,000
Constant Contact	684,245	1,400,000
Entegris	3,750,000	4,500,000
FTI Consulting	650,000	900,000
Jack Henry & Associates	0	920,000
Monolithic Power Systems	960,000	1,000,000
NetSuite	1,249,115	1,800,000
ON Semiconductor	3,214,000	3,440,000
Terremark Worldwide	0	1,000,000
Tyler Technologies	1,842,218	2,032,845
Virtusa	1,926,700	2,000,000
WNS - ADR (India)	933,334	1,000,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,200,000	2,225,287
Acuity Brands	1,300,000	1,440,000
Clean Harbors	180,000	280,000
Generac	1,447,115	1,600,000
GrafTech International	1,680,000	1,980,000
Kansai Paint (Japan)	2,024,000	2,200,000
Kennametal	0	1,200,000
Mills Estruturas e Servicios de Engenha (Brazil)	0	1,800,000
Nordson	1,178,724	1,500,000
Spartan Motors	0	900,000
Consumer Goods & Services
Charming Shoppes	7,500,000	9,800,000
Coldwater Creek	4,528,738	4,950,442
Dress Barn	0	1,200,000
Express	0	1,008,000
IFM Investments (Century 21 China RE) - ADR (China)	1,195,400	1,325,000
Jarden	1,470,000	1,720,000
Jones Apparel Group	0	225,000
Kenneth Cole Productions	0	400,000
Lifestyle International (Hong Kong)	12,738,300	14,000,000
Localiza Rent A Car (Brazil)	0	1,100,000
Pier 1 Imports	3,000,000	4,500,000
Rue21	495,000	1,034,000
Talbots	4,250,000	4,900,000
Tesla	0	294,000
True Religion Apparel	2,175,000	2,475,000
Wet Seal	2,984,430	5,000,000
Finance
Associated Banc-Corp	3,737,900	5,063,800
City National	445,000	745,000

	Number of Shares
	03/31/10	06/30/10
Valley National Bancorp	5,718,205	6,004,115
Whitney Holding	849,562	1,600,000
Health Care
Acorda Therapeutics	1,300,000	1,500,000
AMAG Pharmaceuticals	900,000	1,100,000
Amylin Pharmaceuticals	0	1,055,762
Array Biopharma	0	3,500,000
HMS Holdings	0	400,000
Idenix Pharmaceuticals	0	1,917,820
Isis Pharmaceuticals	1,048,600	2,261,347
Micromet	2,500,000	3,463,611
Nektar Therapeutics	3,052,000	3,300,000
NPS Pharmaceuticals	2,749,973	3,112,776
Seattle Genetics	4,123,200	4,951,226
Sirona Dental Systems	1,050,000	1,500,000
The Medicines Company	0	1,750,000
Xenoport	0	2,100,000
Energy & Minerals
Alexco Resource	1,500,000	2,400,000
Baytex (Canada)	347,600	650,000
Black Diamond Group (Canada)	0	500,000
Canacol Energy (Colombia)	0	6,300,000
Core Laboratories (Netherlands)	290,000	348,000
Gulfmark Offshore	0	308,303
Oasis Petroleum	0	228,200
Pan American Silver (Canada)	450,000	880,000
Petrolifera Petroleum (Colombia)	0	8,000,000
Petromanas (Canada)	0	37,500,000
Rosetta Resources	425,000	779,000
St. Mary Land & Exploration	0	715,000
Tahoe Resources (Canada)	0	236,400
Other Industries
BioMed Realty Trust	3,700,000	4,000,000
Dupont Fabros Technology	0	900,000
Education Realty Trust	0	3,000,000
World Fuel Services	925,000	1,110,000

See accompanying notes to financial statements.

	Number of Shares
	03/31/10	06/30/10
Sales
Information
Amphenol	3,800,000	3,750,000
Cogent Communications	4,200,000	3,400,000
Crown Castle International	6,575,000	6,300,000
Global Payments	2,919,000	2,429,000
Hexagon (Sweden)	5,200,000	5,070,000
Hong Kong Exchanges and Clearing (Hong Kong)	2,125,000	1,790,000
Informatica	6,100,000	5,200,000
Integrated Device Technology	2,110,000	1,460,000
Jupiter Telecommunications (Japan)	39,926	17,770
Mediacom Communications	4,000,000	3,000,000
Sanmina-SCI	2,950,000	2,800,000
SES (France)	702,000	0
Singapore Exchange (Singapore)	10,000,000	8,000,000
Teradata	220,000	0
VisionChina Media - ADR (China)	2,194,499	1,500,000
Zebra Technologies	1,590,000	1,505,000
Industrial Goods & Services
Crown Holdings	400,000	0
Drew Industries	1,400,000	1,260,000
Expeditors International of Washington	3,300,000	3,200,000
M/I Homes	384,000	284,000
Martin Marietta Materials	615,000	350,000
Mine Safety Appliances	1,975,000	1,700,000
Mobile Mini	1,750,000	1,600,000
Novozymes (Denmark)	363,000	340,000
Oshkosh	2,350,000	2,200,000
Pall	2,150,000	1,800,000
Quanta Services	1,970,000	1,950,000
Serco (United Kingdom)	3,000,000	2,900,000
Simpson Manufacturing	850,000	700,000
Sociedad Quimica y Minera de Chile - ADR (Chile)	2,000,000	1,750,000
UTI Worldwide	1,500,000	1,000,000
Waste Connections	1,200,000	1,115,000
Watsco	550,000	350,000
WW Grainger	1,000,000	900,000
Consumer Goods & Services
Abercrombie & Fitch	3,100,000	2,835,000
Avis Budget Group	4,700,000	4,600,000
Choice Hotels	1,100,000	970,000
Coach	2,800,000	2,100,000
Expedia	4,600,000	4,500,000
Gaylord Entertainment	4,000,000	3,128,400
Helen of Troy	1,700,000	1,600,000
ITT Educational Services	1,250,000	1,030,000

	Number of Shares
	03/31/10	06/30/10
J Crew Group	2,564,000	2,219,000
Lifetime Fitness	2,150,000	1,960,000
lululemon athletica	4,685,000	4,135,000
New Oriental Education & Technology - ADR (China)	300,000	230,000
P.F. Chang's China Bistro	650,000	370,000
Princeton Review	3,000,000	2,970,000
Saks	6,100,000	5,225,000
SkillSoft - ADR	9,500,000	0
Smart Balance	3,000,000	2,000,000
Steelcase	3,000,000	1,355,500
Thor Industries	1,240,000	1,190,000
Urban Outfitters	3,805,000	3,005,000
Finance
AmeriCredit	7,235,000	7,085,000
Assurant	1,200,000	700,000
Berkshire Hills Bancorp	234,693	65,991
Cullen/Frost Bankers	640,000	240,000
GATX	1,530,000	1,480,000
H&E Equipment Services	3,300,000	3,033,300
HCC Insurance Holdings	1,777,995	1,200,000
Housing Development Finance (India)	450,000	325,000
People's United	3,200,000	0
SEI Investments	6,448,000	6,198,000
SVB Financial Group	1,360,000	1,260,000
TriCo Bancshares	1,200,000	1,100,000
World Acceptance	1,532,600	1,505,202
Health Care
Auxilium Pharmaceuticals	1,350,000	751,601
Beckman Coulter	350,000	0
BioMarin	3,250,000	3,205,000
Charles River Laboratories	500,000	0
Emdeon	800,000	0
Healthcare Services Group	850,000	0
Healthspring	157,904	0
Human Genome Sciences	1,800,000	1,100,000
Idexx Laboratories	665,000	500,000
Illumina	1,300,000	1,100,000
Immucor	1,000,000	980,503
InterMune	780,000	0
Ironwood Pharmaceuticals	440,000	0
Kinetic Concepts	800,000	306,696
Onyx Pharmaceuticals	800,000	639,920
Psychiatric Solutions	872,391	0
QIAGEN (Netherlands)	1,675,000	1,435,000
United Therapeutics	660,000	560,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited), continued

	Number of Shares
	03/31/10	06/30/10
Sales (continued)
Energy & Minerals
Carrizo Oil & Gas	900,000	583,000
Dockwise (Norway)	156,655	0
Fugro (Netherlands)	2,809,568	2,570,626
Gran Tierra Energy (Colombia)	4,000,000	1,400,000
Oceaneering International	1,000,000	275,000
Silver Wheaton (Canada)	2,700,000	2,450,000
Southwestern Energy	2,975,000	2,160,000
St. Mary Land & Exploration	285,000	0
Tetra Technologies	600,000	0
Ultra Petroleum	975,000	910,000
Vaalco Energy	1,500,000	750,000
Other Industries
American Campus Communities	900,000	0
Ascendas REIT (Singapore)	22,000,000	15,000,000
Digital Realty Trust	850,000	770,000
Northeast Utilities	2,200,000	1,500,000
Old Dominion Freight Lines	150,000	100,000
Red Eléctrica de Espana (Spain)	500,000	333,000
SL Green Realty	440,000	150,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 95.7%
Information 25.6%
	> Business Software 5.4%
5,200,000	Informatica (a)(b)	$124,176
	Enterprise Data Integration Software
2,100,000	ANSYS (a)	85,197
	Simulation Software for Engineers & Designers
2,440,544	Micros Systems (a)	77,780
	Information Systems for Restaurants & Hotels
12,500,000	Novell (a)	71,000
	Directory, Operating System & Identity Management Software
1,100,000	Quality Systems	63,789
	IT Systems for Medical Groups & Ambulatory Care Centers
2,250,000	Blackbaud (b)	48,982
	Software & Services for Non-profits
1,035,000	Concur Technologies (a)	44,174
	Web Enabled Cost & Expense Management Software
2,032,845	Tyler Technologies (a)(b)	31,550
	Financial, Tax, Court & Document Management Systems for Local Governments
1,400,000	Constant Contact (a)(c)	29,862
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,425,000	Kenexa (a)(b)	29,100
	Recruiting & Workforce Management Solutions
1,000,000	Red Hat (a)	28,940
	Maintenance & Support for Open Source & Middleware
700,000	Blackboard (a)	26,131
	Education Software
1,800,000	NetSuite (a)(c)	22,752
	End to End IT Systems Solutions Delivered Over the Web
920,000	Jack Henry & Associates	21,970
	Systems Financial Institutions
3,700,000	Actuate (a)(b)	16,465
	Information Delivery Software & Solutions
4,800,000	Art Technology Group (a)	16,416
	Software & Tools to Optimize Websites for E-Commerce
700,000	Avid Technology (a)	8,911
	Digital Nonlinear Editing Software & Systems
1,000,000	InContact (a)	2,450
	Call Center Systems Delivered via the Web & Telecommunications Services
		749,645
	> Computer Hardware & Related Equipment 2.7%
3,750,000	Amphenol	147,300
	Electronic Connectors
1,140,000	Dolby Laboratories (a)	71,466
	Audio Technology for Consumer Electronics
2,225,000	II-VI (a)(b)	65,927
	Laser Optics & Specialty Materials
1,505,000	Zebra Technologies (a)	38,182
	Bar Code Printers
800,000	Nice Systems - ADR (Israel) (a)	20,392
	Audio & Video Recording Solutions

Number of Shares		Value (000)
970,000	Netgear (a)	$17,305
	Networking Products for Small Business & Home
605,000	Stratasys (a)(c)	14,859
	Rapid Prototyping Systems
		375,431
	> Instrumentation 2.7%
1,600,000	Mettler Toledo (a)	178,608
	Laboratory Equipment
5,070,000	Hexagon (Sweden)	66,019
	Measurement Equipment
1,545,000	Trimble Navigation (a)	43,260
	GPS-based Instruments
2,275,000	IPG Photonics (a)	34,648
	Fiber Lasers
300,000	Dionex (a)	22,338
	Ion & Liquid Chromatography
600,000	FLIR Systems (a)	17,454
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	11,126
	Optical Sensors for Medical & Industrial Applications
		373,453
	> Mobile Communications 2.5%
6,300,000	Crown Castle International (a)	234,738
	Communications Towers
3,150,000	SBA Communications (a)	107,131
	Communications Towers
1,000,000	MetroPCS Communications (a)	8,190
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	2,310
	Satellite Mobile Voice & Data Carrier
		352,369
	> Telephone and Data Services 2.0%
9,500,000	tw telecom (a)(b)	158,460
	Fiber Optic Telephone/Data Services
1,000,000	AboveNet (a)	47,180
	Metropolitan Fiber Communications Services
9,600,000	PAETEC Holding (a)(b)	32,736
	Telephone/Data Services for Business
3,400,000	Cogent Communications (a)(b)	25,772
	Internet Data Pipelines
2,000,000	General Communications (a)	15,180
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		279,328
	> Telecommunications Equipment 1.5%
1,045,000	F5 Networks (a)	71,656
	Internet Traffic Management Equipment
1,745,000	Polycom (a)	51,983
	Video Conferencing Equipment
1,660,000	Blue Coat Systems (a)	33,914
	WAN Acceleration & Network Security
1,165,000	CommScope (a)	27,692
	Wireless Infrastructure Equipment & Telecom Cable
1,715,000	Finisar (a)(c)	25,553
	Optical Sub-systems & Components
		210,798

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 1.4%
5,840,000	Atmel (a)	$28,032
	Microcontrollers, RF & Memory Semiconductors
1,035,000	Supertex (a)(b)	25,523
	Analog/Mixed-signal Semiconductors
1,620,000	Microsemi (a)	23,701
	Analog/Mixed-signal Semiconductors
3,440,000	ON Semiconductor (a)	21,947
	Mixed-signal & Power Management Semiconductors
4,500,000	Entegris (a)	17,865
	Semiconductor Materials Management Products
1,000,000	Monolithic Power Systems (a)	17,860
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	16,944
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,900,000	IXYS (a)(b)	16,796
	Power Semiconductors
500,000	Littelfuse (a)	15,805
	Little Fuses
1,460,000	Integrated Device Technology (a)	7,227
	Communications Semiconductors
		191,700
	> Computer Services 1.3%
5,000,000	iGate (b)	64,100
	IT & BPO (Business Process Outsourcing) Services
2,105,000	SRA International (a)	41,405
	Government IT Services
1,340,000	Acxiom (a)	19,685
	Database Marketing Services
2,000,000	Virtusa (a)(b)	18,660
	Offshore IT Outsourcing
1,045,000	ExlService Holdings (a)	17,943
	BPO (Business Process Outsourcing)
4,500,000	Hackett Group (a)(b)	12,645
	IT Integration & Best Practice Research
1,000,000	WNS - ADR (India) (a)	11,740
	Offshore BPO (Business Process Outsourcing) Services
		186,178
	> CATV 1.2%
3,000,000	Discovery Communications, Series C (a)	92,790
	CATV Programming
1,250,000	Liberty Global, Series A (a)	32,488
	Cable TV Franchises Outside the USA
3,000,000	Mediacom Communications (a)(b)	20,160
	Cable TV Franchises
17,770	Jupiter Telecommunications (Japan)	16,935
	Largest Cable Service Provider in Japan
		162,373
	> Financial Processors 1.1%
2,429,000	Global Payments	88,756
	Credit Card Processor
8,000,000	Singapore Exchange (Singapore)	41,861
	Singapore Equity & Derivatives Market Operator

Number of Shares		Value (000)
1,790,000	Hong Kong Exchanges and Clearing (Hong Kong)	$27,957
	Hong Kong Equity & Derivatives Market Operator
		158,574
	> Gaming Equipment & Services 1.1%
4,025,000	Bally Technologies (a)(b)	130,370
	Slot Machines & Software
380,000	WMS Industries (a)	14,915
	Slot Machine Provider
		145,285
	> Internet Related 0.8%
435,000	Equinix (a)	35,331
	Network Neutral Data Centers
800,000	Akamai (a)	32,456
	Content Delivery Network (CDN) for Better Delivery of Online Content
188,000	NHN (South Korea) (a)	27,978
	South Korea's Largest Online Search Engine
1,000,000	Terremark Worldwide (a)	7,810
	Data Center Colocation & IT Managed Services Provider
1,000,000	TheStreet.com	2,880
	Financial Information Websites
		106,455
	> Contract Manufacturing 0.6%
1,605,000	Plexus (a)	42,918
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	38,108
	Electronic Manufacturing Services
		81,026
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	75,344
	Electronic Components Distribution
		75,344
	> Business Information & Marketing Services 0.5%
900,000	FTI Consulting (a)	39,231
	Financial Consulting Firm
2,700,000	Navigant Consulting (a)(b)	28,026
	Financial Consulting Firm
700,000	InfoGROUP (a)	5,586
	Business Data for Sales Leads
		72,843
	> Consumer Software 0.1%
3,500,000	THQ (a)(b)	15,120
	Entertainment Software
		15,120
	> Radio 0.1%
1,541,000	Salem Communications (a)(b)	5,717
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	3,940
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	2,736
	Spanish Language Radio Stations
		12,393

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	$5,275
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	4,217
	Mid-market Affiliated TV Stations
		9,492
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)	4,500
	Advertising on Digital Screens in China's Mass Transit System
		4,500
Information: Total		3,562,307
Industrial Goods & Services 16.9%
	> Machinery 8.3%
4,500,000	Ametek	180,675
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	179,130
	Industrial Air Filtration
3,100,000	Pentair	99,820
	Pumps & Water Treatment
2,565,000	Clarcor (b)	91,109
	Mobile & Industrial Filters
1,500,000	Nordson	84,120
	Dispensing Systems for Adhesives & Coatings
2,200,000	Oshkosh (a)	68,552
	Specialty Truck Manufacturer
1,800,000	Pall	61,866
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	56,650
	Automatic Electric Meter Readers
1,660,000	MOOG (a)	53,502
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,300,000	Kaydon	42,718
	Specialized Friction & Motion Control Products
1,700,000	Mine Safety Appliances	42,126
	Safety Equipment
1,531,250	HEICO (b)	41,267
	FAA Approved Aircraft Replacement Parts
805,000	Toro	39,542
	Turf Maintenance Equipment
1,200,000	Kennametal	30,516
	Consumable Cutting Tools
600,000	Wabtec	23,934
	Freight & Transit Component Supplier
1,000,000	Jain Irrigation Systems (India)	22,901
	Agricultural Micro-irrigation Systems & Food Processing
1,600,000	Generac (a)	22,416
	Stand-by Power Generators
175,000	Neopost (France)	12,664
	Postage Meter Machines
900,000	Spartan Motors	3,780
	Specialty Truck & Chassis Manufacturer
		1,157,288

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 2.4%
1,530,000	Albemarle	$60,756
	Refinery Catalysts & Other Specialty Chemicals
1,750,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	57,068
	Producer of Specialty Fertilizers, Lithium & Iodine
1,800,000	Nalco Holding Company	36,828
	Provider of Water Treatment & Process Chemicals & Services
340,000	Novozymes (Denmark)	36,087
	Industrial Enzymes
1,260,000	Drew Industries (a)(b)	25,452
	RV & Manufactured Home Components
741,000	Mersen (France) (c)	25,269
	Advanced Industrial Materials
13,900	Sika (Switzerland)	24,566
	Chemicals for Construction & Industrial Applications
350,000	Greif	19,439
	Industrial Packaging
2,200,000	Kansai Paint (Japan)	18,828
	Paint Producer in Japan, India, China & Southeast Asia
1,000,000	Albany International	16,190
	Paper Machine Clothing & Advanced Textiles
400,000	Silgan Holdings	11,352
	Metal & Plastic Packaging
		331,835
	> Other Industrial Services 1.7%
3,200,000	Expeditors International of Washington	110,432
	International Freight Forwarder
1,491,095	Imtech (Netherlands)	38,250
	Electromechanical & ICT Installation & Maintenance
1,300,000	Forward Air	35,425
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	26,048
	Portable Storage Units Leasing
1,000,000	UTI Worldwide	12,380
	Freight Forwarding & Logistics
1,050,000	TrueBlue (a)	11,750
	Temporary Manual Labor
900,000	American Reprographics (a)	7,857
	Document Management & Logistics
		242,142
	> Industrial Distribution 1.1%
900,000	WW Grainger	89,505
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	44,954
	Industrial Distribution
350,000	Watsco	20,272
	HVAC Distribution
		154,731
	> Construction 0.9%
66,000	NVR (a)	43,232
	D.C. Homebuilder

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Construction—continued
350,000	Martin Marietta Materials (c)	$29,684
	Aggregates
700,000	Simpson Manufacturing	17,185
	Wall Joint Maker
1,800,000	Mills Estruturas e Servicios de Engenha (Brazil) (a)	13,612
	Civil Engineering & Construction
687,500	Ritchie Brothers Auctioneers (c)	12,526
	Heavy Equipment Auctioneer
284,000	M/I Homes (a)	2,738
	Columbus-based Home Builder
		118,977
	> Waste Management 0.7%
1,500,000	Republic Services	44,595
	Solid Waste Management
1,115,000	Waste Connections (a)	38,902
	Solid Waste Management
280,000	Clean Harbors (a)	18,595
	Hazardous Waste Services & Disposal
		102,092
	> Outsourcing Services 0.7%
1,950,000	Quanta Services (a)	40,267
	Electrical & Telecom Construction Services
1,210,000	Administaff	29,234
	Professional Employer Organization
2,900,000	Serco (United Kingdom)	25,262
	Facilities Management
600,000	GP Strategies (a)	4,356
	Training Programs
		99,119
	> Electrical Components 0.5%
1,440,000	Acuity Brands	52,387
	Commercial Lighting Fixtures
1,000,000	Ushio (Japan)	15,439
	Industrial Light Sources
		67,826
	> Conglomerates 0.3%
2,225,287	Aalberts Industries (Netherlands)	28,687
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	16,176
	Electronic Parts & Ceramics
		44,863
	> Steel 0.2%
1,980,000	GrafTech International (a)	28,948
	Industrial Graphite Materials Producer
		28,948
	> Water 0.1%
1,750,000	Mueller Water Products	6,492
	Fire Hydrants, Valves & Ductile Iron Pipes
		6,492
Industrial Goods & Services: Total		2,354,313

Number of Shares		Value (000)
Consumer Goods & Services 16.8%
	> Retail 6.3%
4,135,000	lululemon athletica (a)(b)(c)	$153,905
	Premium Active Apparel Retailer
3,005,000	Urban Outfitters (a)	103,342
	Apparel & Home Specialty Retailer
2,835,000	Abercrombie & Fitch	87,006
	Teen Apparel Retailer
2,219,000	J Crew Group (a)	81,681
	Multi-channel Branded Retailer
8,262,000	Chico's FAS	81,629
	Women's Specialty Retailer
4,900,000	Talbots (a)(b)	50,519
	Women's Specialty Retailer
2,900,000	AnnTaylor Stores (a)	47,183
	Women's Apparel Retailer
5,225,000	Saks (a)(c)	39,658
	Luxury Department Store Retailer
9,800,000	Charming Shoppes (a)(b)	36,750
	Women's Specialty Plus Size Apparel Retailer
1,350,000	Shutterfly (a)(b)	32,346
	Internet Photo-centric Retailer
1,034,000	Rue21 (a)	31,372
	Fashion Value Apparel Retailer
4,500,000	Pier 1 Imports (a)	28,845
	Home Furnishing Retailer
1,200,000	Dress Barn (a)	28,572
	Women's & Tween Specialty Retailer
5,000,000	Wet Seal (a)	18,250
	Specialty Apparel Retailer
4,950,442	Coldwater Creek (a)(b)	16,633
	Women's Apparel Retailer
1,008,000	Express (a)	16,501
	Dual Gender Fashion Retailer
1,371,366	Gaiam (b)	8,324
	Healthy Living Catalogs & E-Commerce
900,000	Bebe Stores	5,760
	Women's Contemporary Specialty Apparel Retailer
		868,276
	> Travel 2.5%
4,500,000	Expedia	84,510
	Online Travel Services Company
3,128,400	Gaylord Entertainment (a)(b)(c)	69,106
	Convention Hotels
1,950,000	Vail Resorts (a)(b)	68,075
	Ski Resort Operator & Developer
4,600,000	Avis Budget Group (a)	45,172
	Second Largest Car Rental Company
970,000	Choice Hotels	29,304
	Franchisor of Budget Hotel Brands
3,000,000	Hertz (a)	28,380
	Largest U.S. Rental Car Operator
1,100,000	Localiza Rent A Car (Brazil)	12,767
	Car Rental
141,800	Hyatt Hotels (a)	5,259
	Hotel Owner/Operator
		342,573

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Food & Beverage 1.6%
2,200,000	Hansen Natural (a)	$86,042
	Alternative Beverages
37,000,000	Olam International (Singapore)	67,751
	Agriculture Supply Chain Manager
810,000	Diamond Foods	33,291
	Culinary Ingredients & Snack Foods
819,000	Flowers Foods	20,008
	Bread & Baked Goods
1,200,000	GLG Life Tech (Canada) (a)	9,156
	Produce an All-natural Sweetener Extracted from the Stevia Plant
2,000,000	Smart Balance (a)	8,180
	Healthy Food Products
		224,428
	> Educational Services 1.5%
1,030,000	ITT Educational Services (a)	85,511
	Post-secondary Degree Services
2,500,000	Career Education (a)	57,550
	Post-secondary Education
1,700,000	Universal Technical Institute (a)(b)	40,188
	Vocational Training
230,000	New Oriental Education & Technology - ADR (China) (a)(c)	21,434
	China's Largest Private Education Service Provider
2,970,000	Princeton Review (a)(b)	6,890
	College Preparation Courses
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	336
	Education Services for the K-12 Market
		211,909
	> Apparel 1.0%
2,100,000	Coach	76,755
	Designer & Retailer of Branded Leather Accessories
2,475,000	True Religion Apparel (a)(b)	54,623
	Premium Denim
400,000	Kenneth Cole Productions (a)	4,404
	Wholesaler & Retailer of Lifestyle Brand
225,000	Jones Apparel Group	3,566
	Wholesaler of Women's Apparel, Footwear & Accessories
		139,348
	> Furniture & Textiles 0.9%
4,000,000	Knoll (b)	53,160
	Office Furniture
2,800,000	Herman Miller	52,836
	Office Furniture
1,000,000	Interface	10,740
	Modular & Broadloom Carpet
1,355,500	Steelcase	10,505
	Office Furniture
		127,241
	> Other Consumer Services 0.7%
1,960,000	Lifetime Fitness (a)	62,308
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	27,154
	Mid to High-end Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	$6,930
	Provides Real Estate Services in China
		96,392
	> Casinos & Gaming 0.6%
1,750,000	Penn National Gaming (a)	40,425
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	38,313
	Regional Casino Operator
		78,738
	> Nondurables 0.5%
1,600,000	Helen of Troy (a)(b)	35,296
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	27,654
	Household & Personal Care Products
		62,950
	> Other Durable Goods 0.4%
1,720,000	Jarden	46,217
	Branded Household Products
294,000	Tesla (a)	7,006
	Design, Manufacture & Sell High Performance Electric Vehicles
180,000	Cavco Industries (a)	6,332
	Manufactured Homes
		59,555
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	46,032
	Distributor of Swimming Pool Supplies & Equipment
		46,032
	> Restaurants 0.2%
2,000,000	AFC Enterprises (a)(b)	18,200
	Popeye's Restaurants
370,000	P.F. Chang's China Bistro (c)	14,670
	Mandarin Style Restaurants
		32,870
	> Leisure Products 0.2%
1,190,000	Thor Industries	28,263
	RV & Bus Manufacturer
		28,263
	> Other Entertainment 0.1%
370,000	CTS Eventim (Germany)	17,784
	Event Ticket Sales
		17,784
Consumer Goods & Services: Total		2,336,359
Finance 11.9%
	> Banks 4.5%
2,469,000	BOK Financial	117,204
	Tulsa-based Southwest Bank
6,004,115	Valley National Bancorp	81,776
	New Jersey/New York Bank
4,150,000	TCF Financial	68,932
	Great Lakes Bank
5,063,800	Associated Banc-Corp	62,082
	Midwest Bank

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Banks—continued
2,860,000	MB Financial (b)	$52,595
	Chicago Bank
1,260,000	SVB Financial Group (a)	51,950
	Bank to Venture Capitalists
745,000	City National	38,166
	Bank & Asset Manager
2,640,000	Wilmington Trust	29,278
	Delaware Trust Bank
2,140,000	CVB Financial (c)	20,330
	Inland Empire Business Bank
1,100,000	TriCo Bancshares (b)(c)	18,623
	California Central Valley Bank
702,393	Hudson Valley	16,239
	Metro New York City Bank
1,600,000	Whitney Holding	14,800
	Gulf Coast Bank
889,000	Sandy Spring Bancorp	12,455
	Baltimore/D.C. Bank
240,000	Cullen/Frost Bankers	12,336
	Texas Bank
583,872	Green Bankshares (a)(c)	7,456
	Tennessee Bank
1,614,507	First Busey	7,314
	Illinois Bank
406,559	Eagle Bancorp (a)	4,789
	Metro D.C. Bank
246,505	Pacific Continental	2,334
	Pacific Northwest Bank
		618,659
	> Insurance 2.8%
2,820,000	Leucadia National (a)	55,018
	Insurance Holding Company
1,230,000	Hanover Insurance Group	53,505
	Personal & Commercial Lines Insurance
9,400,000	CNO Financial Group (a)	46,530
	Life, Long-term Care & Medical Supplement Insurance
1,450,000	Delphi Financial Group	35,394
	Workers Compensation & Group Employee Benefit Products & Services
100,000	Markel (a)	34,000
	Specialty Insurance
1,200,000	HCC Insurance Holdings	29,712
	Specialty Insurance
832,000	Willis Group (Ireland)	25,002
	Insurance Broker
1,000,000	Aspen Insurance	24,740
	Commercial Lines Insurance/Reinsurance
700,000	Assurant	24,290
	Specialty Insurance
1,420,000	Selective Insurance Group	21,101
	Commercial & Personal Lines Insurance
900,000	Tower Group	19,377
	Commercial & Personal Lines Insurance
1,600,000	Symetra Financial	19,200
	Life Insurance
		387,869

Number of Shares		Value (000)
	> Finance Companies 2.6%
7,085,000	AmeriCredit (a)(b)	$129,089
	Auto Lending
1,505,202	World Acceptance (a)(b)	57,664
	Personal Loans
2,350,000	McGrath Rentcorp (b)	53,533
	Temporary Space & IT Rentals
1,480,000	GATX	39,486
	Rail Car Lessor
3,033,300	H&E Equipment Services (a)(b)	22,720
	Heavy Equipment Leasing
1,282,500	Aaron's	21,892
	Rent to Own
1,650,000	CAI International (a)(b)	19,635
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	13,190
	Small Equipment Leasing
78,500	Textainer Group Holdings	1,895
	Top International Container Leasor
		359,104
	> Brokerage & Money Management 1.7%
6,198,000	SEI Investments	126,191
	Mutual Fund Administration & Investment Management
3,735,000	Eaton Vance	103,124
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	11,242
	Electronic Trading
		240,557
	> Savings & Loans 0.3%
325,000	Housing Development Finance (India)	20,488
	Indian Mortgage Lender
731,478	ViewPoint Financial	10,131
	Texas Thrift
1,010,000	Provident New York Bancorp	8,938
	New York State Thrift
65,991	Berkshire Hills Bancorp	1,286
	Northeast Thrift
		40,843
Finance: Total		1,647,032
Health Care 10.7%
	> Medical Equipment & Devices 3.8%
2,800,000	Alexion Pharmaceuticals (a)	143,332
	Biotech Focused on Orphan Diseases
3,500,000	American Medical Systems (a)	77,420
	Medical Devices to Treat Urological Conditions
1,000,000	Edwards Lifesciences (a)	56,020
	Heart Valves
1,500,000	Sirona Dental Systems (a)	52,260
	Manufacturer of Dental Equipment
1,100,000	Illumina (a)	47,883
	Leading Tools & Service Provider for Genetic Analysis
863,448	Haemonetics (a)	46,212
	Blood & Plasma Collection Equipment
900,000	Gen-Probe (a)	40,878
	Molecular In-vitro Diagnostics

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
1,150,000	Orthofix International (a)(b)	$36,858
	Bone Fixation & Stimulation Devices
306,696	Kinetic Concepts (a)	11,197
	Wound Healing & Tissue Repair Products
694,849	Vermillion (a)(b)(d)	8,131
	Ovarian Cancer Diagnostic Test
1,500,000	Nanosphere (a)(b)	6,540
	Molecular Diagnostics Company with Best of Breed Platform
		526,731
	> Biotechnology & Drug Delivery 3.5%
3,205,000	BioMarin (a)	60,767
	Biotech Focused on Orphan Diseases
4,951,226	Seattle Genetics (a)	59,365
	Antibody-based Therapies for Cancer
1,500,000	Acorda Therapeutics (a)	46,665
	Biopharma Company Focused on Nervous Disorder Drugs
3,300,000	Nektar Therapeutics (a)	39,930
	Drug Delivery Technologies
1,100,000	AMAG Pharmaceuticals (a)(b)	37,785
	Biotech Focused on Niche Diseases
5,035,000	Allos Therapeutics (a)	30,864
	Cancer Drug Development
560,000	United Therapeutics (a)	27,334
	Biotech Focused on Rare Diseases
1,100,000	Human Genome Sciences (a)	24,926
	Biotech Focused on HCV, Inflammation & Cancer
2,261,347	Isis Pharmaceuticals (a)	21,641
	Biotech Pioneer in Anti-sense Drugs
3,463,611	Micromet (a)(c)	21,613
	Next-generation Antibody Technology
2,100,000	Xenoport (a)(b)(c)	20,601
	Biotech Company with Proprietary Drug Development Platform
3,112,776	NPS Pharmaceuticals (a)(b)	20,046
	Orphan Drugs & Healthy Royalties
1,055,762	Amylin Pharmaceuticals (a)	19,848
	Biotech Company Focused on Diabetes & Obesity
751,601	Auxilium Pharmaceuticals (a)	17,663
	Biotech Focused on Niche Disease Areas
639,920	Onyx Pharmaceuticals (a)	13,816
	Commercial-stage Biotech Focused on Cancer
3,500,000	Array Biopharma (a)(b)	10,675
	Drugs for Cancer & Inflammatory Diseases
1,917,820	Idenix Pharmaceuticals (a)	9,589
	Developer of Drugs for Infectious Diseases
1,450,000	Anthera (a)(b)(c)	7,772
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Technologies (a)(d)	122
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	6
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	3
	High Throughput Rational Drug Design
		491,031

Number of Shares		Value (000)
	> Medical Supplies 1.6%
2,885,000	Cepheid (a)	$46,218
	Molecular Diagnostics
650,000	Henry Schein (a)	35,685
	Largest Distributor of Healthcare Products
500,000	Idexx Laboratories (a)(c)	30,450
	Diagnostic Equipment & Services for Veterinarians
1,435,000	QIAGEN (Netherlands) (a)(c)	27,581
	Life Science Tools & Molecular Diagnostics
850,000	ICU Medical (a)(b)	27,344
	Intravenous Therapy Products
900,000	Owens & Minor	25,542
	Distribution of Medical Supplies
980,503	Immucor (a)	18,679
	Automated Blood Typing Reagents
246,670	Techne	14,171
	Cytokines, Antibodies & Other Reagents for Life Science
		225,670
	> Health Care Services 1.6%
3,300,000	PSS World Medical (a)(b)	69,795
	Distributor of Medical Supplies
1,250,000	Mednax (a)	69,512
	Physician Management for Pediatric & Anesthesia Practices
4,250,000	eResearch Technology (a)(b)	33,490
	Clinical Research Services
400,000	HMS Holdings (a)	21,688
	Cost Containment Services
500,000	AthenaHealth (a)(c)	13,065
	Revenue Cycle Management for Physician Offices
700,000	Allscripts-Misys Healthcare (a)	11,270
	Clinical IT Solutions for Physician Offices
		218,820
	> Pharmaceuticals 0.2%
1,750,000	The Medicines Company (a)	13,318
	Specialty Pharmaceuticals - Cardiovascular
2,600,000	United Drug (Ireland)	7,237
	Irish Pharmaceutical Wholesaler & Outsourcer
		20,555
Health Care: Total		1,482,807
Energy & Minerals 9.0%
	> Oil & Gas Producers 3.7%
4,910,550	Pacific Rubiales Energy (Colombia) (a)	110,061
	Oil Production & Exploration in Colombia
2,160,000	Southwestern Energy (a)	83,462
	Oil & Gas Producer
1,100,000	Range Resources	44,165
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	40,268
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	39,528
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	35,750
	Oil & Gas Producer

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
715,000	St. Mary Land & Exploration	$28,714
	Oil & Gas Producer
650,000	Baytex (Canada)	19,417
	Oil & Gas Producer in Canada
779,000	Rosetta Resources (a)	15,432
	Oil & Gas Producer Exploring in South Texas & Montana
1,200,000	Houston American Energy (c)	11,832
	Oil & Gas Exploration/Production in Colombia
850,000	Northern Oil & Gas (a)	10,914
	Small E&P Company in North Dakota Bakken
37,500,000	Petromanas (Canada) (a)(b)(d)	9,722
18,750,000	Petromanas - Warrants (Canada) (a)(b)(d)	705
	Exploring for Oil in Albania
583,000	Carrizo Oil & Gas (a)	9,054
	Oil & Gas Producer
250,000	Cabot Oil & Gas	7,830
	Large Natural Gas Producer in Appalachia & Gulf Coast
1,400,000	Gran Tierra Energy (Colombia) (a)	7,036
	Oil Exploration & Production in Colombia, Peru & Argentina
1,198,100	Pan Orient (Canada) (a)	5,796
	Growth Oriented & Return Focused Asian Explorer
24,000,000	Petrodorado (Colombia) (a)(b)(d)	5,744
24,000,000	Petrodorado - Warrants (Colombia) (a)(b)(d)	2,254
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
6,300,000	Canacol Energy (Colombia) (a)(d)	5,220
	Oil Producer in South America
8,000,000	Petrolifera Petroleum (Colombia) (a)(b)(d)	4,885
5,950,000	Petrolifera Petroleum (Colombia) (a)(b)	3,633
	Oil & Gas Exploration & Production in South America
750,000	Vaalco Energy	4,200
	Oil & Gas Producer
12,100,000	Alange Energy (Colombia) (a)	3,978
	Oil & Gas Exploration/Production in Colombia
13,000,000	Petroamerica (Colombia) (a)	3,908
	Oil Exploration & Production in Colombia
228,200	Oasis Petroleum (a)	3,309
	Oil Producer in North Dakota
		516,817
	> Oil Services 3.5%
3,100,000	FMC Technologies (a)	163,246
	Oil & Gas Wellhead Manufacturer
2,570,626	Fugro (Netherlands)	117,538
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	81,664
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	42,121
	Oil & Gas Pipeline Products
1,750,000	Tesco (a)	21,490
	Developing New Well Drilling Technologies
275,000	Oceaneering International (a)	12,347
	Provider of Sub-sea Services & Manufactured Products

Number of Shares		Value (000)
375,000	Bristow (a)	$11,025
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
10,719,200	Tuscany International Drilling (Colombia) (a)(b)(d)	10,855
2,600,000	Tuscany International Drilling - Warrants (Colombia) (a)(b)(d)	70
	South America-based Drilling Rig Contractor
500,000	Black Diamond Group (Canada)	8,243
	Provides Accommodations/Equipment for Oil Sands Exploitation
308,303	Gulfmark Offshore (a)	8,078
	Operator of Offshore Supply Vessels
2,953,900	Horizon North Logistics (Canada) (a)	4,578
	Provides Diversified Oil Service Offering in Northern Canada
		481,255
	> Mining 1.4%
348,000	Core Laboratories (Netherlands) (c)	51,368
	Oil & Gas Reservoir Consulting
2,450,000	Silver Wheaton (Canada) (a)	49,245
	Silver Mining Royalty Company
880,000	Pan American Silver (Canada)	22,246
	Silver Mining
400,000	Royal Gold	19,200
	Precious Metals Mining Royalty Company
7,500,000	Zhaojin Mining Industry (China)	17,590
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	14,560
	Silver Exploration & Development
1,000,000	Ivanhoe Mines (Canada) (a)	12,954
	Copper Mine Project in Mongolia
2,400,000	Alexco Resource (a)	7,536
	Mining, Exploration & Environmental Services
236,400	Tahoe Resources (Canada) (a)(d)	1,415
	Silver Project in Guatemala
83,356	Northam Platinum (South Africa)	490
	Platinum Mining in South Africa
		196,604
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)	16,800
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
400,000	STR Holdings (a)	7,520
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	1,980
	Owner/Operator of Gasification Plants
		26,300
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	22,019
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		22,019
Energy & Minerals: Total		1,242,995

See accompanying notes to financial statements.

Number of Shares		Value (000)
Other Industries 4.8%
	> Real Estate 2.7%
4,000,000	BioMed Realty Trust	$64,360
	Life Science-focused Office Buildings
770,000	Digital Realty Trust (c)	44,413
	Technology-focused Office Buildings
525,000	Federal Realty Investment Trust	36,892
	Shopping Centers
900,000	Corporate Office Properties	33,984
	Office Buildings
752,161	Macerich	28,071
	Regional Shopping Malls
40,000,000	Mapletree Logistics Trust (Singapore)	23,748
	Asian Logistics Landlord
900,000	Dupont Fabros Technology	22,104
	Technology-focused Office Buildings
1,400,000	Extra Space Storage	19,460
	Self Storage Facilities
15,000,000	Ascendas REIT (Singapore)	19,362
	Singapore Industrial Property Landlord
700,000	Washington REIT	19,313
	Washington D.C. Diversified Properties
3,000,000	Education Realty Trust (b)	18,090
	Student Housing
3,750,000	DCT Industrial Trust	16,950
	Industrial Properties
2,800	Orix JREIT (Japan)	11,673
	Diversified REIT
2,300,000	Kite Realty Group	9,614
	Community Shopping Centers
150,000	SL Green Realty	8,256
	Manhattan Office Buildings
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		376,290
	> Transportation 1.3%
1,980,000	JB Hunt Transport Services	64,686
	Truck & Intermodal Carrier
2,480,000	Heartland Express	36,010
	Regional Trucker
2,500,000	Rush Enterprises, Class A (a)(b)	33,400
500,000	Rush Enterprises, Class B (a)(b)	5,825
	Truck Sales & Services
1,110,000	World Fuel Services (c)	28,793
	Global Fuel Broker
602,000	American Commercial Lines (a)(c)	13,551
	Operator of Inland Barges/Builder of Barges & Vessels
100,000	Old Dominion Freight Lines (a)	3,514
	LTL Trucker
		185,779
	> Regulated Utilities 0.8%
1,500,000	Northeast Utilities	38,220
	Regulated Electric Utility
5,833,000	Terna (Italy)	21,007
	Italian Power Transmission

Number of Shares or Principal Amount (000)		Value (000)
340,000	Wisconsin Energy	$17,252
	Wisconsin Utility
500,000	ALLETE	17,120
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de Espana (Spain)	11,903
	Spanish Power Transmission
		105,502
Other Industries: Total		667,571
Total Equities: 95.7% (Cost: $10,519,526)		13,293,384
Securities Lending Collateral: 2.2%
311,735,665	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.03%)	311,736
Total Securities Lending Collateral: (Cost: $311,736)		311,736
Short-Term Obligations: 4.6%
	> Repurchase Agreement 4.3%
$592,670	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 1/19/16, market value $604,527 (repurchase proceeds $592,670)	592,670
		592,670
	> Commercial Paper 0.3%
50,000	Toyota Motor Credit 0.27% due 7/02/10	50,000
		50,000
Total Short-Term Obligations: (Amortized Cost: $642,670)		642,670
Total Investments: 102.5% (Cost: $11,473,932)(g)(h)		14,247,790
Obligation to Return Collateral for Securities Loaned: (2.2)%		(311,736)
Cash and Other Assets Less Liabilities: (0.3)%		(41,540)
Total Net Assets: 100.0%		$13,894,514

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Abercrombie & Fitch*	4,500,000	-	1,665,000	2,835,000	$87,006	$1,039
Actuate	3,700,000	-	-	3,700,000	16,465	-
Administaff*	1,428,224	-	218,224	1,210,000	29,234	315
AFC Enterprises	2,000,000	-	-	2,000,000	18,200	-
AMAG Pharmaceuticals	600,000	650,000	150,000	1,100,000	37,785
AmeriCredit	7,235,000	250,000	400,000	7,085,000	129,089	-
AnnTaylor Stores*	3,500,000	-	600,000	2,900,000	47,183	-
Anthera	-	1,450,000	-	1,450,000	7,772	-
Array Biopharma	-	3,500,000	-	3,500,000	10,675
Bally Technologies	4,025,000	-	-	4,025,000	130,370	-
Blackbaud	1,800,000	450,000	-	2,250,000	48,982	495
CAI International	1,650,000	-	-	1,650,000	19,635	-
Cap-Link Ventures*	48,000,000	-	48,000,000	-	-	-
Charming Shoppes	7,500,000	2,300,000	-	9,800,000	36,750	-
Chattem*	1,010,000	-	1,010,000	-	-	-
Clarcor	2,627,500	-	62,500	2,565,000	91,109	500
Cogent Communications	4,200,000	-	800,000	3,400,000	25,772	-
Coldwater Creek	-	4,950,442	-	4,950,442	16,633
Donaldson	4,200,000	-	-	4,200,000	179,130	1,008
Drew Industries	1,600,000	-	340,000	1,260,000	25,452	-
Education Realty Trust	-	3,000,000	-	3,000,000	18,090	70
eResearch Technology	4,250,000	-	-	4,250,000	33,490	-
ESCO Technologies	2,200,000	-	-	2,200,000	56,650	352
Gaiam	1,371,366	-	-	1,371,366	8,324	206
Gaylord Entertainment	3,700,000	467,900	1,039,500	3,128,400	69,106	-
H&E Equipment Services	3,300,000	-	266,700	3,033,300	22,720	-
Hackett Group	4,500,000	-	-	4,500,000	12,645	-
HEICO	1,225,000	306,250	-	1,531,250	41,267	74
Helen of Troy	1,700,000	-	100,000	1,600,000	35,296	-
Herman Miller*	2,800,000	-	-	2,800,000	52,836	123
ICU Medical	850,000	200,000	200,000	850,000	27,344	-
iGate	5,000,000	-	-	5,000,000	64,100	550
II-VI	2,400,000	-	175,000	2,225,000	65,927	-
Informatica	7,000,000	-	1,800,000	5,200,000	124,176	-
Interline Brands	2,600,000	-	-	2,600,000	44,954	-
IPG Photonics*	2,750,000	-	475,000	2,275,000	34,648	-
IXYS	1,900,000	-	-	1,900,000	16,796	-
Kenexa	2,425,000	-	-	2,425,000	29,100	-
Knoll	4,000,000	-	-	4,000,000	53,160	160
Lifetime Fitness*	2,150,000	-	190,000	1,960,000	62,308	-
lululemon athletica	4,200,000	485,000	550,000	4,135,000	153,905	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,190	-
MB Financial	2,305,600	554,400	-	2,860,000	52,595	50
McGrath Rentcorp	2,350,000	-	-	2,350,000	53,533	1,046
Mediacom Communications	4,000,000	-	1,000,000	3,000,000	20,160	-
Mine Safety Appliances*	1,975,000	-	275,000	1,700,000	42,126	899
Nanosphere	1,232,900	267,100	-	1,500,000	6,540	-
Navigant Consulting	2,500,000	200,000	-	2,700,000	28,026	-
NPS Pharmaceuticals	2,700,000	412,776	-	3,112,776	20,046	-
Orko Silver	10,000,000	-	-	10,000,000	14,560	-
Orthofix International	1,000,000	150,000	-	1,150,000	36,858	-
PAETEC Holding	9,600,000	-	-	9,600,000	32,736	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	16,944	-
Petrodorado	48,000,000	-	-	48,000,000	7,998	-
Petrolifera Petroleum	-	13,950,000	-	13,950,000	8,518	-
Petromanas	-	56,250,000	-	56,250,000	10,427	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	38,313	-
Princeton Review	3,000,000	-	30,000	2,970,000	6,890	-

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
PSS World Medical	2,750,000	550,000	-	3,300,000	$69,795	$-
Rush Enterprises	3,000,000	-	-	3,000,000	39,225	-
Salem Communications	1,541,000	-	-	1,541,000	5,717	-
Shutterfly	-	1,350,000	-	1,350,000	32,346	-
SkillSoft - ADR*	9,500,000	-	9,500,000	-	-	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	2,736	-
Supertex	1,035,000	-	-	1,035,000	25,523	-
Switch & Data Facilities*	2,500,000	-	2,500,000	-	-	-
Talbots	4,250,000	650,000	-	4,900,000	50,519	-
THQ	3,200,000	300,000	-	3,500,000	15,120	-
TriCo Bancshares	1,200,000	-	100,000	1,100,000	18,623	255
True Religion Apparel	1,500,000	975,000	-	2,475,000	54,623	-
Tuscany International Drilling	-	13,319,200	-	13,319,200	10,925	-
tw telecom	9,500,000	-	-	9,500,000	158,460	-
Tyler Technologies	1,134,260	1,315,740	417,155	2,032,845	31,550	-
Universal Technical Institute	1,750,301	-	50,301	1,700,000	40,188	-
Vail Resorts	1,950,000	-	-	1,950,000	68,075	-
Vermillion	-	694,849	-	694,849	8,131	-
Virtusa	1,800,000	200,000	-	2,000,000	18,660	-
World Acceptance	1,545,000	-	39,798	1,505,202	57,664	-
Xenoport	-	2,100,000	-	2,100,000	20,601	-
Total of Affiliated Transactions	306,022,151	111,248,657	71,954,178	345,316,630	$3,122,025	$7,142

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $2,848,343 and $3,122,025, respectively. Investments in affiliated companies represented 22.5% of the Fund's total net assets at June 30, 2010.

(c)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $301,261.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $49,468, which represented 0.36% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Tuscany International Drilling	2/12/10-3/23/10	10,719,200	$12,997	$10,855
Petromanas	5/20/10	37,500,000	13,032	9,722
Vermillion	1/07/10	694,849	12,850	8,131
Petrodorado	11/20/09	24,000,000	5,049	5,744
Canacol Energy	4/15/10	6,300,000	4,667	5,220
Petrolifera Petroleum	4/06/10	8,000,000	6,768	4,885
Petrodorado - Warrants	11/20/09	24,000,000	2,965	2,254
Tahoe Resources	5/28/10	236,400	1,350	1,415
Petromanas - Warrants	5/20/10	18,750,000	1,086	705
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	336
MicroDose Technologies	11/24/00	359,944	2,005	122
Tuscany International Drilling - Warrants	2/12/10	2,600,000	322	70
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	187,500	7,500	6
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	96,644	280	3
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$71,076	$49,468

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2010, for federal income tax purposes, the cost of investments was $11,473,932 and net unrealized appreciation was $2,773,858, consisting of gross unrealized appreciation of $4,114,495 and gross unrealized depreciation of $1,340,637.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2010, the market value of foreign securities represented 10.72% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$285,443	2.05
Canada	200,158	1.44
Colombia	157,644	1.13
Singapore	152,722	1.10
Japan	90,177	0.65
Sweden	66,019	0.47
United Kingdom	61,012	0.44
Chile	57,068	0.41
India	55,129	0.40
Hong Kong	55,111	0.40
China	52,434	0.38
France	37,933	0.27
	Value	Percentage of Net Assets
Denmark	$36,087	0.26
Ireland	32,239	0.23
South Korea	27,978	0.20
Brazil	26,379	0.20
Switzerland	24,566	0.18
Italy	21,007	0.15
Israel	20,392	0.15
Germany	17,784	0.13
Spain	11,903	0.08
South Africa	490	-
Luxembourg	-	-
Total Foreign Portfolio	$1,489,675	10.72

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,370,431	$191,876	$-	$3,562,307
Industrial Goods & Services	2,090,184	264,129	-	2,354,313
Consumer Goods & Services	2,223,334	112,689	336	2,336,359
Finance	1,626,544	20,488	-	1,647,032
Health Care	1,467,308	15,368	131	1,482,807
Energy & Minerals	1,013,623	229,372	-	1,242,995
Other Industries	579,878	87,693	-	667,571
Total Equities	12,371,302	921,615	467	13,293,384
Total Securities Lending Collateral	311,736	-	-	311,736
Total Short-Term Obligations	-	642,670	-	642,670
Total Investments	$12,683,038	$1,564,285	$467	$14,247,790

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchase	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Consumer Goods & Services	$336	$-	$-	$-	$-	$-	$-	$-	$336
Health Care	176	-	(4,500)	4,455	-	-	-	-	131
Energy & Minerals	-	-	-	-	13,319	-	-	(13,319)	-
	$512	$-	$(4,500)	$4,455	$13,319	$-	$-	$(13,319)	$467

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $4,455. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Asia
> Japan
Benesse	306,900	408,700
Hamamatsu Photonics	622,200	710,000
Hoshizaki Electric	193,400	926,900
Icom	344,000	585,000
Japan Airport Terminal	767,600	1,000,000
Kansai Paint	6,620,600	7,140,000
Nakanishi	210,000	274,000
Olympus	480,000	800,000
Point	478,570	660,570
Tsumura	600,000	789,000
> China
Mindray - ADR	703,800	850,000
> Singapore
CDL Hospitality Trust	30,000,000	33,485,000
Goodpack	0	3,762,900
> Hong Kong
L'Occitane International	0	6,819,050
Melco Crown Entertainment	0	5,000,000
Europe
> United Kingdom
Abcam	371,800	586,942
Chemring	660,000	680,000
Cobham	8,481,400	8,700,000
Micro Focus	0	3,850,000
PureCircle	1,200,000	3,500,000
> Netherlands
Aalberts Industries	1,750,935	1,968,060
Core Laboratories	62,000	103,000
Fugro	735,945	763,202
Imtech	1,871,250	1,922,517
Unit 4 Agresso	1,385,000	1,476,800
USG People	0	836,400
Vopak	520,100	1,040,200
> Germany
Rhoen-Klinikum	1,265,000	1,699,000
Wirecard	1,180,000	1,590,000
> France
Eurofins Scientific	455,700	599,271
Norbert Dentressangle	160,701	201,101
Pierre & Vacances	271,000	322,200
Rubis	170,000	206,183
Saft	424,300	595,614
> Switzerland
Bank Sarasin & Cie	591,762	660,000
Partners Group	0	125,000

	Number of Shares
	03/31/10	06/30/10
> Italy
Ansaldo STS	1,169,000	1,298,500
Credito Emiliano	3,069,000	4,311,600
Tod's	155,468	279,000
> Ireland
United Drug	11,249,900	11,526,000
> Portugal
Banco Comercial Português	12,858,000	16,574,000
> Iceland
Marel	29,868,604	33,804,924
Redes Energéticas Nacionais	4,912,072	6,801,200
Other Countries
> Canada
AG Growth	317,900	540,000
Baytex	432,900	735,000
Black Diamond Group	203,800	530,000
Petromanas	0	12,500,000
Tahoe Resources	0	872,700
> United States
FMC Technologies	251,000	329,000
Textainer Group Holdings	86,001	360,000
> Australia
Billabong International	1,500,000	1,741,880
Cochlear	262,000	319,000
Hastie Group	7,158,966	10,033,348
SAI Global	3,995,081	6,124,662
> Senegal
Sonatel	7,402	24,247
Latin America
> Brazil
Localiza Rent A Car	5,000,000	5,200,000
Mills Estruturas e Servicios de Engenha	0	2,858,610
Suzano	4,300,000	5,375,000

See accompanying notes to financial statements.

	Number of Shares
	03/31/10	06/30/10
Sales
Asia
> Japan
As One	208,900	128,100
Jupiter Telecommunications	27,132	13,933
Unicharm PetCare	336,300	0
Zenrin	822,000	680,200
> China
IFM Investments (Century 21 China RE) - ADR	321,800	0
New Oriental Education & Technology - ADR	382,000	327,429
VisionChina Media - ADR	625,700	0
> Singapore
Ascendas REIT	21,000,000	20,000,000
> India
Asian Paints	1,008,727	908,519
Housing Development Finance	450,000	400,000
Jain Irrigation Systems	2,000,000	1,806,000
> South Korea
MegaStudy	182,000	172,000
> Hong Kong
Hong Kong Exchanges and Clearing	2,500,000	2,300,000
> Indonesia
Perusahaan Gas Negara	70,000,000	65,000,000
Europe
> United Kingdom
Capita Group	3,300,000	2,637,000
Keller Group	1,110,000	0
Spice Group	2,677,433	0
> Netherlands
Koninklijke TenCate	1,372,989	1,298,651
> Germany
Elringklinger	750,000	650,000
Takkt	700,000	0
> France
SES	759,000	0
Zodiac Aerospace	408,000	205,311
> Switzerland
Burckhardt Compression	85,000	0
> Sweden
Nobia	3,063,701	0
> Ireland
Aryzta	330,000	297,000

	Number of Shares
	03/31/10	06/30/10
> Greece
Bank of Piraeus	1,117,000	0
> Norway
Dockwise	101,200	0
Other Countries
> Canada
Eldorado Gold	2,542,000	1,983,000
> United States
Oceaneering International	346,000	192,000
> Australia
Australian Stock Exchange	700,000	0
Perpetual Trustees	700,000	539,045
Latin America
> Brazil
Natura	2,000,000	1,900,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	630,000	570,000
Urbi Desarrollos Urbanos	10,459,400	6,837,700

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 95.3%
Asia 40.7%
	> Japan 17.7%
7,140,000	Kansai Paint	$61,105
	Paint Producer in Japan, India, China & Southeast Asia
660,570	Point	36,249
	Apparel Specialty Retailer
1,846,000	Aeon Delight	35,837
	Facility Maintenance & Management
13,071	Start Today	35,814
	Largest Online Japanese Apparel Retailer
26,500	Advance Residence Investment (a)	34,206
	Residential REIT
20,637	Wacom	30,364
	Computer Graphic Illustration Devices
16,442	Seven Bank	29,772
	ATM Processing Services
648,000	Ain Pharmaciez	26,232
	Dispensing Pharmacy/Drugstore Operator
3,283,000	Kamigumi	25,231
	Port Cargo Handling & Logistics
789,000	Tsumura	24,182
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
5,650	Orix JREIT	23,555
	Diversified REIT
274,000	Nakanishi	23,461
	Dental Tools & Machinery
977,000	Glory	21,266
	Currency Handling Systems & Related Equipment
3,860	Nippon Accommodations Fund	20,284
	Residential REIT
710,000	Hamamatsu Photonics	19,749
	Optical Sensors for Medical & Industrial Applications
3,400	Fukuoka	19,618
	Diversified REIT in United Kingdom
711,000	Ibiden	19,168
	Electronic Parts & Ceramics
800,000	Olympus	18,936
	Medical Equipment (Endoscopes) & Cameras
408,700	Benesse	18,613
	Education Service Provider
1,501,000	Rohto Pharmaceutical	18,308
	Health & Beauty Products
906,000	Aeon Mall	17,977
	Suburban Shopping Mall Developer, Owner & Operator
1,905,500	Asics	17,461
	Footwear & Apparel
687,000	Kintetsu World Express	17,298
	Airfreight Logistics
4,030	Osaka Securities Exchange	17,087
	Osaka Securities Exchange
787,200	Daiseki	16,293
	Waste Disposal & Recycling

Number of Shares		Value (000)
926,900	Hoshizaki Electric	$16,187
	Commercial Kitchen Equipment
1,750,000	Suruga Bank	15,854
	Regional Bank
590,000	Makita	15,739
	Power Tools
1,000,000	Japan Airport Terminal	14,825
	Airport Terminal Operator at Haneda
950,000	Ushio	14,667
	Industrial Light Sources
3,310	Kakaku.com	13,683
	Online Price Comparison Services for Consumers
587,800	Miura	13,398
	Industrial Boiler
942,000	Tamron	13,378
	Camera Lens Maker
585,000	Icom	13,359
	Two Way Radio Communication Equipment
13,933	Jupiter Telecommunications	13,279
	Largest Cable Service Provider in Japan
633,800	Torishima Pump Manufacturing	9,757
	Industrial Pump for Power Generation & Water Supply Systems
680,200	Zenrin	7,352
	Map Content Publisher
128,100	As One	2,198
	Scientific Supplies Distributor
		791,742
	> China 6.1%
7,993,100	Shandong Weigao	34,823
	Vertically Integrated Hospital Consumable Manufacturing
13,930,000	Zhaojin Mining Industry	32,670
	Gold Mining & Refining in China
10,107,000	China Yurun Food	31,639
	Meat Processor in China
327,429	New Oriental Education & Technology - ADR (a)(b)	30,513
	China's Largest Private Education Service Provider
29,166,400	China Green	29,242
	Chinese Fruit & Vegetable Grower & Processor
31,987,000	Jiangsu Expressway	29,162
	Chinese Toll Road Operator
850,000	Mindray - ADR (b)	26,707
	Medical Device Manufacturer
240,000,000	RexLot Holdings	21,900
	Lottery Equipment Supplier in China
23,426,300	Wasion Group	14,709
	Electronic Power Meter Total Solution Provider
24,952,000	China Communication Services	12,155
	China's Telecom Infrastructure Service Provider
15,782,000	Sino Ocean Land	11,285
	Property Developer in China
15,300,000	Fu Ji Food & Catering Services (a)(c)	157
	Food Catering Service Provider in China
		274,962

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Singapore 4.6%
37,000,000	Olam International	$67,751
	Agriculture Supply Chain Manager
70,000,000	Mapletree Logistics Trust	41,558
	Asian Logistics Landlord
33,485,000	CDL Hospitality Trust	41,520
	Hotel Owner/Operator
5,000,000	Singapore Exchange	26,163
	Singapore Equity & Derivatives Market Operator
20,000,000	Ascendas REIT	25,816
	Singapore Industrial Property Landlord
3,762,900	Goodpack	4,478
	International Bulk Container Leasing
		207,286
	> India 4.3%
908,519	Asian Paints	44,694
	India's Largest Paint Company
1,806,000	Jain Irrigation Systems	41,360
	Agricultural Micro-irrigation Systems & Food Processing
2,396,050	Shriram Transport Finance	29,616
	Truck Financing in India
400,000	Housing Development Finance	25,216
	Indian Mortgage Lender
1,570,000	Mundra Port & Special Economic Zone	24,705
	Indian West Coast Shipping Port
1,450,000	Educomp Solutions	16,388
	Multimedia Educational Content & Schools
1,271,000	Patel Engineering	11,603
	Civil Engineering & Construction
		193,582
	> South Korea 2.6%
245,000	NHN (a)	36,461
	South Korea's Largest Online Search Engine
909,000	Woongjin Coway	30,388
	South Korean Household Appliance Rental Service Provider
172,000	MegaStudy	22,694
	Online Education Service Provider
376,000	Mirae Asset Securities	16,474
	South Korean Largest Diversified Financial Company
179,000	Taewoong	8,054
	Niche Custom Forging
		114,071
	> Hong Kong 2.5%
22,154,200	Lifestyle International	42,969
	Mid to High-end Department Store Operator in Hong Kong & China
2,300,000	Hong Kong Exchanges and Clearing	35,923
	Hong Kong Equity & Derivatives Market Operator
5,000,000	Melco Crown Entertainment (a)(b)	18,700
	Macau Casino Operator
6,819,050	L'Occitane International (a)	14,870
	Skin Care & Cosmetics Producer
		112,462

Number of Shares		Value (000)
	> Taiwan 2.3%
6,038,500	Simplo Technology	$32,694
	World's Largest Notebook Battery Pack Supplier
50,376,000	Yuanta Financial Holdings	26,883
	Financial Holding Company in Taiwan
9,297,575	Everlight Electronics	23,771
	LED Packager
1,454,200	Formosa International Hotels (a)	17,811
	Hotel, Food & Beverage Operation & Hospitality Management Services
		101,159
	> Indonesia 0.6%
65,000,000	Perusahaan Gas Negara	27,484
	Gas Distributor & Pipeline Operator
		27,484
Asia: Total		1,822,748
Europe 34.4%
	> United Kingdom 7.5%
6,700,000	Serco	58,364
	Facilities Management
2,000,000	Intertek Group	42,775
	Testing, Inspection & Certification Services
680,000	Chemring	29,847
	Defense Manufacturer of Countermeasures & Energetics
2,637,000	Capita Group	28,932
	White Collar, Back Office Outsourcing
8,700,000	Cobham	27,422
	Aerospace Components
1,466,000	Schroders	26,383
	United Kingdom Top Tier Asset Manager
3,850,000	Micro Focus	24,113
	United Kingdom Legacy Software Provider
3,500,000	PureCircle (a)	12,945
	Manufactures Natural Sweetener
20,823,776	Archipelago Resources (a)	12,941
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
682,000	Rotork	12,889
	Valve Actuators for Oil & Water Pipelines
3,465,000	N Brown Group	12,888
	Home Shopping Women's Clothes Retailer
4,600,000	RPS Group	12,788
	Environmental Consulting & Planning
1,250,000	Smith & Nephew	11,769
	Medical Equipment & Supplies
586,942	Abcam	10,715
	Online Sales of Antibodies
690,000	Tullow Oil	10,278
	Oil & Gas Producer
		335,049
	> Netherlands 5.9%
1,922,517	Imtech	49,318
	Electromechanical & ICT Installation & Maintenance

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Netherlands—continued
1,040,200	Vopak	$38,174
	World's Largest Operator of Petroleum & Chemical Storage Terminals
763,202	Fugro	34,896
	Sub-sea Oilfield Services
1,476,800	Unit 4 Agresso (d)	30,572
	Business Software Development
1,298,651	Koninklijke TenCate (d)	28,292
	Advanced Textiles & Industrial Fabrics
1,968,060	Aalberts Industries	25,371
	Flow Control & Heat Treatment
1,088,187	Arcadis	19,491
	Engineering Consultants
103,000	Core Laboratories (b)	15,204
	Oil & Gas Reservoir Consulting
650,000	QIAGEN (a)	12,592
	Life Science Tools & Molecular Diagnostics
836,400	USG People (a)	11,737
	Temporary Staffing Services
		265,647
	> Germany 4.0%
1,699,000	Rhoen-Klinikum	37,737
	Health Care Services
610,000	CTS Eventim	29,320
	Event Ticket Sales
245,000	Vossloh	19,915
	Rail Infrastructure & Diesel Locomotives
127,000	Rational	19,614
	Commercial Oven Manufacturer
335,000	Wincor Nixdorf	18,744
	Retail POS Systems & ATM Machines
960,000	Tognum	17,849
	Diesel Engines for Drive & Power Generation Systems
650,000	Elringklinger	13,909
	Automobile Components
1,590,000	Wirecard (b)	13,524
	Online Payment Processing & Risk Management
354,500	Deutsche Beteiligungs	8,074
	Private Equity Investment Management
		178,686
	> France 3.3%
330,000	Neopost	23,881
	Postage Meter Machines
322,200	Pierre & Vacances	21,445
	Vacation Apartment Lets
599,271	Eurofins Scientific (a)(b)	21,264
	Food, Pharmaceuticals & Materials Screening & Testing
531,000	Mersen (b)	18,108
	Advanced Industrial Materials
595,614	Saft (b)	18,061
	Niche Battery Manufacturer
206,183	Rubis	16,670
	Tank Storage & Liquefied Petroleum Gas Distribution
201,101	Norbert Dentressangle	13,206
	Leading European Logistics & Transport Group

Number of Shares		Value (000)
205,311	Zodiac Aerospace	$9,889
	Aerospace Supplier
1,337,100	Hi-Media (a)	7,031
	Online Advertiser in Europe
		149,555
	> Switzerland 3.1%
20,500	Sika	36,231
	Chemicals for Construction & Industrial Applications
325,000	Kuehne & Nagel	33,290
	Freight Forwarding/Logistics
185,000	Geberit	28,688
	Plumbing Supplies
660,000	Bank Sarasin & Cie	26,443
	Private Banking
125,000	Partners Group	15,083
	Private Markets Asset Management
		139,735
	> Italy 2.3%
7,674,000	Terna (b)	27,637
	Italian Power Transmission
4,311,600	Credito Emiliano	24,265
	Italian Regional Bank
1,298,500	Ansaldo STS	20,733
	Railway Systems Integrator
279,000	Tod's	17,589
	Leather Shoes & Bags
8,131,000	CIR (a)	13,703
	Italian Holding Company
		103,927
	> Sweden 1.9%
3,756,000	Hexagon (b)	48,908
	Measurement Equipment
3,887,000	Sweco	24,779
	Engineering Consultants
1,078,000	East Capital Explorer (a)	9,780
	Sweden-based RUS/CEE Investment Fund
		83,467
	> Ireland 1.4%
11,526,000	United Drug	32,083
	Irish Pharmaceutical Wholesaler & Outsourcer
575,000	Paddy Power	17,854
	Irish Betting Services
297,000	Aryzta	11,206
	Baked Goods
		61,143
	> Finland 1.2%
967,777	Stockmann	29,857
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	21,621
	Engineering Consultants
		51,478
	> Portugal 0.8%
6,801,200	Redes Energéticas Nacionais	21,923
	Portuguese Power Transmission & Gas Transportation

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Portugal—continued
16,574,000	Banco Comercial Português	$12,424
	Largest Portuguese Banking Franchise
		34,347
	> Denmark 0.7%
306,000	Novozymes	32,478
	Industrial Enzymes
		32,478
	> Iceland 0.5%
33,804,924	Marel (a)	23,734
	Largest Manufacturer of Poultry & Fish Processing Equipment
		23,734
	> Spain 0.5%
579,000	Red Eléctrica de Espana	20,697
	Spanish Power Transmission
		20,697
	> Greece 0.5%
6,475,300	Intralot	20,560
	Lottery & Gaming Systems & Services
		20,560
	> Poland 0.4%
893,900	Central European Distribution (a)	19,111
	Largest Spirits Company in Central & Eastern Europe
		19,111
	> Czech Republic 0.4%
118,200	Komercni Banka	19,099
	Leading Czech Republic Universal Bank
		19,099
Europe: Total		1,538,713
Other Countries 14.0%
	> Canada 4.8%
1,710,000	ShawCor	43,129
	Oil & Gas Pipeline Products
1,983,000	Eldorado Gold	35,541
	Gold Miner in Turkey, Greece, China & Brazil
1,154,100	CCL Industries	30,897
	Leading Global Label Manufacturer
735,000	Baytex	21,956
	Oil & Gas Producer in Canada
540,000	AG Growth	17,805
	Leading Manufacturer of Augers & Grain Handling Equipment
850,000	Ivanhoe Mines (a)	11,011
744,000	Ivanhoe Mines (a)(e)	9,702
	Copper Mine Project in Mongolia
1,355,000	Guyana Goldfields (a)(f)	8,821
	Gold Mining Projects in Guyana
530,000	Black Diamond Group	8,738
	Provides Accommodations/Equipment for Oil Sands Exploitation
1,480,610	Pan Orient (a)	7,163
	Growth Oriented & Return Focused Asian Explorer

Number of Shares		Value (000)
12,500,000	Eacom Timber - Subscription Receipts (a)(f)	$5,354
	Canadian Lumber Producer
872,700	Tahoe Resources (a)(f)	5,222
	Silver Project in Guatemala
2,262,100	Horizon North Logistics (a)	3,506
	Provides Diversified Oil Service Offering in Northern Canada
12,500,000	Petromanas (a)(f)	3,241
6,250,000	Petromanas - Warrants (a)(f)	235
	Exploring for Oil in Albania
49,900	WestFire Energy (a)	306
	Oil Producer in Alberta & Saskatchewan
		212,627
	> United States 3.6%
1,340,000	Atwood Oceanics (a)	34,197
	Offshore Drilling Contractor
625,000	Alexion Pharmaceuticals (a)	31,994
	Biotech Focused on Orphan Diseases
742,000	World Fuel Services	19,248
	Global Fuel Broker
329,000	FMC Technologies (a)	17,325
	Oil & Gas Wellhead Manufacturer
725,000	BioMarin (a)	13,746
	Biotech Focused on Orphan Diseases
679,000	Ritchie Brothers Auctioneers (b)	12,371
	Heavy Equipment Auctioneer
391,000	Bristow (a)	11,495
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
360,000	Textainer Group Holdings	8,690
	Top International Container Leasor
192,000	Oceaneering International (a)	8,621
	Provider of Sub-sea Services & Manufactured Products
324,000	Tesco (a)	3,979
	Developing New Well Drilling Technologies
		161,666
	> Australia 2.4%
2,482,000	UGL	28,029
	Engineering & Facilities Management
6,124,662	SAI Global	20,524
	Publishing, Certification & Compliance Services
319,000	Cochlear	19,871
	Cochlear Implants for Hearing
539,045	Perpetual Trustees	12,703
	Mutual Fund Management
1,741,880	Billabong International	12,685
	Action Sports Apparel Brand Manager
10,033,348	Hastie Group	11,548
	Mechanical, Electrical & Hydraulic (MEH) Engineering
731,000	Seek	4,258
	Online Job Listing & Education
		109,618

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> South Africa 2.1%
1,973,000	Naspers	$66,313
	Media in Africa & Other Emerging Markets
4,600,000	Mr. Price	26,673
	South African Retailer of Apparel, Household & Sporting Goods
114,560	Northam Platinum	673
	Platinum Mining in South Africa
		93,659
	> Israel 0.7%
2,890,000	Israel Chemicals	30,138
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		30,138
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	13,752
	Largest Retail Bank & Insurer in Kazakhstan
		13,752
	> Senegal 0.1%
24,247	Sonatel	6,102
	Leading Telecoms Operator in Western Africa
		6,102
	> Egypt —%
55,299	Paints & Chemical Industries (Pachin)	471
	Paints & Inks in Egypt
		471
Other Countries: Total		628,033
Latin America 6.2%
	> Brazil 4.7%
5,200,000	Localiza Rent A Car	60,354
	Car Rental
5,375,000	Suzano	45,293
	Brazilian Pulp & Paper Producer
1,900,000	Natura	42,105
	Direct Retailer of Cosmetics
2,858,610	Mills Estruturas e Servicios de Engenha (a)	21,618
	Civil Engineering & Construction
3,000,000	MRV Engenharia	21,125
	Brazilian Low-income Property Developer
2,500,000	PDG Realty	21,108
	Brazilian Low-income Property Developer
		211,603
	> Mexico 0.9%
570,000	Grupo Aeroportuario del Sureste - ADR	25,958
	Mexican Airport Operator
6,837,700	Urbi Desarrollos Urbanos (a)	12,688
	Affordable Housing Builder
		38,646

Number of Shares or Principal Amount (000)		Value (000)
	> Chile 0.6%
862,000	Sociedad Quimica y Minera de Chile - ADR	$28,110
	Producer of Specialty Fertilizers, Lithium & Iodine
		28,110
Latin America: Total		278,359
Total Equities: 95.3% (Cost: $3,560,230)		4,267,853
Securities Lending Collateral: 1.8%
82,526,716	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.03%)	82,527
Total Securities Lending Collateral: 1.8% (Cost: $82,527)		82,527
Short-Term Obligations: 4.0%
	> Repurchase Agreement 3.4%
$153,790	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by U.S. Government Agency obligations with various maturities to 8/25/14, market value $156,866 (repurchase proceeds $153,790)	153,790
		153,790
	> Commercial Paper 0.6%
22,100	Toyota Motor Credit 0.27% due 7/02/10	22,100
		22,100
Total Short-Term Obligations: (Amortized Cost: $175,890)		175,890
Total Investments: 101.1% (Cost: $3,818,647)(h)(i)		4,526,270
Obligation to Return Collateral for Securities Loaned: (1.8)%		(82,527)
Cash and Other Assets Less Liabilities: 0.7%		33,511
Total Net Assets: 100.0%		$4,477,254

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $79,485.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Koninklijke TenCate	1,372,989	40,382	114,720	1,298,651	$28,292	$1,119
Nippon Residential Investment*	12,500	-	12,500	-	-	332
Unit 4 Agresso	1,385,000	91,800	-	1,476,800	30,572	296
Total of Affiliated Transactions	2,770,489	132,182	127,220	2,775,451	$58,864	$1,747

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $48,357 and $58,864, respectively. Investments in affiliated companies represented 1.3% of total net assets at June 30, 2010.

(e)  Security is traded on a U.S. exchange.

(f)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $22,873, which represented 0.51% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Eacom Timber - Subscription Receipts	3/17/10	12,500,000	$6,188	$5,354
Guyana Goldfields	1/19/10	1,355,000	9,134	8,821
Tahoe Resources	5/28/10	872,700	4,984	5,222
Petromanas	5/20/10	12,500,000	4,344	3,241
Petromanas - Warrants	5/20/10	6,250,000	362	235
			$25,012	$22,873

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2010, for federal income tax purposes, the cost of investments was $3,818,647 and net unrealized apppreciation was $707,623, consisting of gross unrealized appreciation of $1,065,340 and gross unrealized depreciation of $357,717.

(i)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$870,836	19.5
Japanese Yen	791,742	17.7
U.S. Dollar	607,840	13.5
British Pound	335,049	7.5
Hong Kong Dollar	311,504	7.0
Other currencies less than 5% of total net assets	1,609,299	35.9
	$4,526,270	101.1

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

  At June 30, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Sell	Forward Foreign Currency Exchange Contracts to Buy	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	5,842	$5,000	7/15/10	$90
AUD	USD	5,862	5,000	8/13/10	89
CAD	USD	1,033	1,000	7/15/10	29
CAD	USD	1,034	1,000	8/13/10	29
EUR	USD	58,564	80,000	7/15/10	8,381
EUR	USD	63,519	80,000	8/13/10	2,310
EUR	USD	55,560	68,000	9/15/10	31
USD	JPY	2,510,487	27,000	7/15/10	1,400
USD	JPY	2,506,086	27,000	8/13/10	1,363
USD	JPY	1,925,658	21,000	9/15/10	807
			$315,000		$14,529
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized (Depreciation)
AUD	USD	28,061	$26,000	7/15/10	$(2,415)
AUD	USD	29,225	26,000	8/13/10	(1,519)
AUD	USD	24,715	21,000	9/15/10	(377)
CAD	USD	26,898	27,000	7/15/10	(1,735)
CAD	USD	27,423	27,000	8/13/10	(1,246)
CAD	USD	26,878	26,000	9/15/10	(764)
EUR	USD	9,809	12,000	7/15/10	(4)
EUR	USD	9,807	12,000	8/13/10	(5)
USD	JPY	549,900	6,000	7/15/10	(221)
USD	JPY	550,050	6,000	8/13/10	(225)
			$189,000		$(8,511)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$75,920	$1,746,671	$157	$1,822,748
Europe	34,315	1,504,398	-	1,538,713
Other Countries	360,241	267,792	-	628,033
Latin America	278,359	-	-	278,359
Total Equities	748,835	3,518,861	157	4,267,853
Total Securities Lending Collateral	82,527	-	-	82,527
Total Short-Term Obligations	-	175,890	-	175,890
Total Investments	$831,362	$3,694,751	$157	$4,526,270
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	14,529	-	14,529
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(8,511)	-	(8,511)
Total	$831,362	$3,700,769	$157	$4,532,288

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Asia	$158	$-	$(1)	$-	$-	$-	$-	$157
	$158	$-	$(1)	$-	$-	$-	$-	$157

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $(1). This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The Funds adopted FASB Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures (Topic 820)" ("the Update"), effective March 31, 2010. The Update applies to Funds' disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$152,770	$-	$-	$152,770

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2010, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$397,393	8.9
Industrial Materials & Specialty Chemicals	293,535	6.6
Machinery	276,159	6.2
Outsourcing Services	99,033	2.2
Electrical Components	89,997	2.0
Construction	74,280	1.6
Conglomerates	58,242	1.3
Industrial Distribution	6,676	0.1
	1,295,315	28.9
> Consumer Goods & Services
Food & Beverage	172,052	3.8
Retail	155,834	3.5
Nondurables	123,770	2.8
Travel	81,800	1.8
Casinos & Gaming	79,014	1.8
Other Consumer Services	73,357	1.6
Educational Services	71,820	1.6
Apparel	60,003	1.3
Other Entertainment	47,130	1.1
Consumer Electronics	13,378	0.3
	878,158	19.6
> Information
Computer Hardware & Related Equipment	81,802	1.8
Financial Processors	75,610	1.7
Instrumentation	68,657	1.5
TV Broadcasting	66,312	1.5
Business Software	54,685	1.2
Internet Related	54,402	1.2
Semiconductors & Related Equipment	23,771	0.5
Publishing	23,740	0.5
Mobile Communications	13,359	0.3
CATV	13,279	0.3
Business Information & Marketing Services	12,788	0.3
Telecommunications Equipment	12,155	0.3
Advertising	7,031	0.2
Telephone and Data Services	6,102	0.2
	513,693	11.5
> Energy & Minerals
Oil Services	165,886	3.7
Mining	131,784	2.9
Oil Refining, Marketing & Distribution	82,329	1.9
Agricultural Commodities	50,647	1.1
Oil & Gas Producers	43,178	1.0
	473,824	10.6

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$272,764	6.1
Transportation	127,629	2.8
Regulated Utilities	70,258	1.6
	470,651	10.5
> Finance
Brokerage & Money Management	141,823	3.2
Banks	115,166	2.6
Finance Companies	55,393	1.2
Savings & Loans	25,216	0.5
	337,598	7.5
> Health Care
Medical Equipment & Devices	167,560	3.7
Pharmaceuticals	56,265	1.3
Health Care Services	37,737	0.9
Medical Supplies	23,306	0.5
Biotechnology & Drug Delivery	13,746	0.3
	298,614	6.7
Total Equities:	4,267,853	95.3
Securities Lending Collateral:	82,527	1.8
Short-Term Obligations:	175,890	4.0
Total Investments:	4,526,270	101.1
Obligation to Return Collateral for Securities Loaned:	(82,527)	(1.8)
Cash and Other Assets Less Liabilities:	33,511	0.7
Net Assets:	$4,477,254	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Information
AboveNet	45,000	90,000
Atmel	550,000	1,451,000
Blackboard	95,000	135,000
Constant Contact	64,547	132,000
Jack Henry & Associates	0	174,000
SBA Communications	525,000	610,000
Consumer Goods & Services
Coldwater Creek	417,260	455,956
Kenneth Cole Productions	0	130,000
Penn National Gaming	110,000	372,000
Rue21	0	48,900
Finance
Associated Banc-Corp	213,600	453,400
Green Bankshares	247,203	264,703
MB Financial	492,125	532,000
Industrial Goods & Services
Acuity Brands	145,000	280,000
Kennametal	0	73,000
Health Care
Amylin Pharmaceuticals	0	145,000
Array Biopharma	0	650,000
Idenix Pharmaceuticals	0	332,171
Isis Pharmaceuticals	199,900	421,253
NPS Pharmaceuticals	509,900	582,500
Seattle Genetics	489,300	596,537
The Medicines Company	0	150,000
Xenoport	0	306,000
Other Industries
Dupont Fabros Technology	0	138,000
Education Realty Trust	0	400,000
Extra Space Storage	441,000	557,000
Rush Enterprises, Class B	0	115,000
World Fuel Services	100,000	156,000
Energy & Minerals
Alexco Resource	0	393,000
Northern Oil & Gas	109,000	230,000
Rosetta Resources	61,000	129,000
St. Mary Land & Exploration	0	133,000

	Number of Shares
	03/31/10	06/30/10
Sales
Information
Blackbaud	525,000	370,000
Cogent Communications	250,000	0
Crown Castle International	890,000	383,000
Global Payments	220,000	188,000
Informatica	1,155,000	985,000
Integrated Device Technology	1,168,000	701,000
Mediacom Communications	335,000	0
NetSuite	240,000	0
Novell	918,000	0
Polycom	480,000	429,000
Tyler Technologies	136,513	0
Consumer Goods & Services
Bebe Stores	131,314	0
Cavco Industries	297,403	250,000
Gaylord Entertainment	750,000	593,700
Hansen Natural	90,000	0
ITT Educational Services	179,000	153,700
P.F. Chang's China Bistro	40,000	0
Vitacost.com	125,000	0
Finance
H&E Equipment Services	625,000	542,600
MF Global	750,000	675,000
SEI Investments	150,000	0
Industrial Goods & Services
Ritchie Brothers Auctioneers	110,000	0
Health Care
Auxilium Pharmaceuticals	157,000	86,678
eResearch Technology	283,000	0
Human Genome Sciences	248,000	59,000
Illumina	71,000	34,000
InterMune	117,000	0
Kinetic Concepts	40,000	0
Onyx Pharmaceuticals	100,000	82,600
Other Industries
American Campus Communities	90,000	0
Digital Realty Trust	100,000	22,000
Energy & Minerals
Carrizo Oil & Gas	485,000	162,000
Equitable Resources	111,200	0
Layne Christensen	179,846	0
Oceaneering International	95,000	38,000
Southwestern Energy	137,800	0

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 99.8%
Information 31.7%
	> Business Software 7.3%
985,000	Informatica (a)	$23,522
	Enterprise Data Integration Software
620,000	Micros Systems (a)	19,759
	Information Systems for Restaurants & Hotels
375,000	ANSYS (a)	15,214
	Simulation Software for Engineers & Designers
370,000	Blackbaud	8,055
	Software & Services for Non-profits
158,000	Concur Technologies (a)	6,743
	Web Enabled Cost & Expense Management Software
135,000	Blackboard (a)	5,040
	Education Software
174,000	Jack Henry & Associates	4,155
	Systems Financial Institutions
57,000	Quality Systems	3,305
	IT Systems for Medical Groups & Ambulatory Care Centers
959,000	Art Technology Group (a)	3,280
	Software & Tools to Optimize Websites for E-Commerce
132,000	Constant Contact (a)	2,816
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
100,000	Avid Technology (a)	1,273
	Digital Nonlinear Editing Software & Systems
230,000	Actuate (a)	1,023
	Information Delivery Software & Solutions
		94,185
	> Semiconductors & Related Equipment 4.1%
760,000	Microsemi (a)	11,119
	Analog/Mixed-signal Semiconductors
500,000	Monolithic Power Systems (a)	8,930
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,179,750	ON Semiconductor (a)	7,527
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	7,077
	Analog/Mixed-signal Semiconductors
1,451,000	Atmel (a)	6,965
	Microcontrollers, RF & Memory Semiconductors
480,000	Pericom Semiconductor (a)	4,608
	Interface Integrated Circuits (ICs) & Frequency Control Products
701,000	Integrated Device Technology (a)	3,470
	Communications Semiconductors
750,000	Entegris (a)	2,977
	Semiconductor Materials Management Products
		52,673
	> Telephone and Data Services 3.6%
2,061,000	tw telecom (a)	34,377
	Fiber Optic Telephone/Data Services
2,250,000	PAETEC Holding (a)	7,673
	Telephone/Data Services for Business

Number of Shares		Value (000)
90,000	AboveNet (a)	$4,246
	Metropolitan Fiber Communications Services
		46,296
	> Computer Hardware & Related Equipment 3.2%
549,000	II-VI (a)	16,267
	Laser Optics & Specialty Materials
285,600	Amphenol	11,218
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	7,137
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	4,668
	Bar Code Printers
135,000	Netgear (a)	2,409
	Networking Products for Small Business & Home
		41,699
	> Instrumentation 2.9%
180,000	Mettler Toledo (a)	20,093
	Laboratory Equipment
575,000	IPG Photonics (a)	8,757
	Fiber Lasers
168,000	Trimble Navigation (a)	4,704
	GPS-based Instruments
130,000	FLIR Systems (a)	3,782
	Infrared Cameras
		37,336
	> Mobile Communications 2.7%
610,000	SBA Communications (a)	20,746
	Communications Towers
383,000	Crown Castle International (a)	14,271
	Communications Towers
88,000	Globalstar (a)	135
	Satellite Mobile Voice & Data Carrier
		35,152
	> Telecommunications Equipment 2.3%
429,000	Polycom (a)	12,780
	Video Conferencing Equipment
473,000	Blue Coat Systems (a)	9,664
	WAN Acceleration & Network Security
320,000	Finisar (a)(b)	4,768
	Optical Sub-systems & Components
116,000	CommScope (a)	2,757
	Wireless Infrastructure Equipment & Telecom Cable
		29,969
	> Computer Services 1.9%
395,000	SRA International (a)	7,770
	Government IT Services
310,000	ExlService Holdings (a)	5,323
	BPO (Business Process Outsourcing)
786,000	RCM Technologies (a)(c)	3,513
	Technology & Engineering Services
235,000	iGate	3,013
	IT & BPO (Business Process Outsourcing) Services

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Computer Services—continued
1,005,500	Hackett Group (a)	$2,825
	IT Integration & Best Practice Research
172,000	Acxiom (a)	2,527
	Database Marketing Services
		24,971
	> Gaming Equipment & Services 1.7%
570,000	Bally Technologies (a)	18,463
	Slot Machines & Software
73,000	WMS Industries (a)	2,865
	Slot Machine Provider
		21,328
	> Internet Related 0.6%
79,188	Equinix (a)	6,432
	Network Neutral Data Centers
381,740	TheStreet.com	1,099
	Financial Information Websites
		7,531
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	6,979
	Electronic Manufacturing Services
		6,979
	> Financial Processors 0.5%
188,000	Global Payments	6,870
	Credit Card Processor
		6,870
	> Radio 0.2%
511,100	Salem Communications (a)	1,896
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	804
	Spanish Language Radio Stations
18,750	Saga Communications (a)	448
	Radio Stations in Small & Mid-sized Cities
		3,148
	> TV Broadcasting 0.2%
975,000	Entravision Communications (a)	2,057
	Spanish Language TV & Radio Stations
		2,057
Information: Total		410,194
Consumer Goods & Services 17.3%
	> Retail 6.6%
390,000	lululemon athletica (a)(b)	14,516
	Premium Active Apparel Retailer
360,000	Urban Outfitters (a)	12,380
	Apparel & Home Specialty Retailer
281,000	J Crew Group (a)	10,344
	Multi-channel Branded Retailer
322,000	Abercrombie & Fitch	9,882
	Teen Apparel Retailer
774,000	Chico's FAS	7,647
	Women's Specialty Retailer
875,000	Saks (a)	6,641
	Luxury Department Store Retailer
480,000	Talbots (a)	4,949
	Women's Specialty Retailer

Number of Shares		Value (000)
244,000	AnnTaylor Stores (a)	$3,970
	Women's Apparel Retailer
943,000	Charming Shoppes (a)	3,536
	Women's Specialty Plus Size Apparel Retailer
130,000	Shutterfly (a)	3,115
	Internet Photo-centric Retailer
440,000	Pier 1 Imports (a)	2,820
	Home Furnishing Retailer
715,000	Wet Seal (a)	2,610
	Specialty Apparel Retailer
455,956	Coldwater Creek (a)	1,532
	Women's Apparel Retailer
48,900	Rue21 (a)	1,484
	Fashion Value Apparel Retailer
		85,426
	> Travel 2.8%
593,700	Gaylord Entertainment (a)	13,115
	Convention Hotels
797,750	Avis Budget Group (a)	7,834
	Second Largest Car Rental Company
220,000	Vail Resorts (a)	7,680
	Ski Resort Operator & Developer
750,000	Hertz (a)	7,095
	Largest U.S. Rental Car Operator
		35,724
	> Furniture & Textiles 1.9%
980,000	Knoll	13,024
	Office Furniture
540,000	Interface	5,800
	Modular & Broadloom Carpet
285,000	Herman Miller	5,378
	Office Furniture
		24,202
	> Educational Services 1.3%
153,700	ITT Educational Services (a)	12,760
	Post-secondary Degree Services
165,000	Universal Technical Institute (a)	3,901
	Vocational Training
		16,661
	> Other Durable Goods 1.0%
250,000	Cavco Industries (a)	8,795
	Manufactured Homes
154,000	Jarden	4,138
	Branded Household Products
		12,933
	> Casinos & Gaming 1.0%
372,000	Penn National Gaming (a)	8,593
	Regional Casino Operator
455,000	Pinnacle Entertainment (a)	4,304
	Regional Casino Operator
		12,897
	> Consumer Goods Distribution 0.9%
523,500	Pool	11,475
	Distributor of Swimming Pool Supplies & Equipment
		11,475

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Apparel 0.6%
284,313	True Religion Apparel (a)	$6,275
	Premium Denim
130,000	Kenneth Cole Productions (a)	1,431
	Wholesaler & Retailer of Lifestyle Brand
		7,706
	> Food & Beverage 0.5%
162,000	Diamond Foods	6,658
	Culinary Ingredients & Snack Foods
		6,658
	> Other Consumer Services 0.4%
182,000	Lifetime Fitness (a)	5,786
	Sport & Fitness Club Operator
		5,786
	> Leisure Products 0.3%
180,000	Thor Industries	4,275
	RV & Bus Manufacturer
		4,275
Consumer Goods & Services: Total		223,743
Finance 13.8%
	> Banks 6.2%
981,941	Valley National Bancorp	13,374
	New Jersey/New York Bank
659,800	TCF Financial	10,959
	Great Lakes Bank
532,000	MB Financial	9,784
	Chicago Bank
431,597	Lakeland Financial	8,623
	Indiana Bank
170,000	SVB Financial Group (a)	7,009
	Bank to Venture Capitalists
453,400	Associated Banc-Corp	5,559
	Midwest Bank
508,000	Pacific Continental	4,811
	Pacific Northwest Bank
264,703	Green Bankshares (a)(b)	3,380
	Tennessee Bank
269,600	Eagle Bancorp (a)	3,176
	Metro D.C. Bank
678,200	First Busey	3,072
	Illinois Bank
245,000	Wilmington Trust	2,717
	Delaware Trust Bank
178,826	Sandy Spring Bancorp	2,506
	Baltimore/D.C. Bank
225,000	Whitney Holding	2,081
	Gulf Coast Bank
90,000	TriCo Bancshares	1,524
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	902
	Colorado Bank
		79,477
	> Finance Companies 5.1%
1,136,500	AmeriCredit (a)	20,707
	Auto Lending

Number of Shares		Value (000)
397,900	World Acceptance (a)	$15,244
	Personal Loans
345,000	McGrath Rentcorp	7,859
	Temporary Space & IT Rentals
265,000	GATX	7,070
	Rail Car Lessor
412,500	Aaron's	7,041
	Rent to Own
542,600	H&E Equipment Services (a)	4,064
	Heavy Equipment Leasing
230,000	CAI International (a)	2,737
	International Container Leasing
99,200	Marlin Business Services (a)	1,199
	Small Equipment Leasing
		65,921
	> Brokerage & Money Management 1.1%
280,000	Eaton Vance	7,731
	Specialty Mutual Funds
675,000	MF Global (a)	3,854
	Futures Broker
155,000	Investment Technology Group (a)	2,489
	Electronic Trading
		14,074
	> Savings & Loans 1.0%
600,000	ViewPoint Financial	8,310
	Texas Thrift
238,090	Berkshire Hills Bancorp	4,638
	Northeast Thrift
46,231	K-Fed Bancorp (b)	420
	Los Angeles Savings & Loan
		13,368
	> Insurance 0.4%
110,000	Delphi Financial Group	2,685
	Workers Compensation & Group Employee Benefit Products & Services
120,000	Tower Group	2,584
	Commercial & Personal Lines Insurance
		5,269
Finance: Total		178,109
Industrial Goods & Services 13.3%
	> Machinery 9.5%
627,500	Ametek	25,194
	Aerospace/Industrial Instruments
373,600	Nordson	20,952
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	18,979
	Industrial Air Filtration
585,000	Pentair	18,837
	Pumps & Water Treatment
587,000	ESCO Technologies	15,115
	Automatic Electric Meter Readers
195,000	MOOG (a)	6,285
	Motion Control Products for Aerospace, Defense & Industrial Markets
199,000	HEICO	5,363
	FAA Approved Aircraft Replacement Parts

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Machinery—continued
162,000	Oshkosh (a)	$5,048
	Specialty Truck Manufacturer
71,800	Toro	3,527
	Turf Maintenance Equipment
73,000	Kennametal	1,856
	Consumable Cutting Tools
50,000	Kaydon	1,643
	Specialized Friction & Motion Control Products
		122,799
	> Electrical Components 0.8%
280,000	Acuity Brands	10,186
	Commercial Lighting Fixtures
		10,186
	> Industrial Materials & Specialty Chemicals 0.8%
255,000	Drew Industries (a)	5,151
	RV & Manufactured Home Components
150,000	Albany International	2,428
	Paper Machine Clothing & Advanced Textiles
60,000	Albemarle	2,383
	Refinery Catalysts & Other Specialty Chemicals
		9,962
	> Steel 0.6%
540,000	GrafTech International (a)	7,895
	Industrial Graphite Materials Producer
		7,895
	> Other Industrial Services 0.5%
396,000	American Reprographics (a)	3,457
	Document Management & Logistics
265,000	TrueBlue (a)	2,965
	Temporary Manual Labor
		6,422
	> Industrial Distribution 0.5%
350,000	Interline Brands (a)	6,051
	Industrial Distribution
		6,051
	> Waste Management 0.3%
130,000	Waste Connections (a)	4,536
	Solid Waste Management
		4,536
	> Construction 0.2%
240,000	M/I Homes (a)	2,314
	Columbus-based Home Builder
		2,314
	> Water 0.1%
550,000	Mueller Water Products	2,041
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,041
Industrial Goods & Services: Total		172,206

Number of Shares		Value (000)
Health Care 9.5%
	> Biotechnology & Drug Delivery 4.9%
596,537	Seattle Genetics (a)	$7,153
	Antibody-based Therapies for Cancer
220,000	Acorda Therapeutics (a)	6,844
	Biopharma Company Focused on Nervous Disorder Drugs
431,000	Nektar Therapeutics (a)	5,215
	Drug Delivery Technologies
266,000	BioMarin (a)	5,043
	Biotech Focused on Orphan Diseases
145,000	AMAG Pharmaceuticals (a)	4,981
	Biotech Focused on Niche Diseases
797,253	Allos Therapeutics (a)	4,887
	Cancer Drug Development
421,253	Isis Pharmaceuticals (a)	4,031
	Biotech Pioneer in Anti-sense Drugs
582,500	NPS Pharmaceuticals (a)	3,751
	Orphan Drugs & Healthy Royalties
535,089	Micromet (a)	3,339
	Next-generation Antibody Technology
306,000	Xenoport (a)(b)	3,002
	Biotech Company with Proprietary Drug Development Platform
57,000	United Therapeutics (a)	2,782
	Biotech Focused on Rare Diseases
145,000	Amylin Pharmaceuticals (a)	2,726
	Biotech Company Focused on Diabetes & Obesity
86,678	Auxilium Pharmaceuticals (a)	2,037
	Biotech Focused on Niche Disease Areas
650,000	Array Biopharma (a)	1,983
	Drugs for Cancer & Inflammatory Diseases
82,600	Onyx Pharmaceuticals (a)	1,783
	Commercial-stage Biotech Focused on Cancer
332,171	Idenix Pharmaceuticals (a)	1,661
	Developer of Drugs for Infectious Diseases
59,000	Human Genome Sciences (a)	1,337
	Biotech Focused on HCV, Inflammation & Cancer
220,000	Anthera (a)	1,179
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (a)(d)	31
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	5
	Cardiovascular Biotech Company
100,000	IsoRay - Warrants (a)(d)	3
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	1
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
		63,775
	> Medical Equipment & Devices 2.4%
235,000	Alexion Pharmaceuticals (a)	12,030
	Biotech Focused on Orphan Diseases
165,000	Orthofix International (a)	5,288
	Bone Fixation & Stimulation Devices

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
160,000	American Medical Systems (a)	$3,539
	Medical Devices to Treat Urological Conditions
76,000	Gen-Probe (a)	3,452
	Molecular In-vitro Diagnostics
80,000	Sirona Dental Systems (a)	2,787
	Manufacturer of Dental Equipment
34,000	Illumina (a)	1,480
	Leading Tools & Service Provider for Genetic Analysis
108,147	Vermillion (a)(d)	1,266
	Ovarian Cancer Diagnostic Test
250,000	Nanosphere (a)	1,090
	Molecular Diagnostics Company with Best of Breed Platform
		30,932
	> Health Care Services 1.2%
606,300	PSS World Medical (a)	12,823
	Distributor of Medical Supplies
45,000	Mednax (a)	2,503
	Physician Management for Pediatric & Anesthesia Practices
		15,326
	> Medical Supplies 0.9%
361,000	Cepheid (a)	5,783
	Molecular Diagnostics
176,460	Immucor (a)	3,361
	Automated Blood Typing Reagents
53,000	Idexx Laboratories (a)(b)	3,228
	Diagnostic Equipment & Services for Veterinarians
		12,372
	> Pharmaceuticals 0.1%
150,000	The Medicines Company (a)	1,142
	Specialty Pharmaceuticals - Cardiovascular
		1,142
Health Care: Total		123,547
Other Industries 7.3%
	> Real Estate 6.3%
405,000	SL Green Realty	22,291
	Manhattan Office Buildings
836,200	BioMed Realty Trust	13,455
	Life Science-focused Office Buildings
280,619	Macerich	10,473
	Regional Shopping Malls
246,000	Corporate Office Properties	9,289
	Office Buildings
557,000	Extra Space Storage	7,742
	Self Storage Facilities
1,450,000	Kite Realty Group	6,061
	Community Shopping Centers
1,058,000	DCT Industrial Trust	4,782
	Industrial Properties
138,000	Dupont Fabros Technology	3,389
	Technology-focused Office Buildings
400,000	Education Realty Trust	2,412
	Student Housing

Number of Shares		Value (000)
22,000	Digital Realty Trust	$1,269
	Technology-focused Office Buildings
		81,163
	> Transportation 1.0%
344,720	Heartland Express	5,005
	Regional Trucker
156,000	World Fuel Services	4,047
	Global Fuel Broker
180,000	Rush Enterprises, Class A (a)	2,405
115,000	Rush Enterprises, Class B (a)	1,340
	Truck Sales & Services
		12,797
Other Industries: Total		93,960
Energy & Minerals 6.9%
	> Oil Services 4.2%
500,000	FMC Technologies (a)	26,330
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	19,267
	Offshore Drilling Contractor
105,000	Bristow (a)	3,087
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
115,375	Exterran Holdings (a)	2,978
	Natural Gas Compressor Rental & Fabrication
38,000	Oceaneering International (a)	1,706
	Provider of Sub-sea Services & Manufactured Products
106,000	Tesco (a)	1,302
	Developing New Well Drilling Technologies
		54,670
	> Oil & Gas Producers 2.0%
1,135,000	Quicksilver Resources (a)	12,485
	Natural Gas & Coal Steam Gas Producer
133,000	St. Mary Land & Exploration	5,341
	Oil & Gas Producer
230,000	Northern Oil & Gas (a)	2,953
	Small E&P Company in North Dakota Bakken
129,000	Rosetta Resources (a)	2,555
	Oil & Gas Producer Exploring in South Texas & Montana
162,000	Carrizo Oil & Gas (a)	2,516
	Oil & Gas Producer
22,800	Oasis Petroleum (a)	331
	Oil Producer in North Dakota
		26,181
	> Mining 0.7%
50,000	Core Laboratories (Netherlands) (b)	7,381
	Oil & Gas Reservoir Consulting
393,000	Alexco Resource (a)	1,234
	Mining, Exploration & Environmental Services
		8,615
Energy & Minerals: Total		89,466
Total Equities: 99.8% (Cost: $1,145,424)		1,291,225

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 1.3%
16,740,975	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.03%)	$16,741
Total Securities Lending Collateral: (Cost: $16,741)		16,741
Short-Term Obligation 0.5%
$6,499	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 8/25/14, market value $6,631 (repurchase proceeds $6,499)	6,499
Total Short-Term Obligation: (Cost: $6,499)		6,499
Total Investments: 101.6% (Cost: $1,168,664)(f)		1,314,465
Obligation to Return Collateral for Securities Loaned: (1.3)%		(16,741)
Cash and Other Assets Less Liabilities: (0.3)%		(3,488)
Total Net Assets: 100.0%		$1,294,236

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $16,139.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliate	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
Cavco Industries*	327,900	-	77,900	250,000	$8,795	$-
RCM Technologies	786,000	-	-	786,000	3,513	-
Total of Affiliated Transactions	1,113,900	-	77,900	1,036,000	$12,308	$-

*  At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $13,412 and $12,308, respectively. Investments in the affiliated companies represented 1.0% of total net assets at June 30, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $1,307 which represented 0.10% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Vermillion	1/07/10	108,147	$2,000	$1,266
Metabolex, Series A	2/11/00	18,181	2,000	31
Medicure - Warrants	12/22/06	738,060	-	5
IsoRay - Warrants	3/21/07	100,000	-	3
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	1
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	1
			$5,556	$1,307

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2010, for federal income tax purposes, the cost of investments was $1,168,664 and net unrealized appreciation was $145,801, consisting of gross unrealized appreciation of $321,700 and gross unrealized depreciation of $175,899.

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$410,194	$-	$-	$410,194
Consumer Goods & Services	223,743	-	-	223,743
Finance	178,109	-	-	178,109
Industrial Goods & Services	172,206	-	-	172,206
Health Care	122,240	1,274	33	123,547
Other Industries	93,960	-	-	93,960
Energy & Minerals	89,466	-	-	89,466
Total Equities	1,289,918	1,274	33	1,291,225
Total Securities Lending Collateral	16,741	-	-	16,741
Total Short-Term Obligation	-	6,499	-	6,499
Total Investments	$1,306,659	$7,773	$33	$1,314,465

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisor's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Health Care	$25	$-	$8	$-	$-	$-	$-	$33
	$25	$-	$8	$-	$-	$-	$-	$33

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $8. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Asia
> Japan
Kansai Paint	1,311,400	1,879,000
> China
Jiangsu Expressway	8,361,000	13,127,000
Zhaojin Mining Industry	4,394,000	5,515,200
> Singapore
Ascendas REIT	7,500,000	8,686,700
Europe
> United Kingdom
Cobham	2,929,700	3,120,000
Intertek Group	525,000	530,000
Micro Focus	0	1,280,000
> Netherlands
Fugro	169,162	175,427
Imtech	252,000	258,904
> Germany
Rhoen-Klinikum	174,000	251,000
> Ireland
United Drug	2,191,700	2,563,000
Other Countries
> Canada
AG Growth	73,600	125,000
Pan American Silver	0	510,000
> Australia
UGL	759,000	870,000

	Number of Shares
	03/31/10	06/30/10
Sales
Asia
> Japan
Nomura Holdings	560,000	0
Suruga Bank	307,000	0
> China
Shandong Weigao	1,752,700	0
> Singapore
Singapore Exchange	702,000	0
> South Korea
MegaStudy	49,204	0
Europe
> United Kingdom
Capita Group	1,100,000	0
Schroders	310,000	200,000
Serco	2,350,000	2,300,000
Spice Group	851,400	0
> France
Zodiac Aerospace	102,000	0
> Spain
Red Eléctrica de Espana	195,000	127,000
Other Countries
> Canada
Potash Corp. of Saskatchewan	51,500	0
> United States
Alexion Pharmaceuticals	90,000	0
Diamond Offshore	61,000	0
Oceaneering International	80,000	0

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 88.9%
Asia 33.9%
	> Japan 15.5%
1,879,000	Kansai Paint	$16,081
	Paint Producer in Japan, India, China & Southeast Asia
189,300	Benesse	8,621
	Education Service Provider
4,450	Seven Bank	8,058
	ATM Processing Services
634,300	Rohto Pharmaceutical	7,737
	Health & Beauty Products
160,300	Ain Pharmaciez	6,489
	Dispensing Pharmacy/Drugstore Operator
6,060	Jupiter Telecommunications	5,775
	Largest Cable Service Provider in Japan
900	Orix JREIT	3,752
	Diversified REIT
435,000	Kamigumi	3,343
	Port Cargo Handling & Logistics
		59,856
	> China 6.5%
5,515,200	Zhaojin Mining Industry	12,935
	Gold Mining & Refining in China
13,127,000	Jiangsu Expressway	11,968
	Chinese Toll Road Operator
		24,903
	> Singapore 5.8%
8,686,700	Ascendas REIT	11,212
	Singapore Industrial Property Landlord
6,100,000	Olam International	11,170
	Agriculture Supply Chain Manager
		22,382
	> South Korea 4.3%
78,000	NHN (a)	11,608
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,048
	South Korean Household Appliance Rental Service Provider
		16,656
	> Hong Kong 1.8%
434,700	Hong Kong Exchanges and Clearing	6,790
	Hong Kong Equity & Derivatives Market Operator
		6,790
Asia: Total		130,587
Europe 32.4%
	> United Kingdom 13.7%
2,300,000	Serco	20,035
	Facilities Management
530,000	Intertek Group	11,336
	Testing, Inspection & Certification Services
3,120,000	Cobham	9,834
	Aerospace Components
1,280,000	Micro Focus	8,017
	United Kingdom Legacy Software Provider

Number of Shares		Value (000)
200,000	Schroders	$3,599
	United Kingdom Top Tier Asset Manager
		52,821
	> Netherlands 5.4%
175,427	Fugro	8,021
	Sub-sea Oilfield Services
258,904	Imtech	6,642
	Electromechanical & ICT Installation & Maintenance
41,000	Core Laboratories (b)	6,052
	Oil & Gas Reservoir Consulting
		20,715
	> Switzerland 2.8%
135,900	Bank Sarasin & Cie	5,445
	Private Banking
51,000	Kuehne & Nagel	5,224
	Freight Forwarding/Logistics
		10,669
	> Sweden 2.4%
715,000	Hexagon	9,310
	Measurement Equipment
		9,310
	> Germany 2.4%
251,000	Rhoen-Klinikum	5,575
	Health Care Services
412,000	Wirecard (b)	3,504
	Online Payment Processing & Risk Management
		9,079
	> Ireland 1.9%
2,563,000	United Drug	7,134
	Irish Pharmaceutical Wholesaler & Outsourcer
		7,134
	> France 1.8%
98,000	Neopost	7,092
	Postage Meter Machines
		7,092
	> Spain 1.2%
127,000	Red Eléctrica de Espana	4,540
	Spanish Power Transmission
		4,540
	> Denmark 0.8%
29,000	Novozymes	3,078
	Industrial Enzymes
		3,078
Europe: Total		124,438
Other Countries 19.0%
	> Canada 9.0%
510,000	Pan American Silver	12,893
	Silver Mining
701,250	Eldorado Gold	12,568
	Gold Miner in Turkey, Greece, China & Brazil
179,700	CCL Industries	4,811
	Leading Global Label Manufacturer

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Canada—continued
125,000	AG Growth	$4,121
	Leading Manufacturer of Augers & Grain Handling Equipment
		34,393
	> South Africa 5.5%
630,000	Naspers	21,174
	Media in Africa & Other Emerging Markets
		21,174
	> Australia 2.6%
870,000	UGL	9,825
	Engineering & Facilities Management
		9,825
	> United States 1.1%
171,000	Atwood Oceanics (a)	4,364
	Offshore Drilling Contractor
		4,364
	> Israel 0.8%
310,000	Israel Chemicals	3,233
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		3,233
Other Countries: Total		72,989
Latin America 3.6%
	> Colombia 3.6%
615,000	Pacific Rubiales Energy (a)	13,784
	Oil Production & Exploration in Colombia
		13,784
Latin America: Total		13,784
Total Equities: 88.9% (Cost: $289,347)		341,798
Securities Lending Collateral: 1.7%
6,592,500	Dreyfus Government Cash Management Fund (c) (7 day yield of 0.03%)	6,593
Total Securities Lending Collateral: (Cost: $6,593)		6,593
Short-Term Obligations: 10.6%
	> Repurchase Agreement 10.1%
$38,904	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 7/30/14, market value $39,685 (repurchase proceeds $38,904)	38,904
		38,904

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$1,900	Toyota Motor Credit 0.27% due 7/02/10	$1,900
		1,900
Total Short-Term Obligations: (Cost: $40,804)		40,804
Total Investments: 101.2% (Cost: $336,744)(d)(e)		389,195
Obligation to Return Collateral for Securities Loaned: (1.7)%		(6,593)
Cash and Other Assets Less Liabilities: 0.5%		2,086
Total Net Assets: 100.0%		$384,688

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $6,360.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At June 30, 2010, for federal income tax purposes, the cost of investments was $336,744 and net unrealized appreciation was $52,451, consisting of gross unrealized appreciation of $70,800 and gross unrealized depreciation of $18,349.

(e)  On June 30, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$59,856	15.6
British Pound	52,821	13.7
U.S. Dollar	51,220	13.3
Canadian Dollar	48,178	12.5
Euro	42,508	11.1
Hong Kong Dollar	31,692	8.2
Singapore Dollar	22,382	5.8
South African Rand	21,174	5.5
Other currencies less than 5% of total net assets	52,771	13.8
	$382,602	99.5

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$130,587	$-	$130,587
Europe	6,052	118,386	-	124,438
Other Countries	38,757	34,232	-	72,989
Latin America	13,784	-	-	13,784
Total Equities	58,593	283,205	-	341,798
Total Securities Lending Collateral	6,593	-	-	6,593
Total Short-Term Obligations	-	40,804	-	40,804
Total Investments	$65,186	$324,009	$-	$389,195

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2010, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$33,027	8.6
Industrial Materials & Specialty Chemicals	22,392	5.8
Outsourcing Services	20,035	5.2
Machinery	11,213	2.9
Electrical Components	9,834	2.6
	96,501	25.1
> Energy & Minerals
Mining	44,448	11.6
Oil & Gas Producers	13,784	3.6
Oil Services	12,385	3.2
	70,617	18.4
> Information
TV Broadcasting	21,174	5.5
Internet Related	11,608	3.0
Financial Processors	10,294	2.7
Instrumentation	9,310	2.4
Business Software	8,017	2.1
CATV	5,775	1.5
	66,178	17.2
> Consumer Goods & Services
Other Consumer Services	13,669	3.5
Nondurables	12,548	3.3
Food & Beverage	11,170	2.9
Retail	6,489	1.7
	43,876	11.4
> Other Industries
Transportation	15,311	4.0
Real Estate	14,964	3.9
Regulated Utilities	4,540	1.2
	34,815	9.1
> Finance
Brokerage & Money Management	9,044	2.3
Banks	8,058	2.1
	17,102	4.4

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$7,134	1.9
Health Care Services	5,575	1.4
	12,709	3.3
Total Equities:	341,798	88.9
Total Securities Lending Collateral:	6,593	1.7
Short-Term Obligations:	40,804	10.6
Total Investments:	389,195	101.2
Obligation to Return Collateral for Securities Loaned:	(6,593)	(1.7)
Cash and Other Assets Less Liabilities:	2,086	0.5
Net Assets:	$384,688	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/10	06/30/10
Purchases
Consumer Goods & Services
Career Education	1,500,000	1,600,000
GLG Life Tech (Canada)	747,200	885,175
Hertz	8,000,000	8,500,000
IFM Investments (Century 21 China RE) - ADR (China)	669,300	2,100,000
lululemon athletica	310,000	330,000
RexLot Holdings (China)	325,000,000	335,000,000
Safeway	3,700,000	3,800,000
Thor Industries	0	400,000
Tractor Supply Company	0	60,000
Wet Seal	500,382	2,500,000
Information
WNS - ADR (India)	4,008,400	4,029,900
Energy & Minerals
Canacol Energy (Colombia)	32,240,000	36,240,000
Canadian Solar (China)	2,200,000	3,100,000
Petromanas (Canada)	0	5,000,000
Petromanas (Canada)	0	13,125,000
ShaMaran Petroleum (Iraq)	5,117,000	8,200,600
Synthesis Energy Systems (China)	3,020,160	3,940,000
Finance
Discover Financial Services	2,825,000	3,325,000
MF Global	5,500,000	6,500,000
Industrial Goods & Services
ChemSpec International - ADR (China)	587,189	1,345,000
Health Care
NPS Pharmaceuticals	150,393	1,239,040
Other Industries
American Commercial Lines	900,000	1,150,000
BioMed Realty Trust	0	1,200,000
Wisconsin Energy	0	200,000

	Number of Shares
	03/31/10	06/30/10
Sales
Consumer Goods & Services
ITT Educational Services	900,000	858,000
Princeton Review	775,681	0
SkillSoft - ADR	9,000,000	0
Steelcase	1,588,000	0
Information
CardTronics	2,529,536	2,100,000
China Mass Media - ADR (China)	461,673	0
VisionChina Media - ADR (China)	3,657,860	2,500,000
Energy & Minerals
Alange Energy (Colombia)	10,000,000	8,000,000
Gran Tierra Energy (Colombia)	2,500,000	1,828,000
Tetra Technologies	4,700,000	3,893,000
Health Care
Emdeon	27,500	0

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2010

Number of Shares		Value (000)
		Equities: 93.5%
Consumer Goods & Services 26.5%
	> Retail 8.2%
3,800,000	Safeway	$74,708
	Supermarkets
1,650,000	Abercrombie & Fitch	50,638
	Teen Apparel Retailer
330,000	lululemon athletica (a)(b)	12,283
	Premium Active Apparel Retailer
2,500,000	Wet Seal (a)	9,125
	Specialty Apparel Retailer
60,000	Tractor Supply Company	3,658
	Rural America Retailer
		150,412
	> Travel 6.9%
8,500,000	Hertz (a)	80,410
	Largest U.S. Rental Car Operator
2,500,000	Expedia	46,950
	Online Travel Services Company
		127,360
	> Educational Services 5.9%
858,000	ITT Educational Services (a)	71,231
	Post-secondary Degree Services
1,600,000	Career Education (a)	36,832
	Post-secondary Education
		108,063
	> Apparel 2.3%
1,135,000	Coach	41,484
	Designer & Retailer of Branded Leather Accessories
		41,484
	> Casinos & Gaming 1.7%
335,000,000	RexLot Holdings (China)	30,569
	Lottery Equipment Supplier in China
		30,569
	> Other Consumer Services 0.6%
2,100,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	10,983
	Provides Real Estate Services in China
		10,983
	> Leisure Products 0.5%
400,000	Thor Industries	9,500
	RV & Bus Manufacturer
		9,500
	> Food & Beverage 0.4%
885,175	GLG Life Tech (Canada) (a)	6,754
	Produce an All-natural Sweetener Extracted from the Stevia Plant
17,500,000	Fu Ji Food & Catering Services (China) (a)(c)	180
	Food Catering Service Provider in China
		6,934
Consumer Goods & Services: Total		485,305

Number of Shares		Value (000)
Information 22.4%
	> Mobile Communications 7.4%
1,550,000	Crown Castle International (a)	$57,753
	Communications Towers
900,000	American Tower (a)	40,050
	Communications Towers in USA & Latin America
13,400,800	Globalstar (a)(b)	20,637
	Satellite Mobile Voice & Data Carrier
505,000	SBA Communications (a)	17,175
	Communications Towers
		135,615
	> Contract Manufacturing 6.0%
8,000,000	Sanmina-SCI (a)(d)	108,880
	Electronic Manufacturing Services
		108,880
	> Computer Services 2.7%
4,029,900	WNS - ADR (India) (a)(d)	47,311
	Offshore BPO (Business Process Outsourcing) Services
1,000,000	Hackett Group (a)	2,810
	IT Integration & Best Practice Research
		50,121
	> Business Software 2.2%
7,000,000	Novell (a)	39,760
	Directory, Operating System & Identity Management Software
		39,760
	> Computer Hardware & Related Equipment 1.6%
750,000	Amphenol	29,460
	Electronic Connectors
		29,460
	> Financial Processors 1.5%
2,100,000	CardTronics (a)(d)	27,216
	Operates the World's Largest Network of ATMs
		27,216
	> Instrumentation 0.6%
100,000	Mettler Toledo (a)	11,163
	Laboratory Equipment
		11,163
	> Advertising 0.4%
2,500,000	VisionChina Media - ADR (China) (a)(b)	7,500
	Advertising on Digital Screens in China's Mass Transit System
		7,500
Information: Total		409,715
Energy & Minerals 17.2%
	> Oil & Gas Producers 11.6%
4,466,666	Pacific Rubiales Energy (Colombia) (a)(e)	99,612
1,483,334	Pacific Rubiales Energy (Colombia) (a)	33,246
	Oil Production & Exploration in Colombia

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
36,240,000	Canacol Energy (Colombia) (a)(d)(e)	$30,026
	Oil Producer in South America
1,050,000	Houston American Energy (b)	10,353
	Oil & Gas Exploration/Production in Colombia
25,883,000	ShaMaran Petroleum (Iraq) (a)(d)(e)	9,531
8,200,600	ShaMaran Petroleum (Iraq) (a)(d)	3,081
	Oil Exploration in Kurdistan
1,828,000	Gran Tierra Energy (Colombia) (a)	9,187
	Oil Exploration & Production in Colombia, Peru & Argentina
16,432,900	Petroamerica (Colombia) (a)	4,940
	Oil Exploration & Production in Colombia
17,144,000	Petrodorado (Colombia) (a)(e)	4,103
17,144,000	Petrodorado - Warrants (Colombia) (a)(e)	1,610
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
13,125,000	Petromanas (Canada) (a)(e)	3,403
5,000,000	Petromanas (Canada) (a)	1,409
6,562,500	Petromanas - Warrants (Canada) (a)(e)	247
	Exploring for Oil in Albania
8,000,000	Alange Energy (Colombia) (a)	2,630
	Oil & Gas Exploration/Production in Colombia
		213,378
	> Oil Services 2.6%
3,893,000	Tetra Technologies (a)(d)	35,349
	U.S.-based Services Company with Life of Field Approach
11,324,000	Tuscany International Drilling (Colombia) (a)(d)(e)	11,467
1,900,000	Tuscany International Drilling - Warrants (Colombia) (a)(d)(e)	51
	South America-based Drilling Rig Contractor
		46,867
	> Alternative Energy 2.1%
3,100,000	Canadian Solar (China) (a)(d)	30,318
	Solar Cell & Module Manufacturer
1,400,000	Real Goods Solar (a)(d)	4,424
	Residential Solar Energy Installer
3,940,000	Synthesis Energy Systems (China) (a)(d)	4,334
	Owner/Operator of Gasification Plants
		39,076
	> Agricultural Commodities 0.9%
38,000,000	Eacom Timber - Subscription Receipts (Canada) (a)(e)	16,277
	Canadian Lumber Producer
		16,277
Energy & Minerals: Total		315,598
Finance 11.4%
	> Brokerage & Money Management 5.2%
6,500,000	MF Global (a)	37,115
	Futures Broker
1,300,000	Eaton Vance	35,893
	Specialty Mutual Funds

Number of Shares		Value (000)
1,100,000	SEI Investments	$22,396
	Mutual Fund Administration & Investment Management
		95,404
	> Insurance 3.7%
13,500,000	CNO Financial Group (a)(d)	66,825
	Life, Long-term Care & Medical Supplement Insurance
		66,825
	> Credit Cards 2.5%
3,325,000	Discover Financial Services	46,484
	Credit Card Company
		46,484
Finance: Total		208,713
Industrial Goods & Services 10.3%
	> Waste Management 2.6%
1,500,000	Waste Management	46,935
	U.S. Garbage Collection & Disposal
		46,935
	> Machinery 2.4%
1,100,000	Ametek	44,165
	Aerospace/Industrial Instruments
		44,165
	> Outsourcing Services 2.1%
1,850,000	Quanta Services (a)	38,202
	Electrical & Telecom Construction Services
		38,202
	> Industrial Materials & Specialty Chemicals 1.6%
1,000,000	Nalco Holding Company	20,460
	Provider of Water Treatment & Process Chemicals & Services
1,345,000	ChemSpec International - ADR (China)	9,697
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		30,157
	> Other Industrial Services 1.1%
600,000	Expeditors International of Washington	20,706
	International Freight Forwarder
		20,706
	> Industrial Distribution 0.5%
90,000	WW Grainger	8,951
	Industrial Distribution
		8,951
Industrial Goods & Services: Total		189,116
Other Industries 5.3%
	> Transportation 3.7%
1,300,000	JB Hunt Transport Services	42,471
	Truck & Intermodal Carrier
1,150,000	American Commercial Lines (a)(d)	25,887
	Operator of Inland Barges/Builder of Barges & Vessels
		68,358

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate 1.0%
1,200,000	BioMed Realty Trust	$19,308
	Life Science-focused Office Buildings
		19,308
	> Regulated Utilities 0.6%
200,000	Wisconsin Energy	10,148
	Wisconsin Utility
		10,148
Other Industries: Total		97,814
Health Care 0.4%
	> Biotechnology & Drug Delivery 0.4%
1,239,040	NPS Pharmaceuticals (a)	7,979
	Orphan Drugs & Healthy Royalties
		7,979
Health Care: Total		7,979
Total Equities: 93.5% (Cost: $1,594,701)		1,714,240
Securities Lending Collateral: 0.4%
7,520,640	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.03%)	7,521
Total Securities Lending Collateral: (Cost: $7,521)		7,521
Short-Term Obligations: 8.3%
	> Repurchase Agreement 7.8%
$142,599	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 10/15/14, market value $145,453 (repurchase proceeds $142,599)	142,599
		142,599

Principal Amount (000)		Value (000)
	> Commercial Paper 0.5%
$10,200	Toyota Motor Credit 0.27% due 7/02/10	$10,200
		10,200
Total Short-Term Obligations: 8.3% (Amortized Cost: $152,799)		152,799
Total Investments: 102.2% (Cost: $1,755,021)(g)		$1,874,560
Obligation to Return Collateral for Securities Loaned: (0.4)%		(7,521)
Cash and Other Assets Less Liabilities: (1.8)%		(33,295)
Total Net Assets: 100.0%		$1,833,744

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2010. The total market value of Fund securities on loan at June 30, 2010 was $7,060.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/10	Value	Dividend
American Commercial Lines	1,125,000	250,000	225,000	1,150,000	$25,887	$-
Canacol Energy	32,240,000	4,000,000	-	36,240,000	30,026	-
Canadian Solar	1,900,000	1,200,000	-	3,100,000	30,318	-
CardTronics	2,620,000	-	520,000	2,100,000	27,216	-
China Mass Media - ADR*	1,662,685	-	1,662,685	-	-	-
CNO Financial Group	13,500,000	-	-	13,500,000	66,825	-
Globalstar*	13,400,800	-	-	13,400,800	20,637	-
Real Goods Solar	1,400,000	-	-	1,400,000	4,424	-
Sanmina-SCI	8,200,000	-	200,000	8,000,000	108,880	-
ShaMaran Petroleum	31,000,000	3,083,600	-	34,083,600	12,612	-
SkillSoft - ADR*	9,000,000	-	9,000,000	-	-	-
Synthesis Energy Systems	2,200,000	1,740,000	-	3,940,000	4,334	-
Tetra Technologies	5,000,000	-	1,107,000	3,893,000	35,349	-
Tuscany International Drilling	-	13,224,000	-	13,224,000	11,518	-
VisionChina Media - ADR*	4,250,000	250,959	2,000,959	2,500,000	7,500	-
WNS - ADR	3,913,900	116,000	-	4,029,900	47,311	-
Total of Affiliated Transactions	131,412,385	23,864,559	14,715,644	140,561,300	$432,837	$-

* At June 30, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2010, were $616,960 and $432,837, respectively. Investments in affiliated companies represented 23.6% of the Fund's total net assets at June 30, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2010, the market value of these securities amounted to $176,327, which represented 9.62% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	4,466,666	$17,934	$99,612
Canacol Energy	9/23/09-4/15/10	36,240,000	11,360	30,026
Eacom Timber - Subscription Receipts	3/17/10	38,000,000	18,812	16,277
Tuscany International Drilling	2/12/10-3/23/10	11,324,000	12,989	11,467
ShaMaran Petroleum	9/15/09	25,883,000	18,117	9,531
Petrodorado	11/20/09	17,144,000	3,607	4,103
Petromanas	5/20/10	13,125,000	4,561	3,403
Petrodorado - Warrants	11/20/09	17,144,000	2,118	1,610
Petromanas - Warrants	5/20/10	6,562,500	380	247
Tuscany International Drilling - Warrants	2/12/10	1,900,000	235	51
			$90,113	$176,327

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2010, for federal income tax purposes, the cost of investments was $1,755,021 and net unrealized appreciation was $119,539, consisting of gross unrealized appreciation of $473,634 and gross unrealized depreciation of $354,095.

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$454,556	$30,569	$180	$485,305
Information	409,715	-	-	409,715
Energy & Minerals	139,271	176,327	-	315,598
Finance	208,713	-	-	208,713
Industrial Goods & Services	189,116	-	-	189,116
Other Industries	97,814	-	-	97,814
Health Care	7,979	-	-	7,979
Total Equities	1,507,164	206,896	180	1,714,240
Total Securities Lending Collateral	7,521	-	-	7,521
Total Short-Term Obligations	-	152,799	-	152,799
Total Investments	$1,514,685	$359,695	$180	$1,874,560

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement, that have a holding period or an extended settlement period, are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the advisors experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. Securities for which no market exist are valued based upon the market approach using inputs from the investment team but ultimately decided by the Board of Trustees. These may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six-month period ending June 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of June 30, 2010
Equities
Consumer Goods & Services	$181	$-	$(1)	$-	$-	$-	$-	$180
	$181	$-	$(1)	$-	$-	$-	$-	$180

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $(1). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2010

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 73.2%
546,355	Columbia Acorn International, Class Z	$17,554
1,563,532	Columbia Dividend Income Fund, Class Z	17,230
534,795	Columbia Acorn Fund, Class Z	12,765
794,080	Columbia Marsico Growth Fund, Class Z	12,658
851,637	Columbia Large Cap Enhanced Core Fund, Class Z	8,542
751,788	Columbia Contrarian Core Fund, Class Z	8,518
380,153	Columbia Acorn Select, Class Z	8,466
Total Stock Funds (Cost: $84,502)		85,733
	> Bond Funds: 26.4%
1,712,620	Columbia Intermediate Bond Fund, Class Z	15,465
807,679	Columbia U.S. Treasury Index Fund, Class Z	9,313
826,078	Columbia Conservative High Yield Fund, Class Z	6,154
Total Bond Funds (Cost: $29,897)		30,932
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$660	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/10, due 7/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 1/19/16, market value $678 (repurchase proceeds $660)	660
Total Short-Term Obligation (Cost: $660)		660
Total Investments: 100.2% (Cost: $115,059)(a)		117,325
Cash and Other Assets Less Liabilities: (0.2)%		(196)
Total Net Assets: 100.0%		$117,129

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  At June 30, 2010, for federal income tax purposes, the cost of investments was $115,059 and net unrealized appreciation was $2,266, consisting of gross unrealized appreciation of $7,075 and gross unrealized depreciation of $4,809.

  The following table summarizes the inputs used, as of June 30, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$85,733	$-	$-	$85,733
Total Bond Funds	30,932	-	-	30,932
Total Short-Term Obligation	-	660	-	660
Total Investments	$116,665	$660	$-	$117,325

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2010	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$8,032,919	$3,616,500	$1,148,753	$297,840		$995,462	$—
Affiliated investments, at cost (See Note 4)	2,848,343	48,357	13,412	—		616,960	114,399
Repurchase agreements, at cost	592,670	153,790	6,499	38,904		142,599	660
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $301,261; Columbia Acorn International $79,485; Columbia Acorn USA $16,139; Columbia Acorn International Select $6,360; Columbia Acorn Select $7,060; Columbia Thermostat Fund $–)	$10,533,095	$4,313,616	$1,295,658	$350,291		$1,299,124	$—
Affiliated investments, at value (See Note 4)	3,122,025	58,864	12,308	—		432,837	116,665
Repurchase agreements, at value	592,670	153,790	6,499	38,904		142,599	660
Cash	1	— *	— *	—	*	1	1
Foreign currency (cost: Columbia Acorn Fund $508; Columbia Acorn International $30,540; Columbia Acorn International Select $383; Columbia Acorn Select $–)	507	30,603	—	383		—	—
Net unrealized appreciation on forward foreign currency exchange contracts	—	14,529	—	—		—	—
Receivable for:
Investments sold	42,914	9,933	1,708	3,374		3,560	—
Fund shares sold	12,073	8,362	1,676	1,039		1,724	85
Dividends and interest	7,268	6,023	570	357		1,007	—
Securities lending income	177	107	5	1		11	—
Foreign tax reclaims	293	1,709	—	71		—	—
Expense reimbursement due from Advisor	—	—	—	—	*	—	23
Trustees' Deferred Compensation Investments	2,354	636	183	—		232	—
Other assets	29	8	3	1		4	—	*
Total Assets	14,313,406	4,598,180	1,318,610	394,421		1,881,099	117,434
Liabilities:
Collateral on securities loaned	311,736	82,527	16,741	6,593		7,521	—
Net unrealized depreciation on forward foreign currency exchange contracts	—	8,511	—	—		—	—
Payable for:
Investments purchased	66,604	19,687	4,713	2,274		20,770	—
Fund shares redeemed	24,348	5,163	1,297	343		16,644	154
Management fee	7,758	2,861	978	303		1,317	10
Administration fee	496	153	46	13		66	4
12b-1 Service & Distribution fees	1,412	211	71	23		222	43
Reports to shareholders	807	288	101	41		211	33
Deferred Trustees' fees	2,354	636	183	33		232	22
Transfer agent fees	1,631	238	165	28		278	27
Trustees' fees	151	34	13	7		19	4
Custody fees	175	484	8	36		7	—
Foreign capital gains tax	884	—	—	—		—	—
Other liabilities	536	133	58	39		68	8
Total Liabilities	418,892	120,926	24,374	9,733		47,355	305
Net Assets	$13,894,514	$4,477,254	$1,294,236	$384,688		$1,833,744	$117,129
Composition of Net Assets:
Paid in capital	$10,872,711	$4,297,421	$1,218,262	$401,598		$1,838,059	$148,495
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(43,784)	(2,369)	(3,976)	(2,059)		(14,856)	884
Accumulated net realized gain/(loss)	292,618	(531,542)	(65,851)	(67,314)		(108,998)	(34,516)
Net unrealized appreciation/(depreciation) on:
Investments	2,773,858	707,623	145,801	52,451		119,539	2,266
Foreign capital gains tax	(885)	—	—	—		—	—
Foreign currency translations	(4)	6,121	—	12		— *	—
Net Assets	$13,894,514	$4,477,254	$1,294,236	$384,688		$1,833,744	$117,129
Net asset value per share – Class A (a)	$23.17	$32.06	$21.00	$22.17		$21.69	$10.54
(Net assets/shares)	($2,803,341/120,983)	($587,525/18,327)	($173,203/8,248)	($58,245/2,626)		($461,681/21,283)	($41,507/3,936)
Maximum offering price per share – Class A (b)	$24.58	$34.02	$22.28	$23.52		$23.01	$11.18
(Net asset value per share/front- end sales charge)	($23.17/0.9425)	($32.06/0.9425)	($21.00/0.9425)	($22.17/0.9425)		($21.69/0.9425)	($10.54/0.9425)
Net asset value and offering price per share – Class B (a)	$21.61	$31.27	$19.57	$21.23		$20.29	$10.60
(Net assets/shares)	($317,749/14,702)	($28,705/918)	($10,554/539)	($2,853/134)		($68,350/3,368)	($27,358/2,582)
Net asset value and offering price per share – Class C (a)	$21.41	$31.17	$19.44	$21.12		$20.13	$10.59
(Net assets/shares)	($667,528/31,173)	($83,580/2,682)	($28,919/1,488)	($10,168/482)		($83,706/4,158)	($19,014/1,796)
Net asset value and offering price per share – Class Z (c)	$23.87	$32.13	$21.74	$22.38		$22.27	$10.44
(Net assets/shares)	($10,105,896/423,307)	($3,777,444/117,557)	($1,081,560/49,742)	($313,422/14,005)		($1,220,007/54,782)	($29,250/2,801)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2010

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$51,748	$63,100	$3,865	$4,888	$4,806	$—
Dividend income from affiliates (See Note 4)	7,142	1,747	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	1,399
Interest income	282	100	4	11	91	— *
Securities lending income	661	367	57	4	31	—
	59,833	65,314	3,926	4,903	4,928	1,399
Foreign taxes withheld	(966)	(5,209)	(3)	(323)	—	—
Total Investment Income	58,867	60,105	3,923	4,580	4,928	1,399
Expenses:
Management fee	48,211	17,400	6,181	1,889	8,314	63
Administration fee	3,013	911	287	81	410	25
12b-1 Service and Distribution fees:
Class A	3,760	739	233	77	661	54
Class B	1,649	129	61	13	309	116
Class C	3,673	431	162	55	467	103
Transfer agent fees:
Class A	1,099	356	70	38	234	35
Class B	589	56	27	7	113	35
Class C	464	75	19	12	71	20
Class Z	1,537	630	230	42	262	9
Custody fees	497	1,701	29	118	107	—
Trustees' fees	417	118	39	14	57	6
Reports to shareholders	1,048	451	162	80	257	60
Chief compliance officer expenses (See Note 4)	256	64	22	6	30	3
Other expenses	683	234	102	80	133	48
Total expenses	66,896	23,295	7,624	2,512	11,425	577
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Advisor	—	—	—	(2)	—	(147)
Net Expenses	66,896	23,295	7,624	2,510	11,425	430
Net Investment Income/(Loss)	(8,029)	36,810	(3,701)	2,070	(6,497)	969
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	647,094	68,526	58,566	11,747	20,162	(6,494)
Affiliated investments (See Note 4)	91,179	(482)	(332)	—	9,508	—
Foreign currency transactions and forward foreign currency exchange contracts	(673)	28,671	—	(107)	(185)	—
Distributions from affiliated investment company shares	—	—	—	—	—	8
Net realized gain/(loss)	737,600	96,715	58,234	11,640	29,485	(6,486)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(862,540)	(322,009)	(140,997)	(29,235)	(71,433)	—
Affiliated investments (See Note 4)	(309,291)	(26,607)	1,689	—	(50,513)	3,214
Foreign currency translations and forward foreign currency exchange contracts	(140)	3,476	—	21	— *	—
Foreign capital gains tax	(685)	1,217	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(1,172,656)	(343,923)	(139,308)	(29,214)	(121,946)	3,214
Net realized and unrealized loss	(435,056)	(247,208)	(81,074)	(17,574)	(92,461)	(3,272)
Net Decrease in Net Assets resulting from Operations	$(443,085)	$(210,398)	$(84,775)	$(15,504)	$(98,958)	$(2,303)

*  Rounds to less than $500.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$(8,029)	$2,492	$36,810	$39,229	$(3,701)	$(4,927)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	646,421	(227,359)	97,197	(246,346)	58,566	(20,041)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	91,179	(100,539)	(482)	(3,829)	(332)	(110)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(863,365)	3,343,490	(317,316)	1,558,895	(140,997)	437,114
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(309,291)	1,143,521	(26,607)	49,345	1,689	1,994
Net Increase/(Decrease) from Operations	(443,085)	4,161,605	(210,398)	1,397,294	(84,775)	414,030
Distributions to Shareholders From:
Net investment income – Class A	(2,387)	—	(8,818)	(6,102)	—	—
Net investment income – Class B	—	—	(290)	(290)	—	—
Net investment income – Class C	—	—	(714)	(348)	—	—
Net investment income – Class Z	(12,574)	(20,981)	(68,470)	(53,467)	—	—
Total Distributions to Shareholders	(14,961)	(20,981)	(78,292)	(60,207)	—	—
Share Transactions:
Subscriptions – Class A	440,920	639,685	135,368	181,444	34,907	54,531
Distributions reinvested – Class A	2,161	—	7,649	5,737	—	—
Redemptions – Class A	(474,759)	(744,769)	(96,310)	(140,626)	(27,905)	(66,724)
Net Increase/(Decrease) – Class A	(31,678)	(105,084)	46,707	46,555	7,002	(12,193)
Subscriptions – Class B	15	100	35	14	2	5
Distributions reinvested – Class B	—	—	260	264	—	—
Redemptions – Class B	(205,826)	(224,032)	(8,706)	(14,833)	(10,015)	(9,892)
Net Decrease – Class B	(205,811)	(223,932)	(8,411)	(14,555)	(10,013)	(9,887)
Subscriptions – Class C	32,116	58,069	11,565	14,494	985	2,513
Distributions reinvested – Class C	—	—	589	265	—	—
Redemptions – Class C	(77,328)	(151,419)	(8,984)	(18,021)	(2,513)	(5,210)
Net Increase/(Decrease) – Class C	(45,212)	(93,350)	3,170	(3,262)	(1,528)	(2,697)
Subscriptions – Class Z	979,748	1,484,719	596,697	671,256	128,111	246,578
Distributions reinvested – Class Z	10,559	17,690	48,035	38,426	—	—
Redemptions – Class Z	(1,082,197)	(1,364,770)	(351,631)	(486,805)	(134,170)	(190,623)
Net Increase/(Decrease) – Class Z	(91,890)	137,639	293,101	222,877	(6,059)	55,955
Net Increase/(Decrease) from Share Transactions	(374,591)	(284,727)	334,567	251,615	(10,598)	31,178
Redemption Fees	—	—	192	259	—	—
Increase from regulatory settlements (See Note 9)	—	40	447	1,210	—	5
Total Increase/(Decrease) in Net Assets	(832,637)	3,855,937	46,516	1,590,171	(95,373)	445,213
Net Assets:
Beginning of period	14,727,151	10,871,214	4,430,738	2,840,567	1,389,609	944,396
End of period	$13,894,514	$14,727,151	$4,477,254	$4,430,738	$1,294,236	$1,389,609
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(43,784)	$(20,794)	$(2,369)	$39,113	$(3,976)	$(275)

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$2,070	$2,398	$(6,497)	$(10,372)	969	$1,281
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	11,640	(31,407)	19,977	31,689	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	9,508	(71,935)	(6,486)	(18,231)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(29,214)	127,633	(71,433)	521,770	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	(50,513)	316,510	3,214	51,494
Net Increase/(Decrease) from Operations	(15,504)	98,624	(98,958)	787,662	(2,303)	34,544
Distributions to Shareholders From:
Net investment income – Class A	(776)	(456)	—	—	(540)	(7)
Net investment income – Class B	(25)	—	—	—	(239)	—
Net investment income – Class C	(65)	—	—	—	(124)	—
Net investment income – Class Z	(5,241)	(3,077)	—	—	(429)	(115)
Total Distributions to Shareholders	(6,107)	(3,533)	—	—	(1,332)	(122)
Share Transactions:
Subscriptions – Class A	7,288	30,670	69,504	98,691	4,755	5,619
Distributions reinvested – Class A	675	439	—	—	497	6
Redemptions – Class A	(11,186)	(28,558)	(106,301)	(190,444)	(5,207)	(14,381)
Net Increase/(Decrease) – Class A	(3,223)	2,551	(36,797)	(91,753)	45	(8,756)
Subscriptions – Class B	1	—	30	39	1	—
Distributions reinvested – Class B	22	—	—	—	218	—
Redemptions – Class B	(910)	(1,493)	(16,677)	(23,638)	(4,888)	(12,541)
Net Decrease – Class B	(887)	(1,493)	(16,647)	(23,599)	(4,669)	(12,541)
Subscriptions – Class C	1,317	1,872	5,093	6,147	955	1,960
Distributions reinvested – Class C	55	—	—	—	109	—
Redemptions – Class C	(1,765)	(3,109)	(9,915)	(21,888)	(2,583)	(10,176)
Net Increase/(Decrease) – Class C	(393)	(1,237)	(4,822)	(15,741)	(1,519)	(8,216)
Subscriptions – Class Z	34,186	127,520	217,150	278,829	3,854	2,684
Distributions reinvested – Class Z	1,451	833	—	—	398	106
Redemptions – Class Z	(35,565)	(59,794)	(171,027)	(310,353)	(15,934)	(6,183)
Net Increase/(Decrease) – Class Z	72	68,559	46,123	(31,524)	(11,682)	(3,393)
Net Increase/(Decrease) from Share Transactions	(4,431)	68,380	(12,143)	(162,617)	(17,825)	(32,906)
Redemption Fees	8	33	—	—	—	—
Increase from regulatory settlements (See Note 9)	47	265	—	—	—	—
Total Increase/(Decrease) in Net Assets	(25,987)	163,769	(111,101)	625,045	(21,460)	1,516
Net Assets:
Beginning of period	410,675	246,906	1,944,845	1,319,800	138,589	137,073
End of period	$384,688	$410,675	$1,833,744	$1,944,845	$117,129	$138,589
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(2,059)	$1,978	$(14,856)	$(8,359)	$884	$1,247

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	17,559	33,142	3,959	6,366	1,500	3,208
Shares issued in reinvestment – Class A	92	—	244	208	—	—
Less shares redeemed – Class A	(19,165)	(39,655)	(2,831)	(5,549)	(1,214)	(3,839)
Net Increase/(Decrease) – Class A	(1,514)	(6,513)	1,372	1,025	286	(631)
Subscriptions – Class B	1	5	1	— *	— *	— *
Shares issued in reinvestment – Class B	—	—	9	10	—	—
Less shares redeemed – Class B	(8,710)	(12,472)	(261)	(588)	(457)	(582)
Net Decrease – Class B	(8,709)	(12,467)	(251)	(578)	(457)	(582)
Subscriptions – Class C	1,389	3,215	348	497	45	148
Shares issued in reinvestment – Class C	—	—	20	10	—	—
Less shares redeemed – Class C	(3,358)	(8,764)	(274)	(740)	(117)	(327)
Net Increase/(Decrease) – Class C	(1,969)	(5,549)	94	(233)	(72)	(179)
Subscriptions – Class Z	38,319	75,517	17,492	23,146	5,365	14,152
Shares issued in reinvestment – Class Z	436	750	1,528	1,391	—	—
Less shares redeemed – Class Z	(41,963)	(70,272)	(10,281)	(18,261)	(5,532)	(10,509)
Net Increase/(Decrease) – Class Z	(3,208)	5,995	8,739	6,276	(167)	3,643
Net Increase/(Decrease) in Shares of Beneficial Interest	(15,400)	(18,534)	9,954	6,490	(410)	2,251

*  Rounds to less than 500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	313	1,653	2,931	5,917	414	646
Shares issued in reinvestment – Class A	31	22	—	—	47	1
Less shares redeemed – Class A	(482)	(1,497)	(4,556)	(11,758)	(468)	(1,674)
Net Increase/(Decrease) – Class A	(138)	178	(1,625)	(5,841)	(7)	(1,027)
Subscriptions – Class B	— *	—	1	2	— *	—
Shares issued in reinvestment – Class B	1	—	—	—	20	—
Less shares redeemed – Class B	(41)	(85)	(744)	(1,512)	(435)	(1,410)
Net Decrease – Class B	(40)	(85)	(743)	(1,510)	(415)	(1,410)
Subscriptions – Class C	60	103	228	371	85	212
Shares issued in reinvestment – Class C	3	—	—	—	10	—
Less shares redeemed – Class C	(81)	(174)	(452)	(1,474)	(232)	(1,207)
Net Increase/(Decrease) – Class C	(18)	(71)	(224)	(1,103)	(137)	(995)
Subscriptions – Class Z	1,451	6,808	8,832	15,845	353	307
Shares issued in reinvestment – Class Z	66	42	—	—	38	12
Less shares redeemed – Class Z	(1,515)	(3,083)	(7,143)	(18,178)	(1,456)	(727)
Net Increase/(Decrease) – Class Z	2	3,767	1,689	(2,333)	(1,065)	(408)
Net Increase/(Decrease) in Shares of Beneficial Interest	(194)	3,789	(903)	(10,787)	(1,624)	(3,840)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.98		$17.22	$28.87	$29.02		$27.57		$25.93
Income from Investment Operations
Net investment income/(loss) (a)	(0.03)		(0.02)	(0.01)	0.05	(b)	0.05		0.07
Net realized and unrealized gain/(loss)	(0.76)		6.78	(10.98)	2.13		3.82		3.20
Total from Investment Operations	(0.79)		6.76	(10.99)	2.18		3.87		3.27
Less Distributions to Shareholders
From net investment income	(0.02)		—	—	(0.03)		(0.04)		(0.07)
From net realized gains	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	(0.02)		—	(0.66)	(2.33)		(2.42)		(1.63)
Increase from regulatory settlements	—		0.00 (c)	—	—		—		—
Net Asset Value, End of Period	$23.17		$23.98	$17.22	$28.87		$29.02		$27.57
Total Return (d)	(3.30	)%(e)	39.26%	(38.72)%	7.39	%(f)(g)	14.13	%(f)	12.76	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.05	%(i)	1.07%	1.05%	1.02%		1.02%		1.03%
Net investment income/(loss) (h)	(0.26	)%(i)	(0.12)%	(0.04)%	0.17%		0.17%		0.28%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	14	%(e)	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$2,803,341		$2,937,761	$2,221,100	$4,300,920		$4,067,868		$3,349,461

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.43		$16.21	$27.39	$27.78		$26.61		$25.19
Income from Investment Operations
Net investment loss (a)	(0.11)		(0.14)	(0.15)	(0.11	)(b)	(0.13)		(0.11)
Net realized and unrealized gain/(loss)	(0.71)		6.36	(10.37)	2.02		3.68		3.09
Total from Investment Operations	(0.82)		6.22	(10.52)	1.91		3.55		2.98
Less Distributions to Shareholders
From net realized gains	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Increase from regulatory settlements	—		0.00 (c)	—	—		—		—
Net Asset Value, End of Period	$21.61		$22.43	$16.21	$27.39		$27.78		$26.61
Total Return (d)	(3.66	)%(e)	38.37%	(39.11)%	6.76	%(f)(g)	13.43	%(f)	11.98	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.74	%(i)	1.74%	1.65%	1.59%		1.66%		1.72%
Net investment loss (h)	(0.98	)%(i)	(0.77)%	(0.64)%	(0.39)%		(0.48)%		(0.42)%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	14	%(e)	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$317,749		$525,072	$581,587	$1,270,292		$1,404,165		$1,422,580

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.23		$16.09	$27.25	$27.70		$26.58		$25.18
Income from Investment Operations
Net investment loss (a)	(0.12)		(0.17)	(0.19)	(0.18	)(b)	(0.17)		(0.13)
Net realized and unrealized gain/(loss)	(0.70)		6.31	(10.31)	2.03		3.67		3.09
Total from Investment Operations	(0.82)		6.14	(10.50)	1.85		3.50		2.96
Less Distributions to Shareholders
From net realized gains	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Total Distributions to Shareholders	—		—	(0.66)	(2.30)		(2.38)		(1.56)
Increase from regulatory settlements	—		0.00 (c)	—	—		—		—
Net Asset Value, End of Period	$21.41		$22.23	$16.09	$27.25		$27.70		$26.58
Total Return (d)	(3.69	)%(e)	38.16%	(39.23)%	6.56	%(f)(g)	13.25	%(f)	11.90	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.85	%(i)	1.89%	1.83%	1.79%		1.80%		1.82%
Net investment loss (h)	(1.07	)%(i)	(0.93)%	(0.82)%	(0.60)%		(0.61)%		(0.51)%
Waiver/Reimbursement	—		—	—	0.00	%(j)	0.02%		0.02%
Portfolio turnover rate	14	%(e)	27%	21%	20%		22%		16%
Net assets at end of period (000s)	$667,528		$736,818	$622,665	$1,312,243		$1,345,520		$1,220,339

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$34.13		$23.03	$43.42	$40.07		$33.20		$28.75
Income from Investment Operations
Net investment income (a)	0.23		0.23	0.47	0.27		0.23		0.22
Net realized and unrealized gain/(loss)	(1.81)		11.27	(20.20)	6.52		10.87		5.84
Total from Investment Operations	(1.58)		11.50	(19.73)	6.79		11.10		6.06
Less Distributions to Shareholders
From net investment income	(0.49)		(0.41)	(0.06)	(0.08)		(0.32)		(0.53)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.49)		(0.41)	(0.66)	(3.44)		(4.23)		(1.61)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(b)	0.01	—	—		—		—
Net Asset Value, End of Period	$32.06		$34.13	$23.03	$43.42		$40.07		$33.20
Total Return (c)	(4.59	)%(d)	50.40%	(46.09)%	16.90	%(e)	34.16	%(e)	21.42	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.29	%(g)	1.36%	1.31%	1.23%		1.24%		1.30%
Net investment income (f)	1.37	%(g)	0.85%	1.36%	0.60%		0.61%		0.72%
Waiver/Reimbursement	—		—	—	0.00	%(h)	0.01%		0.02%
Portfolio turnover rate	10	%(d)	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$587,525		$578,599	$366,820	$622,901		$313,401		$142,204

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$33.22		$22.41	$42.46	$39.39		$32.71		$28.18
Income from Investment Operations
Net investment income/(loss) (a)	0.10		0.08	0.27	0.04		(0.00	)(b)	0.02
Net realized and unrealized gain/(loss)	(1.74)		10.92	(19.72)	6.39		10.66		5.73
Total from Investment Operations	(1.64)		11.00	(19.45)	6.43		10.66		5.75
Less Distributions to Shareholders
From net investment income	(0.31)		(0.20)	—	(0.00	)(b)	(0.07)		(0.14)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.31)		(0.20)	(0.60)	(3.36)		(3.98)		(1.22)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(b)	0.01	—	—		—		—
Net Asset Value, End of Period	$31.27		$33.22	$22.41	$42.46		$39.39		$32.71
Total Return (c)	(4.93	)%(d)	49.36%	(46.41)%	16.25	%(e)	33.26	%(e)	20.57	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.00	%(g)	2.03%	1.90%	1.81%		1.89%		2.01%
Net investment income/(loss) (f)	0.58	%(g)	0.29%	0.77%	0.08%		(0.01)%		0.08%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.02%
Portfolio turnover rate	10	%(d)	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$28,705		$38,835	$39,153	$103,631		$94,165		$73,572

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$33.08		$22.30	$42.32	$39.35		$32.68		$28.19
Income from Investment Operations
Net investment income/(loss) (a)	0.09		0.02	0.21	(0.06)		(0.05)		(0.00	)(b)
Net realized and unrealized gain/(loss)	(1.73)		10.89	(19.63)	6.39		10.66		5.71
Total from Investment Operations	(1.64)		10.91	(19.42)	6.33		10.61		5.71
Less Distributions to Shareholders
From net investment income	(0.27)		(0.14)	—	(0.00	)(b)	(0.03)		(0.14)
From net realized gains	—		—	(0.60)	(3.36)		(3.91)		(1.08)
Total Distributions to Shareholders	(0.27)		(0.14)	(0.60)	(3.36)		(3.94)		(1.22)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(b)	0.01	—	—		—		—
Net Asset Value, End of Period	$31.17		$33.08	$22.30	$42.32		$39.35		$32.68
Total Return (c)	(4.95	)%(d)	49.12%	(46.50)%	16.01	%(e)	33.14	%(e)	20.45	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.10	%(g)	2.17%	2.08%	1.99%		2.01%		2.09%
Net investment income/(loss) (f)	0.55	%(g)	0.07%	0.60%	(0.14)%		(0.14)%		(0.01)%
Waiver/Reimbursement	—		—	—	0.00	%(h)	0.01%		0.02%
Portfolio turnover rate	10	%(d)	31%	38%	28%		31%		27%
Net assets at end of period (000s)	$83,580		$85,625	$62,906	$153,416		$99,425		$47,325

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.43		$15.90	$27.23	$28.02		$26.52		$24.77
Income from Investment Operations
Net investment loss (a)	(0.08)		(0.11)	(0.14)	(0.09	)(b)	(0.10)		(0.01)
Net realized and unrealized gain/(loss)	(1.35)		6.64	(10.23)	1.01		2.21		3.13
Total from Investment Operations	(1.43)		6.53	(10.37)	0.92		2.11		3.12
Less Distributions to Shareholders
From net realized gains	—		—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	—		— (c)	—	—		—		—
Net Asset Value, End of Period	$21.00		$22.43	$15.90	$27.23		$28.02		$26.52
Total Return (d)	(6.38	)%(e)	41.07%	(39.38)%	3.18	%(f)(g)	7.95	%(f)	12.68	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.28	%(i)	1.32%	1.29%	1.25%		1.26%		1.31%
Net investment loss (h)	(0.73	)%(i)	(0.64)%	(0.60)%	(0.29)%		(0.35)%		(0.02)%
Waiver/Reimbursement	—		—	—	0.00	%(j)	0.01%		0.01%
Portfolio turnover rate	16	%(e)	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$173,203		$178,605	$136,597	$245,085		$245,552		$168,922

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$20.99		$14.98	$25.87	$26.87		$25.61		$24.14
Income from Investment Operations
Net investment loss (a)	(0.16)		(0.22)	(0.27)	(0.25	)(b)	(0.27)		(0.18)
Net realized and unrealized gain/(loss)	(1.26)		6.23	(9.66)	0.96		2.14		3.02
Total from Investment Operations	(1.42)		6.01	(9.93)	0.71		1.87		2.84
Less Distributions to Shareholders
From net realized gains	—		—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	—		— (c)	—	—		—		—
Net Asset Value, End of Period	$19.57		$20.99	$14.98	$25.87		$26.87		$25.61
Total Return (d)	(6.77	)%(e)	40.12%	(39.75)%	2.53	%(f)(g)	7.29	%(f)	11.84	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.05	%(i)	2.02%	1.92%	1.85%		1.93%		2.00%
Net investment loss (h)	(1.50	)%(i)	(1.33)%	(1.24)%	(0.87)%		(1.01)%		(0.72)%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.01%
Portfolio turnover rate	16	%(e)	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$10,554		$20,903	$23,633	$53,820		$65,040		$73,168

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn USA

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$20.84		$14.89	$25.77	$26.81		$25.59		$24.14
Income from Investment Operations
Net investment loss (a)	(0.16)		(0.24)	(0.30)	(0.30	)(b)	(0.30)		(0.20)
Net realized and unrealized gain/(loss)	(1.24)		6.19	(9.62)	0.97		2.13		3.02
Total from Investment Operations	(1.40)		5.95	(9.92)	0.67		1.83		2.82
Less Distributions to Shareholders
From net realized gains	—		—	(0.96)	(1.71)		(0.61)		(1.37)
Increase from regulatory settlements	—		— (c)	—	—		—		—
Net Asset Value, End of Period	$19.44		$20.84	$14.89	$25.77		$26.81		$25.59
Total Return (d)	(6.72	)%(e)	39.96%	(39.87)%	2.39	%(f)(g)	7.14	%(f)	11.76	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.07	%(i)	2.13%	2.08%	2.03%		2.05%		2.10%
Net investment loss (h)	(1.53	)%(i)	(1.45)%	(1.39)%	(1.07)%		(1.14)%		(0.81)%
Waiver/Reimbursement	—		—	—	0.00	%(j)	0.01%		0.01%
Portfolio turnover rate	16	%(e)	28%	23%	21%		13%		13%
Net assets at end of period (000s)	$28,919		$32,508	$25,899	$50,743		$55,306		$42,844

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$23.39		$17.99	$31.74	$27.68		$20.36		$17.85
Income from Investment Operations
Net investment income (a)	0.09		0.10	0.20	0.04	(b)	0.03		0.06
Net realized and unrealized gain/(loss)	(1.01)		5.43	(13.41)	5.91		7.29		2.69
Total from Investment Operations	(0.92)		5.53	(13.21)	5.95		7.32		2.75
Less Distributions to Shareholders
From net investment income	(0.30)		(0.15)	—	(0.12)		—		(0.24)
From net realized gains	—		—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.30)		(0.15)	(0.54)	(1.89)		—		(0.24)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(c)	0.02	—	—		—		—
Net Asset Value, End of Period	$22.17		$23.39	$17.99	$31.74		$27.68		$20.36
Total Return (d)	(3.90	)%(e)	31.01%	(42.30)%	21.50	%(f)	35.97	%(f)	15.60	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.50	%(h)	1.56%	1.54%	1.49%		1.58%		1.70%
Net investment income (g)	0.76	%(h)	0.53%	0.78%	0.11%		0.11%		0.34%
Waiver/Reimbursement	—		—	—	0.00	%(i)	0.02%		0.10%
Portfolio turnover rate	18	%(e)	56%	68%	57%		47%		39%
Net assets at end of period (000s)	$58,245		$64,664	$46,522	$48,538		$22,599		$10,219

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009		2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.34		$17.16		$30.50	$26.73		$19.80		$17.36
Income from Investment Operations
Net investment income/(loss) (a)	0.01		(0.01)		0.04	(0.13	)(b)	(0.12)		(0.03)
Net realized and unrealized gain/(loss)	(0.94)		5.17		(12.84)	5.67		7.05		2.61
Total from Investment Operations	(0.93)		5.16		(12.80)	5.54		6.93		2.58
Less Distributions to Shareholders
From net investment income	(0.18)		—		—	—		—		(0.14)
From net realized gains	—		—		(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.18)		—		(0.54)	(1.77)		—		(0.14)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00		0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(c)	0.02		—	—		—		—
Net Asset Value, End of Period	$21.23		$22.34		$17.16	$30.50		$26.73		$19.80
Total Return (d)	(4.16	)%(e)(f)	30.19	%(f)	(42.68)%	20.69	%(f)	35.00	%(f)	14.97	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.20	%(h)	2.20%		2.17%	2.10%		2.25%		2.30%
Net investment income/(loss) (g)	0.06	%(h)	(0.05)%		0.16%	(0.45)%		(0.53)%		(0.16)%
Waiver/Reimbursement	0.10	%(h)	0.12%		—	0.01%		0.04%		0.28%
Portfolio turnover rate	18	%(e)	56%		68%	57%		47%		39%
Net assets at end of period (000s)	$2,853		$3,887		$4,444	$11,941		$9,787		$6,594

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$22.21		$17.08	$30.42	$26.70		$19.80		$17.38
Income from Investment Operations
Net investment income/(loss)(a)	(0.01)		(0.06)	0.00 (b)	(0.20	)(c)	(0.15)		(0.05)
Net realized and unrealized gain/(loss)	(0.95)		5.17	(12.80)	5.69		7.05		2.60
Total from Investment Operations	(0.96)		5.11	(12.80)	5.49		6.90		2.55
Less Distributions to Shareholders
From net investment income	(0.13)		—	—	—		—		(0.13)
From net realized gains	—		—	(0.54)	(1.77)		—		—
Total Distributions to Shareholders	(0.13)		—	(0.54)	(1.77)		—		(0.13)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00		0.00	0.00	0.00		0.00		0.00
Increase from regulatory settlements	0.00	(b)	0.02	—	—		—		—
Net Asset Value, End of Period	$21.12		$22.21	$17.08	$30.42		$26.70		$19.80
Total Return (d)	(4.29	)%(e)	30.04%	(42.79)%	20.53	%(f)	34.85	%(f)	14.77	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.35	%(h)	2.42%	2.34%	2.29%		2.38%		2.45%
Net investment income/(loss) (g)	(0.06	)%(h)	(0.30)%	0.01%	(0.68)%		(0.67)%		(0.30)%
Waiver/Reimbursement	—		—	—	0.01%		0.02%		0.17%
Portfolio turnover rate	18	%(e)	56%	68%	57%		47%		39%
Net assets at end of period (000s)	$10,168		$11,096	$9,747	$13,023		$7,060		$4,083

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$22.81		$13.77	$27.89		$26.18		$22.47		$20.83
Income from Investment Operations
Net investment loss (a)	(0.09)		(0.14)	(0.18)		(0.15)		(0.13)		(0.09)
Net realized and unrealized gain/(loss)	(1.03)		9.18	(13.25)		2.50		4.45		2.32
Total from Investment Operations	(1.12)		9.04	(13.43)		2.35		4.32		2.23
Less Distributions to Shareholders
From net investment income	—		—	—		—		(0.02)		—
From net realized gains	—		—	(0.69)		(0.64)		(0.59)		(0.59)
Total Distributions to Shareholders	—		—	(0.69)		(0.64)		(0.61)		(0.59)
Net Asset Value, End of Period	$21.69		$22.81	$13.77		$27.89		$26.18		$22.47
Total Return (b)	(4.91	)%(c)	65.65%	(49.31	)%(d)	8.92	%(e)	19.32	%(e)	10.78	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.25	%(g)	1.30%	1.24%		1.19%		1.24%		1.26%
Net investment loss (f)	(0.77	)%(g)	(0.78)%	(0.80)%		(0.52)%		(0.54)%		(0.42)%
Waiver/Reimbursement	—		—	—		0.00	%(h)	0.03%		0.03%
Portfolio turnover rate	12	%(c)	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$461,681		$522,443	$395,794		$1,117,941		$940,857		$744,178

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$21.41		$13.02	$26.57		$25.13		$21.71		$20.23
Income from Investment Operations
Net investment loss (a)	(0.16)		(0.24)	(0.31)		(0.31)		(0.28)		(0.23)
Net realized and unrealized gain/(loss)	(0.96)		8.63	(12.55)		2.39		4.29		2.24
Total from Investment Operations	(1.12)		8.39	(12.86)		2.08		4.01		2.01
Less Distributions to Shareholders
From net realized gains	—		—	(0.69)		(0.64)		(0.59)		(0.53)
Net Asset Value, End of Period	$20.29		$21.41	$13.02		$26.57		$25.13		$21.71
Total Return (b)	(5.23	)%(c)	64.44%	(49.62	)%(d)	8.22	%(e)	18.54	%(e)	10.01	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.94	%(g)	2.01%	1.87%		1.79%		1.91%		1.99%
Net investment loss (f)	(1.47	)%(g)	(1.49)%	(1.43)%		(1.12)%		(1.21)%		(1.15)%
Waiver/Reimbursement	—		—	—		0.01%		0.03%		0.03%
Portfolio turnover rate	12	%(c)	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$68,350		$88,004	$73,152		$199,182		$214,260		$206,441

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Select

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$21.25		$12.94	$26.46		$25.07		$21.69		$20.23
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.26)	(0.34)		(0.36)		(0.31)		(0.25)
Net realized and unrealized gain/(loss)	(0.95)		8.57	(12.49)		2.39		4.28		2.24
Total from Investment Operations	(1.12)		8.31	(12.83)		2.03		3.97		1.99
Less Distributions to Shareholders
From net realized gains	—		—	(0.69)		(0.64)		(0.59)		(0.53)
Net Asset Value, End of Period	$20.13		$21.25	$12.94		$26.46		$25.07		$21.69
Total Return (b)	(5.27	)%(c)	64.22%	(49.71	)%(d)	8.04	%(e)	18.37	%(e)	9.91	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.07	%(g)	2.14%	2.04%		1.98%		2.04%		2.08%
Net investment loss (f)	(1.59	)%(g)	(1.62)%	(1.60)%		(1.31)%		(1.34)%		(1.24)%
Waiver/Reimbursement	—		—	—		0.00	%(h)	0.03%		0.03%
Portfolio turnover rate	12	%(c)	19%	28%		14%		21%		19%
Net assets at end of period (000s)	$83,706		$93,121	$70,962		$197,100		$173,152		$149,160

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.90		$8.26		$12.31	$12.59	$12.49	$13.11
Income from Investment Operations
Net investment income (a)	0.10		0.11		0.22	0.49	0.45	0.39
Net realized and unrealized gain/(loss)	(0.32)		2.53		(3.98)	0.53	0.84	0.29
Total from Investment Operations	(0.22)		2.64		(3.76)	1.02	1.29	0.68
Less Distributions to Shareholders
From net investment income	(0.14)		(0.00	)(b)	(0.22)	(0.51)	(0.47)	(0.39)
From net realized gains	—		—		(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.14)		(0.00	)(b)	(0.29)	(1.30)	(1.19)	(1.30)
Net Asset Value, End of Period	$10.54		$10.90		$8.26	$12.31	$12.59	$12.49
Total Return (c)(d)	(2.05	)%(e)	31.98%		(30.67)%	8.19%	10.56%	5.25%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.50	%(h)	0.50%		0.50%	0.50%	0.50%	0.50%
Net investment income (g)	1.76	%(h)	1.17%		1.99%	3.75%	3.53%	2.97%
Waiver/Reimbursement	0.24	%(h)	0.28%		0.18%	0.18%	0.20%	0.15%
Portfolio turnover rate	79	%(e)	17%		130%	128%	66%	96%
Net assets at end of period (000s)	$41,507		$42,976		$41,032	$53,246	$58,013	$71,034

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.93		$8.32	$12.38	$12.62	$12.51	$13.14
Income from Investment Operations
Net investment income (a)	0.07		0.06	0.16	0.42	0.38	0.31
Net realized and unrealized gain/(loss)	(0.31)		2.55	(4.00)	0.54	0.84	0.28
Total from Investment Operations	(0.24)		2.61	(3.84)	0.96	1.22	0.59
Less Distributions to Shareholders
From net investment income	(0.09)		—	(0.15)	(0.41)	(0.39)	(0.31)
From net realized gains	—		—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.09)		—	(0.22)	(1.20)	(1.11)	(1.22)
Net Asset Value, End of Period	$10.60		$10.93	$8.32	$12.38	$12.62	$12.51
Total Return (b)(c)	(2.18	)%(d)	31.37%	(31.10)%	7.71%	9.91%	4.56%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	1.00	%(g)	1.00%	1.00%	1.00%	1.06%	1.10%
Net investment income (f)	1.21	%(g)	0.64%	1.45%	3.25%	2.99%	2.39%
Waiver/Reimbursement	0.31	%(g)	0.32%	0.20%	0.19%	0.23%	0.19%
Portfolio turnover rate	79	%(d)	17%	130%	128%	66%	96%
Net assets at end of period (000s)	$27,358		$32,758	$36,673	$67,709	$72,367	$78,444

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.91		$8.33	$12.37	$12.62	$12.51	$13.13
Income from Investment Operations
Net investment income (a)	0.05		0.03	0.13	0.39	0.36	0.29
Net realized and unrealized gain/(loss)	(0.30)		2.55	(3.97)	0.53	0.84	0.29
Total from Investment Operations	(0.25)		2.58	(3.84)	0.92	1.20	0.58
Less Distributions to Shareholders
From net investment income	(0.07)		—	(0.13)	(0.38)	(0.37)	(0.29)
From net realized gains	—		—	(0.07)	(0.79)	(0.72)	(0.91)
Total Distributions to Shareholders	(0.07)		—	(0.20)	(1.17)	(1.09)	(1.20)
Net Asset Value, End of Period	$10.59		$10.91	$8.33	$12.37	$12.62	$12.51
Total Return (b)(c)	(2.30	)%(d)	30.97%	(31.20)%	7.36%	9.72%	4.49%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	1.25	%(g)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (f)	0.98	%(g)	0.39%	1.23%	3.02%	2.81%	2.21%
Waiver/Reimbursement	0.27	%(g)	0.30%	0.20%	0.19%	0.23%	0.19%
Portfolio turnover rate	79	%(d)	17%	130%	128%	66%	96%
Net assets at end of period (000s)	$19,014		$21,090	$24,383	$26,908	$27,375	$28,316

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's ("S&P") 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the "Advisor"). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2.00% redemption fee on shares that are redeemed within 60 days or less of purchase. Effective September 1, 2010, redemption fees will not be imposed on redemptions from either Fund. See the discussion of Fund policies regarding redemption fees in the Funds' prospectuses for more information.

The financial highlights for the Fund's Class Z shares are presented in a separate semi-annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of each Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (the "Update"), which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the Update requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The Update also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the Update is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. The Funds adopted the Update effective March 31, 2010.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Advisor does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$20,981	$—
Columbia Acorn International	60,207	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	3,533	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	122	—

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010		2011- 2015	2016	2017	Total
(in thousands)
Columbia Acorn Fund	$—		$—	$—	$409,911	$409,911
Columbia Acorn International	—		—	135,487	489,443	624,930
Columbia Acorn USA	1,518	*	—	76,008	36,216	113,742
Columbia Acorn International Select	—		—	30,442	46,457	76,899
Columbia Acorn Select	—		—	12,271	115,445	127,716
Columbia Thermostat Fund	—		—	5,193	21,738	26,931

*Remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

three fiscal years remain subject to examination by the Internal Revenue Service.

4.   Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisors, LLC ("CMIA"), (formerly, Riversource Investments, LLC), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

After the close of business on April 30, 2010 (the "Closing"), Ameriprise Financial acquired from Bank of America Corporation ("BOA"), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Funds approved a new investment advisory agreement with CWAM to provide advisory services to the Funds. There were no changes to the Funds' advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the six months ended June 30, 2010, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the six months ended June 30, 2010, were $1,586 and $146,782, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2010, each Fund's annualized effective administration fee rate was 0.04% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC ("CMA") an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds. Following the Closing, CMIA succeeded CMA as sub-administrator and began providing certain sub-administrative services to the Funds.

Prior to the Closing, Columbia Management Distributors, Inc., an indirect subsidiary of BOA, served as the Funds' distributor and principal underwriter. Following the Closing, Columbia Management Investment Distributors, Inc., (formerly, Riversource Fund Distributors, Inc.) ("CMID"), a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Closing.

For the six months ended June 30, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $186,932 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $1,291, $124,189 and $24,045, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Following the Closing, Columbia Management Investment Services Corp. ("CMIS"), (formerly, Riversource Service Corporation) a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds. The transfer agent fee rates paid by the Funds did not change as a result of the change in transfer agent. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On June 30, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 36, 46, 57 and 68, respectively.

During the six months ended June 30, 2010, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$4,215	$—
Columbia Acorn International	3,038	1,715
Columbia Acorn USA	704	1,016
Columbia Acorn Select	1,350	2,783

5.   Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivatives instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2010, Columbia Acorn International entered into 80 forward foreign currency exchange contracts.

The following table is a summary of the value of the Columbia Acorn International's derivative instruments as of June 30, 2010.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$14,529
Liability
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized depreciation on forward foreign currency exchange contracts	$(8,511)

The effect of derivative instruments on the Columbia Acorn International's Statement of Operations for the six months ended June 30, 2010 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) On Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change In Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$30,296	$3,534

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2010, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$2,076,779
Proceeds from sales	2,556,239

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$764,037
Proceeds from sales	444,140

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$224,470
Proceeds from sales	235,047

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$68,968
Proceeds from sales	98,014

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$329,807
Proceeds from sales	215,032

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$98,677
Proceeds from sales	118,085

8.   Redemption Fees

For the six months ended June 30, 2010, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $192,065 and $7,827, respectively, and are accounted for as additions to paid in capital.

9.   Regulatory Settlements with Third Parties

During the six months ended June 30, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

10.   Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties to the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010. The final hearing on the fairness of the settlements is scheduled for October 21, 2010.

CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

December 2009

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

The Proposed Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The Columbia assets to be acquired by Ameriprise include the functions currently performed by CMAI, CMSI and CMDI. Because some of Columbia's operations are supported by Bank of America staff and facilities outside of Columbia, Ameriprise and Bank of America entered into a Transition Services Agreement ("TSA") that, among other things, provides for the continuation of those services for a period of time. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.1

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees." Other fund

1 The Funds' custodian is State Street Bank and Trust Company. No change in custodian is required by the APA nor is such a change contemplated at this time.

expenses will be governed by separate agreements, in particular agreements with two Ameriprise affiliates: RFD, the broker-dealer that will underwrite and distribute the Funds' shares, and RFS the Funds' proposed transfer agent.

While the proposed agreements themselves suggest no substantive changes in the services provided to the Funds, Ameriprise and Columbia have informed the Board that they intend to embark on a process of integrating the operations of the two organizations with respect to administration and other services. Among the objectives of that integration are the reduction of costs, and increased economies of scale. Further, CWAM will be subject to new management oversight by Ameriprise which, among other things, will establish the compensation structure for CWAM's portfolio managers and analysts.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMAI. Under the Order, a fee evaluation must precede the execution of new advisory and administration services agreements; there is no express exception from this requirement for agreements that are intended solely to transfer ownership of the existing service providers. I have been advised by Columbia that it believes the Order requires the preparation of this fee evaluation.

In conformity with the terms of the Order and past evaluations, this evaluation addresses only the advisory and administration contracts, and does not extend to any proposed new underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this evaluation.

2009 Evaluation

In May 2009, I submitted to the Board the fourth annual evaluation prepared under the Order. That evaluation, based on performance and fee data as of December 31, 2008, was considered by the Board in renewing the advisory and administration services agreements that were effective on July 31, 2009. That evaluation followed the same structure as the earlier studies. Some areas were given more emphasis, while others were given less. Still, the fundamental information gathered for that evaluation was largely the same as past years. That evaluation is referred to here as the "2009 Study."

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Performance Committee and the Ad Hoc Committee, evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the existing contracts, and evaluated them in light of the proposed transaction.

In the course of its work, the Trustees also gave careful consideration to the conclusions and recommendations contained in the 2009 Study.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Columbia or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Ad Hoc and Performance Committees of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009, and under the Investment Company Act, may not be increased before March 2012 or later (other than for bona fide additional investment advisory services), if the closing date of the transaction is later than March 2010. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM and Ameriprise propose should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds:  The Acorn Fund has achieved good performance over the past five years, and achieved those results with less risk than its peers. Acorn Select and Wanger Select have enjoyed strong investment returns in the past year, resulting in improved rankings that place those funds near or in the top third of their peers over the trailing five year period. These results are achieved, however, with greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA have not been as strong as the other Funds relative to their peers over this period, turning in a largely average performance, though both Funds have outperformed their benchmarks. Thermostat is unique and therefore difficult to assess, but now enjoys a Morningstar rank above its peer median. The overall trend for performance of the domestic Funds is positive, and further, all domestic Funds enjoy positive alpha, confirming that their portfolio managers add value to performance.

The International Funds:  The international Funds experienced a challenging 12 month period relative to their peers, but their five year rankings remain at or above the median. These Funds have enjoyed periods of strong out-performance during that five year stretch. Further, they have outperformed their benchmarks during the past five years, and done so while exposing shareholders to less risk than competitors. Finally, all the international Funds enjoy positive alpha, again confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 31 years. Further, CWAM performs sub-advisory services for two mutual funds managed by RiverSource, a fund family operated by Ameriprise, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services can differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are generally less competitive than are the fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM and CMAI provide excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins have declined in recent periods, as have the margins of many fund companies, but it still maintains margins that appear to be in the upper range of its competitors.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reflect that reality. In the past two years, however, asset levels have generally declined, and sustained asset growth will be required to trigger additional fee reductions under the current schedule. Asset declines have not, however, resulted in significant fee increases.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment.

  1.  Capacity.  CWAM has maintained its investment management capacity even in a difficult environment.

  2.  Compliance.  CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Ad Hoc Committee has taken the steps necessary to assess the proposed change of ownership and recommended appropriate measures to protect Fund shareholders. It has also taken steps to encourage an agreement on an appropriate incentive plan for CWAM that will facilitate the continuity of management, motivate CWAM professionals and that will align their efforts with the interests of Fund shareholders. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

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Recommendations

I believe the Trustees should:

1.  Continue to monitor closely the performance of Acorn USA and Wanger USA, to assess the impact of the portfolio changes implemented by the portfolio manager.

2.  Focus their review on the WAT funds' management fee levels in relation to their peers, in particular the fees paid by Wanger Select, which are, in the views of both Morningstar and Lipper, significantly higher than their peers.

3.  Take appropriate steps to insure that any integration of the two organizations does not adversely impact Fund shareholders, and continue their efforts to facilitate an agreement on an appropriate incentive plan for CWAM personnel that will both motivate them and align their interests with Fund shareholders.

4.  Consider the fees paid by (sub-advisory fees) and to (revenue sharing payments) the proposed new parent organization, Ameriprise or its mutual funds, to identify and address all conflicts of interest.

Robert P. Scales

December 2009

[Excerpt from:]

Columbia Acorn Trust

Supplement to the
Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

April 2010

Introduction

In December 2009, I prepared a fee evaluation required under the New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMAI") and Columbia Management Distributors, Inc., ("CMDI") in February 2005. That Order allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

Columbia Wanger Asset Management, L.P. ("CWAM"), is the adviser to the Funds, and at present is a part of Columbia Management Group ("Columbia"), an umbrella organization that also includes CMAI, Columbia Management Services, Inc. ("CMSI") and CMDI. Columbia is owned by Bank of America Corporation ("Bank of America").

On September 29, 2009, Bank of America entered into a Purchase Agreement ("APA") with Ameriprise Financial, Inc. ("Ameriprise") providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The parties contemplate a closing date of the APA in Spring 2010, and closing is conditioned upon the approval by the Board of a new advisory agreement between the Trusts and CWAM, as well as agreements with the entities that will succeed CMSI, CMDI and CMAI. These entities—RiverSource Fund Services, Inc. ("RFS"), RiverSource Fund Distributors, Inc. ("RFD") and RiverSource Investments, LLC—are wholly owned subsidiaries of Ameriprise and currently support the RiverSource family of mutual funds. Therefore, if the sale is consummated as contemplated by the various agreements, CWAM's ownership will change from Bank of America to Ameriprise, as will the Funds' primary service providers.

Ameriprise, through various separate accounts ("Accounts") established by certain of its insurance company affiliates, is currently an investor in the WAT Funds on behalf of contract holders in variable insurance policies and variable annuity contracts (together, the "Contracts") that Ameriprise or its affiliates have marketed to their clients. In the WAT structure, the insurance companies purchase shares in the WAT Funds on behalf of the Accounts, which fund the Contracts. The insurance company enters into a participation agreement with Wanger Advisors Trust to purchase shares on behalf of its Accounts. The Accounts are the actual investors in the Wanger Funds, not the individual contract holders. Through this structure, Ameriprise controlled Accounts hold approximately $2 billion or two-thirds of the WAT Funds' total assets; approximately nine other insurance companies also participate in the WAT Funds and hold the remaining assets in those Funds. Ameriprise also maintains a small account with CWAM that is a sub-account for a RiverSource mutual fund. This sub-account is not subject to oversight by the WAT or Acorn Board.

Columbia and Ameriprise have proposed that the Trusts continue, in substance, the existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They propose no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The fees paid under these two agreements are referred to as "management fees."

Reasons for this Supplement

This Supplement is prompted by notice given by Ameriprise, after completion of the fee evaluation in December, that following the closing of the transaction, it anticipates a redemption of approximately $1 billion of its clients' investments in two of the WAT

Funds (Wanger USA and Wanger International), and re-investment of most of the proceeds in one or more RiverSource mutual funds; CWAM will sub-advise these funds in two new sub-accounts at CWAM and effect investment strategies substantially identical to those pursued by the WAT Funds from which those funds were redeemed. One of the sub-accounts will parallel WAT International/Acorn International, and the other Wanger USA/Acorn USA. Ameriprise has advised the Board of the sub-advisory fees to be paid to CWAM and such sub-advisory fees will be lower than the advisory fee paid to CWAM by the parallel WAT Fund. Sub-advised accounts of this kind are generally considered institutional accounts and sub-advisory services are priced differently (and usually lower) than the advisory fees for mutual funds that are not sub-advised.

The Order and the Investment Company Act require fund trustees to consider, among other things, the proposed management fees (including components thereof) charged to institutional and other clients of the adviser for like services. As the Fee Evaluation notes, CWAM historically has maintained very few institutional accounts with relatively few assets under management. The new Ameriprise accounts are, therefore, a departure from past practice at CWAM.

Ameriprise's intentions pose the following issues with respect to assessing the reasonableness of the management fee proposed by Ameriprise for the WAT and Acorn Funds:

1.  How do the Funds' fees compare to the fees paid by the parallel institutional accounts?

2.  What impact might the redemption have on the fees paid by the shareholders who remain in the WAT Funds after the Ameriprise action?

3.  Would expanded assets in the institutional accounts strain CWAM's limited capacity to manage the Acorn and WAT Funds?

This Supplement is intended solely to address these points as additional information for consideration by the Trustees in assessing the reasonableness of the management fees proposed by Ameriprise.

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Conclusions

The conclusions and recommendations in the December 2009 Fee Evaluation remain valid today. Consideration of the Ameriprise redemption proposal leads to the following additional conclusions and recommendations.

A.  Reasonableness of the Advisory Fees and Related Considerations

CWAM will soon manage assets in a sub-advised account at fee levels that reflect a substantial discount to the parallel mutual fund. Ameriprise has set forth the differences in services that support its claim that this divergence in fees is justified. These justifications should be revisited by the Trustees. In addition, the redemption will result in higher fees for remaining participants in the WAT Funds, and will result in brokerage and other expenses for Fund participants. These costs should also be a part of the Trustees' calculus in assessing fees. Lastly, the prospect of increased assets for CWAM management raises potential future issues of investment capacity.

B.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee and its Ad Hoc Committee engaged in a careful assessment of the repercussions of the

Ameriprise redemption proposal, assessed as best as possible its potential costs, and revisited the breakpoint schedules of the WAT and Acorn Funds to determine whether WAT Fund participants are treated equitably in relation to Acorn Fund shareholders. It also gave consideration to the fee differential between institutional and mutual fund accounts. The Trustees met on a number occasions with me and with counsel, and gave close attention to a variety of materials including data submitted by Ameriprise and the legal analysis of counsel. The Trustees have sufficient information to evaluate management's proposals, and negotiate contract terms that are in the best interests of fund shareholders. Lastly, the Trustees considered the recommendations set forth below and the Contract Committee adopted them as appropriate measures to protect shareholders.

Recommendations

In light of the developments discussed in this Supplement, I recommend that the Trustees:

1.  Consider imposing an expense cap on Wanger International and Wanger USA that will insulate those participants who remain after the Ameriprise redemption from the impact of increased advisory fees.

2.  Consider including in the advisory or related contracts with Ameriprise a provision requiring Ameriprise to reimburse the direct costs of its redemption, insulating remaining Fund participants from the commission and other expenses that will be required to effect the redemption.

3.  Consider seeking an agreement on the part of Ameriprise to seek Board approval of new institutional and sub-advised accounts that will result in increased assets under management at CWAM, thereby protecting existing investors from dilution of CWAM's limited investment management capacity.

Robert P. Scales

April 2010

Board Approval of the Proposed Investment Advisory Agreement

The Board of Trustees unanimously approved the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, LLC ("Columbia WAM") (the "Proposed Advisory Agreement") for each Fund of the Trust at meetings held on February 24, 2010 and April 6, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board and the Contract Committee of the Board (together, the "Committees"), which are comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Trust (the "Independent Trustees"), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise Financial, Inc. ("Ameriprise") in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committees or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committees also met separately with representatives of Ameriprise, Columbia Management Group, LLC ("CMG") and Columbia WAM management on several different occasions. In all, one or other of the Committees convened formally on 22 separate occasions to consider the sale of a portion of the asset management business of CMG, including 100% of Columbia WAM, by Bank of America Corporation ("Bank of America") to Ameriprise (the "Transaction"), and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 6 other occasions to receive the Committees' status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees' counsel and the Trust's Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 and the Supplement thereto dated April 2010 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committees and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund's performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise's approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise's management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•  the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•  the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Underwriting Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement, between RiverSource Services Corporation and the Funds; the Distribution Agreement between RiverSource Fund Distributors, Inc. and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•  that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•  that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM's compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Board Approval of the Proposed Investment Advisory Agreement, continued

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Columbia Acorn Fund and Columbia Acorn Select outperformed their respective peer group medians for the three-year period ended September 30, 2009. Columbia Acorn Fund outperformed its benchmark, while Columbia Acorn Select underperformed its benchmark, over the same three-year period. Columbia Acorn USA underperformed its peer group medians but outperformed its benchmark over the three-year period. The Trustees considered that the Columbia Thermostat Fund's Morningstar ranking placed it ahead of its peer group median for the three-year period, although they discussed that the Fund was unique and that the peer group selected by Morningstar may have different investment policies and strategies. For the three-year period, Columbia Thermostat Fund underperformed the 50/50 Blended Benchmark, an equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, the Fund's primary equity and debt indexes, respectively, established by Columbia WAM. For the five-year period ended September 30, 2009, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select outperformed or equaled their respective peer group medians and each outperformed its primary benchmark, while Columbia Thermostat Fund outperformed its Morningstar peer group median but underperformed the 50/50 Blended Benchmark.

With respect to the international Funds, the Trustees considered that Columbia Acorn International and Columbia Acorn International Select both outperformed their Morningstar peer group medians and benchmarks for the three-year and five-year periods ended September 30, 2009. Columbia Acorn International Select also outperformed its Lipper peer group medians for the three-year and five-year periods, while Columbia Acorn International equaled its Lipper peer group medians for the same periods.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds' rankings, but noted that in general, the fees were close to or below the median peer group rank. As noted in the Fee Evaluation, the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn International Select were higher than the median advisory fee of the Funds' Morningstar and Lipper peer groups and the actual advisory fee paid by Columbia Acorn USA was higher than the median advisory fee of the Fund's Morningstar peer group, but not of its Lipper peer group. The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than the median advisory fee of the Funds' Morningstar and Lipper peer groups. Total management fees for three of the six Funds, however, were equal to or lower than their respective Morningstar peer group medians, and total management fees for three of the six Funds were equal to or lower than their respective Lipper peer group medians. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia

WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM's profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Acorn Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees. Columbia WAM's institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds' estimated overall expense ratios were reasonable, considering the quality of services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which has relatively modest assets, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds' transfer agency agreement would be assigned to RiverSource Service Corporation (now known as Columbia Management Investment Services Corp.), an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc. (now known as Columbia Management Investment Distributors, Inc.), would serve as the new distributor under a distribution agreement containing substantially the same terms as the Funds' existing distribution agreement with an affiliate of Columbia WAM, and that the Funds' new distributor would receive Rule 12b-1 Plan fees on the same basis as paid to the current distributor. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Board Approval of the Proposed Investment Advisory Agreement, continued

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be "interested persons" (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an "unfair burden" on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Following the Board's approval of the Proposed Advisory Agreement for each Fund on February 24, 2010, Ameriprise advised the Board that it anticipated that a significant amount of the existing assets of Wanger International and Wanger USA, representing the interests of owners of contracts issued by life insurance companies affiliated with Ameriprise, would be redeemed in spring 2010. These two Columbia Wanger Funds are managed substantially similarly to Columbia Acorn International and Columbia Acorn USA, respectively. These assets would be reinvested in two RiverSource Funds (the "New Institutional Accounts") that have similar investment objectives and strategies to Columbia Acorn International and Columbia Acorn USA. The New Institutional Accounts would be sub-advised by Columbia WAM for investment sub-advisory fees that were proposed to be lower than the advisory fees of their Columbia Acorn Fund counterparts. The Board therefore determined that the existence of the New Institutional Accounts to be sub-advised by Columbia WAM warranted another review of the Proposed Advisory Agreement for each Fund and the fees paid thereunder.

The Committees then met on four occasions in March 2010, including once with representatives of Ameriprise, to review and consider the New Institutional Accounts and the implications of these transactions with respect to their consideration of the Proposed Advisory Agreement for each Fund. In their deliberations, the Trustees received and reviewed a supplement dated April 2010 ("Supplement") to the Fee Evaluation prepared by the Senior Officer, which contained an analysis of the fees related to the New Institutional Accounts. The Trustees were also advised by independent counsel at each of these meetings.

The Trustees considered information submitted by Ameriprise regarding the sub-advisory fees payable to Columbia WAM for investment advisory services rendered to the accounts. The Trustees also considered that the sub-advisory fees payable were substantially the same as an existing RiverSource Fund account sub-advised by Columbia WAM. The Trustees considered the explanations previously provided by Columbia WAM for the differences in advisory fees paid by the Funds and Columbia WAM's other similar institutional accounts. The Trustees also considered Ameriprise's and Columbia WAM's agreement that they would not agree to, or submit a proposal to, manage any further new institutional accounts without the express approval of the Board. The Board believed that this provision was necessary in order to protect

Columbia WAM's investment capacity and the resulting quality of its investment services with respect to the Funds.

The Trustees also considered the performance of the Funds over various time periods ended December 31, 2009. Columbia Acorn Fund outperformed its Lipper peer group median and primary benchmark over the three-year period ended December 31, 2009, but underperformed its Morningstar peer group median over that same period. Columbia Acorn USA outperformed its peer group medians and primary benchmark over the three-year period. Columbia Acorn Select underperformed its primary benchmark, but outperformed its peer group medians for the three-year period. Both Columbia Acorn International and Columbia Acorn International Select outperformed their respective peer group medians and each outperformed its primary benchmark for the three-year period. Columbia Thermostat Fund outperformed its peer group medians but underperformed its 50/50 Blended Benchmark for the same three-year period. For the five-year period ended December 31, 2009, Columbia Thermostat Fund outperformed its 50/50 Blended Benchmark and each other Fund outperformed its primary benchmark.

Taking all of the foregoing factors into account as well as the continued satisfactory performance of the Funds since the last Board meeting and other factors they deemed relevant, the Trustees, including all of the independent Trustees, concluded again on April 6, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they affirmed the approval of the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Columbia Acorn Family of Funds

Second Quarter Class A, B and C Share Information

Minimum Initial Investment in all Funds	$2,500 $1,000 for an IRA

Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.16%	0.35%	0.21%
Net Expense Ratio	1.05%	1.74%	1.85%
Columbia Acorn International	Class A	Class B*	Class C
Management Fees	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.27%	0.48%	0.33%
Net Expense Ratio	1.29%	2.00%	2.10%
Columbia Acorn USA	Class A	Class B*	Class C
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.17%	0.44%	0.21%
Net Expense Ratio	1.28%	2.05%	2.07%
Columbia Acorn International Select	Class A	Class B*	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.31%	0.51%	0.41%
Net Expense Ratio	1.50%	2.20%	2.35%
Columbia Acorn Select	Class A	Class B*	Class C
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.18%	0.37%	0.25%
Net Expense Ratio	1.25%	1.94%	2.07%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the six months ended June 30, 2010. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of CWAM's voluntary undertaking to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of 1.35% and 1.45%, respectively, of the average daily net assets. These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Does not include estimated fees and expenses of 0.78% incurred by the Fund from the underlying portfolio funds in which it invests.

Proxy Voting Results

On May 27, 2010, a special meeting of shareholders of Columbia Acorn Trust (the "Trust") was held to ask shareholders of each Fund of the Trust to: (1) consider and vote on a proposed Investment Advisory Agreement for the Fund with CWAM, which became a subsidiary of Ameriprise Financial; and (2) elect eleven trustees to the Trust's Board of Trustees (the "Board"). A proxy statement that described the proposals was mailed to shareholders of record as of April 8, 2010.

Proposal 1: A proposed Investment Advisory Agreement with CWAM was approved for each Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes*
Columbia Acorn Fund	295,054,542	5,887,228	5,202,819	60,105,675
Columbia Acorn International	76,381,712	1,384,255	884,737	23,551,750
Columbia Acorn USA	25,415,392	2,189,936	247,672	4,134,020
Columbia Acorn International Select	12,377,245	61,231	76,202	2,740,103
Columbia Acorn Select	38,931,903	504,251	515,982	10,453,962
Columbia Thermostat Fund	6,034,518	68,703	142,714	1,824,178

*  Shares held of record by a financial intermediary, such as a broker or nominee, typically held in "street name," as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter.

Proposal 2: Each of the trustee nominees was elected to the Board as follows:

Fund	Votes For	Votes Against	Abstentions
Laura M. Born	560,169,724	14,001,005	0
Michelle L. Collins	559,790,048	14,380,682	0
Maureen M. Culhane	559,638,902	14,531,828	0
Margaret M. Eisen	560,119,886	14,050,843	0
John C. Heaton	559,671,052	14,499,677	0
Steven N. Kaplan	560,434,242	13,736,487	0
David C. Kleinman	526,427,211	47,743,518	0
Charles P. McQuaid**	557,062,152	17,108,578	0
Allan B. Muchin	559,839,896	14,330,833	0
David B. Small	560,065,265	14,105,464	0
James A. Star	560,735,460	13,435,269	0

**  Mr. McQuaid is an "interested person" of the Trust and of CWAM because he is an officer of the Trust and of CWAM.

Columbia Acorn Family of Funds

Trustees

James A. Star

Chairman of the Board

Steven N. Kaplan

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

David C. Kleinman

Charles P. McQuaid

Allan B. Muchin

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Advisor

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*As of May 1, 2010

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiafunds.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America Corporation. In connection with the acquisition, Ameriprise Financial acquired Columbia Wanger Asset Management, LLC ("CWAM"). CWAM will continue as the investment advisor for the Columbia Acorn and Wanger Funds and no changes are anticipated in the existing investment management team. Ameriprise Financial also acquired Columbia Management Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, which is the distributor and principal underwriter of the Funds.

CWAM is a registered investment advisor and an indirect wholly owned subsidiary of Ameriprise Financial, Inc.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Acorn Family of Funds

Class A, B and C Shares

Semiannual Report, June 30, 2010

For More Information

You'll find more information about the Columbia Acorn Family Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiafunds.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2010 Columbia Management Investment Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1450 A (8/10) 104871

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 23, 2010

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 23, 2010